UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2024

DATE OF REPORTING PERIOD: November 1, 2023 through October 31, 2024

Item 1. Reports to Stockholders.

1(a) Reports to Stockholders

TIMELY INFORMATION INSIDE

Family of Closed-End Funds

ANNUAL REPORT OCTOBER 31, 2024

Domestic Funds

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Calamos Convertible and High Income Fund (Ticker: CHY)

Calamos Strategic Total Return Fund (Ticker: CSQ)

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Global Funds

Calamos Global Dynamic Income Fund (Ticker: CHW)

Calamos Global Total Return Fund (Ticker: CGO)

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Experience and Foresight

Calamos is a trusted and leading provider of closed-end funds that use a diversified blend of convertible securities, equities, fixed income, and alternative investments across innovative investment strategies to support competitive distributions throughout a market cycle.

Our Managed Distribution Policy*

(for Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Fund)

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, certain Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•  Net investment income

•  Net realized short-term capital gains

•  Net realized long-term capital gains

•  And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Each Fund's current monthly distribution per share as of October 31, 2024 is as follows:

•  Calamos Convertible Opportunities and Income Fund: $0.0950

•  Calamos Convertible and High Income Fund: $0.1000

•  Calamos Strategic Total Return Fund: $0.1025

•  Calamos Dynamic Convertible and Income Fund: $0.1950

•  Calamos Long/Short Equity & Dynamic Income Fund: $0.1400

Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of a Fund's distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about a Fund's investment performance from the amount of its distribution or from the terms of a Fund's plan. The Funds' Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund's shareholders.

For more information about any of the Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

TABLE OF CONTENTS

Letter to Shareholders	1
The Calamos Closed-End Funds: An Overview	6
Additional Information About the Funds	8
The Fund's Investment Team Discussion, Investment Objective and Principal Investment Strategies
Calamos Convertible Opportunities and Income Fund	28
Calamos Convertible and High Income Fund	34
Calamos Strategic Total Return Fund	42
Calamos Dynamic Convertible and Income Fund	48
Calamos Global Dynamic Income Fund	53
Calamos Global Total Return Fund	58
Calamos Long/Short Equity & Dynamic Income Trust	64
Principal Risks of the Funds	70
Schedules of Investments	90
Statements of Assets and Liabilities	206
Statements of Operations	208
Statements of Changes In Net Assets	210
Statements of Cash Flows	213
Financial Highlights	220
Notes to Financial Statements	229
Report of Independent Registered Public Accounting Firm	242
Trustee Approval of Management Agreements	243
Trustees and Officers	246
Tax Information	251
About Closed-End Funds	252
Managed and Level Distribution Policies	253
Automatic Dividend Reinvestment Plan	254
Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions	255

*  On December 17, 2024, the Board of Trustees approved the transition from a managed distribution policy to a level distribution policy for CCD, CHY and CHI.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2024. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Closed-End Funds.

Our goal: Provide steady, attractive income

Each Calamos Closed-End Fund is designed to serve income-oriented investors by providing steady, competitive distributions through a multi-asset, risk-managed, and flexible approach. Our suite includes enhanced fixed income and total return funds, focused on either the US or global markets. You can learn more about each fund in the overview section on page 6 and in the investment team discussions.

We understand the importance of providing a predictable amount of cash every month. Each of our closed-end funds is managed to provide steady (although not assured) monthly distributions through managed rate or level rate distribution policies. As the chart shows, as of the end of the reporting period, the funds each offered attractive annualized distribution rates versus the yields of market benchmarks. We believe this speaks to the potential benefits of each fund's multi-asset class approach.

www.calamos.com

Letter to Shareholders

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. You can purchase or sell common shares daily. Like any other stock, the market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment.

Our multi-asset class approach provides many potential benefits

Each Calamos fund follows a multi-asset approach. This gives us multiple levers for pursuing risk and total return, which we believe provides the Calamos funds with an advantage over portfolios that can invest in more limited choices. For example, we have the flexibility to invest across fixed-income markets. Our fund's bond holdings, such as high-yield bonds and convertible bonds, have typically been less susceptible to interest rate changes than longer-duration investment-grade corporate or municipal bonds. We believe this is an especially important advantage in the wake of the Federal Reserve's recent interest rate cuts.

We also believe that the funds' judicious use of leverage can continue to provide long-term benefits to shareholders, especially as interest rates have fallen.

Premiums and discounts: Perspectives for long-term investors

As we have discussed in past letters, investors often ask how they should view premiums and discounts, and whether they should be concerned if their fund is trading at a discount to net asset value. Above all, it's important to remember that the Calamos closed-end funds are managed to support the long-term needs of income-oriented investors, and we believe that investors are better served by evaluating a fund on the merits of its distributions and returns. Over time, it's quite normal for a closed-end fund to trade at a discount. In fact, I believe that for long-term fund investors, when a Calamos closed-end fund trades at a discount, it could be an attractive buying opportunity to purchase shares.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Market review

Over the past 12 months, markets have navigated many crosscurrents—including changing inflation expectations, conflicting economic data points, monetary policy unknowns, and political and geopolitical uncertainty. Throughout the year, the Federal Reserve remained the focal point of either investor anxiety or anticipation, depending on the particular moment. Meanwhile, the twists and turns in the run-up to the US presidential election amplified fiscal policy uncertainty.

Nevertheless, as autumn began, market activity reflected confidence in the trajectory of the US economy, supported by moderating inflation and corporate earnings. Equity markets jumped after the Federal Reserve announced a 50-basis point jumbo cut, and China surprised markets with an interest rate cut and announcements of massive fiscal stimulus. In the final weeks of the quarter, market jitters set in again as the world awaited the results of a contentious US presidential election and continued to speculate about how much more central banks would cut and when.

The reporting period was notable for a broadening of leadership within the equity markets, particularly increased recognition of small-cap companies. Within the fixed-income market, high-yield bonds benefited from their reduced sensitivity to interest rate changes and a narrowing of credit spreads.

Our outlook

We believe that our funds are well-positioned for the current environment. Our teams are confident that our ability to dynamically allocate among multi-asset classes, including those that have been historically less vulnerable to interest rate changes, will serve the funds in good stead. Additionally, we maintain a high level of conviction that our proprietary research, which includes rigorous bottom-up fundamental research and top-down macroeconomic and thematic analysis, will prove advantageous in guiding us to attractive opportunities.

As we look to the future, we are cautiously optimistic about the prospects of the economy. For example, fiscal policy has a tremendous impact on the economy, and the incoming presidential administration has advocated for tax and regulatory policies that could catalyze entrepreneurship and business growth, while also creating a more hospitable environment for investment. Business expansion also fuels job growth, and in turn, household prosperity.

It's important to remember ups and downs are always a part of the market particularly in the short term, even as long-term positive economic changes unfold. We would also not be surprised to see periods of choppiness as Washington recalibrates foreign policy, including trade policies.

Our teams have long viewed short-term volatility as an opportunity to position our funds for long-term success, and we will continue to stick to our risk-conscious long-term approach as we navigate the ebbs and flows in the markets.

www.calamos.com

Letter to Shareholders

In closing

In the commentaries that follow, our teams will discuss how they are pursuing competitive distributions and returns through risk-managed approaches.

As always, thank you for your trust. We are honored that you have chosen Calamos Investments to help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Source: Calamos Advisors LLC.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Current Annualized Distribution Rate is the Fund's most recent distribution, expressed as an annualized percentage of the Fund's current market price per share. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the level rate distribution policy of CGO and CHW and the managed rate distribution policy of CHI, CHY, CSQ, CCD, and CPZ the distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary. Dividend yield is shown for stocks, current yield is shown for convertibles, yield to worst for remaining indexes. There are material differences between the indexes and the Calamos closed-end funds. Indexes are unmanaged, do not include fees and expenses and are not available for direct investments. Stocks are represented by the S&P 500 Index; US investment grade bonds are represented by the Bloomberg US Aggregate Bond Index; global investment grade bonds are represented by the Bloomberg Global Aggregate Index; short term bonds are represented by Bloomberg US Govt/Credit 1-3 Year Index and high yield bonds are represented by the ICE BofA US High Yield Index.

Current annualized distribution rate is the Fund's most recent distribution, expressed as an annualized percentage of the Fund's current market price per share. The Distribution Details for the distribution paid on 10/22/24, nearest the end of the reporting period are as follows. CHI: The Fund's distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0950 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. cgo: The Fund's distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0999 is paid from short-term capital gains, approximately $0.0001 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CHW: The Fund's distribution was $0.0500 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0500 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CSQ: The Fund's distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0642 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0383 represents a return of capital. CCD: The Fund's distribution was $0.1950 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0344 is paid from short-term capital gains, approximately $0.1606 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CGO: The Fund's distribution was $0.0800 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0800 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CPZ: The Fund's distribution was $0.1400 per share. Based on our current estimates, we anticipate that approximately $0.0231 is paid from ordinary income, approximately $0.1169 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

www.calamos.com

The Calamos Closed-End Funds: An Overview

Offering Domestic and Global Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes to capture upside potential while seeking to manage downside risk.

Closed-end funds issue a fixed number of shares through an initial public offering and trade on an exchange. They often employ leverage to pursue high current income or returns, but are primarily valued for their regular attractive distributions by investors seeking a steady income stream. Calamos closed-end funds adhere to distribution policies* that aim to provide consistent monthly distributions through the disbursement of the following:

•  Net investment income

•  Net realized short-term capital gains

•  Net realized long-term capital gains

•  And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term yet highly competitive versus other sources of yield. In addition, our team emphasizes ongoing risk management. The level of a fund's distribution can be influenced by market conditions, including the interest rate environment, the individual performance of securities, our view of retaining leverage, fund tax considerations, and regulatory requirements. It's important not to draw conclusions about your fund's investment performance from the amount of its distribution.

Although the funds share a focus on producing income, they can be broadly grouped into two categories: domestic and global.

DOMESTIC**	US ENHANCED FIXED INCOME
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)
Invests in convertible securities and corporate high-yield bonds, primarily in US markets.
Calamos Convertible and High Income Fund (Ticker: CHY)
Invests in convertible securities and corporate high-yield bonds, primarily in US markets.
US TOTAL RETURN
Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in equities, higher-yielding convertible securities, and corporate bonds, primarily in US markets.
Calamos Dynamic Convertible and Income Fund (Ticker: CCD)
Invests in convertibles and other fixed-income securities, primarily in US markets. To help generate income and achieve a favorable risk/reward profile, the investment team can also sell options.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

GLOBAL	GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in equities, convertibles, and income-producing securities of various rated and unrated instruments in both US and non-US markets, and may use other income-producing strategies for hedging purposes. The Fund may invest between 40% to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers.
GLOBAL TOTAL RETURN
Calamos Global Total Return Fund (Ticker: CGO)
Invests in equities, convertibles and income-producing securities of various rated and unrated instruments in both US and non-US markets. Will invest at least 50% in equities and between 40% and 100% of its managed assets in securities of foreign issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers.
Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)
Invest at least 80% of its managed assets in a diversified portfolio of equity securities, long and short equity positions, and diversified income-producing securities. The Fund May invest up to 50% of its managed assets in securities of foreign issuers; will not invest more than 25% in a single country, and may invest up to 20% in emerging market countries.

*  CHI, CHY, CSQ, CPZ, and CCD adhere to a managed distribution policy, and CHW and CGO adhere to a level distribution policy. Both distribution policies represent the investment company's commitment to providing common shareholders with a predictable but not assured level of cash flow. The funds' Board of Trustees may amend or terminate the managed or level distribution policies without prior notice to the funds' shareholders. On December 17, 2024, the Board of Trustees approved the transition from a managed distribution policy to a level distribution policy for CCD, CHY and CHI.

**  Although these Funds primarily invest in the securities of US issuers, CHI and CHY may invest up to 25%, CSQ up to 35%, and CCD up to 50% of managed assets in securities of foreign issuers.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Convertible Opportunities and Income Fund
Market Price	27.31%	11.55%	8.38%	9.48%
NAV	24.26	8.75	7.18	9.07
50%VXAO-50%BBGUSHY2%Cap Index	18.76	7.59	6.96	8.12
ICE BofA All US Convertible Index (VXA0)	20.97	10.33	8.81	8.60
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.53	4.86	7.38

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA Convertible Index (VXA0) and 50% - Bloomberg US Corp HY 2% Issuer Cap Bond Index.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2024, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2024	$314,650,000	$3,835	(a)	—	—		Loan
October 31, 2024	$132,750,000	227	(b)	25	25	(d)	MRPS
October 31, 2023	$314,400,000	$3,563	(a)	—	—		Loan
October 31, 2023	$133,000,000	211	(b)	25	25	(d)	MRPS
October 31, 2022	$339,400,000	3,630	(a)	—	—		Loan
October 31, 2022	$133,000,000	232	(b)	25	25	(d)	MRPS
October 31, 2021	$399,400,000	4,116	(a)	—	—		Loan
October 31, 2021	$133,000,000	309	(b)	25	25	(d)	MRPS
October 31, 2020	$288,400,000	4,431	(a)	—	—		Loan
October 31, 2020	$100,000,000	319	(b)	25	25	(d)	MRPS
October 31, 2019	$277,400,000	4,080	(a)	—	—		Loan
October 31, 2019	$100,000,000	283	(b)	25	25	(d)	MRPS
October 31, 2018	$288,000,000	3,921	(a)	—	—		Loan
October 31, 2018	$100,000,000	282	(b)	25	25	(d)	MRPS
October 31, 2017	$275,000,000	4,265	(a)	—	—		Loan
October 31, 2017	$100,000,000	293	(b)	25	25	(d)	MRPS
October 31, 2016	$306,000,000	3,454	(a)	—	—		Loan
October 31, 2015	$353,000,000	3,316	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)   "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2024, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2024. As of October 31, 2024, the Fund had utilized $315 million of the $430 million available under the SSB Agreement ($227 million in advances outstanding, and $88 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 26.1% of the Fund's managed assets as of that date, and had $133 million in MRPS outstanding, representing 11.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 37.1% of the Fund's managed assets.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	1.00	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.28%
Interest Payments on Borrowed Funds(4)	2.50%
Preferred Stock Dividend Payments(5)	0.64%
Other Expenses(6)	0.10%
Total Annual Expenses	4.52%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.52% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$45	$137	$229	$463

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 0.80% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.28% of the Fund's average weekly net assets as of October 31, 2024 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $261 million in average borrowings under the SSB Agreement, plus $54 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $133 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $430 million. As of October 31, 2024, the Fund had utilized $315 million of the $430 million available under the SSB Agreement ($227 million of advances outstanding, and $88 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 26.1% of the Fund's managed assets as of that date,

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

and had $133 million of MRP Shares outstanding, representing 11.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 37.1% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 2.68% for Series E MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.83% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(18.81)	(10.86)	(2.92)	5.03	12.98

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible Opportunities and Income Fund (continued)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2024	$12.01	$10.91	$10.04	18.20%	13.13%
July 31, 2024	$12.02	$11.04	$9.95	20.24%	11.61%
April 30, 2024	$11.54	$10.55	$9.74	14.21%	7.46%
January 31, 2024	$10.71	$9.74	$10.00	12.00%	0.41%
October 31, 2023	$11.32	$10.00	$8.99	15.20%	4.56%
July 31, 2023	$11.36	$9.90	$10.51	10.21%	1.53%
April 30, 2023	$12.34	$10.21	$9.94	16.91%	1.49%
January 31, 2023	$12.09	$10.51	$10.61	15.03%	3.89%
October 31, 2022	$12.90	$9.66	$10.25	14.01%	-3.36%
July 31, 2022	$13.00	$10.17	$11.18	16.28%	-2.33%
April 30, 2022	$14.50	$11.81	$12.05	4.69%	-4.58%
January 31, 2022	$16.34	$12.96	$13.62	4.21%	-4.14%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Convertible and High Income Fund
Market Price	20.87%	11.44%	8.12%	8.75%
NAV	24.82	9.00	7.18	8.46
50%VXAO-50%BBGUSHY2%Cap Index	18.76	7.59	6.96	7.92
ICE BofA All US Convertible Index (VXA0)	20.97	10.33	8.81	8.53
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.53	4.86	7.05

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA All US Convertible Index (VXA0) and 50% - Bloomberg US HY 2% Issuer Capped Index.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2024, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2024	$340,900,000	$3,828	(a)	—	—		Loan
October 31, 2024	$144,500,000	226	(b)	25	25	(d)	MRPS
October 31, 2023	$340,400,000	$3,556	(a)	—	—		Loan
October 31, 2023	$145,000,000	209	(b)	25	25	(d)	MRPS
October 31, 2022	$365,400,000	3,635	(a)	—	—		Loan
October 31, 2022	$145,000,000	229	(b)	25	25	(d)	MRPS
October 31, 2021	$435,400,000	4,106	(a)	—	—		Loan
October 31, 2021	$145,000,000	308	(b)	25	25	(d)	MRPS
October 31, 2020	$318,400,000	4,386	(a)	—	—		Loan
October 31, 2020	$110,000,000	317	(b)	25	25	(d)	MRPS
October 31, 2019	$303,900,000	4,055	(a)	—	—		Loan
October 31, 2019	$110,000,000	280	(b)	25	25	(d)	MRPS
October 31, 2018	$315,500,000	3,904	(a)	—	—		Loan
October 31, 2018	$110,000,000	280	(b)	25	25	(d)	MRPS
October 31, 2017	$302,500,000	4,236	(a)	—	—		Loan
October 31, 2017	$110,000,000	291	(b)	25	25	(d)	MRPS
October 31, 2016	$337,000,000	3,440	(a)	—	—		Loan
October 31, 2015	$398,000,000	3,258	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2024, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2024. As of October 31, 2024, the Fund had utilized $341 million of the $480 million available under the SSB Agreement ($307 million in advances outstanding, and $34 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 26.1% of the Fund's managed assets as of that date, and had $145 million in MRPS outstanding, representing 11.1% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 37.2% of the Fund's managed assets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	1.00	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.28%
Interest Payments on Borrowed Funds(4)	2.51%
Preferred Stock Dividend Payments(5)	0.65%
Other Expenses(6)	0.10%
Total Annual Expenses	4.54%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.54% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$46	$138	$230	$466

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 0.80% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.28% of the Fund's average weekly net assets as of October 31, 2024 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $282 million in average borrowings under the SSB Agreement, plus $59 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $145 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $480 million. As of October 31, 2024, the Fund had utilized $341 million of the $480 million available under the SSB Agreement ($307 million of advances outstanding, and $34 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 26.1% of the Fund's managed assets as of that date,

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

and had $145 million of MRP Shares outstanding, representing 11.1% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 37.2% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 2.68% for Series E MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.84% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(18.85)	(10.89)	(2.93)	5.03	12.99

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Convertible and High Income Fund (continued)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2024	$12.31	$11.13	$10.63	14.21%	8.83%
July 31, 2024	$11.48	$11.02	$10.52	9.24%	5.21%
April 30, 2024	$12.14	$10.86	$10.30	14.45%	5.44%
January 31, 2024	$11.94	$10.85	$10.57	19.56%	5.45%
October 31, 2023	$11.64	$10.79	$9.49	15.01%	3.65%
July 31, 2023	$11.56	$10.03	$11.09	4.51%	-3.00%
April 30, 2023	$12.77	$10.58	$10.50	14.88%	-0.28%
January 31, 2023	$12.38	$10.55	$11.19	10.73%	0.38%
October 31, 2022	$13.38	$10.09	$10.81	10.88%	-3.54%
July 31, 2022	$13.26	$10.69	$11.77	12.66%	-2.32%
April 30, 2022	$15.21	$12.64	$12.70	4.37%	-3.38%
January 31, 2022	$17.08	$13.68	$14.37	4.05%	-4.07%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Strategic Total Return Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Strategic Total Return Fund
Market Price	45.67%	14.75%	12.99%	9.47%
NAV	41.22	15.21	12.49	9.79
50%SPX-25%VXAO-25%BBGUSHY2%Cap Index	28.16	11.64	10.13	9.18
S&P 500 Index	38.02	15.27	13.00	10.41
ICE BofA All US Convertibles Index (VXA0)	20.97	10.33	8.81	8.04
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.53	4.86	6.65

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%SPX-25%VXA0-25%BBGUSHY2%Cap Index is blended from 50% - S&P 500 Index (SPX), 25% - ICE BofA All US Convertible Index (VXA0) and 25% - Bloomberg US HY 2% Issuer Capped Index.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Strategic Total Return Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $1.13 billion. As of October 31, 2024, the Fund had utilized $941 million of the $1.13 billion available under the SSB Agreement ($478 million of advances outstanding, and $463 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 23.1% of the Fund's managed assets as of that date, and had $323 million of MRP Shares outstanding, representing 7.9% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.0% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 3.66% for Series F MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.53% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(16.71)	(9.47)	(2.22)	5.02	12.27

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund

GROWTH OF $10,000: SINCE INCEPTION (03/31/15) THROUGH 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	5 YEARS	SINCE INCEPTION
Calamos Dynamic Convertible and Income Fund
Market Price	57.16%	13.82%	9.93%
NAV	24.63	9.64	7.93
80%VXAO-20%BBGUSHY2%Cap Index	20.09	9.28	8.23
ICE BofA All US Convertibles Index (VXA0)	20.97	10.33	8.92
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.53	5.06

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 80%VXAO-20%BBGUSHY2%Cap Index is blended from 80% - ICE BofA Convertible Index (VXA0) and 20% - Bloomberg US HY 2% Issuer Capped Index.

The ICE BofA All US Convertible Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Dynamic Convertible and Income Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $370 million. As of October 31, 2024, the Fund had utilized $210 million of the $370 million available under the SSB Agreement ($179 million of advances outstanding, and $31 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 25.7% of the Fund's managed assets as of that date, and had $92 million of MRP Shares outstanding, representing 11.2% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 36.9% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, 2.68% for Series E MRP Shares and 6.24% for Series G MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.82% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(18.73)	(10.81)	(2.89)	5.03	12.95

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Global Dynamic Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Global Dynamic Income Fund
Market Price	44.97%	6.93%	7.84%	5.59%
NAV	41.34	9.99	8.08	6.56
40%ACWI(NR)-30%FTSEGlblCv-30%BBGUSHY2%Cap Index	23.85	8.08	6.87	6.30
MSCI ACWI Index (Net)	32.79	11.08	9.06	6.44
FTSE Global Convertible index	19.68	7.02	5.51	5.26
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.53	4.86	6.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 40%ACWI(NR)-30%FTSEGlblCv-30%BBGHY2%Cap Index is blended from 40% - MSCI ACWI Index (Net), 30% - FTSE Global Convertible Index and 30% - Bloomberg US High Yield 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The FTSE Global Convertible Index (USD) is designed to represent the global convertible market.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Global Dynamic Income Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $265 million. As of October 31, 2024, the Fund had utilized $212 million of the $265 million available under the SSB Agreement ($187 million of advances outstanding, and $25 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 28.1% of the Fund's managed assets as of that date, and had $48.5 million of MRP Shares outstanding, representing 6.4% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 34.5% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.71% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.88)	(10.24)	(2.61)	5.03	12.66

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Global Total Return Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Global Total Return Fund
Market Price	56.82%	9.18%	8.50%	8.04%
NAV	41.86	10.39	8.12	8.37
50%ACWI(NR)-25%FTSEGlblCv-25%BBGUSHY2%Cap Index	25.31	8.60	7.26	7.35
MSCI ACWI Index (Net)	32.79	11.08	9.06	7.80
FTSE Global Convertible index	19.68	7.02	5.51	6.31
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.53	4.86	6.67

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%ACWI(NR)-25%FTSEGlblCv-25%BBGUSHY2%Cap Index is blended from 50% - MSCI ACWI Index (MXWD), 25% - FTSE Global Convertible Index and 25% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The FTSE Global Convertible Index (USD) is designed to represent the global convertible market.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Global Total Return Fund (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $55 million. As of October 31, 2024, the Fund had utilized $49 million of the $55 million available under the SSB Agreement ($19 million of advances outstanding, and $30 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 27.5% of the Fund's managed assets as of that date, and had $13 million of MRP Shares outstanding, representing 7.3% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 34.8% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.72% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.97)	(10.30)	(2.64)	5.03	12.70

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

www.calamos.com

Additional Information About the Funds (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust

GROWTH OF $10,000: SINCE INCEPTION (11/29/19) THROUGH 10/31/24

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/24

	1 YEAR	SINCE INCEPTION
Calamos Long/Short Equity & Dynamic Income Trust
Market Price	25.94%	4.17%
NAV	18.31	6.81
30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index	22.26	6.25
MSCI ACWI Index (Net)	32.79	10.61
ICE BofA US All Capital Securities Index	21.40	3.04
Bloomberg US HY 2% Issuer Cap Bond Index	16.47	4.54

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index is blended from 30% - MSCI ACWI Index (MXWD), 20% - ICE BofA US All Capital Securities Index and 50% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The ICE BofA US All Capital Securities Index is a subset of the ICE BofA US Corporate and US High Yield Index including all fixed-to floating rate, perpetual callable and capital securities, and fixed-rate preferred securities.

The Bloomberg US High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust (continued)

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $150 million. As of October 31, 2024, the Fund had utilized $120 million of the $150 million available under the SSB Agreement ($117 million of advances outstanding, and $3 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 25.9% of the Fund's managed assets as of that date. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2024, the interest rate charged under the SSB Agreement was 5.35%.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2024, the Fund's portfolio would need to experience an annual return of 1.28% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2024). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.21)	(8.47)	(1.72)	5.02	11.76

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2024 of 5.35%, and dividend expense on the MRP Shares.

www.calamos.com

Calamos Convertible Opportunities and Income Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 6/26/02

	1 Year	Since Inception**
On Market Price	27.31%	9.48%
On NAV	24.26%	9.07%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	26.0%
Consumer Discretionary	20.3
Health Care	10.1
Industrials	9.4
Financials	7.9
Communication Services	7.4
Energy	5.3
Utilities	4.7
Consumer Staples	2.8
Materials	2.0
Real Estate	0.7
Airlines	0.5
Special Purpose Acquisition Companies	0.3
Other	0.0

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering that seeks total return through capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rate moves. Like all Calamos closed-end funds, the Fund invests in multiple asset classes and aims to provide a steady stream of monthly distributions.

The Fund invests in a diversified portfolio of convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By utilizing these asset classes in combination, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio's risk/reward characteristics over complete market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. We are also investing in cyclical companies poised to perform well in a post-pandemic environment, with earnings expansion potential resulting from pent-up consumer demand. Although we invest primarily in the securities of US issuers, we favor companies that actively participate in markets with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the annual period?

The Fund returned 24.26% on a net asset value (NAV) basis and 27.31% on a market price basis for the 12 months ended October 31, 2024 ("annual period"), versus 18.76% for the comparator index comprising 50% ICE BofA All US Convertible Index and 50% Bloomberg US High Yield 2% Issuer Capped Index for the same period. At the end of the annual period, the Fund's shares traded at a 13.84% premium to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. At the end of the period, the Fund's monthly distribution rate was $0.0950 per share, and the annualized distribution rate on the Fund's market price was 9.97%.

We believe the Fund's distribution rate and level remain attractive and competitive, given that yield opportunities are limited in much of the marketplace. As of October 31, 2024, the dividend yield of S&P 500 Index stocks averaged 1.32%. Yields within the US government bond market were also relatively low, with the 10-year US Treasury yielding 4.28%.

What factors influenced performance over the annual period?

Against a backdrop of resilient economic growth and a Federal Reserve that pivoted towards lower rates as inflation abated, the Fund experienced a strong double-digit gain as equities advanced, interest rates declined, and credit spreads narrowed. The reporting period also saw a favorable environment for the prudent use of leverage to enhance total return and support the Fund's distribution rate.

Relative to the comparator index, the Fund's overweight position in convertibles and underweight in high-yield bonds served the portfolio well, as convertibles outperformed high yield during the period.

From a sector perspective, the Fund benefited from its holdings in research & consulting services and aerospace & defense in the industrials sector. Security selection and an average underweight in materials also added to the Fund's returns, especially in the specialty chemicals and diversified metals & mining industries. Security selection detracted from performance within the health care sector where positions in health care equipment and pharmaceuticals lagged. Security selection and an average underweight allocation in communication services also held back the result. Holdings in the interactive media & services and cable & satellite industries were detrimental.

ASSET ALLOCATION AS OF 10/31/24

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Convertible Opportunities and Income Fund (Unaudited)

How is the Fund positioned?

We focus on actively managing the risk/reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Given the heightened market volatility, we are underweighting the most equity-sensitive convertibles, which can lack favorable downside risk protection. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves.

At the end of the period, the Fund's largest allocation is in convertible securities, accounting for approximately 68% of our investments. High-yield bonds account for around 25% of the portfolio, while bank loans represent 4.9%. At approximately 58%, unrated securities comprise the largest ratings class because most convertibles are unrated, so we perform our own credit analysis. We continue to take a selective approach to CCC credits, representing approximately 2% of the portfolio at period end. We also hold a large percentage in the BB-credit tier (approximately 15%), which offers good valuations and provides access to a large portion of the convertible bond universe where we can optimize returns through our proprietary research capabilities. The weighted average duration of our bond holdings is 2.3 years.

From a sector standpoint, the portfolio's largest weights reside in information technology and consumer discretionary on an absolute basis, while real estate and consumer staples comprise the smallest sector weights with holdings. The portfolio takes an overweight stance in information technology and consumer discretionary versus the index, with application software (in information technology) and broadline retail (in consumer discretionary) comprising the largest industry overweight positions. Cable & satellite and diversified banks are among the underweight industries.

Portfolio allocations to consumer discretionary and information technology rose during the period with increased weights in broadline retail and technology hardware, storage & peripherals. By contrast, allocations to health care and communication services decreased over the period with reductions to health care equipment and cable & satellite.

What are your closing thoughts for Fund shareholders?

Fundamentals and a more dovish Fed indicate that a soft landing can be achieved, and we are gaining confidence that negative nominal GDP growth is becoming less likely, especially in light of population growth.

We are optimistic that the positive trajectory for risk assets can be sustained by the continued normalization of US economic data, resilient growth, and lower inflation. However, we also believe it is prudent for investors to anticipate continued short-term volatility, as evidenced by the recent spike in the Cboe Volatility Index (VIX) to levels typically only seen during extreme market stress.

Convertible new issuance remains robust, with year-to-date global volumes surpassing last year's total, even with two months remaining in 2024. We are encouraged by the more favorable terms compared to prior years, including higher coupons, lower conversion premiums, and a greater proportion of investment-grade credits entering the market.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (Unaudited)

As a significant amount of debt matures across all bond markets in coming years, and with the potential of a prolonged higher interest rate environment compared to prior cycles, convertibles present a compelling cost-saving advantage for a broad set of companies. Additionally, convertibles have historically provided essential growth capital for leading small and mid-cap companies throughout the business cycle. Although there may be a seasonal slowdown in the fourth quarter as companies seek clarity on the US fiscal situation, we believe these factors will contribute to strong issuance trends into 2025 and beyond.

We believe that the Calamos Convertible Opportunities and Income Fund is well-equipped to perform in an environment that favors individual security selection, discipline, and the insights to identify the themes transforming the world.

www.calamos.com

Calamos Convertible Opportunities and Income Fund (CHI) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.* The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities.

The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from two to ten years. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms an important part of the Fund's principal investment strategies.

A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 35% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (CHI) (Unaudited)

Although the Fund primarily invests in securities of US issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices (such as the S&P 500 or the MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indices.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the US Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $430 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $132.75 million.

www.calamos.com

Calamos Convertible and High Income Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 5/28/03

	1 Year	Since Inception**
On Market Price	20.87%	8.75%
On NAV	24.82%	8.46%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	26.1%
Consumer Discretionary	20.1
Health Care	10.2
Industrials	9.4
Financials	8.0
Communication Services	7.5
Energy	5.3
Utilities	4.7
Consumer Staples	2.9
Materials	2.0
Real Estate	0.7
Airlines	0.5
Special Purpose Acquisition Companies	0.3
Other	0.0

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed-income offering that seeks total return through capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund aims to provide a steady stream of monthly distributions and invests in multiple asset classes that may be reweighted in an effort to optimize returns.

The Fund invests in a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By utilizing these asset classes in combination, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio's risk-reward characteristics over complete market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in securities of US issuers, we favor companies that actively participate in globalization with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the annual period?

The Fund returned 24.82% on a net asset value (NAV) basis and 20.87% on a market price basis for the 12 months ended October 31, 2024 ("annual period"), versus 18.76% for the comparator index comprising 50% ICE BofA All US Convertible Index and 50% Bloomberg US High Yield 2% Issuer Capped Index for the same period. At the end of the annual period, the Fund's shares traded at a 10.91% premium to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. At the end of the period, the Fund's monthly distribution rate was $0.10 per share, and the annualized distribution rate on the Fund's market price was 10.18%.

We believe the Fund's distribution rate and level remain attractive and competitive, given that yield opportunities are limited in much of the marketplace. As of October 31, 2024, the dividend yield of S&P 500 Index stocks averaged 1.32%. Yields within the US government bond market were also relatively low, with the 10-year US Treasury yielding 4.28%.

What factors influenced performance over the annual period?

Against a backdrop of resilient economic growth and a Federal Reserve that pivoted towards lower rates as inflation abated, the Fund experienced a strong double-digit gain as equities advanced, interest rates declined, and credit spreads narrowed. The reporting period also saw a favorable environment for the prudent use of leverage to enhance total return and support the Fund's distribution rate.

Relative to the comparator index, the Fund's overweight position in convertibles and underweight in high-yield bonds served the portfolio well, as convertibles outperformed high-yield bonds during the period.

From a sector perspective, security selection within the industrials sector positively contributed to relative performance. Specifically, positions in the research & consulting services industry and the aerospace & defense industry added value to relative performance. Leading security selection and an average underweight materials allocation also added to the Fund's performance, especially in the specialty chemicals and diversified metals & mining industries. The Fund's selections in the health care sector dampened relative results, as holdings in the health care equipment and pharmaceuticals industries lost ground on a relative basis. Additionally, security selection and an average underweight stance in

ASSET ALLOCATION AS OF 10/31/24

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Convertible and High Income Fund (Unaudited)

communication services lost ground on a relative basis, specifically in the interactive media & services and cable & satellite industries.

How is the Fund positioned?

We focus on actively managing the risk-reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Given the heightened market volatility, we are underweighting the most equity-sensitive convertibles, which can lack favorable downside risk protection. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves.

At the end of the period, convertible securities comprised the Fund's largest allocation, accounting for approximately 67% of Fund's investments. High-yield bonds account for around 25% of the portfolio, while bank loans represent 4.9%. At approximately 58%, unrated securities constitute the largest ratings class because most convertibles are unrated, so we perform our own credit analysis. We take a selective approach to CCC credits, representing approximately 2% of the portfolio at period end. We also hold a large percentage in the BB-credit tier (approximately 15%), which offers good valuations and provides access to a large portion of the convertible bond universe where we can optimize returns through our proprietary research capabilities. The weighted average duration of our bond holdings is 2.3 years.

In terms of economic sectors, the largest portfolio weight resides in information technology and consumer discretionary on an absolute basis. Conversely, real estate and consumer staples represent the smallest absolute sector weights with holdings. We maintain overweight allocations in information technology and consumer discretionary versus the index. Application software (within information technology) and broadline retail (within consumer discretionary) constitute the most significant relative overweights. Cable & satellite and diversified banks constitute the most significant underweight industries.

Allocations to consumer discretionary and information technology rose during the period with increased weights in broadline retail and technology hardware, storage & peripherals. By contrast, allocations to health care and communication services decreased over the period with reductions to health care equipment and cable & satellite.

What are your closing thoughts for Fund shareholders?

Fundamentals and a more dovish Fed indicate that a soft landing can be achieved, and we are gaining confidence that negative nominal GDP growth is becoming less likely, especially in light of population growth.

We are optimistic that the positive trajectory for risk assets can be sustained by the continued normalization of US economic data, resilient growth, and lower inflation. However, we also believe it is prudent for investors to anticipate continued short-term volatility, as evidenced by the recent spike in the Cboe Volatility Index (VIX) to levels typically only seen during extreme market stress.

Convertible new issuance remains robust, with year-to-date global volumes surpassing last year's total, even with two months remaining in 2024. We are encouraged by the more favorable terms compared to prior years, including higher

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (Unaudited)

coupons, lower conversion premiums, and a greater proportion of investment-grade credits entering the market.

As a significant amount of debt matures across all bond markets in coming years, and with the potential of a prolonged higher interest rate environment compared to prior cycles, convertibles present a compelling cost-saving advantage for a broad set of companies. Additionally, convertibles have historically provided essential growth capital for leading small- and mid-cap companies throughout the business cycle. Although there may be a seasonal slowdown in the fourth quarter as companies seek clarity on the US fiscal situation, we believe these factors will contribute to strong issuance trends into 2025 and beyond.

We believe that the Calamos Convertible Opportunities and Income Fund is well-equipped to perform in an environment that favors individual security selection, discipline, and the insights to identify the themes transforming the world.

www.calamos.com

Calamos Convertible and High Income Fund (CHY) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.* The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as, under normal circumstances, the combined total equals at least 80% of the Fund's managed assets).

The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from two to ten years. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts. However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund's investment objective and restrictions.

Investment in convertible securities forms an important part of the Fund's principal investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (CHY) (Unaudited)

component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 20% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.

Investment in high yield securities forms an important part of the Fund's principal investment strategies. The Fund will invest in high yield securities for either current income or capital appreciation or both. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. These securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

Although the Fund primarily invests in securities of US issuers, the Fund may invest up to 25% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the US Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of

www.calamos.com

Calamos Convertible and High Income Fund (CHY) (Unaudited)

insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate market indices.

The Fund may invest up to 10% of its managed assets in the equity securities (including common units) of master limited partnerships ("MLPs"). Convertible securities are excluded from this limitation. MLPs are investment vehicles generally organized under state law as limited partnerships or limited liability companies. MLPs typically issue general partner and limited partner interests, or managing member and member interests, and MLP-issued securities are often listed and traded on a securities exchange. Such securities are structured by contract and may incorporate both equity-like and debt-like components. The general partner or manager of the MLP generally controls the operation and management of the MLP, and typically is eligible for certain incentive distributions under the terms of the MLP. The Fund will not typically invest in general partner or manager interests of MLPs. Limited partner or member interests in MLPs may have either preferred or subordinated rights to MLP assets and distributions.

The Fund may invest in securities of real estate investment trusts ("REITs"), including debt securities they may issue. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (CHY) (Unaudited)

debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $480 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $144.5 million.

www.calamos.com

Calamos Strategic Total Return Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 3/26/04

	1 Year	Since Inception**
On Market Price	45.67%	9.47%
On NAV	41.22%	9.79%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	25.3%
Consumer Discretionary	13.1
Financials	13.0
Communication Services	9.2
Industrials	8.2
Health Care	7.9
Consumer Staples	5.2
Energy	4.3
Utilities	4.0
Other	2.8
Materials	2.6
Real Estate	1.7
Airlines	0.3
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS STRATEGIC TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out monthly. We invest in a diversified portfolio of equities, convertible securities, and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities to contribute to the portfolio. By using the asset classes in combination, we believe the Fund can be optimally positioned to generate capital gains and income over the long term. This broader range of security types also provides us with increased opportunities to manage the risk-reward characteristics of the portfolio complete full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we are often more heavily weighted in the securities of US issuers, we favor companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow, and good prospects for sustainable growth. Those profitable companies should be more resilient to inflationary pressures and relatively higher interest rates.

How did the Fund perform over the annual period?

The Fund returned 41.22% on a net asset value (NAV) basis and 45.67% on a market price basis for the 12 months ended October 31, 2024 ("annual period") versus a return of 28.16% for a comparator index comprising 50% S&P 500 Index, 25% ICE BofA All US Convertible Index and 25% Bloomberg US High Yield 2% Issuer Capped Index over the same period. At the end of the reporting period, the Fund's shares traded at a -1.31% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, the market price might be influenced by general market sentiment or future expectations. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund's monthly distribution rate on October 31, 2024, was $0.1025 per share, and its annualized distribution rate based on market price was 7.10%.

We believe the Fund's distribution rate and level remained attractive and competitive, given that yield opportunities are limited in much of the marketplace despite recent Fed tightening. As of October 31, 2024, the dividend yield of S&P 500 Index stocks was 1.32%. Yields were also relatively low within the US government bond market, with the 10-year US Treasury yielding 4.28%.

What factors influenced performance over the annual period?

During the period, investors broadly saw resilient economic growth in the US, and a Federal Reserve that pivoted away from interest rate hikes and moved to lowering rates as inflation was largely tamed. Large-cap growth equities performed strongly and boosted performance, while convertible securities with access to mid-cap and smaller-cap stocks as well as high-yield bonds performed well, though delivering relatively lower performance.

Relative to a comparator index, the Fund's overweight position and selection in information technology supported the result as holdings within the semiconductors and internet services & infrastructure industries strongly outperformed. Selection in the financials sector, notably holdings in the diversified banks and asset management & custody bank industries, delivering strong results. The Fund's selection in the energy slightly detracted from returns, given lagging holdings within the integrated oil & gas industry. Positioning within the health care sector also slightly held back performance as the portfolio maintained a relatively heavy allocation in the lagging managed health care and life sciences tools & services industries.

The reporting period was favorable for prudently using leverage to enhance total return and support the Fund's distribution rate.

ASSET ALLOCATION AS OF 10/31/24

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Strategic Total Return Fund (Unaudited)

How is the Fund positioned?

Given our expectation of slow-but-positive economic growth over the next year, we are assessing the investment opportunities with a focus on real growth and return improvement areas, which includes areas where we see growth that others do not. Earnings surprises have played a significant role in market performance over the past year and explain a substantial share of the dispersion in returns we have seen between winning and losing stocks. We believe this dispersion occurred because the market had been discounting less robust growth, but positive financial results caused market participants to re-evaluate their views on current and future growth. We believe that our approach—i.e., seeking out companies with improving fundamentals and equity prices while producing upside to our intrinsic value calculations—will guide us to the right places.

These opportunities include areas with favorable cyclical factors driven by lower rates and government spending as well as companies that can improve profitability in a slower-growth environment. Many companies have been successful in improving their returns on capital through increased efficiencies, normalized supply chains, and revised investment strategies based on the current interest-rate environment. Improved profit margins in large-cap technology and interactive media companies have contributed significantly to the margin expansion of the overall equity market. The resilience of these companies' profit margins has been a key factor in the overall market's stability, even amid economic uncertainties. We believe these and other companies can continue to improve margins and returns, thus driving equity prices higher over the short- to intermediate-term. As the pace of corporate cost-cutting and restructuring has increased over the past several quarters across several areas, this gives our team more opportunities to identify companies with improving returns on capital.

From a sector standpoint, the portfolio's largest weights reside in information technology and financials on an absolute basis, while the smallest sector weights with holdings are in real estate and materials. We maintain overweight allocations to financials and information technology versus the index. Diversified banks and systems software represent the largest industry overweights within the respective sectors. Application software and biotechnology constitute the most significant underweight industries.

Allocations to information technology and financials rose during the period with increased weights in semiconductors and diversified banks. By contrast, allocations to health care and energy decreased over the period with reductions to pharmaceuticals and oil & gas exploration & production.

We believe that the prudent use of leverage should enhance total return and support the Fund's distribution rate. As of October 31, 2024, the Fund's leverage was approximately 31%.

What are your closing thoughts for Fund shareholders?

We have focused on the US economy's path back to normalization as the extraordinary measures implemented in response to the pandemic unwind. Real GDP and employment growth have slowed to more typical levels, and inflation is also normalizing. Real economic growth was reported at a 2.8% level at the end of the third quarter 2024, albeit with varying levels across different GDP components. The Federal Reserve moved forward with a rate cut, reflecting reduced concern over inflation and a renewed focus on maintaining full employment.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (Unaudited)

We expect lower rates to provide some tailwinds to growth in interest-rate-sensitive areas of the economy. US fiscal policy remains in flux, with the recent election likely to shape future tax policies, spending priorities, and regulatory frameworks. We expect that different parts of the economy may be favored over others, but we do not expect a significant overall disruption in growth or inflation trends.

Convertible new issuance remains robust, with year-to-date global volumes surpassing last year's total, even with two months remaining in 2024. We are encouraged by the more favorable terms compared to prior years, including higher coupons, lower conversion premiums, and a greater proportion of investment-grade credits entering the market. As a significant amount of debt matures across all bond markets in coming years, and with the potential of a prolonged higher interest rate environment compared to prior cycles, convertibles present a compelling cost-saving advantage for a broad set of companies. Additionally, convertibles have historically provided essential growth capital for leading small- and mid-cap companies throughout the business cycle.

www.calamos.com

Calamos Strategic Total Return Fund (CSQ) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities).

The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

Calamos analyzes securities for the Fund's portfolio using an approach that focuses on assessing a total enterprise value before assessing the value of the securities issued by a company. Calamos seeks to assess the value of an issuer's total enterprise by studying its financial statements, including its balance sheet. Once enterprise value is determined, Calamos seeks to assess the value of the issuer's different types of securities, taking into account the business risk of the issuer, its competitive position and the seniority of each type of security relative to the rest of the issuer's capital structure. This approach serves as the basis for the Calamos research team's design and use of proprietary models which, along with risk management and portfolio construction techniques, assist in determining whether a given security presents an investment opportunity for the Fund.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (CSQ) (Unaudited)

Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $1.13 billion and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $323 million.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 3/27/15

	1 Year	Since Inception**
On Market Price	57.16%	9.93%
On NAV	24.63%	7.93%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	31.9%
Consumer Discretionary	20.2
Health Care	12.2
Industrials	8.8
Financials	5.9
Utilities	5.8
Communication Services	5.4
Energy	3.1
Consumer Staples	2.2
Materials	1.2
Real Estate	0.7
Airlines	0.2
Special Purpose Acquisition Companies	0.1
Other	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented fund seeking to provide steady monthly income. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining asset classes, we believe the Fund is well positioned to generate capital gains and income over the long term. The dynamic allocation of security types also provides us with opportunities to manage the risk-reward characteristics of the portfolio over complete market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The product provides an alternative to funds investing exclusively in investment-grade fixed-income instruments. It seeks to be less sensitive to interest rates while delivering equity exposure using convertibles. We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in the securities of US issuers, we favor companies actively participating in globalization with geographically diverse revenue streams and global-scale business strategies.

How did the Fund perform over the annual period?

The Fund returned 24.63% on a net asset value (NAV) basis and 57.16% on a market price basis for the 12 months ended October 31, 2024 ("annual period"), versus a return of 20.09% for a comparator index comprising 80% ICE BofA All US Convertible Index and 20% Bloomberg US High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund's shares traded at a -24.86% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the fund's holdings, such as general market sentiment or future expectations, may influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio less fund expenses; it also measures how a manager capitalized on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies that we believe can potentially optimize overall price performance and market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. At the end of the period, the Fund's monthly distribution rate was $0.1950 per share. On October 31, 2024, the annualized distribution rate on the Fund's market price was 9.75%.

We believe the Fund's distribution rate and level remained attractive and competitive, given that yield opportunities are limited in much of the marketplace despite recent Fed tightening. As of October 31, 2024, the dividend yield of S&P 500 Index stocks was 1.32%. Yields were also relatively low within the US government bond market, with the 10-year US Treasury yielding 4.28%.

What factors influenced performance over the annual period?

Against a backdrop of resilient economic growth and a Federal Reserve that pivoted toward lower rates as inflation abated, the Fund experienced a strong double-digit gain as equities advanced, interest rates declined, and credit spreads narrowed. The reporting period also saw a favorable environment for the prudent use of leverage to enhance total return and support the Fund's distribution rate.

Relative to the comparator index, the Fund's overweight position in convertibles and underweight in high-yield bonds served the portfolio well as convertibles outperformed high-yield bonds during the period.

From a sector perspective, the Fund benefited from security selection and an average materials underweight position, as holdings in specialty chemicals and diversified metals & mining added to relative returns. Favorable security selection in the electrical components & equipment and research & consulting services industries of the industrials sector also boosted the Fund's performance. Over the period, security selection within the health care sector dampened relative results, as holdings in health care equipment and biotechnology lost ground on a relative basis. Security selection in consumer discretionary also detracted, specifically in the automobile manufacturers and education services industries.

ASSET ALLOCATION AS OF 10/31/24

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (Unaudited)

How is the Fund positioned?

We focus on actively managing the risk-reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves.

As of October 31, 2024, convertibles accounted for approximately 86% of the portfolio's percent of net assets. We believe this allocation will enable shareholders to take advantage of selective opportunities in the general equity markets. In the long term, we think that patient investors will be rewarded through an allocation to convertibles and select high-yield bonds at current levels that may offer attractive valuations.

In terms of economic sectors, the largest allocations reside in information technology and consumer discretionary on an absolute basis, whereas real estate and materials are the smallest sector allocations with holdings. We maintain overweight allocations to consumer discretionary and information technology versus the index. Broadline retail and semiconductor materials & equipment represent the largest industry overweights within their respective sectors. Cable & satellite and diversified banks are among the underweight industries.

Allocations to consumer discretionary and information technology rose during the period with increased weights in broadline retail and technology hardware, storage & peripherals. By contrast, allocations to health care and communication services decreased over the period with reductions to health care equipment and cable & satellite.

What are your closing thoughts for Fund shareholders?

Fundamentals and a more dovish Fed indicate that a soft landing can be achieved, and we are gaining confidence that negative nominal GDP growth is becoming less likely, especially in light of population growth.

We are optimistic that the positive trajectory for risk assets can be sustained by the continued normalization of US economic data, resilient growth, and lower inflation. However, we also believe it is prudent for investors to anticipate continued short-term volatility, as evidenced by the recent spike in the Cboe Volatility Index (VIX) to levels typically only seen during extreme market stress.

Convertible new issuance remains robust, with year-to-date global volumes surpassing last year's total, even with two months remaining in 2024. We are encouraged by the more favorable terms compared to prior years, including higher coupons, lower conversion premiums, and a greater proportion of investment-grade credits entering the market.

As a significant amount of debt matures across all bond markets in coming years, and with the potential of a prolonged higher interest rate environment compared to prior cycles, convertibles present a compelling cost-saving advantage for a broad set of companies. Additionally, convertibles have historically provided essential growth capital for leading small- and mid-cap companies throughout the business cycle. Although there may be a seasonal slowdown in the fourth quarter as companies seek clarity on the US fiscal situation, we believe these factors will contribute to strong issuance trends into 2025 and beyond.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund (Unaudited)

We believe that the Calamos Dynamic Convertible and Income Fund is well-equipped to perform in an environment that favors individual security selection, discipline, and the insights to identify the themes transforming the world.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (CCD) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertible instruments, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or "junk") bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as "income-producing securities"). With regard to the synthetic convertible instruments, the fixed income and convertible components may have different issuers, and either component may change at any time. Under normal circumstances, at least 80% of the Fund's managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund's managed assets invested in convertible securities (including synthetic convertibles).* The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets.

The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible instruments). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible instruments); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody's or below B- by Standard & Poor's. As such, the Fund's portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE")) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $370 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $91.75 million.

Term Structure

Absent shareholder approval to amend the limited term provision of the Fund's Agreement and Declaration of Trust, the Fund's Agreement and Declaration of Trust provides that it will cease to exist at the close of business on the fifteenth anniversary of the effective date of the Fund's registration statement, March 26, 2030, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund's Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to March 26, 2031, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund's investment objective and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $25 per common share on the Termination Date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (Unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

We draw upon our team's experience across multiple asset classes and utilize a highly flexible approach to invest in equities, convertible securities, and fixed income securities. We can employ alternative strategies such as options trading to generate income and hedge against risk. We hold that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks, and generate attractive current income and total return over full market cycles.

We invest in both US and non-US companies. We emphasize companies with sustainable growth opportunities, reliable debt servicing, and flexible balance sheets. We favor companies with geographically diversified revenue streams and place greater emphasis on revenue exposure over country of domicile.

How did the Fund perform over the annual period?

The Fund returned 41.34% on a net asset value (NAV) basis and 44.97% on a market price basis for the 12 months ended October 31, 2024 ("annual period"), versus a return of 23.85% for a comparator index comprising 40% MSCI ACWI Index, 30% FTSE Global Convertible Bond Index, and 30% Bloomberg US High Yield 2% Issuer Capped Index. At the end of the reporting period, the Fund's shares traded at a -10.62% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 6/27/07

	1 Year	Since Inception**
On Market Price	44.97%	5.59%
On NAV	41.34%	6.56%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.3%
Consumer Discretionary	17.8
Industrials	10.1
Financials	8.8
Communication Services	7.1
Health Care	6.9
Consumer Staples	5.8
Energy	4.9
Other	4.9
Materials	3.7
Utilities	2.9
Real Estate	1.2
Airlines	0.5
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Global Dynamic Income Fund (Unaudited)

ASSET ALLOCATION AS OF 10/31/24

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0500 per share, resulting in an annualized distribution rate of 8.70% of market price as of October 31, 2024.

The Fund's distribution rate and level remained attractive and competitive relative to the marketplace. For example, at period end, the dividend yield of S&P 500 Index stocks was 1.32%, and the 10-year US Treasury yielded 4.28%.

What factors influenced performance over the annual period?

Amid a backdrop of moderating global inflation and resilient economic growth, the Fund generated strong returns over the annual period. The reporting period saw an environment that was favorable for the prudent use of leverage to enhance total return and support the Fund's distribution rate. The Fund's selection in technology and industrials contributed to returns, while its holdings in energy and materials trailed the index and hampered returns. From a geographic perspective, holdings in the US and India contributed to outperformance, while positions in Canada and Australia trailed the benchmark.

How is the Fund positioned?

The Fund seeks to provide a high level of current income with a secondary objective of capital appreciation. The fund has maximum flexibility to dynamically allocate across a portfolio of equities, convertible bonds, and fixed income securities on a global basis.

We continue to find opportunities across all asset classes. Common stocks represent approximately 50% of managed assets as of quarter end, followed by convertible securities at 26%. Our equity holdings offer our clients exposure to opportunities in global stock markets, while our convertibles present a way to participate in the upside of equities in a risk-managed manner while earning income from distributions. We manage the fund knowing that fluctuating interest rates and volatility can influence longer-term fixed-income securities. The weighted

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (Unaudited)

average duration of our bond holdings was approximately 2.2 years at period end. Approximately 56% of the portfolio is invested in US-based securities, which we believe offer attractive current opportunities, in addition to approximately 24% in Asia Pacific and 15% in Europe.

We maintain a preference for larger-cap, growth-oriented companies with a global footprint. Currently, we favor companies with diverse revenue streams and those exposed to key secular themes where we expect overall demand to remain robust. Many of these companies are well-positioned to benefit from demand spurred by moderating inflation and continued consumer and business confidence.

Keeping with our emphasis on risk management, we continue to target companies with solid cash flow fundamentals, good prospects for sustained growth, balance sheet flexibility, and reliable debt servicing. We believe such companies will be relatively less vulnerable to potential market volatility.

The portfolio's largest absolute allocations are in the information technology, consumer discretionary, and industrials sectors, constituting approximately 50% of our holdings in total, while our smallest exposures are in real estate, utilities, and materials. As noted, our pursuit of current income falls within our risk-managed approach to total return, and the portfolio includes a blend of investment-grade and high-yield credits to support this objective.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate a set of diverse crosscurrents. We are analyzing multiple market drivers, including corporate earnings, key election implications, and the blend of growth and inflation dynamics. Considering the evolving policy and the economic backdrop, financial markets remain uncertain, and we expect periods of volatility until these risks are resolved. Against this backdrop, we continue to identify opportunities across a range of sectors, regions, and security types.

In terms of portfolio positioning, we are emphasizing opportunities within our key secular themes. We invest in companies with attractive earnings growth, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, and financials with leading fundamentals. Our active, risk-managed investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

www.calamos.com

Calamos Global Dynamic Income Fund (CHW) (Unaudited)

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund's investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may also use other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, invests at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund seeks to maintain a balanced approach to geographic portfolio diversification. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund uses a number of investment strategies to achieve its objectives and invests in a wide variety of financial instruments. These instruments include global convertible, exchangeable instruments, as well as "synthetic" convertible instruments. With regard to the synthetic convertible instruments, the fixed income and convertible components may have different issuers, and either component may change at any time. The Fund also invests in global equities or equity-linked securities with high income potential. From time to time, the Fund invests in Rule 144A securities, foreign exchange contracts or securities with imbedded foreign exchange hedges, and high yield bonds of companies rated BB or lower.

In general, the Fund seeks out companies with a long-term track record of high dividend payout consistent with dividend growth. In certain circumstances, the Fund may invest in underlying companies it believes have substantial prospects for price appreciation even if the there is little or no dividend growth potential. From time to time, the Fund may sell index options or single stock options (either listed or "over the counter") to enhance the overall yield of the Fund or, in the opinion of the Adviser, reduce portfolio volatility. The Fund may purchase options to hedge or engage in other hedging activities including the purchase or sale of futures, swaps or options on equities, indices, currencies, interest rates or credits.

The Fund does not seek to maintain any target allocation among asset classes and, at any time, its allocation among asset classes may vary significantly over time as the portfolio is actively managed.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (CHW) (Unaudited)

default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission. Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $265 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $48.5 million.

www.calamos.com

Calamos Global Total Return Fund (Unaudited)

TOTAL RETURN*

Common Shares – Inception 10/27/05

	1 Year	Since Inception**
On Market Price	56.82%	8.04%
On NAV	41.86%	8.37%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	23.1%
Consumer Discretionary	16.3
Industrials	10.1
Financials	8.4
Communication Services	7.1
Health Care	7.1
Consumer Staples	5.8
Other	5.1
Energy	4.9
Materials	3.4
Utilities	3.1
Real Estate	1.3
Airlines	0.5
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS GLOBAL TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a total-return-oriented offering that seeks to provide an attractive monthly distribution. The Fund invests in a diversified portfolio of global equities, convertible securities and corporate bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe the Fund can be optimally positioned over the long term to generate capital gains and income. This broader range of security types also provides increased opportunities to manage the risk-reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation. We invest in both US and non-US companies, favoring companies that we believe offer diversified revenue streams, attractive growth prospects, and flexible balance sheets.

How did the Fund perform over the annual period?

The Fund returned 41.86% on a net asset value (NAV) basis and 56.82% on a market price basis for the 12 months ended October 31, 2024 ("annual period"), versus a return of 25.31% for a comparator index comprising 50% MSCI ACWI Index (Net Returns), 25% FTSE Global Convertible Bond Index, and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index. At the end of the annual period, the Fund's shares traded at a -1.10% discount to net asset value.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. Over the period, the Fund distributed $0.0800 per share, resulting in a current annualized distribution rate of 8.23% of the market price as of October 31, 2024.

The Fund's distribution rate and level remained attractive and competitive relative to other investment alternatives. For example, as of October 31, 2024, the dividend yield of S&P 500 Index stocks averaged approximately 1.32%, and the 10-year US Treasury yielded 4.28%.

What factors influenced performance over the annual period?

Amid a backdrop of moderating global inflation and resilient economic growth, the Fund generated strong returns over the annual period ended October 31, 2024. The reporting period saw an environment that was favorable for the prudent use of leverage to enhance total return and support the fund's distribution rate. The Fund's leading selection in technology and industrials contributed to returns, while holdings in the financials and energy sectors trailed the index and hampered returns for the period. From a geographic perspective, holdings in the US and India contributed to outperformance, while positions in Canada and Australia trailed the benchmark.

How is the Fund positioned?

The Fund seeks to provide attractive total returns through a combination of capital appreciation and current income. The fund invests in a globally diversified portfolio of equities, convertible securities, and corporate bonds.

Our largest allocations reside in the information technology, consumer discretionary, and industrials sectors, which, in the aggregate, comprise approximately 49% of the portfolio. Real estate, utilities, and materials constitute the lightest weights in the portfolio, reflecting our view of better opportunities in other areas. Our position in convertibles stands at approximately 23%. Convertibles can offer income and risk-managed exposure to equity markets, while providing a relative cushion against market volatility. We expect a healthy

ASSET ALLOCATION AS OF 10/31/24

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Calamos Global Total Return Fund (Unaudited)

level of convertible issuance, providing access to new investment opportunities. We seek to invest in businesses that benefit from alignment with our secular themes and exhibit competitive advantages. Given market dynamics, we currently favor companies with more attractive earnings growth, flexible balance sheets, and experienced management.

We know that interest rate fluctuations and volatility can influence longer-term fixed-income securities and consider investments accordingly. The weighted average duration of the Fund's bond holdings is 2.2 years as of period end, which is relatively low and should mitigate the impact of interest rate movement in an uncertain policy environment. From a geographic perspective, we hold approximately 54% of our holdings in the US, with Asia/Pacific and Europe representing approximately 41% of the fund's assets combined.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate a set of diverse crosscurrents. We are analyzing multiple market drivers, including corporate earnings, election implications, and the blend of growth and inflation dynamics. Considering the evolving policy and the economic backdrop, financial markets remain uncertain, and we expect periods of volatility until these risks are resolved. Against this backdrop, we continue to identify opportunities across a range of sectors, regions, and security types.

In terms of portfolio positioning, we emphasize opportunities within our key secular themes. We invest in companies with attractive earnings growth, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, industrials, consumer discretionary, and health care with leading fundamentals. Our active, risk-managed investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (CGO) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers, unless market conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its net assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sub of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund's portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos' ongoing assessment of the attractiveness of writing options on the Fund's equity holdings. The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts ("forward contracts"). However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund's investment objective and restrictions. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. The price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

The Fund may invest in debt securities, including debt securities of US and foreign corporate issuers (also known as corporate bonds). Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed income securities which pay no interest. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and

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Calamos Global Total Return Fund (CGO) (Unaudited)

may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace.

The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated below investment grade—i.e., rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. Nonconvertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or a company organized under the laws of a foreign country.

The Fund may invest in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund's limitations on options described below.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than US government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (CGO) (Unaudited)

obligations, in which case the Fund will forego the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon US government securities include STRIPS and CUBES, which are issued by the US Treasury as component parts of US Treasury bonds and represent scheduled interest and principal payments on the bonds.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations and unfunded contracts. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission. Unfunded contracts are commitments by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $55 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $13 million.

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Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

TOTAL RETURN*

Common Shares – Inception 11/29/19

	1 Year	Since Inception**
On Market Price	25.94%	4.17%
On NAV	18.31%	6.81%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Industrials	26.3%
Information Technology	15.8
Financials	15.3
Health Care	9.7
Consumer Discretionary	8.6
Communication Services	7.3
Energy	3.3
Utilities	2.3
Consumer Staples	1.0
Materials	0.8
Real Estate	0.3
Airlines	0.2
Special Purpose Acquisition Companies	0.1

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation. The Fund provides hedged market exposure through Calamos' time-tested global long/short equity strategy. In addition to seeking to provide an attractive monthly distribution, the Fund's multi-asset income strategy is structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation.

The Fund will typically invest at least 80% of its managed assets in a globally diversified portfolio of equity securities, including common stocks, preferred stocks, convertible securities, and exchange-traded funds.

How did the Fund perform over the annual period?

For the 12 months ended October 31, 2024 ("annual period"), the Fund returned 18.31% on a net asset value (NAV) basis and 25.94% on market price, versus a 22.26% return for the comparator index comprising 50% Bloomberg US High Yield 2% Issuer Capped Index, 30% MSCI ACWI Index, and 20% ICE BofA US All Capital Securities Index. The Fund's shares traded at an -11.58% discount to NAV on October 31, 2024, compared with a discount of -16.94% 12 months earlier.

The Fund's monthly distribution stands at $0.1400 per share as of October 31, 2024, which equates to an annualized distribution rate of 10.84%. Distribution increases allow shareholders to benefit directly from the portfolio's returns.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. Portfolio returns, coupled with our belief that the Fund was well positioned to generate income and deliver capital appreciation going forward, served as an impetus to raise the Fund's distribution rate three times, representing a total $0.0300 per share increase since inception. The monthly per share distribution rate at the end of the period was $0.1400, up from $0.1100 at inception in November 2019 and representing a 27% increase. As of October 31, 2024, the Fund's annualized distribution rate was 10.84% on market price.

We believe the Fund's distribution rate and level remain attractive and competitive, given that yield opportunities are limited in much of the marketplace. As of October 31, 2024, the dividend yield of S&P 500 Index stocks averaged 1.32%. Yields within the US government bond market were also relatively low, with the 10-year US Treasury yielding 4.28%.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/24

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

What factors influenced performance over the annual period?

Long/Short Equity Performance Drivers. The Fund's long book outperformed despite lower exposure to technology and mega-caps thanks to favorable selection in technology and overweights in airlines and hotels. The short book detracted significantly due to strong performance of the market hedges although tactical hedging of larger software and semiconductor positions also weighed modestly. Moderate economic growth rather than recession remains the central case, although data divergences point to widening tail risks.

Fund performance has been dominated by low levels of beta positioning, with net equity exposure near zero at the end of October. In our view, low-risk premiums imply poor future returns while today's "invincibility syndrome" implies that when financial markets change their mind, they can do so profoundly. We therefore believe that equity risks are skewed to the downside and a more diversified, less-momentum approach is appropriate.

Preferred Securities Performance Drivers. On an unleveraged basis, the Fund's preferred securities slightly outperformed the ICE BofA United States All Capital Securities Index during the period. Security selection among communications in wireless and wireline industries and banks positively contributed to returns. Security selection in energy, namely midstream in addition to a retailer's overweight and idiosyncratic performance, weighed on performance.

ASSET ALLOCATION AS OF 10/31/24

Fund asset allocations are based on total investments and may vary over time.

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Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

Fixed Income Performance Drivers. On an unleveraged basis, the Fund's high-yield securities slightly underperformed the Bloomberg US High Yield 2% Issuer Capped Index for the period. Here, security selection among communications in media/entertainment and wireline industries was helpful to returns. In addition, the Fund's overweight allocation to consumer non-cyclical companies aided results. Conversely, the Fund's selection in the capital goods sector, namely packaging companies, did not support performance, nor did selection in the consumer cyclical sector, specifically in retailers.

Please discuss how the Fund uses leverage.

Given the general financial market improvement that occurred during the annual period, our use of leverage was accretive to performance on an absolute and relative basis. Increased income earned on bond and preferred investments as well as rebates earned on our long/short hedging offset higher leverage costs. Leverage can offer positive reinvestment dynamics over time and has historically been beneficial to the returns of our closed-end funds. Our percentage of leverage was 26% as of October 31, 2024.

How is the Fund positioned?

Long/Short Equity. Our clients' key challenge is allocating to less beta while still generating healthy alpha. Since late spring, we have embraced this and maintained lower net equity exposures.

We see the equity landscape as obscure and lacking the premiums that might justify the risks going into 2025. This view has the drawback that Fund NAV will not immediately participate in benchmark gains as highlighted at times in 2024. Although not guaranteed, we are confident that the alpha opportunities—long and short—can deliver the kind of 10% annualized returns that the strategy has provided since its inception in 2002.

Since late spring, the Fund has gradually reduced its beta to the major indices on the assumption that this equity cycle climaxed in April amid a rising mix of late-cycle uncertainties. Our view that equities could witness downside risk into autumn has been incorrect, partly because we did not anticipate the Fed's aggressive easing move.

Nonetheless, we believe low net equity exposures are appropriate in an environment of unusually low-risk premiums. This is aside from any outright fundamental concerns that could develop into 2025. While financial markets can be hard to forecast and have the inborn tendency to do what they want, it is easier to judge when investors are adequately compensated for the risks. In our view, today is not one of those moments.

We have written about the rising risks to the AI narrative and judged the June peak as the climax of this hype, with the possibility of an "AI winter" into early 2025. The Fund's AI exposure is limited to the major cloud providers—Amazon, Microsoft, and Alphabet—along with core positions in Taiwan Semiconductor and Oracle. Each contributed to performance for the year ending October 2024. The Fund has taken a tactical approach to NVIDIA, which also contributed strongly to performance despite not being held for much of the year.

As in technology good selection in Financials offset a large portion of the Fund's underweight. The regulatory backdrop is improving, and banks stand to benefit from a higher-for-longer rate environment. Industrials are the Fund's

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (Unaudited)

largest overweight and saw strong performance from airlines, defense and multi-industry names.

Preferred Securities. In preferreds, our largest allocation was in the financials sector, specifically banks. Banks with low-cost, core-deposit funding models are operating from a position of strength, taking advantage of higher yields on securities and loans to generate higher levels of net interest income. Further tailwinds could materialize as the incoming administration pares regulation on the industry. Asset quality at banks and other finance companies remains strong, as should be expected given high employment rates. While insurance companies are the third-largest sector allocation, it represents a large underweight compared to the ICE All Capital Securities Index because the Fund is largely underweight life insurers.

Fixed-Income. Among bond holdings, the portfolio holds overweight positions in the consumer non-cyclical and broker/asset manager/exchanges sectors. Underweights include electric utilities and technology. Over the quarter, notable sector changes to the portfolio included:

•  Capital Goods. The team increased the allocation to the sector, largely in the aerospace/defense industry.

•  Transportation. The allocation to the transportation sector was reduced, and the Fund's only exposure is the airline industry.

From a credit-quality perspective, the Fund is overweight out-of-benchmark investment-grade positions while underweighting all below-investment-grade categories. The team continues to find positions in leveraged loans and investment-grade credits that we believe benefit the portfolio's construction. During the third calendar quarter of 2024, however, we continued to reduce the Fund's allocation to investment-grade paper.

What are your closing thoughts for Fund shareholders?

The most significant feature of this investment year is the perception that US equities are virtually invincible. This "Invincibility Syndrome" historically signals a crescendo when markets are in the process of summiting a major peak.

The decline of long-term risk-free yields appears complete unless the soft-landing assumption is wrong. The landscape taking shape represents a prelude to a much more disturbed period ahead.

Today's investment world is a prisoner to the assumptions of price stability and monetary dominance. These are gone whatever the central bankers may claim. In their place is a world of conflict, government interventionism, protectionism and fiscal dominance.

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Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to seek current income and risk-managed capital appreciation.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its managed assets in a diversified portfolio comprised of (a) equity securities which are defined to include common stock, preferred stock, convertible securities, and exchange-traded funds ("ETFs") (the "Equity Sleeve"); (b) long and short equity positions managed pursuant to a long/short equity strategy (the "Long/Short Component"); and (c) diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments ("Fixed Income Sleeve").* The Long/Short Component will comprise at least 60% of the Fund's managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 40% of its managed assets opportunistically in the Fixed Income Sleeve, "Managed assets" means the Fund's total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both US and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund's Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts ("ADRs") of issuers of all market capitalizations that operate in knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies (including ETFs) that track or otherwise provide exposure to such sectors.

As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking "long" positions in equity securities, the Fund's investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be "covenant-lite" loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the US and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts,

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (Unaudited)

cash-secured short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund's investment objective and restrictions.

The portions of the Fund's assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund's investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the "CPZ Allocation Committee") to determine the percentage of the Fund's assets to be allocated to each such sleeve. The CPZ Allocation Committee meets quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund's investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $150 million.

Term Structure

The Fund will dissolve on the twelfth anniversary of the effective date of the Fund's registration statement (the "Dissolution Date"); provided, that if the Board of Trustees (the "Board") believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer (the "Eligible Tender Offer"). The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the "Dissolution Threshold"). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund's net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating or winding up its portfolio and proceed to dissolve on the Dissolution Date. The investment adviser to the Fund, Calamos, will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund's net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Dissolution Date to provide for the Fund's perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

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Principal Risks of the Funds

The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Portfolio Level Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
American Depositary Receipts Risk	x	x	x	x	x	x	x
Antitakeover Provisions	x	x	x	x	x	x	x
Cash Holdings Risk	x	x	x	x	x	x	x
Contingent Liabilities Risk	x	x	x	x	x	x	x
Convertible Hedging/Short Sales Risk					x
Convertible Securities Risk	x	x	x	x	x	x	x
Correlation Risk	x
Counterparty and Settlement Risk	x	x	x	x	x	x	x
Covenant-Lite Loans Risk	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x
Decline in Net Asset Value Risk	x		x	x	x	x	x
Default Risk	x	x	x	x	x	x	x
Derivatives Risk	x	x	x	x	x	x	x
Diminished Voting Power and Excess Cash Risk	x	x	x	x	x	x	x
Duration Mismatch Risk	x
Duration Risk	x	x	x	x	x	x	x
Early Redemption Risk	x	x	x	x	x	x	x
Emerging Markets Risk	x	x	x	x	x	x	x
Equity Securities Risk	x	x	x	x	x	x	x
Fixed Income Securities Risk			x
Foreign Securities Risk	x	x	x	x	x	x	x
Forward Currency Exchange Contract Risks	x	x	x	x	x	x	x
Futures and Forward Contracts Risk	x	x		x	x
General Derivative Risks	x
Geographic Concentration Risk	x					x	x
Geographic Focus Risk		x	x	x	x
High Yield Securities Risk	x	x	x	x	x	x	x
Interest Rate Risk	x	x	x	x	x	x	x
Interest Rate Transactions Risk	x	x	x	x	x	x	x
Leverage Risk	x
Liquidity Risk	x	x	x	x	x	x	x
Management Risk	x	x	x	x	x	x	x
Market Discount Risk	x
Master Limited Partnership Risk			x	x		x	x
Maturity Risk	x	x	x	x	x	x	x
Non-Convertible Income Securities Risk	x	x	x	x	x	x	x
Non-US Government Obligation Risk	x	x		x	x	x	x
Other Investment Companies (including ETFs) Risk	x	x	x	x	x		x
Portfolio Selection Risk	x	x	x	x	x	x	x
Portfolio Turnover Risk	x	x	x	x	x	x	x
Preferred Share Liquidation Preference Risk	x
Recent Market Events	x	x	x	x	x	x	x
REIT Risk	x	x	x	x		x	x
CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Portfolio Level Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Risks Associated with Options	x	x	x	x	x	x	x
Rule 144A Securities Risk	x	x	x	x	x	x	x
Sector Risk	x	x	x	x	x	x	x
Short Selling Risk	x		x		x
Synthetic Convertible Instruments Risk	x	x	x	x	x	x	x
Tax Risk	x	x	x	x	x	x	x
US Government Security Risk	x	x	x	x	x	x	x
Volatility Risk	x
Fund Level and Other Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Currency Risk	x	x	x	x	x	x	x
Cybersecurity Risk	x	x	x	x	x	x	x
Inflation Risk	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x
Limited Term Risk	x		x
Loan Risk	x	x	x	x	x	x	x
Market Discount Risk	x	x	x	x	x	x	x
Market Disruption Risk	x	x	x	x	x	x	x
Market Impact Risk	x	x	x	x	x	x	x
Ratings and Asset Coverage Risk	x	x	x	x	x	x	x
Reduction of Leverage Risk	x	x	x	x	x	x	x
Regulatory Risk	x
Secondary Market Risk	x	x	x	x	x	x	x
Senior Leverage Risk		x	x	x	x	x	x

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Principal Risks of the Funds

Portfolio Level Risks

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore, while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund's various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund's balance sheet. The Fund's ability to fund these contingent liabilities will depend on the liquidity of the Fund's assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund's financial condition.

Convertible Hedging/Short Sales Risk. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. If the market price of the common stock issuable upon exercise of a convertible security increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund's gain on the short position. The use of short sales could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value tends to increase as prevailing interest rate levels decline.

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Counterparty and Settlement Risk (all Funds except CPZ). Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund's counterparty risk.

Counterparty and Settlement Risk (CPZ). Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the Fund's counterparties with respect to its derivative transactions may affect the value of those instruments. By entering into derivatives, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

"Covenant-Lite" Loans Risk. Some of the loans in which the Fund may invest may be "covenant-lite" loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Furthermore, upon the bankruptcy of a counterparty, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances and the enforceability of agreements for hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.

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Principal Risks of the Funds

Certain interest rate and credit default swaps are subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty and the futures commission merchant through which the Fund holds its cleared position. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund's performance could be negatively affected.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund's prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the market price of the Fund's common shares or the overall return of the Fund.

Decline in Net Asset Value Risk. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage for any outstanding borrowings or any debt securities or preferred shares.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, caps, and floors, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund's transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative instruments would not be available to the Fund for other investment purposes, which may result in lost

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

opportunities for gain. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund's dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security's coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. As the value of a security changes over time, so will its duration.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund's investments and hurt those countries' economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Fixed Income Securities Risk. The Fund may invest in fixed income securities, including corporate, municipal, and government bonds. Fixed income securities are subject to the risk of decreasing value in periods of increasing interest rates, as well as the risk that the issuer of such securities could be downgraded or default, causing the credit rating of the securities to drop and thus generally decreasing the value of such securities.

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Principal Risks of the Funds

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•  less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•  many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

•  an adverse effect of currency exchange rate changes or controls on the value of the Fund's investments;

•  the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•  economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•  the difficulty in obtaining or enforcing a court judgment in non-US countries;

•  restrictions on foreign investments in non-US jurisdictions;

•  difficulties in effecting the repatriation of capital invested in non-US countries;

•  withholding and other non-US taxes may decrease the Fund's return;

•  the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•  often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•  dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund's test for determining whether an issuer is a "foreign issuer", it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US. In this case, such a "foreign issuer" may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

There may be less publicly available information about non-US markets and issuers than is available with respect to US securities and issuers. Non-US companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to US companies. The trading markets for most non-US securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-US markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-US economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund's holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund's position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

General Derivative Risks. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund may make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund's transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

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Principal Risks of the Funds

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•  if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

•  during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•  during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

•  rising interest rates could result in an increase in the cost of the Fund's leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•  variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares; and

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage or offset certain losses in its portfolio. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

Leverage Risk. The derivative instruments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund's initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.

Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its managed assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Liquidity Risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable). Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued in which case Calamos' judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

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Principal Risks of the Funds

Management Risk. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Market Discount Risk. The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund's dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national securities exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund's ability to make dividend distributions to shareholders.

MLPs are generally treated as partnerships for US federal income tax purposes. Partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for US federal income tax purposes, it could result in a reduction in the value of the Fund.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund's investments may affect the volatility of the Fund's share price.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund's net asset value ("NAV") to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund's return.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short term capital gains.

Preferred Share Liquidation Preference Risk. Preferred shares, if issued and outstanding, will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced increased periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars (including Russia's military invasion of the Ukraine), terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, dramatic changes in currency exchange rates, and public sentiment.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

REIT Risk. Investing in real estate investment trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Principal Risks of the Funds

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Risks Associated with Options (all Funds except CPZ). There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be "covered." Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Risks Associated with Options (CPZ). The Fund may use options, including on the Fund's convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate such market indexes. All call options sold by the Fund must be "covered", other than those sold in the Long/Short Component. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price minus any margin the Fund is required to post.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board of Trustees, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

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Principal Risks of the Funds

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended and changes in the tax laws and regulations, all of which may apply with retroactive effect.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Fund Level and Other Risks

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund's investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or "real" value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Leverage Risk (for all Funds except CPZ). The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2024, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund's investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund's policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility in the NAV and market price of the Fund's common shares;

•  fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board of Trustees reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund's borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board of Trustees reserves the right to raise, decrease, or eliminate the Fund's leverage exposure.

If the Fund's ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos' investment management fee is a percentage of the Fund's managed assets, Calamos' fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage through those means would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Leverage Risk (CPZ). The Fund anticipates that it will issue indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2024, the Fund has leverage in the form of borrowings under the SSB Agreement. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund's investment. The borrowing of money or issuance of debt securities and preferred shares represents

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Principal Risks of the Funds

the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's total assets. However, the Board reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act and the Fund's policies. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility in the NAV and market price of the Fund's common shares;

•  fluctuations in the interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of senior securities or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund's managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund's return on investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return "pick up" will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to holders of common shares. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of debt. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund's ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any senior securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Because Calamos' investment management fee is a percentage of the Fund's managed assets, Calamos' fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets. Any additional use of leverage by the Fund would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Limited Term Risk. Unless the limited term provision of the Fund's Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund's portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the winddown period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund's portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund's portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund's outstanding leverage necessary in order to maintain the Fund's desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund's dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund's ability to achieve its investment objective and decrease returns to Shareholders. If the Fund's tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund's purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund's total assets resulting from payment for the tendered Shares. Such reduction in the Fund's total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund's investment performance. The Fund is not required to conduct the Eligible Tender Offer. If the

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Principal Risks of the Funds

Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund's net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund's net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. Because the adviser may wish to invest in the publicly traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access

Market Discount Risk. The Fund's common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the Fund's common shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of investment activities. The Fund's NAV may be reduced immediately following an offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase. Whether shareholders will realize a gain or loss upon the sale of the Fund's common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund's NAV, or below or above the public offering price for the common shares.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Market Impact Risk. The sale of the Fund's common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares. An increase in the number of common shares available may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in the Fund's senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of the Fund's shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances

Reduction of Leverage Risk. A Fund may take action to reduce the amount of leverage it employs. Reduction of the leverage employed by the Fund, including by redemption of preferred shares (if applicable), will in turn reduce the amount

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

of assets available for investment in portfolio securities. This reduction in leverage may negatively impact the Fund's financial performance, including the Fund's ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund's borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund's leverage exposure.

Regulatory Risk. The enforceability of agreements underlying hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statues and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. For instance, the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") could have an adverse effect on the Fund's ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to our funds), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against the Fund's income and against the Fund's net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

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Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.1%)
	Other (0.1%)
765,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $717,531)	$722,911
CORPORATE BONDS (39.3%)
	Airlines (0.5%)
789,414	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	781,141
259,220	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	262,960
947,920	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	877,139
358,500	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	357,833
847,060	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	791,222
707,184	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	724,580
		3,794,875
	Communication Services (3.7%)
570,000	Altice Financing, SA* 5.750%, 08/15/29	466,465
800,000	Altice France Holding, SA* 10.500%, 05/15/27	243,872
1,100,000	Altice France, SA* 5.500%, 10/15/29	833,261
1,160,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,101,768
1,193,000	Audacy Capital LLC*@ 6.750%, 03/31/29	41,242
448,000	6.500%, 05/01/27	17,230
856,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	822,950
475,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30	484,419
425,000	9.000%, 09/15/28	446,981
400,000	Connect Finco SARL / Connect US Finco, LLC* 9.000%, 09/15/29	380,380
1,345,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	1,278,705
1,350,000	CSC Holdings, LLC* 4.625%, 12/01/30	680,157
1,125,000	4.500%, 11/15/31	827,404
1,100,000	5.750%, 01/15/30	583,352
PRINCIPAL AMOUNT		VALUE
487,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	$469,366
1,475,000	Frontier California, Inc. 6.750%, 05/15/27	1,517,155
239,000	Frontier Communications Holdings, LLC* 8.750%, 05/15/30	253,371
1,519,000	Frontier Florida, LLC 6.860%, 02/01/28	1,580,960
1,445,000	Frontier North, Inc. 6.730%, 02/15/28	1,481,645
835,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	770,688
250,000	5.250%, 12/01/27	247,120
475,000	Gray Television, Inc.* 5.375%, 11/15/31	285,238
715,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	657,335
240,000	6.625%, 08/01/26	206,671
595,000	iHeartCommunications, Inc. 8.375%, 05/01/27	314,761
355,000	5.250%, 08/15/27*	239,256
815,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	764,829
722,947	Ligado Networks, LLC* 15.500%, 11/01/23	132,205
720,000	Lumen Technologies, Inc. 7.600%, 09/15/39	527,940
712,875	10.000%, 10/15/32*	711,000
478,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	418,996
930,000	Paramount Global 4.900%, 08/15/44	692,069
336,000	Qwest Corp. 7.250%, 09/15/25	335,036
477,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	371,511
239,000	5.375%, 01/15/31	135,520
330,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	291,591
1,250,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	1,214,200
1,189,000	3.875%, 09/01/31^	1,023,289
475,000	3.125%, 09/01/26	456,266
874,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	581,018
1,080,000	Stagwell Global, LLC* 5.625%, 08/15/29	1,028,668
473,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	208,333

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
715,000	Time Warner Cable, LLC 6.550%, 05/01/37	$687,244
385,000	7.300%, 07/01/38	393,385
378,000	United States Cellular Corp.^ 6.700%, 12/15/33	409,234
724,000	Univision Communications, Inc.* 8.000%, 08/15/28	736,294
480,000	8.500%, 07/31/31	472,051
480,000	Viasat, Inc.* 5.625%, 04/15/27	449,093
		28,271,524
	Consumer Discretionary (8.5%)
1,430,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,495,766
715,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	740,954
600,000	American Axle & Manufacturing, Inc.^ 5.000%, 10/01/29	543,474
1,200,000	Aptiv, PLC / Aptiv Global Financing DAC‡ 6.875%, 12/15/54 5 year CMT + 3.39%	1,165,944
837,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	782,888
1,208,000	At Home Group, Inc.* 4.875%, 07/15/28	521,651
1,264,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,296,636
720,000	6.875%, 11/01/35	731,398
400,000	Benteler International AG*^ 10.500%, 05/15/28	415,028
604,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	566,673
160,000	8.125%, 07/01/27	163,310
481,000	Carnival Corp.* 7.625%, 03/01/26	484,622
481,000	4.000%, 08/01/28	459,153
60,000	7.000%, 08/15/29	62,809
221,956	Carvana Company* 14.000%, 06/01/31	265,604
186,131	13.000%, 06/01/30	203,484
122,973	12.000%, 12/01/28	130,251
2,090,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.750%, 03/01/30	1,905,495
1,685,000	4.500%, 08/15/30	1,505,463
1,165,000	5.125%, 05/01/27	1,143,156
1,100,000	6.375%, 09/01/29	1,089,957
951,000	4.250%, 02/01/31	826,248
565,000	5.000%, 02/01/28	547,129
478,000	4.750%, 02/01/32	414,670
478,000	CDI Escrow Issuer, Inc.*^ 5.750%, 04/01/30	471,016
PRINCIPAL AMOUNT		VALUE
750,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Op 5.250%, 07/15/29	$723,195
478,000	Churchill Downs, Inc.* 6.750%, 05/01/31	487,053
790,000	Dana, Inc.^ 4.250%, 09/01/30	690,223
723,000	4.500%, 02/15/32	619,199
470,000	DISH DBS Corp. 5.125%, 06/01/29	312,879
356,000	7.375%, 07/01/28	261,151
946,000	DISH Network Corp.* 11.750%, 11/15/27	996,507
1,365,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,305,459
1,058,000	Everi Holdings, Inc.* 5.000%, 07/15/29	1,052,086
1,000,000	Ford Motor Company 6.100%, 08/19/32	1,005,500
1,525,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	1,379,225
1,245,000	7.200%, 06/10/30	1,314,683
1,150,000	5.113%, 05/03/29	1,119,628
865,000	7.350%, 11/04/27	908,345
800,000	2.900%, 02/16/28	735,056
359,000	Gap, Inc.* 3.875%, 10/01/31	309,210
490,000	General Motors Company 5.200%, 04/01/45	438,663
1,700,000	goeasy, Ltd.* 9.250%, 12/01/28	1,814,971
859,000	7.625%, 07/01/29	883,361
1,435,000	Goodyear Tire & Rubber Company^ 5.625%, 04/30/33	1,240,787
515,000	5.250%, 07/15/31	452,726
600,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	603,000
407,000	4.000%, 08/15/28	382,210
770,000	International Game Technology, PLC* 6.250%, 01/15/27	778,378
238,525	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	242,699
1,077,000	Kohl's Corp. 5.550%, 07/17/45	729,398
955,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	999,541
965,000	Liberty Interactive, LLC 8.250%, 02/01/30	497,149
937,000	Life Time, Inc.* 8.000%, 04/15/26	941,994
712,000	6.000%, 11/15/31	708,874
480,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	496,459

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
360,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	$375,998
616,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	619,758
635,000	M/I Homes, Inc. 3.950%, 02/15/30	580,974
1,121,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	966,201
730,000	4.300%, 02/15/43	504,350
954,000	MGM Resorts International^ 6.500%, 04/15/32	954,792
1,219,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,152,248
945,000	Newell Brands, Inc. 6.875%, 04/01/36^	941,428
430,000	5.700%, 04/01/26	431,208
237,000	6.625%, 05/15/32	237,948
237,000	6.375%, 05/15/30	238,372
500,000	Nordstrom, Inc. 5.000%, 01/15/44	376,110
250,000	6.950%, 03/15/28	258,958
235,000	4.250%, 08/01/31	207,489
1,449,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,372,189
475,000	6.375%, 11/01/32	470,226
1,105,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	993,041
1,340,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	952,526
470,000	QVC, Inc. 5.450%, 08/15/34	308,386
480,000	Raising Cane's Restaurants, LLC* 9.375%, 05/01/29	516,672
73,276	Rite Aid Cmsr Note 12.000%, 08/30/34	84,267
1,591,000	Rite Aid Corp.*@ 0.000%, 11/15/26	2
289,250	0.000%, 10/18/24	—
288,993	Rite Aid Corp. 15.000%, 08/30/31	195,070
210,468	0.000%, / /0	74,716
98,500	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	94,068
98,500	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
119,000	Royal Caribbean Cruises, Ltd.* 6.250%, 03/15/32	121,356
119,000	5.625%, 09/30/31	118,664
875,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	812,376
PRINCIPAL AMOUNT		VALUE
1,445,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	$1,481,992
610,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	560,560
698,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	682,923
1,005,000	Station Casinos, LLC* 4.500%, 02/15/28	960,207
950,000	STL Holding Company, LLC* 8.750%, 02/15/29	1,010,334
589,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	589,630
240,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	259,728
1,100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,119,756
950,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	955,358
300,000	6.875%, 04/23/32	293,250
300,000	6.750%, 04/23/30	295,959
		64,531,478
	Consumer Staples (1.8%)
1,413,000	Arrow Bidco, LLC* 10.750%, 06/15/25	1,440,765
235,000	B&G Foods, Inc.* 8.000%, 09/15/28	244,332
470,000	Brink's Company* 6.500%, 06/15/29	480,509
237,000	6.750%, 06/15/32	241,467
1,099,000	Central Garden & Pet Company*^ 4.125%, 04/30/31	987,254
1,092,000	Edgewell Personal Care Company* 4.125%, 04/01/29	1,021,959
1,331,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,245,803
240,000	6.500%, 12/31/27	243,031
955,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.500%, 01/15/30^	952,947
269,000	5.750%, 04/01/33	271,814
475,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.* 9.000%, 02/15/29	492,556
621,000	New Albertsons, LP 7.750%, 06/15/26	636,550
957,000	Performance Food Group, Inc.* 4.250%, 08/01/29	896,230
237,000	6.125%, 09/15/32	238,341
700,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	650,867
712,000	Post Holdings, Inc.* 6.375%, 03/01/33^	706,268
475,000	6.250%, 02/15/32	481,436

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
909,000	Prestige Brands, Inc.* 3.750%, 04/01/31	$814,019
475,000	RR Donnelley & Sons Company* 9.500%, 08/01/29	479,133
815,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	787,600
		13,312,881
	Energy (6.1%)
958,000	Apache Corp. 5.100%, 09/01/40	829,504
950,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.* 6.625%, 10/15/32	941,707
1,067,000	Buckeye Partners, LP 6.875%, 07/01/29*	1,084,680
500,000	5.850%, 11/15/43	432,280
1,653,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,733,005
720,000	Continental Resources, Inc. 4.900%, 06/01/44	596,578
742,000	DT Midstream, Inc.* 4.125%, 06/15/29	697,903
724,000	Enbridge, Inc.‡ 7.375%, 03/15/55^ 5 year CMT + 3.12%	746,574
485,000	7.200%, 06/27/54 5 year CMT + 2.97%	502,552
1,190,000	Encino Acquisition Partners Holdings, LLC* 8.750%, 05/01/31	1,225,307
915,000	Energy Transfer, LP‡ 7.850%, 11/01/66^ 3 mo. SOFR + 3.28%	909,089
700,000	6.500%, 11/15/26 5 year CMT + 5.69%	699,783
475,000	7.125%, 10/01/54 5 year CMT + 2.83%	480,211
1,015,000	EnLink Midstream Partners, LP 4.850%, 07/15/26	1,010,889
600,000	Enlink Midstream, LLC* 6.500%, 09/01/30	632,262
1,580,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,621,206
470,000	6.375%, 04/01/29	477,741
720,000	Expand Energy Corp.* 6.750%, 04/15/29	728,438
719,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	741,167
415,000	7.875%, 05/15/32	414,876
1,325,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	1,332,526
PRINCIPAL AMOUNT		VALUE
565,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	$539,174
950,000	Howard Midstream Energy Partners, LLC* 7.375%, 07/15/32	969,447
950,000	Kodiak Gas Services, LLC* 7.250%, 02/15/29	978,168
940,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	938,609
960,000	Matador Resources Company* 6.500%, 04/15/32	952,886
950,000	Moss Creek Resources Holdings, Inc.* 8.250%, 09/01/31	932,463
720,000	Nabors Industries, Inc.* 7.375%, 05/15/27	722,174
360,000	9.125%, 01/31/30	372,668
720,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	686,030
618,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	616,770
1,006,000	Oceaneering International, Inc. 6.000%, 02/01/28	985,950
950,000	Parkland Corp.* 6.625%, 08/15/32	948,243
482,000	5.875%, 07/15/27	477,296
506,000	Patterson-UTI Energy, Inc.^ 5.150%, 11/15/29	495,915
903,000	Permian Resources Operating, LLC* 7.000%, 01/15/32	922,487
237,000	6.250%, 02/01/33	235,450
960,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	960,432
1,340,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,267,707
355,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	366,779
355,000	7.500%, 03/01/55 5 year CMT + 3.67%	369,324
950,000	Summit Midstream Holdings, LLC* 8.625%, 10/31/29	982,614
1,184,900	Transocean, Inc.* 8.750%, 02/15/30	1,229,381
950,000	8.250%, 05/15/29	955,539
600,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	613,674
240,000	4.125%, 08/15/31	218,870
240,000	3.875%, 08/15/29	221,928
1,900,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 year CMT + 5.44%	1,899,905

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,195,000	8.375%, 06/01/31	$1,242,238
715,000	8.125%, 06/01/28	742,392
499,000	7.000%, 01/15/30	502,373
480,000	9.875%, 02/01/32	524,294
480,000	9.500%, 02/01/29	530,894
914,000	Vital Energy, Inc.*^ 7.875%, 04/15/32	879,451
570,000	7.750%, 07/31/29	560,561
1,000,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	973,320
1,195,000	Weatherford International, Ltd.* 8.625%, 04/30/30	1,236,096
594,000	Wildfire Intermediate Holdings, LLC* 7.500%, 10/15/29	575,741
		46,465,521
	Financials (6.4%)
1,550,000	Acrisure, LLC / Acrisure Finance, Inc.* 8.250%, 02/01/29	1,576,365
950,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 7.375%, 10/01/32	944,699
950,000	6.500%, 10/01/31	943,464
1,327,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	1,197,564
445,000	4.700%, 05/15/28 7 year CMT + 3.48%	362,266
983,000	AmWINS Group, Inc.* 4.875%, 06/30/29	926,271
356,000	AssuredPartners, Inc.* 5.625%, 01/15/29	337,346
950,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	972,790
1,000,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	1,055,160
475,000	Brandywine Operating Partnership, LP 8.875%, 04/12/29	515,047
1,676,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,599,306
998,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	962,631
1,000,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	1,006,260
385,000	Corebridge Financial, Inc.^‡ 6.375%, 09/15/54 5 year CMT + 2.65%	384,488
925,000	Credit Acceptance Corp. 6.625%, 03/15/26^	925,657
635,000	9.250%, 12/15/28*	673,398
PRINCIPAL AMOUNT		VALUE
960,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	$1,034,938
1,075,000	GGAM Finance, Ltd.* 8.000%, 02/15/27	1,111,389
475,000	5.875%, 03/15/30	469,485
957,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	878,373
535,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 8.000%, 06/15/27	560,899
1,430,000	HUB International, Ltd.* 5.625%, 12/01/29	1,384,512
715,000	7.375%, 01/31/32	729,965
718,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	599,738
1,990,000	Iron Mountain, Inc.* 5.250%, 03/15/28	1,955,891
2,435,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,252,107
472,000	6.625%, 10/15/31	470,018
594,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 7.000%, 07/15/31	617,374
1,033,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 4.750%, 06/15/29	985,213
965,000	5.250%, 10/01/25	962,192
820,000	LD Holdings Group, LLC* 8.750%, 11/01/27	786,265
985,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	820,160
375,340	10.000%, 10/15/32	372,165
97,000	4.625%, 09/15/27	88,311
720,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	677,462
955,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	1,009,664
1,405,000	MetLife, Inc. 6.400%, 12/15/66	1,464,628
630,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	580,740
475,000	Newmark Group, Inc. 7.500%, 01/12/29	503,334
670,000	OneMain Finance Corp. 9.000%, 01/15/29	709,858
660,000	3.875%, 09/15/28	609,926
475,000	7.500%, 05/15/31	486,006

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
905,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.000%, 02/01/30	$927,200
950,000	Provident Funding Associates, LP / PFG Finance Corp.* 9.750%, 09/15/29	973,550
950,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	961,390
620,000	4.500%, 02/15/29	593,743
450,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	401,049
445,000	3.625%, 03/01/29	410,673
725,000	Service Properties Trust 8.375%, 06/15/29	706,513
950,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	932,530
1,190,000	StoneX Group, Inc.* 7.875%, 03/01/31	1,253,903
1,123,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	1,071,600
480,000	5.750%, 06/15/27	472,531
598,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 10.500%, 02/15/28	637,488
465,000	6.500%, 02/15/29	400,179
475,000	VFH Parent, LLC / Valor Co-Issuer, Inc.* 7.500%, 06/15/31	489,032
1,100,000	VZ Secured Financing, BV* 5.000%, 01/15/32	988,691
1,017,000	XHR, LP* 6.375%, 08/15/25	1,017,153
		48,740,550
	Health Care (2.6%)
1,917,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	1,502,755
713,000	10.875%, 01/15/32	765,370
538,000	6.875%, 04/15/29^	454,545
120,000	5.250%, 05/15/30	104,902
1,139,000	DaVita, Inc.* 3.750%, 02/15/31	992,411
1,061,000	4.625%, 06/01/30	976,916
925,000	6.875%, 09/01/32	930,384
717,000	Embecta Corp.* 5.000%, 02/15/30^	650,319
240,000	6.750%, 02/15/30	224,203
470,000	Encompass Health Corp. 4.750%, 02/01/30	452,394
470,000	4.500%, 02/01/28	457,409
1,010,000	HCA, Inc. 7.500%, 11/06/33	1,136,169
PRINCIPAL AMOUNT		VALUE
300,000	Jazz Securities DAC*^ 4.375%, 01/15/29	$284,562
1,215,000	Medline Borrower, LP* 3.875%, 04/01/29	1,138,127
1,208,000	5.250%, 10/01/29	1,171,518
120,000	Medline Borrower, LP / Medline Co-Issuer, Inc.* 6.250%, 04/01/29	122,285
1,760,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31^	1,607,144
450,000	4.125%, 04/30/28	426,848
2,250,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,253,127
1,315,000	6.875%, 11/15/31	1,411,994
1,215,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	1,184,686
800,000	4.750%, 05/09/27	778,912
440,000	3.150%, 10/01/26	419,808
		19,446,788
	Industrials (5.3%)
950,000	Aar Escrow Issuer, LLC* 6.750%, 03/15/29	971,973
1,100,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,009,811
965,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	910,690
1,600,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	1,569,824
720,000	5.875%, 02/15/28	721,807
538,000	Arcosa, Inc.* 4.375%, 04/15/29	508,469
475,000	6.875%, 08/15/32	487,630
2,450,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	555,121
753,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	700,328
480,000	Bombardier, Inc.* 8.750%, 11/15/30	520,891
355,000	7.000%, 06/01/32^	363,982
300,000	7.250%, 07/01/31^	310,578
271,000	7.875%, 04/15/27	271,846
956,000	BWX Technologies, Inc.* 4.125%, 04/15/29	905,686
1,000,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	984,630
239,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	236,345

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,265,000	Deluxe Corp.* 8.000%, 06/01/29	$1,193,515
957,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	964,551
908,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	924,026
500,000	EnerSys* 6.625%, 01/15/32	514,415
475,000	4.375%, 12/15/27	458,660
359,000	EquipmentShare.com, Inc.* 8.000%, 03/15/33	363,653
355,000	8.625%, 05/15/32	366,662
580,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	564,740
625,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	614,550
446,000	3.500%, 03/01/29	407,648
1,054,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	990,634
2,244,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,074,556
1,250,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,241,850
475,000	6.625%, 06/15/29	486,523
712,000	JELD-WEN, Inc.* 7.000%, 09/01/32	710,149
500,000	4.875%, 12/15/27	484,420
1,575,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,528,317
955,000	Knife River Holding Company* 7.750%, 05/01/31	1,001,862
712,000	Masterbrand, Inc.* 7.000%, 07/15/32	730,313
588,000	Moog, Inc.* 4.250%, 12/15/27	563,380
1,198,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	811,046
940,000	Novelis Corp.* 4.750%, 01/30/30	880,930
624,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	596,631
239,000	Sealed Air Corp.* 5.000%, 04/15/29	231,032
235,000	6.500%, 07/15/32	238,727
743,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	750,876
240,000	7.250%, 02/15/31	249,317
450,000	Sensata Technologies, BV* 4.000%, 04/15/29	420,854
479,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	428,374
PRINCIPAL AMOUNT		VALUE
955,000	Standard Industries, Inc.* 5.000%, 02/15/27	$936,454
773,000	Stericycle, Inc.* 3.875%, 01/15/29	765,417
1,035,000	TransDigm, Inc.* 6.875%, 12/15/30	1,062,593
710,000	6.750%, 08/15/28	726,564
360,000	7.125%, 12/01/31	373,410
235,000	6.625%, 03/01/32	239,249
318,079	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	299,875
961,000	Vertiv Group Corp.* 4.125%, 11/15/28	916,044
1,004,000	Wabash National Corp.* 4.500%, 10/15/28	912,977
855,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	853,384
565,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	541,496
480,000	7.375%, 10/01/31	498,206
355,000	6.625%, 06/15/29	360,602
		40,308,093
	Information Technology (1.7%)
557,000	Coherent Corp.* 5.000%, 12/15/29	534,692
430,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	437,263
478,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	468,684
480,000	Fair Isaac Corp.* 4.000%, 06/15/28	456,513
1,050,000	KBR, Inc.* 4.750%, 09/30/28	1,010,173
1,050,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28	477,939
480,000	5.500%, 09/01/28	329,165
477,000	NCL Corp., Ltd.* 8.125%, 01/15/29	505,634
723,000	ON Semiconductor Corp.* 3.875%, 09/01/28	679,085
705,000	Open Text Corp.* 3.875%, 02/15/28	663,271
475,000	6.900%, 12/01/27	494,423
359,000	3.875%, 12/01/29	327,997
359,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	322,813
840,000	Playtika Holding Corp.* 4.250%, 03/15/29	759,108
1,350,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,263,154
680,000	Twilio, Inc. 3.625%, 03/15/29	626,933
236,000	3.875%, 03/15/31	213,212

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
356,000	UKG, Inc.* 6.875%, 02/01/31	$365,124
1,435,000	Viavi Solutions, Inc.*^ 3.750%, 10/01/29	1,302,679
475,000	Zebra Technologies Corp.* 6.500%, 06/01/32	486,310
1,100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	1,004,014
		12,728,186
	Materials (1.7%)
500,000	ArcelorMittal, SA 7.000%, 10/15/39	545,835
534,000	ATI, Inc. 5.875%, 12/01/27	531,923
950,000	Avient Corp.* 6.250%, 11/01/31	956,602
242,000	Carpenter Technology Corp. 7.625%, 03/15/30	250,608
955,000	Chemours Company*^ 4.625%, 11/15/29	829,284
1,530,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	1,422,013
710,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	711,235
478,000	Commercial Metals Company 4.125%, 01/15/30	443,512
239,000	4.375%, 03/15/32	220,000
740,000	Constellium, SE* 3.750%, 04/15/29	671,025
375,000	6.375%, 08/15/32^	369,870
477,000	HB Fuller Company^ 4.250%, 10/15/28	452,291
725,000	JW Aluminum Continuous Cast Company*^ 10.250%, 06/01/26	728,060
850,000	Kaiser Aluminum Corp.*^ 4.625%, 03/01/28	811,401
1,020,000	Mercer International, Inc. 5.125%, 02/01/29	881,372
483,000	12.875%, 10/01/28*^	512,405
935,000	OCI, NV* 6.700%, 03/16/33	934,336
1,105,000	Silgan Holdings, Inc.^ 4.125%, 02/01/28	1,060,899
712,000	Terex Corp* 6.250%, 10/15/32	708,917
478,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	257,040
		13,298,628
PRINCIPAL AMOUNT		VALUE
	Other (0.1%)
500,000	Gen Digital, Inc.* 6.750%, 09/30/27	$509,110
	Real Estate (0.3%)
764,000	EPR Propertiesµ 3.750%, 08/15/29	703,766
750,000	Forestar Group, Inc.* 5.000%, 03/01/28	717,540
1,073,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	1,025,778
		2,447,084
	Special Purpose Acquisition Companies (0.2%)
235,000	Clydesdale Acquisition Holdings, Inc.* 6.875%, 01/15/30	238,814
955,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	869,050
477,000	4.625%, 01/15/29^	445,799
		1,553,663
	Utilities (0.4%)
359,000	AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	371,867
760,000	Duke Energy Corp.^‡ 6.450%, 09/01/54 5 year CMT + 2.59%	774,410
360,000	Entergy Corp.‡ 7.125%, 12/01/54 5 year CMT + 2.67%	369,047
359,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	369,450
350,000	PPL Capital Funding, Inc.‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	348,061
450,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	455,233
250,000	8.000%, 10/15/26 5 year CMT + 6.93%	257,390
		2,945,458
	TOTAL CORPORATE BONDS (Cost $310,422,215)	298,353,839
CONVERTIBLE BONDS (97.9%)
	Communication Services (7.0%)
960,000	Cable One, Inc.µ 0.000%, 03/15/26	876,662
8,250,000	Liberty Media Corp.*µ 2.375%, 09/30/53	10,331,887

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
9,000,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	$9,968,310
5,250,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	4,662,578
14,500,000	Sea, Ltd. 0.250%, 09/15/26	13,068,705
16,250,000	Snap, Inc.* 0.500%, 05/01/30	14,550,575
		53,458,717
	Consumer Discretionary (21.9%)
5,750,000	Airbnb, Inc.µ 0.000%, 03/15/26	5,357,965
15,500,000	Alibaba Group Holding, Ltd.*^ 0.500%, 06/01/31	17,878,630
4,500,000	Booking Holdings, Inc.µ 0.750%, 05/01/25	11,199,645
4,250,000	Carnival Corp. 5.750%, 12/01/27	7,781,155
6,750,000	Chegg, Inc.^ 0.000%, 09/01/26	5,054,130
966,000	DISH Network Corp. 0.000%, 12/15/25	861,991
11,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	9,741,650
12,750,000	Etsy, Inc.µ 0.125%, 09/01/27	10,928,407
5,250,000	Ford Motor Company 0.000%, 03/15/26	5,106,885
7,750,000	JD.com, Inc.*^ 0.250%, 06/01/29	8,849,183
2,435,000	Lucid Group, Inc.*µ 1.250%, 12/15/26	1,798,028
10,250,000	Marriott Vacations Worldwide Corp.µ 3.250%, 12/15/27	9,461,365
9,750,000	Meritage Homes Corp.*^ 1.750%, 05/15/28	10,356,060
11,500,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	10,018,570
2,000,000	Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	8,311,320
5,750,000	Shake Shack, Inc. 0.000%, 03/01/28	5,753,048
8,000,000	Trip.com Group, Ltd.*^ 0.750%, 06/15/29	9,432,560
15,000,000	Vail Resorts, Inc.µ 0.000%, 01/01/26	14,077,950
13,500,000	Wayfair, Inc.µ 3.250%, 09/15/27	14,217,795
		166,186,337
	Consumer Staples (1.9%)
2,886,000	Enovis Corp. 3.875%, 10/15/28	3,011,829
PRINCIPAL AMOUNT		VALUE
2,088,000	Immunocore Holdings, PLC* 2.500%, 02/01/30	$1,810,526
4,500,000	Post Holdings, Inc.^ 2.500%, 08/15/27	5,154,255
4,000,000	Spectrum Brands, Inc.*µ 3.375%, 06/01/29	4,054,240
		14,030,850
	Energy (1.7%)
4,250,000	Kosmos Energy, Ltd.* 3.125%, 03/15/30	3,814,418
4,890,000	Nabors Industries, Inc. 1.750%, 06/15/29	3,764,664
4,250,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	4,907,007
9,411,000	SunEdison, Inc.@ 0.000%, 01/15/49*	103,521
898,000	0.000%, 10/01/49	9,878
		12,599,488
	Financials (1.6%)
4,250,000	Coinbase Global, Inc.*µ 0.250%, 04/01/30	3,870,773
8,250,000	Global Payments, Inc.*µ 1.500%, 03/01/31	7,870,170
		11,740,943
	Health Care (13.3%)
4,500,000	Alnylam Pharmaceuticals, Inc.^ 1.000%, 09/15/27	5,139,180
5,500,000	Alphatec Holdings, Inc. 0.750%, 08/01/26	5,122,040
9,500,000	CONMED Corp.µ 2.250%, 06/15/27	8,750,830
12,250,000	CryoPort, Inc.* 0.750%, 12/01/26	10,765,790
8,000,000	Dexcom, Inc.µ 0.375%, 05/15/28	7,058,720
6,750,000	Exact Sciences Corp. 0.375%, 03/15/27µ	6,559,852
3,750,000	2.000%, 03/01/30*	4,252,763
8,000,000	Halozyme Therapeutics, Inc.µ 0.250%, 03/01/27	7,680,960
1,625,000	Insmed, Inc. 0.750%, 06/01/28	3,453,466
4,500,000	Insulet Corp. 0.375%, 09/01/26	5,310,450
6,375,000	Integer Holdings Corp. 2.125%, 02/15/28	9,699,371
4,500,000	Ionis Pharmaceuticals, Inc.µ 0.000%, 04/01/26	4,446,900
6,200,000	Jazz Investments I, Ltd.µ 2.000%, 06/15/26	6,143,022
2,721,000	Lantheus Holdings, Inc. 2.625%, 12/15/27	4,222,148

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
10,250,000	NeoGenomics, Inc. 0.250%, 01/15/28	$8,456,660
3,750,000	Sarepta Therapeutics, Inc. 1.250%, 09/15/27	4,251,563
		101,313,715
	Industrials (5.0%)
4,250,000	Axon Enterprise, Inc. 0.500%, 12/15/27	8,053,537
3,375,000	Fluor Corp. 1.125%, 08/15/29	4,425,874
4,000,000	Tetra Tech, Inc.^ 2.250%, 08/15/28	5,399,640
16,804,000	Uber Technologies, Inc.*µ 0.875%, 12/01/28	20,243,611
		38,122,662
	Information Technology (38.3%)
4,125,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	4,380,956
8,250,000	Akamai Technologies, Inc. 1.125%, 02/15/29	8,381,587
4,500,000	0.375%, 09/01/27^	4,638,690
9,250,000	Bentley Systems, Inc.µ 0.125%, 01/15/26	9,136,872
7,500,000	BILL Holdings, Inc.µ 0.000%, 12/01/25	7,039,275
4,000,000	Box, Inc.* 1.500%, 09/15/29	3,929,320
5,750,000	Confluent, Inc.µ 0.000%, 01/15/27	5,137,798
4,750,000	Datadog, Inc. 0.125%, 06/15/25	6,600,790
6,000,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	5,328,000
9,066,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	8,461,842
2,250,000	Five9, Inc.µ 0.500%, 06/01/25	2,185,650
8,500,000	Guidewire Software, Inc.* 1.250%, 11/01/29	8,655,040
7,750,000	Itron, Inc.*^ 1.375%, 07/15/30	8,458,660
7,500,000	Lumentum Holdings, Inc. 1.500%, 12/15/29	8,697,975
8,250,000	MicroStrategy, Inc.*µ 2.250%, 06/15/32	12,162,150
15,750,000	MKS Instruments, Inc.*µ 1.250%, 06/01/30	15,172,920
6,000,000	NCL Corp., Ltd. 1.125%, 02/15/27µ	6,195,300
3,000,000	5.375%, 08/01/25	4,300,740
3,250,000	Nutanix, Inc.^ 0.250%, 10/01/27	4,002,148
PRINCIPAL AMOUNT		VALUE
4,000,000	Okta, Inc.µ 0.375%, 06/15/26	$3,706,600
17,250,000	ON Semiconductor Corp.µ 0.500%, 03/01/29	17,226,367
3,000,000	Palo Alto Networks, Inc.µ 0.375%, 06/01/25	10,857,690
6,250,000	Parsons Corp.*^ 2.625%, 03/01/29	8,101,688
3,750,000	Q2 Holdings, Inc. 0.750%, 06/01/26	4,213,313
7,500,000	Rapid7, Inc. 1.250%, 03/15/29	7,155,300
11,250,000	Repay Holdings Corp.* 0.000%, 02/01/26	10,439,437
5,750,000	Seagate HDD Cayman 3.500%, 06/01/28	7,699,135
13,750,000	Shift4 Payments, Inc.µ 0.000%, 12/15/25	16,819,825
8,250,000	Snowflake, Inc.*µ 0.000%, 10/01/29	8,425,725
6,750,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	8,565,817
12,250,000	Unity Software, Inc.µ 0.000%, 11/15/26	10,931,777
8,000,000	Varonis Systems, Inc.*^ 1.000%, 09/15/29	8,096,240
4,000,000	Vertex, Inc.* 0.750%, 05/01/29	5,275,880
8,000,000	Western Digital Corp.*µ 3.000%, 11/15/28	11,455,760
6,250,000	Wix.com, Ltd. 0.000%, 08/15/25	5,974,750
8,750,000	Wolfspeed, Inc. 1.875%, 12/01/29	4,400,463
5,338,000	0.250%, 02/15/28	3,158,281
4,250,000	Zscaler, Inc. 0.125%, 07/01/25	5,368,218
		290,737,979
	Materials (0.8%)
6,306,000	MP Materials Corp.*µ 0.250%, 04/01/26	5,838,347
	Other (0.0%)
475,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	328,068
	Real Estate (0.7%)
6,000,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	5,485,860
	Utilities (5.7%)
4,250,000	CMS Energy Corp. 3.375%, 05/01/28	4,508,953

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
7,500,000	Duke Energy Corp. 4.125%, 04/15/26	$7,919,475
15,250,000	PPL Capital Funding, Inc.µ 2.875%, 03/15/28	15,957,295
13,500,000	Southern Companyµ 3.875%, 12/15/25	15,074,775
		43,460,498
	TOTAL CONVERTIBLE BONDS (Cost $756,614,738)	743,303,464
BANK LOANS (7.8%)¡
	Airlines (0.3%)
641,775	Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	643,315
560,000	American Airlines, Inc.‡ 9.629%, 04/20/28 3 mo. SOFR + 4.75%	576,831
636,800	United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	639,016
		1,859,162
	Communication Services (0.9%)
44,133	Audacy Capital Corp.‡ 11.800%, 10/02/28 1 mo. SOFR + 7.00%	44,574
482,519	Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	483,062
460,998	Clear Channel Outdoor Holdings, Inc.‡ 8.800%, 08/23/28 1 mo. SOFR + 4.00%	460,012
1,815,470	CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. LIBOR + 2.50%	1,693,107
699,560	Directv Financing, LLC‡ 9.847%, 08/02/27 3 mo. SOFR + 5.00%	701,984
1,505,000	Entercom Media Corp.‡ 0.000%, 11/18/24	679,936
723,188	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	703,188
970,000	Telesat Canada‡ 8.074%, 12/07/26 3 mo. SOFR + 2.75%	447,005
950,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	951,976
980,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	953,236
		7,118,080
PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (1.8%)
472,625	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	$474,473
266,944	American Axle & Manufacturing, Inc.‡ 7.446%, 12/12/29 6 mo. SOFR + 3.00%	268,405
247,426	American Axle & Manufacturing, Inc.‡ 7.823%, 12/12/29 1 mo. SOFR + 3.00%	248,779
229,630	American Axle & Manufacturing, Inc.‡ 7.658%, 12/12/29 3 mo. SOFR + 3.00%	230,886
1,379,605	Caesars Entertainment, Inc.‡ 7.435%, 02/06/30 1 mo. SOFR + 2.75%	1,382,764
889,695	Carnival Corp.‡ 7.435%, 10/18/28 1 mo. SOFR + 2.75%	893,031
520,982	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	523,180
390,000	Chinos Intermediate Holdings A, Inc.! 0.000%, 09/26/31	395,688
110,000	Chinos Intermediate Holdings A, Inc.‡ 13.000%, 09/26/31 3 mo. Prime + 5.00%	111,604
945,238	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	946,183
327,676	Hanesbrands, Inc.‡ 8.435%, 03/08/30 1 mo. SOFR + 3.75%	330,543
950,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	950,200
1,120,093	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	1,121,314
428,925	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	435,895
2,064,220	PetSmart, Inc.‡ 8.535%, 02/11/28 1 mo. SOFR + 3.75%	2,055,189
712,500	Staples, Inc.‡ 10.689%, 09/04/29 3 mo. SOFR + 5.75%	661,478
945,250	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	944,810
588,330	TKC Holdings, Inc.‡ 9.759%, 05/15/28 1 mo. SOFR + 5.00%	587,595
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
967,092	Windsor Holdings III, LLC‡ 8.259%, 08/01/30 1 mo. SOFR + 3.50%	$973,257
		13,535,274
	Consumer Staples (0.9%)
3,219,005	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	3,283,401
710,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	709,113
982,538	Fiesta Purchaser, Inc.‡ 8.685%, 02/12/31 1 mo. SOFR + 4.00%	986,477
955,200	Star Parent, Inc.‡ 8.354%, 09/27/30 3 mo. SOFR + 3.75%	936,937
210,000	Star Parent, Inc.! 0.000%, 09/27/30	205,985
641,775	United Natural Foods, Inc.‡ 9.435%, 05/01/31 1 mo. SOFR + 4.75%	646,588
		6,768,501
	Energy (0.4%)
896,680	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	899,110
471,438	New Fortress Energy, Inc.‡ 9.585%, 10/27/28 3 mo. SOFR + 5.00%	446,331
1,436,875	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	1,436,279
		2,781,720
	Financials (1.3%)
1,284,543	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	1,286,078
717,773	Amynta Agency Borrower, Inc.‡ 8.435%, 02/28/28 1 mo. SOFR + 3.75%	720,611
1,223,850	AssuredPartners, Inc.‡ 8.185%, 02/14/31 1 mo. SOFR + 3.50%	1,226,995
732,614	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	732,779
447,753	Broadstreet Partners, Inc.‡ 7.935%, 06/13/31 1 mo. SOFR + 3.25%	447,925
975,000	Dragon Buyer, Inc‡ 7.897%, 09/30/31 3 mo. SOFR + 3.25%	970,281
PRINCIPAL AMOUNT		VALUE
945,256	HUB International, Ltd.‡ 7.367%, 06/20/30 3 mo. SOFR + 2.75%	$948,139
714,600	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	711,474
941,452	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	942,628
725,000	Level 3 Financing, Inc.‡ 11.278%, 04/15/29 1 mo. SOFR + 6.56%	741,313
250,000	Level 3 Financing, Inc.! 0.000%, 04/15/29	255,625
950,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	953,415
		9,937,263
	Health Care (0.1%)
988,235	Padagis, LLC‡ 9.596%, 07/06/28 3 mo. SOFR + 4.75%	921,529
	Industrials (0.5%)
950,135	ACProducts, Inc.‡ 9.115%, 05/17/28 3 mo. SOFR + 4.25%	795,738
947,625	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	951,714
448,812	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	449,728
1,892,819	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	1,896,737
		4,093,917
	Information Technology (0.7%)
1,317,079	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	1,315,149
752,313	Camelot U.S. Acquisition, LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	753,818
954,852	Dun & Bradstreet Corp.‡ 7.468%, 01/18/29 1 mo. SOFR + 2.75%	957,497
298,458	Endure Digital, Inc.‡ 8.471%, 02/10/28 1 mo. SOFR + 3.50%	271,895
793,388	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	795,272

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
863,634	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	$864,463
498,750	UKG, Inc.‡ 7.617%, 02/10/31 3 mo. SOFR + 3.00%	499,880
		5,457,974
	Materials (0.7%)
950,201	Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	954,557
1,517,688	Ineos U.S. Finance, LLC‡ 7.935%, 02/18/30 1 mo. SOFR + 3.25%	1,521,011
1,194,798	LSF11 A5 Holdco, LLC‡ 8.300%, 10/15/28 1 mo. SOFR + 3.50%	1,200,898
729,911	Trinseo Materials Operating SCA‡ 7.819%, 05/03/28 3 mo. SOFR + 2.50%	547,342
973,768	W.R. Grace & Co.-Conn.‡ 7.854%, 09/22/28 3 mo. SOFR + 3.25%	977,055
		5,200,863
	Special Purpose Acquisition Companies (0.2%)
390,400	Clydesdale Acquisition Holdings, Inc.‡ 7.860%, 04/13/29 1 mo. SOFR + 3.18%	389,889
238,875	Fertitta Entertainment, LLC‡ 8.536%, 01/27/29 1 mo. SOFR + 3.75%	239,249
980,000	Patagonia Holdco, LLC‡ 10.854%, 08/01/29 3 mo. SOFR + 5.75%	916,917
		1,546,055
	TOTAL BANK LOANS (Cost $60,040,811)	59,220,338
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (9.3%)
	Energy (0.0%)
26	Gulfport Energy Corp.# 10.000%, 12/01/24 15.000% PIK rate	260,000
	Financials (3.3%)
83,465	Apollo Global Management, Inc. 6.750%, 07/31/26	6,374,222
165,055	Ares Management Corp.# 6.750%, 10/01/27	8,896,465
8,100	Bank of America Corp.‡‡ 7.250%	10,003,500
		25,274,187
NUMBER OF SHARES		VALUE
	Industrials (4.0%)
497,525	Boeing Company# 6.000%, 10/15/27	$26,732,018
75,625	Chart Industries, Inc. 6.750%, 12/15/25	3,732,094
		30,464,112
	Information Technology (0.6%)
80,050	Hewlett Packard Enterprise Company# 7.625%, 09/01/27	4,630,892
	Utilities (1.4%)
180,300	NextEra Energy, Inc. 6.926%, 09/01/25^	8,068,425
41,185	7.299%, 06/01/27	2,179,098
		10,247,523
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $71,589,322)	70,876,714
WARRANTS (0.0%)#
	Energy (0.0%)
47,739	Mcdermott International, Ltd. 06/30/27, Strike $15.98	5
42,965	Mcdermott International, Ltd. 06/30/27, Strike $12.33	4
	TOTAL WARRANTS (Cost $18,376)	9
COMMON STOCKS (0.3%)
	Communication Services (0.0%)
20,285	Altice USA, Inc. - Class A^#	49,293
6,819	Cumulus Media, Inc. - Class A#	7,978
		57,271
	Energy (0.3%)
4,000	Cheniere Energy Partners, LP	202,200
56,650	Energy Transfer, LP	933,592
26,095	Enterprise Products Partners, LP	747,883
6,644	EP Energy Corp.#	11,627
32	Gulfport Energy Corp.µ#	4,430
		1,899,732
	Other (0.0%)
1,446	Rite Aid Equity Equity#	130,140
	TOTAL COMMON STOCKS (Cost $2,213,626)	2,087,143
PREFERRED STOCKS (0.2%)
	Communication Services (0.1%)
18,145	Qwest Corp. 6.500%, 09/01/56	290,864

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES		VALUE
7,676	Telephone and Data Systems, Inc. 6.625%, 03/31/26	$157,972
11,875	United States Cellular Corp. 5.500%, 06/01/70	267,188
11,375	5.500%, 03/01/70	256,165
		972,189
	Consumer Discretionary (0.1%)
6,122	Guitar Center, Inc.#	229,575
	TOTAL PREFERRED STOCKS (Cost $1,519,048)	1,201,764
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Industrials (0.0%)
3,250	American Airlines Group, Inc.
4,355,000	Call, 06/20/25, Strike $17.00	273,000
	Other (0.1%)
1,000	Invesco QQQ Trust Series 1
48,385,000	Put, 01/17/25, Strike $430.00	524,000
	TOTAL PURCHASED OPTIONS (Cost $1,618,430)	797,000
	TOTAL INVESTMENTS (155.0%) (Cost $1,204,754,097)	1,176,563,182
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-17.5%)		(132,750,000)
LIABILITIES, LESS OTHER ASSETS (-37.5%)		(284,606,744)
NET ASSETS (100.0%)		$759,206,438

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $374,104,500.

@  In default status and considered non-income producing.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

‡‡  Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2024

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$722,911	$—	$722,911
Corporate Bonds	—	298,353,839	—	298,353,839
Convertible Bonds	—	743,303,464	—	743,303,464
Bank Loans	—	59,220,338	—	59,220,338
Convertible Preferred Stocks	70,616,714	260,000	—	70,876,714
Warrants	—	9	—	9
Common Stocks	1,945,376	141,767	—	2,087,143
Preferred Stocks	972,189	229,575	—	1,201,764
Purchased Options	797,000	—	—	797,000
Total	$74,331,279	$1,102,231,903	$—	$1,176,563,182

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.1%)
	Other (0.1%)
850,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $797,256)	$803,235
CORPORATE BONDS (39.6%)
	Airlines (0.5%)
858,059	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	849,066
276,346	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	280,334
1,020,080	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	943,911
391,500	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	390,772
916,051	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	855,665
770,665	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	789,623
		4,109,371
	Communication Services (3.7%)
610,000	Altice Financing, SA* 5.750%, 08/15/29	499,200
800,000	Altice France Holding, SA* 10.500%, 05/15/27	243,872
1,200,000	Altice France, SA* 5.500%, 10/15/29	909,012
1,255,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,191,999
1,307,000	Audacy Capital LLC*@ 6.750%, 03/31/29	45,183
490,000	6.500%, 05/01/27	18,845
952,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	915,243
525,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30	535,411
475,000	9.000%, 09/15/28^	499,567
450,000	Connect Finco SARL / Connect US Finco, LLC* 9.000%, 09/15/29	427,928
1,454,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	1,382,332
1,600,000	CSC Holdings, LLC* 4.625%, 12/01/30	806,112
1,220,000	4.500%, 11/15/31	897,273
1,150,000	5.750%, 01/15/30	609,868
PRINCIPAL AMOUNT		VALUE
512,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	$493,460
1,610,000	Frontier California, Inc. 6.750%, 05/15/27	1,656,014
261,000	Frontier Communications Holdings, LLC* 8.750%, 05/15/30	276,694
1,685,000	Frontier Florida, LLC 6.860%, 02/01/28	1,753,731
1,555,000	Frontier North, Inc. 6.730%, 02/15/28	1,594,435
905,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	835,297
270,000	5.250%, 12/01/27	266,890
515,000	Gray Television, Inc.* 5.375%, 11/15/31	309,258
780,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	717,093
263,000	6.625%, 08/01/26	226,477
655,000	iHeartCommunications, Inc. 8.375%, 05/01/27	346,502
395,000	5.250%, 08/15/27*	266,214
870,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	816,443
791,137	Ligado Networks, LLC* 15.500%, 11/01/23	144,675
785,000	Lumen Technologies, Inc. 7.600%, 09/15/39	575,601
771,875	10.000%, 10/15/32*	769,845
522,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	457,564
1,005,000	Paramount Global 4.900%, 08/15/44	747,881
367,000	Qwest Corp. 7.250%, 09/15/25	365,947
514,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	400,329
257,000	5.375%, 01/15/31	145,727
415,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	366,698
1,350,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	1,311,336
1,311,000	3.875%, 09/01/31^	1,128,286
515,000	3.125%, 09/01/26	494,688
957,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	636,194
1,170,000	Stagwell Global, LLC* 5.625%, 08/15/29	1,114,390
517,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	227,713
775,000	Time Warner Cable, LLC 6.550%, 05/01/37	744,914
420,000	7.300%, 07/01/38	429,148

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
414,000	United States Cellular Corp.^ 6.700%, 12/15/33	$448,209
786,000	Univision Communications, Inc.* 8.000%, 08/15/28	799,346
520,000	8.500%, 07/31/31	511,389
525,000	Viasat, Inc.* 5.625%, 04/15/27	491,195
		30,851,428
	Consumer Discretionary (8.6%)
1,580,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,652,664
780,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	808,314
657,000	American Axle & Manufacturing, Inc.^ 5.000%, 10/01/29	595,104
1,330,000	Aptiv, PLC / Aptiv Global Financing DAC‡ 6.875%, 12/15/54 5 year CMT + 3.39%	1,292,255
913,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	853,975
1,325,000	At Home Group, Inc.* 4.875%, 07/15/28	572,175
1,369,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,404,348
760,000	6.875%, 11/01/35	772,031
600,000	Benteler International AG* 10.500%, 05/15/28	622,542
657,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	616,397
174,000	8.125%, 07/01/27	177,600
523,000	Carnival Corp.* 4.000%, 08/01/28	499,245
520,000	7.625%, 03/01/26	523,916
65,000	7.000%, 08/15/29	68,043
237,892	Carvana Company* 14.000%, 06/01/31	284,673
198,540	13.000%, 06/01/30	217,050
130,798	12.000%, 12/01/28	138,539
2,275,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.750%, 03/01/30	2,074,163
1,825,000	4.500%, 08/15/30	1,630,546
1,260,000	5.125%, 05/01/27	1,236,375
1,200,000	6.375%, 09/01/29	1,189,044
1,035,000	4.250%, 02/01/31	899,229
540,000	5.000%, 02/01/28	522,920
522,000	4.750%, 02/01/32	452,840
522,000	CDI Escrow Issuer, Inc.*^ 5.750%, 04/01/30	514,374
810,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Op 5.250%, 07/15/29	781,051
PRINCIPAL AMOUNT		VALUE
520,000	Churchill Downs, Inc.* 6.750%, 05/01/31	$529,849
855,000	Dana, Inc. 4.250%, 09/01/30	747,013
782,000	4.500%, 02/15/32	669,728
544,000	DISH DBS Corp. 5.125%, 06/01/29	362,141
389,000	7.375%, 07/01/28	285,359
1,049,000	DISH Network Corp.* 11.750%, 11/15/27	1,105,006
1,510,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,444,134
1,142,000	Everi Holdings, Inc.* 5.000%, 07/15/29	1,135,616
1,075,000	Ford Motor Company 6.100%, 08/19/32	1,080,912
1,650,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	1,492,276
1,350,000	7.200%, 06/10/30	1,425,559
1,280,000	5.113%, 05/03/29	1,246,195
945,000	7.350%, 11/04/27	992,354
800,000	2.900%, 02/16/28	735,056
391,000	Gap, Inc.* 3.875%, 10/01/31	336,772
510,000	General Motors Company 5.200%, 04/01/45	456,567
1,825,000	goeasy, Ltd.* 9.250%, 12/01/28	1,948,425
934,000	7.625%, 07/01/29	960,488
1,575,000	Goodyear Tire & Rubber Company^ 5.625%, 04/30/33	1,361,839
560,000	5.250%, 07/15/31	492,285
650,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	653,250
445,000	4.000%, 08/15/28	417,895
825,000	International Game Technology, PLC* 6.250%, 01/15/27	833,976
259,604	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	264,147
1,188,000	Kohl's Corp. 5.550%, 07/17/45	804,573
1,040,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	1,088,506
1,045,000	Liberty Interactive, LLC 8.250%, 02/01/30	538,363
1,008,000	Life Time, Inc.* 8.000%, 04/15/26	1,013,373
784,000	6.000%, 11/15/31	780,558
525,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	543,002
390,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	407,332
672,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	676,099

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
685,000	M/I Homes, Inc. 3.950%, 02/15/30	$626,720
1,219,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	1,050,668
765,000	4.300%, 02/15/43	528,531
1,044,000	MGM Resorts International 6.500%, 04/15/32	1,044,866
1,329,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,256,224
1,040,000	Newell Brands, Inc. 6.875%, 04/01/36^	1,036,069
468,000	5.700%, 04/01/26	469,315
261,000	6.625%, 05/15/32	262,044
261,000	6.375%, 05/15/30	262,511
500,000	Nordstrom, Inc. 5.000%, 01/15/44	376,110
270,000	6.950%, 03/15/28	279,674
244,000	4.250%, 08/01/31	215,435
1,573,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,489,615
522,000	6.375%, 11/01/32	516,754
1,195,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	1,073,923
1,460,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,037,826
525,000	QVC, Inc. 5.450%, 08/15/34	344,473
530,000	Raising Cane's Restaurants, LLC* 9.375%, 05/01/29	570,492
79,474	Rite Aid Cmsr Note 12.000%, 08/30/34	91,395
1,725,000	Rite Aid Corp.*@ 0.000%, 11/15/26	2
313,713	0.000%, 10/18/24	—
541,628	Rite Aid Corp. 15.000%, 08/30/31	292,577
106,832	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	102,025
106,832	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
131,000	Royal Caribbean Cruises, Ltd.* 6.250%, 03/15/32^	133,594
131,000	5.625%, 09/30/31	130,631
955,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	886,651
1,565,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	1,605,064
648,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	595,480
PRINCIPAL AMOUNT		VALUE
753,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	$736,735
1,125,000	Station Casinos, LLC* 4.500%, 02/15/28	1,074,859
1,050,000	STL Holding Company, LLC* 8.750%, 02/15/29	1,116,685
636,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	636,681
260,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	281,372
1,215,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,236,821
1,025,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	1,030,781
300,000	6.875%, 04/23/32	293,250
300,000	6.750%, 04/23/30	295,959
		70,209,873
	Consumer Staples (1.8%)
1,543,000	Arrow Bidco, LLC* 10.750%, 06/15/25	1,573,320
265,000	B&G Foods, Inc.* 8.000%, 09/15/28	275,523
525,000	Brink's Company* 6.500%, 06/15/29	536,739
263,000	6.750%, 06/15/32	267,957
1,191,000	Central Garden & Pet Company*^ 4.125%, 04/30/31	1,069,899
1,188,000	Edgewell Personal Care Company* 4.125%, 04/01/29	1,111,802
1,445,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,352,505
260,000	6.500%, 12/31/27	263,284
1,035,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.500%, 01/15/30	1,032,775
284,000	5.750%, 04/01/33^	286,971
522,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.* 9.000%, 02/15/29	541,293
672,000	New Albertsons, LP 7.750%, 06/15/26	688,827
1,043,000	Performance Food Group, Inc.* 4.250%, 08/01/29	976,769
261,000	6.125%, 09/15/32	262,477
775,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	720,603
788,000	Post Holdings, Inc.* 6.375%, 03/01/33	781,657
525,000	6.250%, 02/15/32	532,114
986,000	Prestige Brands, Inc.* 3.750%, 04/01/31	882,973
522,000	RR Donnelley & Sons Company* 9.500%, 08/01/29	526,541

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
855,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	$826,255
		14,510,284
	Energy (6.2%)
1,037,000	Apache Corp. 5.100%, 09/01/40	897,907
1,045,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.* 6.625%, 10/15/32	1,035,877
1,178,000	Buckeye Partners, LP 6.875%, 07/01/29*	1,197,519
545,000	5.850%, 11/15/43	471,185
1,803,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,890,265
785,000	Continental Resources, Inc. 4.900%, 06/01/44	650,435
808,000	DT Midstream, Inc.* 4.125%, 06/15/29	759,981
790,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 year CMT + 3.12%	814,632
530,000	7.200%, 06/27/54 5 year CMT + 2.97%	549,181
1,310,000	Encino Acquisition Partners Holdings, LLC* 8.750%, 05/01/31	1,348,868
970,000	Energy Transfer, LP‡ 7.850%, 11/01/66^ 3 mo. SOFR + 3.28%	963,734
764,000	6.500%, 11/15/26 5 year CMT + 5.69%	763,763
520,000	7.125%, 10/01/54 5 year CMT + 2.83%	525,704
1,125,000	EnLink Midstream Partners, LP 4.850%, 07/15/26	1,120,444
650,000	EnLink Midstream, LLC* 6.500%, 09/01/30	684,951
1,730,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,775,118
525,000	6.375%, 04/01/29	533,647
780,000	Expand Energy Corp.* 6.750%, 04/15/29	789,142
765,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	788,585
460,000	7.875%, 05/15/32	459,862
1,460,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	1,468,293
610,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	582,117
1,050,000	Howard Midstream Energy Partners, LLC* 7.375%, 07/15/32	1,071,493
1,050,000	Kodiak Gas Services, LLC* 7.250%, 02/15/29	1,081,132
PRINCIPAL AMOUNT		VALUE
1,015,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	$1,013,498
1,044,000	Matador Resources Company* 6.500%, 04/15/32	1,036,264
1,045,000	Moss Creek Resources Holdings, Inc.* 8.250%, 09/01/31	1,025,709
	Nabors Industries, Inc.*
780,000	7.375%, 05/15/27	782,356
390,000	9.125%, 01/31/30	403,724
780,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	743,200
676,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	674,655
1,090,000	Oceaneering International, Inc. 6.000%, 02/01/28	1,068,276
1,045,000	Parkland Corp.* 6.625%, 08/15/32	1,043,067
522,000	5.875%, 07/15/27	516,905
551,000	Patterson-UTI Energy, Inc.^ 5.150%, 11/15/29	540,019
985,000	Permian Resources Operating, LLC* 7.000%, 01/15/32	1,006,256
261,000	6.250%, 02/01/33	259,293
1,040,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	1,040,468
1,460,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,381,233
400,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	413,272
400,000	7.500%, 03/01/55 5 year CMT + 3.67%	416,140
1,050,000	Summit Midstream Holdings, LLC* 8.625%, 10/31/29	1,086,046
1,295,400	Transocean, Inc.* 8.750%, 02/15/30	1,344,029
1,050,000	8.250%, 05/15/29	1,056,122
650,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	664,814
260,000	4.125%, 08/15/31	237,110
260,000	3.875%, 08/15/29	240,422
2,100,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 year CMT + 5.44%	2,099,895
1,300,000	8.375%, 06/01/31	1,351,389
780,000	8.125%, 06/01/28	809,882
548,000	7.000%, 01/15/30	551,704
525,000	9.875%, 02/01/32	573,447
525,000	9.500%, 02/01/29	580,666
996,000	Vital Energy, Inc.* 7.875%, 04/15/32^	958,351
605,000	7.750%, 07/31/29	594,981

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,045,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	$1,017,119
1,308,000	Weatherford International, Ltd.* 8.625%, 04/30/30	1,352,982
653,000	Wildfire Intermediate Holdings, LLC* 7.500%, 10/15/29	632,927
		50,740,056
	Financials (6.4%)
1,650,000	Acrisure, LLC / Acrisure Finance, Inc.* 8.250%, 02/01/29	1,678,066
1,045,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 7.375%, 10/01/32	1,039,169
1,045,000	6.500%, 10/01/31	1,037,810
1,433,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	1,293,225
480,000	4.700%, 05/15/28 7 year CMT + 3.48%	390,758
1,082,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,019,558
391,000	AssuredPartners, Inc.* 5.625%, 01/15/29	370,512
1,050,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	1,075,189
1,050,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	1,107,918
525,000	Brandywine Operating Partnership, LP 8.875%, 04/12/29	569,263
1,819,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,735,763
1,085,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	1,046,548
1,000,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	1,006,260
385,000	Corebridge Financial, Inc.^‡ 6.375%, 09/15/54 5 year CMT + 2.65%	384,488
1,010,000	Credit Acceptance Corp. 6.625%, 03/15/26	1,010,717
690,000	9.250%, 12/15/28*	731,724
1,045,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	1,126,573
1,170,000	GGAM Finance, Ltd.* 8.000%, 02/15/27	1,209,604
522,000	5.875%, 03/15/30	515,940
1,047,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	960,978
PRINCIPAL AMOUNT		VALUE
585,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 8.000%, 06/15/27	$613,320
1,571,000	HUB International, Ltd.* 5.625%, 12/01/29	1,521,026
785,000	7.375%, 01/31/32	801,430
781,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	652,361
2,155,000	Iron Mountain, Inc.* 5.250%, 03/15/28	2,118,063
2,640,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,441,710
508,000	6.625%, 10/15/31	505,866
656,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 7.000%, 07/15/31	681,814
1,127,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 4.750%, 06/15/29	1,074,865
1,045,000	5.250%, 10/01/25	1,041,959
900,000	LD Holdings Group, LLC* 8.750%, 11/01/27	862,974
1,080,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	899,262
410,620	10.000%, 10/15/32	407,146
106,000	4.625%, 09/15/27	96,505
774,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	728,272
1,055,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	1,115,388
1,523,000	MetLife, Inc. 6.400%, 12/15/66	1,587,636
650,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	599,177
525,000	Newmark Group, Inc. 7.500%, 01/12/29	556,316
730,000	OneMain Finance Corp. 9.000%, 01/15/29	773,428
715,000	3.875%, 09/15/28	660,753
530,000	7.500%, 05/15/31	542,280
985,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.000%, 02/01/30	1,009,162
1,045,000	Provident Funding Associates, LP / PFG Finance Corp.* 9.750%, 09/15/29	1,070,906
1,050,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	1,062,589
677,000	4.500%, 02/15/29	648,329

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
475,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.625%, 03/01/29	$438,359
470,000	3.875%, 03/01/31	418,873
775,000	Service Properties Trust 8.375%, 06/15/29	755,238
1,045,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	1,025,782
1,310,000	StoneX Group, Inc.* 7.875%, 03/01/31	1,380,347
1,212,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	1,156,527
525,000	5.750%, 06/15/27	516,831
525,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	451,815
650,000	10.500%, 02/15/28	692,923
525,000	VFH Parent, LLC / Valor Co-Issuer, Inc.* 7.500%, 06/15/31	540,509
1,200,000	VZ Secured Financing, BV* 5.000%, 01/15/32	1,078,572
1,091,000	XHR, LP* 6.375%, 08/15/25	1,091,164
		52,929,540
	Health Care (2.6%)
2,075,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	1,626,613
785,000	10.875%, 01/15/32	842,658
594,000	6.875%, 04/15/29^	501,859
130,000	5.250%, 05/15/30	113,643
1,220,000	DaVita, Inc.* 3.750%, 02/15/31	1,062,986
1,154,000	4.625%, 06/01/30	1,062,546
1,010,000	6.875%, 09/01/32	1,015,878
783,000	Embecta Corp.* 5.000%, 02/15/30	710,181
260,000	6.750%, 02/15/30	242,887
525,000	Encompass Health Corp. 4.750%, 02/01/30	505,334
525,000	4.500%, 02/01/28	510,935
1,123,000	HCA, Inc. 7.500%, 11/06/33	1,263,285
340,000	Jazz Securities DAC*^ 4.375%, 01/15/29	322,504
1,297,000	Medline Borrower, LP* 5.250%, 10/01/29	1,257,831
1,295,000	3.875%, 04/01/29	1,213,065
129,000	Medline Borrower, LP / Medline Co-Issuer, Inc.* 6.250%, 04/01/29	131,456
1,900,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31^	1,734,985
450,000	4.125%, 04/30/28	426,848
PRINCIPAL AMOUNT		VALUE
Tenet Healthcare Corp. 2,465,000	6.250%, 02/01/27	$2,468,426
1,420,000	6.875%, 11/15/31	1,524,739
1,320,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	1,287,066
1,000,000	4.750%, 05/09/27	973,640
500,000	3.150%, 10/01/26	477,055
		21,276,420
	Industrials (5.4%)
1,050,000	Aar Escrow Issuer, LLC* 6.750%, 03/15/29	1,074,286
1,200,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,101,612
1,055,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	995,625
1,750,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	1,716,995
780,000	5.875%, 02/15/28	781,958
587,000	Arcosa, Inc.* 4.375%, 04/15/29	554,780
522,000	6.875%, 08/15/32	535,880
2,650,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	600,437
821,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	763,571
520,000	Bombardier, Inc.* 8.750%, 11/15/30	564,299
395,000	7.000%, 06/01/32^	404,994
325,000	7.250%, 07/01/31^	336,460
303,000	7.875%, 04/15/27	303,945
1,044,000	BWX Technologies, Inc.* 4.125%, 04/15/29	989,054
1,078,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	1,061,431
257,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	254,145
1,360,000	Deluxe Corp.* 8.000%, 06/01/29	1,283,146
1,048,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	1,056,269
995,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	1,012,562
500,000	EnerSys* 6.625%, 01/15/32	514,415
500,000	4.375%, 12/15/27	482,800
395,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	407,976
394,000	8.000%, 03/15/33	399,106

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
634,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	$617,319
675,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	663,714
484,000	3.500%, 03/01/29	442,381
1,141,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	1,072,403
2,438,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,253,907
1,350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,341,198
525,000	6.625%, 06/15/29	537,736
788,000	JELD-WEN, Inc.* 7.000%, 09/01/32	785,951
540,000	4.875%, 12/15/27	523,174
1,690,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,639,908
1,040,000	Knife River Holding Company* 7.750%, 05/01/31	1,091,033
788,000	Masterbrand, Inc.* 7.000%, 07/15/32	808,267
650,000	Moog, Inc.* 4.250%, 12/15/27	622,784
1,302,000	Newfold Digital Holdings Group, Inc.* 6.000%, 02/15/29	881,454
1,040,000	Novelis Corp.* 4.750%, 01/30/30	974,646
683,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	653,044
265,000	Sealed Air Corp.* 6.500%, 07/15/32	269,203
261,000	5.000%, 04/15/29	252,298
809,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	817,575
260,000	7.250%, 02/15/31	270,093
400,000	Sensata Technologies, BV* 4.000%, 04/15/29	374,092
519,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	464,147
200,000	6.625%, 07/15/32	202,836
1,030,000	Standard Industries, Inc.* 5.000%, 02/15/27	1,009,997
835,000	Stericycle, Inc.* 3.875%, 01/15/29	826,809
1,125,000	TransDigm, Inc.* 6.875%, 12/15/30	1,154,992
790,000	6.750%, 08/15/28	808,431
390,000	7.125%, 12/01/31	404,528
254,000	6.625%, 03/01/32	258,592
344,274	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	324,571
1,039,000	Vertiv Group Corp.* 4.125%, 11/15/28	990,396
PRINCIPAL AMOUNT		VALUE
1,095,000	Wabash National Corp.* 4.500%, 10/15/28	$995,727
915,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	913,271
604,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	578,874
530,000	7.375%, 10/01/31	550,103
390,000	6.625%, 06/15/29	396,154
		43,967,354
	Information Technology (1.7%)
604,000	Coherent Corp.* 5.000%, 12/15/29	579,810
471,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	478,955
522,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	511,826
520,000	Fair Isaac Corp.* 4.000%, 06/15/28	494,556
1,130,000	KBR, Inc.* 4.750%, 09/30/28	1,087,139
1,130,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28	514,353
520,000	5.500%, 09/01/28	356,595
528,000	NCL Corp., Ltd.* 8.125%, 01/15/29	559,696
771,000	ON Semiconductor Corp.* 3.875%, 09/01/28	724,170
780,000	Open Text Corp.* 3.875%, 02/15/28	733,832
525,000	6.900%, 12/01/27	546,467
391,000	3.875%, 12/01/29	357,233
391,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	351,587
908,000	Playtika Holding Corp.* 4.250%, 03/15/29	820,560
1,450,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,356,722
725,000	Twilio, Inc. 3.625%, 03/15/29	668,421
259,000	3.875%, 03/15/31	233,991
394,000	UKG, Inc.* 6.875%, 02/01/31	404,098
1,555,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,411,614
530,000	Zebra Technologies Corp.* 6.500%, 06/01/32	542,619
1,200,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,095,288
		13,829,532
	Materials (1.7%)
555,000	ArcelorMittal, SA 7.000%, 10/15/39	605,877

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
500,000	ATI, Inc. 5.875%, 12/01/27	$498,055
1,045,000	Avient Corp.* 6.250%, 11/01/31	1,052,263
258,000	Carpenter Technology Corp. 7.625%, 03/15/30	267,177
1,040,000	Chemours Company*^ 4.625%, 11/15/29	903,094
1,640,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	1,524,249
780,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	781,357
522,000	Commercial Metals Company 4.125%, 01/15/30	484,338
261,000	4.375%, 03/15/32^	240,250
785,000	Constellium, SE* 3.750%, 04/15/29^	711,830
425,000	6.375%, 08/15/32	419,186
512,000	HB Fuller Company 4.250%, 10/15/28	485,478
800,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	803,376
920,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	878,223
1,107,000	Mercer International, Inc. 5.125%, 02/01/29	956,548
520,000	12.875%, 10/01/28*	551,658
1,015,000	OCI, NV* 6.700%, 03/16/33	1,014,279
1,194,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,146,347
784,000	Terex Corp* 6.250%, 10/15/32	780,605
521,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	280,163
		14,384,353
	Other (0.1%)
475,000	Gen Digital, Inc.* 6.750%, 09/30/27	483,655
	Real Estate (0.3%)
834,000	EPR Propertiesµ 3.750%, 08/15/29	768,248
750,000	Forestar Group, Inc.* 5.000%, 03/01/28	717,540
1,168,000	MIWD Holdco II, LLC / MIWD Finance Corp.*^ 5.500%, 02/01/30	1,116,596
		2,602,384
	Special Purpose Acquisition Companies (0.2%)
260,000	Clydesdale Acquisition Holdings, Inc.* 6.875%, 01/15/30	264,220
PRINCIPAL AMOUNT		VALUE
1,045,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	$950,950
524,000	4.625%, 01/15/29^	489,725
		1,704,895
	Utilities (0.4%)
390,000	AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	403,978
820,000	Duke Energy Corp.^‡ 6.450%, 09/01/54 5 year CMT + 2.59%	835,547
390,000	Entergy Corp.‡ 7.125%, 12/01/54 5 year CMT + 2.67%	399,801
390,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	401,353
379,000	PPL Capital Funding, Inc.‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	376,900
525,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	531,106
270,000	8.000%, 10/15/26 5 year CMT + 6.93%	277,981
		3,226,666
	TOTAL CORPORATE BONDS (Cost $337,968,065)	324,825,811
CONVERTIBLE BONDS (98.1%)
	Communication Services (7.1%)
1,040,000	Cable One, Inc.µ 0.000%, 03/15/26	949,718
8,750,000	Liberty Media Corp.*µ 2.375%, 09/30/53	10,958,062
9,750,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	10,799,002
5,750,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	5,106,633
16,500,000	Sea, Ltd. 0.250%, 09/15/26	14,871,285
17,500,000	Snap, Inc.* 0.500%, 05/01/30	15,669,850
		58,354,550
	Consumer Discretionary (21.6%)
1,884,000	Airbnb, Inc.µ 0.000%, 03/15/26	1,755,549
16,750,000	Alibaba Group Holding, Ltd.*^ 0.500%, 06/01/31	19,320,455
5,000,000	Booking Holdings, Inc.µ 0.750%, 05/01/25	12,444,050

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
4,500,000	Carnival Corp.µ 5.750%, 12/01/27	$8,238,870
7,500,000	Chegg, Inc. 0.000%, 09/01/26	5,615,700
1,050,000	DISH Network Corp. 0.000%, 12/15/25	936,947
12,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	10,588,750
14,000,000	Etsy, Inc.µ 0.125%, 09/01/27	11,999,820
6,000,000	Ford Motor Company 0.000%, 03/15/26	5,836,440
8,500,000	JD.com, Inc.*^ 0.250%, 06/01/29	9,705,555
2,620,000	Lucid Group, Inc.*µ 1.250%, 12/15/26	1,934,634
11,000,000	Marriott Vacations Worldwide Corp.µ 3.250%, 12/15/27	10,153,660
10,750,000	Meritage Homes Corp.* 1.750%, 05/15/28	11,418,220
12,250,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	10,671,955
2,250,000	Royal Caribbean Cruises, Ltd.µ 6.000%, 08/15/25	9,350,235
6,250,000	Shake Shack, Inc. 0.000%, 03/01/28	6,253,313
8,750,000	Trip.com Group, Ltd.* 0.750%, 06/15/29	10,316,862
16,250,000	Vail Resorts, Inc.µ 0.000%, 01/01/26	15,251,112
14,500,000	Wayfair, Inc.µ 3.250%, 09/15/27	15,270,965
		177,063,092
	Consumer Staples (1.9%)
3,067,000	Enovis Corp. 3.875%, 10/15/28	3,200,721
2,278,000	Immunocore Holdings, PLC* 2.500%, 02/01/30	1,975,277
5,000,000	Post Holdings, Inc. 2.500%, 08/15/27	5,726,950
4,500,000	Spectrum Brands, Inc.*µ 3.375%, 06/01/29	4,561,020
		15,463,968
	Energy (1.6%)
4,500,000	Kosmos Energy, Ltd.* 3.125%, 03/15/30	4,038,795
5,265,000	Nabors Industries, Inc. 1.750%, 06/15/29	4,053,365
4,500,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	5,195,655
PRINCIPAL AMOUNT		VALUE
10,545,000	SunEdison, Inc.@ 0.000%, 01/15/49*	$115,995
1,027,000	0.000%, 10/01/49	11,297
		13,415,107
	Financials (1.6%)
4,500,000	Coinbase Global, Inc.*µ 0.250%, 04/01/30	4,098,465
9,000,000	Global Payments, Inc.*µ^ 1.500%, 03/01/31	8,585,640
		12,684,105
	Health Care (13.5%)
5,000,000	Alnylam Pharmaceuticals, Inc.^ 1.000%, 09/15/27	5,710,200
6,000,000	Alphatec Holdings, Inc. 0.750%, 08/01/26	5,587,680
10,250,000	CONMED Corp.µ 2.250%, 06/15/27	9,441,685
13,500,000	CryoPort, Inc.* 0.750%, 12/01/26	11,864,340
8,750,000	Dexcom, Inc.µ 0.375%, 05/15/28	7,720,475
7,500,000	Exact Sciences Corp. 0.375%, 03/15/27µ	7,288,725
4,000,000	2.000%, 03/01/30*	4,536,280
8,500,000	Halozyme Therapeutics, Inc.µ 0.250%, 03/01/27	8,161,020
1,750,000	Insmed, Inc. 0.750%, 06/01/28	3,719,117
5,000,000	Insulet Corp. 0.375%, 09/01/26	5,900,500
7,000,000	Integer Holdings Corp.^ 2.125%, 02/15/28	10,650,290
4,750,000	Ionis Pharmaceuticals, Inc.µ 0.000%, 04/01/26	4,693,950
6,655,000	Jazz Investments I, Ltd.µ 2.000%, 06/15/26	6,593,841
3,040,000	Lantheus Holdings, Inc. 2.625%, 12/15/27	4,717,138
11,250,000	NeoGenomics, Inc. 0.250%, 01/15/28	9,281,700
4,000,000	Sarepta Therapeutics, Inc. 1.250%, 09/15/27	4,535,000
		110,401,941
	Industrials (5.1%)
4,750,000	Axon Enterprise, Inc.µ 0.500%, 12/15/27	9,001,012
3,500,000	Fluor Corp. 1.125%, 08/15/29	4,589,795
4,500,000	Tetra Tech, Inc.^ 2.250%, 08/15/28	6,074,595
18,146,000	Uber Technologies, Inc.*µ 0.875%, 12/01/28	21,860,305
		41,525,707

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Information Technology (38.5%)
4,500,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	$4,779,225
9,000,000	Akamai Technologies, Inc. 1.125%, 02/15/29µ	9,143,550
4,750,000	0.375%, 09/01/27	4,896,395
10,000,000	Bentley Systems, Inc.µ 0.125%, 01/15/26	9,877,700
11,750,000	BILL Holdings, Inc.µ 0.000%, 04/01/27	10,374,897
4,500,000	Box, Inc.* 1.500%, 09/15/29	4,420,485
6,250,000	Confluent, Inc.µ 0.000%, 01/15/27	5,584,563
5,125,000	Datadog, Inc. 0.125%, 06/15/25	7,121,905
6,750,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	5,994,000
10,012,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	9,344,800
2,250,000	Five9, Inc.µ 0.500%, 06/01/25	2,185,650
9,000,000	Guidewire Software, Inc.*µ 1.250%, 11/01/29	9,164,160
8,250,000	Itron, Inc.*^ 1.375%, 07/15/30	9,004,380
8,000,000	Lumentum Holdings, Inc.µ^ 1.500%, 12/15/29	9,277,840
9,000,000	MicroStrategy, Inc.*µ 2.250%, 06/15/32	13,267,800
17,250,000	MKS Instruments, Inc.*µ 1.250%, 06/01/30	16,617,960
6,500,000	NCL Corp., Ltd. 1.125%, 02/15/27µ	6,711,575
3,250,000	5.375%, 08/01/25	4,659,135
3,500,000	Nutanix, Inc.^ 0.250%, 10/01/27	4,310,005
4,250,000	Okta, Inc.µ 0.375%, 06/15/26	3,938,263
18,500,000	ON Semiconductor Corp.µ 0.500%, 03/01/29	18,474,655
3,250,000	Palo Alto Networks, Inc.µ 0.375%, 06/01/25	11,762,497
6,750,000	Parsons Corp.*µ 2.625%, 03/01/29	8,749,823
4,000,000	Q2 Holdings, Inc. 0.750%, 06/01/26	4,494,200
8,250,000	Rapid7, Inc. 1.250%, 03/15/29	7,870,830
12,250,000	Repay Holdings Corp.* 0.000%, 02/01/26	11,367,387
6,250,000	Seagate HDD Caymanµ 3.500%, 06/01/28	8,368,625
PRINCIPAL AMOUNT		VALUE
15,000,000	Shift4 Payments, Inc.µ 0.000%, 12/15/25	$18,348,900
8,750,000	Snowflake, Inc.*µ 0.000%, 10/01/29	8,936,375
7,250,000	Tyler Technologies, Inc.µ 0.250%, 03/15/26	9,200,323
13,250,000	Unity Software, Inc.µ 0.000%, 11/15/26	11,824,167
8,750,000	Varonis Systems, Inc.* 1.000%, 09/15/29	8,855,263
4,250,000	Vertex, Inc.* 0.750%, 05/01/29	5,605,623
8,750,000	Western Digital Corp.*µ 3.000%, 11/15/28	12,529,737
4,797,000	Wix.com, Ltd. 0.000%, 08/15/25	4,585,740
9,500,000	Wolfspeed, Inc. 1.875%, 12/01/29	4,777,645
5,711,000	0.250%, 02/15/28	3,378,970
4,500,000	Zscaler, Inc. 0.125%, 07/01/25	5,683,995
		315,489,043
	Materials (0.8%)
6,858,000	MP Materials Corp.*µ 0.250%, 04/01/26	6,349,411
	Other (0.0%)
525,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	362,602
	Real Estate (0.7%)
6,500,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	5,943,015
	Utilities (5.7%)
4,500,000	CMS Energy Corp. 3.375%, 05/01/28	4,774,185
8,000,000	Duke Energy Corp.µ 4.125%, 04/15/26	8,447,440
16,500,000	PPL Capital Funding, Inc.µ 2.875%, 03/15/28	17,265,270
14,500,000	Southern Companyµ 3.875%, 12/15/25	16,191,425
		46,678,320
	TOTAL CONVERTIBLE BONDS (Cost $820,421,826)	803,730,861
BANK LOANS (7.8%)¡
	Airlines (0.2%)
696,500	Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	698,172

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
616,000	American Airlines, Inc.‡ 9.629%, 04/20/28 3 mo. SOFR + 4.75%	$634,514
686,550	United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	688,939
		2,021,625
	Communication Services (0.9%)
44,778	Audacy Capital Corp.‡ 11.800%, 10/02/28 1 mo. SOFR + 7.00%	45,226
497,442	Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	498,002
489,198	Clear Channel Outdoor Holdings, Inc.‡ 8.800%, 08/23/28 1 mo. SOFR + 4.00%	488,151
1,989,556	CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. LIBOR + 2.50%	1,855,460
795,186	Directv Financing, LLC‡ 9.847%, 08/02/27 3 mo. SOFR + 5.00%	797,941
1,527,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 0.00%	689,876
773,063	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	751,683
1,050,000	Telesat Canada‡ 8.074%, 12/07/26 3 mo. SOFR + 2.75%	483,871
1,050,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	1,052,184
1,075,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	1,045,642
		7,708,036
	Consumer Discretionary (1.8%)
547,250	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	549,390
275,556	American Axle & Manufacturing, Inc.‡ 7.446%, 12/12/29 6 mo. SOFR + 3.00%	277,063
255,407	American Axle & Manufacturing, Inc.‡ 7.823%, 12/12/29 1 mo. SOFR + 3.00%	256,805
237,037	American Axle & Manufacturing, Inc.‡ 7.658%, 12/12/29 3 mo. SOFR + 3.00%	238,334
PRINCIPAL AMOUNT		VALUE
1,517,011	Caesars Entertainment, Inc.‡ 7.435%, 02/06/30 1 mo. SOFR + 2.75%	$1,520,485
928,377	Carnival Corp.‡ 7.435%, 10/18/28 1 mo. SOFR + 2.75%	931,858
561,057	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	563,425
405,000	Chinos Intermediate Holdings A, Inc.! 0.000%, 09/26/31	410,907
120,000	Chinos Intermediate Holdings A, Inc.‡ 13.000%, 09/26/31 3 mo. Prime + 5.00%	121,750
1,044,737	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	1,045,782
350,326	Hanesbrands, Inc.‡ 8.435%, 03/08/30 1 mo. SOFR + 3.75%	353,392
1,045,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	1,045,219
1,179,045	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	1,180,330
443,888	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	451,101
2,257,793	PetSmart, Inc.‡ 8.535%, 02/11/28 1 mo. SOFR + 3.75%	2,247,915
787,500	Staples, Inc.‡ 10.689%, 09/04/29 3 mo. SOFR + 5.75%	731,107
1,044,750	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	1,044,264
638,766	TKC Holdings, Inc.‡ 9.759%, 05/15/28 1 mo. SOFR + 5.00%	637,967
1,041,481	Windsor Holdings III, LLC‡ 8.259%, 08/01/30 1 mo. SOFR + 3.50%	1,048,120
		14,655,214
	Consumer Staples (0.9%)
3,507,036	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	3,577,194
790,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	789,013
1,047,375	Fiesta Purchaser, Inc.‡ 8.685%, 02/12/31 1 mo. SOFR + 4.00%	1,051,575

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,044,750	Star Parent, Inc.‡ 8.354%, 09/27/30 3 mo. SOFR + 3.75%	$1,024,774
250,000	Star Parent, Inc.! 0.000%, 09/27/30	245,220
656,700	United Natural Foods, Inc.‡ 9.435%, 05/01/31 1 mo. SOFR + 4.75%	661,625
		7,349,401
	Energy (0.4%)
980,162	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	982,818
521,063	New Fortress Energy, Inc.‡ 9.585%, 10/27/28 3 mo. SOFR + 5.00%	493,313
1,540,126	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	1,539,487
		3,015,618
	Financials (1.3%)
1,409,006	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	1,410,690
772,224	Amynta Agency Borrower, Inc.‡ 8.435%, 02/28/28 1 mo. SOFR + 3.75%	775,278
1,293,500	AssuredPartners, Inc.‡ 8.185%, 02/14/31 1 mo. SOFR + 3.50%	1,296,824
782,115	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	782,291
547,253	Broadstreet Partners, Inc.‡ 7.935%, 06/13/31 1 mo. SOFR + 3.25%	547,464
1,050,000	Dragon Buyer, Inc‡ 7.897%, 09/30/31 3 mo. SOFR + 3.25%	1,044,918
1,094,507	HUB International, Ltd.‡ 7.367%, 06/20/30 3 mo. SOFR + 2.75%	1,097,845
779,113	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	775,704
1,028,524	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	1,029,810
775,000	Level 3 Financing, Inc.‡ 11.278%, 04/15/29 1 mo. SOFR + 6.56%	792,438
260,000	Level 3 Financing, Inc.! 0.000%, 07/01/28	265,850
PRINCIPAL AMOUNT		VALUE
1,050,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	$1,053,775
		10,872,887
	Health Care (0.1%)
1,152,941	Padagis, LLC‡ 9.596%, 07/06/28 3 mo. SOFR + 4.75%	1,075,117
	Industrials (0.6%)
1,033,389	ACProducts, Inc.‡ 9.115%, 05/17/28 3 mo. SOFR + 4.25%	865,464
1,047,375	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	1,051,894
486,607	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	487,600
2,107,057	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	2,111,418
		4,516,376
	Information Technology (0.7%)
1,396,383	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	1,394,337
804,936	Camelot U.S. Acquisition, LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	806,546
996,773	Dun & Bradstreet Corp.‡ 7.468%, 01/18/29 1 mo. SOFR + 2.75%	999,534
328,303	Endure Digital, Inc.‡ 8.471%, 02/10/28 1 mo. SOFR + 3.50%	299,084
850,349	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	852,368
989,581	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	990,531
508,725	UKG, Inc.‡ 7.617%, 02/10/31 3 mo. SOFR + 3.00%	509,877
		5,852,277
	Materials (0.7%)
1,038,490	Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	1,043,252
1,642,125	Ineos U.S. Finance, LLC‡ 7.935%, 02/18/30 1 mo. SOFR + 3.25%	1,645,721
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,298,479	LSF11 A5 Holdco, LLC‡ 8.300%, 10/15/28 1 mo. SOFR + 3.50%	$1,305,107
774,400	Trinseo Materials Operating SCA‡ 7.819%, 05/03/28 3 mo. SOFR + 2.50%	580,704
1,062,227	W.R. Grace & Co.-Conn.‡ 7.854%, 09/22/28 3 mo. SOFR + 3.25%	1,065,812
		5,640,596
	Special Purpose Acquisition Companies (0.2%)
431,067	Clydesdale Acquisition Holdings, Inc.‡ 7.860%, 04/13/29 1 mo. SOFR + 3.18%	430,502
258,375	Fertitta Entertainment, LLC‡ 8.536%, 01/27/29 1 mo. SOFR + 3.75%	258,779
1,038,800	Patagonia Holdco, LLC‡ 10.854%, 08/01/29 3 mo. SOFR + 5.75%	971,933
		1,661,214
	TOTAL BANK LOANS (Cost $65,204,971)	64,368,361
NUMBER OF SHARES		VALUE
COMMON STOCKS (0.3%)
	Communication Services (0.0%)
21,970	Altice USA, Inc. - Class A^#	53,387
7,383	Cumulus Media, Inc. - Class A#	8,638
		62,025
	Energy (0.3%)
4,350	Cheniere Energy Partners, LP	219,893
61,575	Energy Transfer, LP	1,014,756
28,485	Enterprise Products Partners, LP	816,380
7,238	Ep Energy Corp.#	12,667
35	Gulfport Energy Corp.µ#	4,845
		2,068,541
	Other (0.0%)
1,568	Rite Aid Equity Equity#	141,120
	TOTAL COMMON STOCKS (Cost $2,408,576)	2,271,686
CONVERTIBLE PREFERRED STOCKS (9.3%)
	Energy (0.0%)
29	Gulfport Energy Corp. 10.000%, 12/01/24 15.000% PIK rate	290,000
NUMBER OF SHARES		VALUE
	Financials (3.3%)
89,885	Apollo Global Management, Inc. 6.750%, 07/31/26	$6,864,517
177,785	Ares Management Corp. 6.750%, 10/01/27	9,582,612
8,775	Bank of America Corp.‡‡ 7.250%, 12/31/49	10,837,125
		27,284,254
	Industrials (4.0%)
535,845	Boeing Company 6.000%, 10/15/27	28,790,952
81,495	Chart Industries, Inc. 6.750%, 12/15/25	4,021,778
		32,812,730
	Information Technology (0.6%)
86,200	Hewlett Packard Enterprise Company 7.625%, 09/01/27	4,986,670
	Utilities (1.4%)
	NextEra Energy, Inc.
194,000	6.926%, 09/01/25^	8,681,500
44,360	7.299%, 06/01/27	2,347,088
		11,028,588
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $77,152,275)	76,402,242
PREFERRED STOCKS (0.2%)
	Communication Services (0.1%)
19,822	Qwest Corp. 6.500%, 09/01/56	317,747
8,366	Telephone and Data Systems, Inc. 6.625%, 03/31/26	172,172
12,900	United States Cellular Corp. 5.500%, 06/01/70	290,250
12,370	5.500%, 03/01/70	278,572
		1,058,741
	Consumer Discretionary (0.1%)
6,662	Guitar Center, Inc.#	249,825
	TOTAL PREFERRED STOCKS (Cost $1,653,228)	1,308,566
WARRANTS (0.0%)#
	Energy (0.0%)
52,447	Mcdermott International, Ltd. 06/30/27, Strike $15.98	5
47,202	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
	TOTAL WARRANTS (Cost $20,125)	10

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2024

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Other (0.1%)
1,100	Invesco QQQ Trust Series 1
53,223,500	Put, 01/17/25, Strike $430.00	$576,400
	Industrials (0.0%)
3,500	American Airlines Group, Inc.
4,690,000	Call, 06/20/25, Strike $17.00	294,000
	TOTAL PURCHASED OPTIONS (Cost $1,761,911)	870,400
	TOTAL INVESTMENTS (155.5%) (Cost $1,307,388,233)	1,274,581,172
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-17.6%)		(144,500,000)
LIABILITIES, LESS OTHER ASSETS (-37.9%)		(310,498,964)
NET ASSETS (100.0%)		$819,582,208

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $491,294,333.

@  In default status and considered non-income producing.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

‡‡  Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2024

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$803,235	$—	$803,235
Corporate Bonds	—	324,825,811	—	324,825,811
Convertible Bonds	—	803,730,861	—	803,730,861
Bank Loans	—	64,368,361	—	64,368,361
Common Stocks	2,117,899	153,787	—	2,271,686
Convertible Preferred Stocks	76,112,242	290,000	—	76,402,242
Preferred Stocks	1,058,741	249,825	—	1,308,566
Warrants	—	10	—	10
Purchased Options	870,400	—	—	870,400
Total	$80,159,282	$1,194,421,890	$—	$1,274,581,172

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
955,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $895,741)	$902,458
CORPORATE BONDS (14.2%)
	Airlines (0.2%)
961,026	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	950,954
320,759	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	325,387
1,170,960	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	1,083,524
442,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	441,178
1,050,201	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	980,972
897,628	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	919,710
		4,701,725
	Communication Services (1.3%)
720,000	Altice Financing, SA* 5.750%, 08/15/29	589,219
900,000	Altice France Holding, SA* 10.500%, 05/15/27	274,356
1,400,000	Altice France, SA* 5.500%, 10/15/29	1,060,514
1,415,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,343,967
1,479,000	Audacy Capital LLC*@ 6.750%, 03/31/29	51,129
538,000	6.500%, 05/01/27	20,691
1,070,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	1,028,687
600,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30	611,898
530,000	9.000%, 09/15/28	557,412
550,000	Connect Finco SARL / Connect US Finco, LLC* 9.000%, 09/15/29	523,023
1,665,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	1,582,932
1,800,000	CSC Holdings, LLC* 4.625%, 12/01/30	906,876
1,395,000	4.500%, 11/15/31	1,025,981
1,250,000	5.750%, 01/15/30	662,900
PRINCIPAL AMOUNT		VALUE
571,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	$550,324
1,795,000	Frontier California, Inc. 6.750%, 05/15/27	1,846,301
298,000	Frontier Communications Holdings, LLC* 8.750%, 05/15/30	315,919
1,933,000	Frontier Florida, LLC 6.860%, 02/01/28	2,011,847
1,785,000	Frontier North, Inc. 6.730%, 02/15/28	1,830,268
1,030,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	950,669
301,000	5.250%, 12/01/27	297,532
600,000	Gray Television, Inc.* 5.375%, 11/15/31	360,300
910,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	836,609
302,000	6.625%, 08/01/26	260,061
750,000	iHeartCommunications, Inc. 8.375%, 05/01/27	396,758
450,000	5.250%, 08/15/27*	303,282
1,000,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	938,440
875,638	Ligado Networks, LLC* 15.500%, 11/01/23	160,128
900,000	Lumen Technologies, Inc. 7.600%, 09/15/39	659,925
885,000	10.000%, 10/15/32*	882,672
596,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	522,430
1,160,000	Paramount Global 4.900%, 08/15/44	863,226
286,000	6.375%, 03/30/62‡ 5 year CMT + 4.00%	265,125
419,000	Qwest Corp. 7.250%, 09/15/25	417,797
235,000	Rogers Communications, Inc.*‡ 5.250%, 03/15/82 5 year CMT + 3.59%	230,382
591,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	460,300
295,000	5.375%, 01/15/31	167,274
385,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	340,190
1,500,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	1,457,040
1,498,000	3.875%, 09/01/31	1,289,224
585,000	3.125%, 09/01/26	561,928
1,084,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	720,622
1,350,000	Stagwell Global, LLC* 5.625%, 08/15/29	1,285,834

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
591,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	$260,306
900,000	Time Warner Cable, LLC 6.550%, 05/01/37	865,062
480,000	7.300%, 07/01/38	490,454
466,000	United States Cellular Corp. 6.700%, 12/15/33	504,506
906,000	Univision Communications, Inc.* 8.000%, 08/15/28	921,384
605,000	8.500%, 07/31/31	594,981
600,000	Viasat, Inc.* 5.625%, 04/15/27	561,366
125,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	131,291
		35,751,342
	Consumer Discretionary (2.9%)
1,800,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,882,782
905,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	937,852
750,000	American Axle & Manufacturing, Inc.^ 5.000%, 10/01/29	679,343
1,735,000	Aptiv, PLC / Aptiv Global Financing DAC‡ 6.875%, 12/15/54 5 year CMT + 3.39%	1,685,761
1,043,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	975,570
1,487,000	At Home Group, Inc.* 4.875%, 07/15/28	642,131
1,577,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,617,718
875,000	6.875%, 11/01/35	888,851
800,000	Benteler International AG* 10.500%, 05/15/28	830,056
728,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	683,010
205,000	8.125%, 07/01/27	209,241
601,000	Carnival Corp.* 4.000%, 08/01/28	573,703
596,000	7.625%, 03/01/26	600,488
75,000	7.000%, 08/15/29	78,511
275,454	Carvana Company* 14.000%, 06/01/31	329,622
231,254	13.000%, 06/01/30	252,814
152,040	12.000%, 12/01/28	161,038
2,650,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.750%, 03/01/30	2,416,058
2,110,000	4.500%, 08/15/30	1,885,179
1,460,000	5.125%, 05/01/27	1,432,625
1,370,000	6.375%, 09/01/29	1,357,492
1,198,000	4.250%, 02/01/31	1,040,846
620,000	5.000%, 02/01/28	600,389
PRINCIPAL AMOUNT		VALUE
596,000	4.750%, 02/01/32	$517,036
596,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	587,292
900,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Op 5.250%, 07/15/29	867,834
600,000	Churchill Downs, Inc.* 6.750%, 05/01/31	611,364
985,000	Dana, Inc. 4.250%, 09/01/30	860,595
896,000	4.500%, 02/15/32	767,361
588,000	DISH DBS Corp. 5.125%, 06/01/29	391,432
443,000	7.375%, 07/01/28	324,972
1,200,000	DISH Network Corp.* 11.750%, 11/15/27	1,264,068
1,675,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,601,936
1,308,000	Everi Holdings, Inc.* 5.000%, 07/15/29	1,300,688
1,240,000	Ford Motor Company 6.100%, 08/19/32	1,246,820
1,885,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	1,704,813
1,555,000	7.200%, 06/10/30	1,642,033
1,450,000	5.113%, 05/03/29	1,411,705
1,100,000	7.350%, 11/04/27	1,155,121
1,000,000	2.900%, 02/16/28	918,820
447,000	Gap, Inc.* 3.875%, 10/01/31	385,006
600,000	General Motors Company 5.200%, 04/01/45	537,138
310,000	General Motors Financial Company, Inc.‡ 5.700%, 09/30/30^ 5 year CMT + 5.00%	300,536
155,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	153,948
2,100,000	goeasy, Ltd.* 9.250%, 12/01/28	2,242,023
1,079,000	7.625%, 07/01/29	1,109,600
1,800,000	Goodyear Tire & Rubber Company^ 5.625%, 04/30/33	1,556,388
635,000	5.250%, 07/15/31	558,216
775,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	778,875
511,000	4.000%, 08/15/28	479,875
915,000	International Game Technology, PLC* 6.250%, 01/15/27	924,955
298,988	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	304,220
1,355,000	Kohl's Corp. 5.550%, 07/17/45	917,674

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,200,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	$1,255,968
1,175,000	Liberty Interactive, LLC 8.250%, 02/01/30	605,337
1,159,000	Life Time, Inc.* 8.000%, 04/15/26	1,165,177
907,000	6.000%, 11/15/31	903,018
600,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	620,574
450,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	469,998
767,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	771,679
780,000	M/I Homes, Inc. 3.950%, 02/15/30	713,638
1,392,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	1,199,779
905,000	4.300%, 02/15/43	625,255
1,205,000	MGM Resorts International 6.500%, 04/15/32	1,206,000
1,518,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,434,874
1,205,000	Newell Brands, Inc. 6.875%, 04/01/36	1,200,445
542,000	5.700%, 04/01/26	543,523
303,000	6.625%, 05/15/32	304,212
303,000	6.375%, 05/15/30	304,754
600,000	Nordstrom, Inc. 5.000%, 01/15/44	451,332
310,000	6.950%, 03/15/28	321,107
256,000	4.250%, 08/01/31	226,030
1,783,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,688,483
605,000	6.375%, 11/01/32	598,920
1,370,000	PENN Entertainment, Inc.* 4.125%, 07/01/29	1,231,192
1,670,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,187,103
600,000	QVC, Inc. 5.450%, 08/15/34	393,684
600,000	Raising Cane's Restaurants, LLC* 9.375%, 05/01/29	645,840
90,933	Rite Aid Cmsr Note 12.000%, 08/30/34	104,573
1,974,000	Rite Aid Corp.*@ 0.000%, 11/15/26	2
358,947	0.000%, 10/18/24	—
358,628	Rite Aid Corp. 15.000%, 08/30/31	242,074
261,134	0.000%, / /0	92,703
122,236	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	116,735
PRINCIPAL AMOUNT		VALUE
122,236	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	$—
151,000	Royal Caribbean Cruises, Ltd.* 5.625%, 09/30/31	150,574
150,000	6.250%, 03/15/32	152,970
1,065,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	988,778
1,800,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	1,846,080
748,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	687,375
837,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	818,921
1,270,000	Station Casinos, LLC* 4.500%, 02/15/28	1,213,396
1,200,000	STL Holding Company, LLC* 8.750%, 02/15/29	1,276,212
707,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	707,756
300,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	324,660
1,355,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,379,336
1,200,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	1,206,768
400,000	6.875%, 04/23/32	391,000
400,000	6.750%, 04/23/30	394,612
		81,345,871
	Consumer Staples (0.6%)
1,739,000	Arrow Bidco, LLC* 10.750%, 06/15/25	1,773,171
300,000	B&G Foods, Inc.* 8.000%, 09/15/28	311,913
600,000	Brink's Company* 6.500%, 06/15/29	613,416
300,000	6.750%, 06/15/32	305,655
1,358,000	Central Garden & Pet Company* 4.125%, 04/30/31	1,219,919
1,349,000	Edgewell Personal Care Company* 4.125%, 04/01/29	1,262,475
1,641,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,535,960
298,000	6.500%, 12/31/27	301,764
1,195,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.500%, 01/15/30	1,192,431
320,000	5.750%, 04/01/33	323,347
605,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.* 9.000%, 02/15/29	627,361

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
290,000	Land O' Lakes, Inc.* 7.000%, 09/18/28	$236,002
751,000	New Albertsons, LP 7.750%, 06/15/26	769,805
1,192,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,116,308
303,000	6.125%, 09/15/32	304,715
900,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	836,829
900,000	Post Holdings, Inc.* 6.375%, 03/01/33	892,755
600,000	6.250%, 02/15/32	608,130
1,124,000	Prestige Brands, Inc.* 3.750%, 04/01/31	1,006,553
605,000	RR Donnelley & Sons Company* 9.500%, 08/01/29	610,263
1,015,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	980,876
		16,829,648
	Energy (2.1%)
1,187,000	Apache Corp. 5.100%, 09/01/40	1,027,788
1,210,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.* 6.625%, 10/15/32	1,199,437
1,355,000	Buckeye Partners, LP 6.875%, 07/01/29*	1,377,452
600,000	5.850%, 11/15/43	518,736
2,081,000	Civitas Resources, Inc.* 8.750%, 07/01/31	2,181,720
900,000	Continental Resources, Inc. 4.900%, 06/01/44	745,722
921,000	DT Midstream, Inc.* 4.125%, 06/15/29	866,265
902,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 year CMT + 3.12%	930,124
760,000	7.200%, 06/27/54 5 year CMT + 2.97%	787,504
395,000	5.750%, 07/15/80 5 year CMT + 5.31%	383,434
350,000	7.375%, 01/15/83 5 year CMT + 3.71%	357,567
1,502,000	Encino Acquisition Partners Holdings, LLC* 8.750%, 05/01/31	1,546,564
1,110,000	Energy Transfer, LP‡ 7.850%, 11/01/66^ 3 mo. SOFR + 3.28%	1,102,829
1,015,000	6.500%, 11/15/26 5 year CMT + 5.69%	1,014,685
765,000	7.125%, 10/01/54 5 year CMT + 2.83%	773,392
155,000	8.000%, 05/15/54 5 year CMT + 4.02%	164,433
PRINCIPAL AMOUNT		VALUE
1,285,000	EnLink Midstream Partners, LP 4.850%, 07/15/26	$1,279,796
745,000	EnLink Midstream, LLC* 6.500%, 09/01/30	785,059
80,000	Enterprise Products Operating, LLC‡ 5.250%, 08/16/77 3 mo. SOFR + 3.29%	78,715
75,000	8.343%, 08/16/77 3 mo. SOFR + 3.25%	74,777
1,970,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	2,021,378
600,000	6.375%, 04/01/29	609,882
892,000	Expand Energy Corp.* 6.750%, 04/15/29	902,454
885,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	912,285
525,000	7.875%, 05/15/32	524,843
1,700,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	1,709,656
720,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	687,089
1,200,000	Howard Midstream Energy Partners, LLC* 7.375%, 07/15/32	1,224,564
1,200,000	Kodiak Gas Services, LLC* 7.250%, 02/15/29	1,235,580
1,162,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,160,280
1,212,000	Matador Resources Company* 6.500%, 04/15/32	1,203,019
1,210,000	Moss Creek Resources Holdings, Inc.* 8.250%, 09/01/31	1,187,663
900,000	Nabors Industries, Inc.* 7.375%, 05/15/27	902,718
450,000	9.125%, 01/31/30	465,836
900,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	857,538
773,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	771,462
1,255,000	Oceaneering International, Inc. 6.000%, 02/01/28	1,229,988
1,210,000	Parkland Corp.* 6.625%, 08/15/32	1,207,762
597,000	5.875%, 07/15/27	591,173
633,000	Patterson-UTI Energy, Inc.^ 5.150%, 11/15/29	620,384
1,155,000	Permian Resources Operating, LLC* 7.000%, 01/15/32	1,179,925
303,000	6.250%, 02/01/33	301,018
1,390,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	1,390,626

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,670,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	$1,579,903
610,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	630,240
610,000	7.500%, 03/01/55 5 year CMT + 3.67%	634,614
1,200,000	Summit Midstream Holdings, LLC* 8.625%, 10/31/29	1,241,196
1,507,050	Transocean, Inc.* 8.750%, 02/15/30	1,563,625
1,215,000	8.250%, 05/15/29	1,222,083
750,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	767,093
300,000	4.125%, 08/15/31	273,588
300,000	3.875%, 08/15/29	277,410
2,735,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 year CMT + 5.44%	2,734,863
1,505,000	8.375%, 06/01/31	1,564,493
900,000	8.125%, 06/01/28	934,479
635,000	7.000%, 01/15/30	639,293
600,000	9.875%, 02/01/32	655,368
600,000	9.500%, 02/01/29	663,618
1,155,000	Vital Energy, Inc.* 7.875%, 04/15/32^	1,111,341
685,000	7.750%, 07/31/29	673,656
1,200,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	1,167,984
1,505,000	Weatherford International, Ltd.* 8.625%, 04/30/30	1,556,757
756,000	Wildfire Intermediate Holdings, LLC* 7.500%, 10/15/29	732,761
		60,717,487
	Financials (2.8%)
1,900,000	Acrisure, LLC / Acrisure Finance, Inc.* 8.250%, 02/01/29	1,932,319
255,000	Aircastle, Ltd.*‡ 5.250%, 06/15/26 5 year CMT + 4.41%	251,382
1,210,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 7.375%, 10/01/32	1,203,248
1,210,000	6.500%, 10/01/31	1,201,675
200,000	Allianz, SE*‡ 5.600%, 09/03/54 5 year CMT + 2.77%	201,374
140,000	Allstate Corp.‡ 8.318%, 08/15/53 3 mo. SOFR + 3.20%	140,234
2,082,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	1,878,922
PRINCIPAL AMOUNT		VALUE
850,000	4.700%, 05/15/28 7 year CMT + 3.48%	$691,968
250,000	American International Group, Inc.‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	249,828
1,265,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,191,997
460,000	Ares Finance Company III, LLC*‡ 4.125%, 06/30/51 5 year CMT + 3.24%	439,944
453,000	AssuredPartners, Inc.* 5.625%, 01/15/29	429,263
350,000	AXIS Specialty Finance, LLC‡ 4.900%, 01/15/40 5 year CMT + 3.19%	333,959
1,200,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	1,228,788
304,000	Bank of America Corp.‡^ 6.125%, 04/27/27 5 year CMT + 3.23%	310,697
300,000	4.300%, 01/28/25 3 mo. SOFR + 2.93%	298,227
135,000	6.100%, 03/17/25 3 mo. SOFR + 4.16%	135,259
763,000	Bank of New York Mellon Corp.‡^ 4.700%, 09/20/25 5 year CMT + 4.36%	758,132
100,000	Beacon Funding Trust* 6.266%, 08/15/54	100,259
1,250,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	1,318,950
285,000	BP Capital Markets, PLC‡ 4.375%, 06/22/25 5 year CMT + 4.04%	283,347
280,000	4.875%, 03/22/30^ 5 year CMT + 4.40%	274,506
600,000	Brandywine Operating Partnership, LP 8.875%, 04/12/29	650,586
2,079,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,983,865
1,250,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	1,205,700
1,200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	1,207,512
573,000	Capital One Financial Corp.‡^ 3.950%, 09/01/26 5 year CMT + 3.16%	541,491
285,000	Charles Schwab Corp.‡ 5.375%, 06/01/25^ 5 year CMT + 4.97%	284,518
147,000	4.000%, 12/01/30 10 year CMT + 3.08%	128,371

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
135,000	4.000%, 06/01/26^ 5 year CMT + 3.17%	$129,699
509,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	492,834
160,000	7.000%, 08/15/34 10 year CMT + 2.76%	169,402
155,000	7.200%, 05/15/29 5 year CMT + 2.91%	162,018
150,000	7.625%, 11/15/28 5 year CMT + 3.21%	159,720
150,000	4.000%, 12/10/25 5 year CMT + 3.60%	146,520
140,000	5.950%, 05/15/25 3 mo. SOFR + 4.17%	140,101
450,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 year CMT + 3.22%	428,184
155,000	5.650%, 10/06/25 5 year CMT + 5.31%	154,282
395,000	Comerica, Inc.‡ 5.625%, 07/01/25 5 year CMT + 5.29%	392,199
600,000	Corebridge Financial, Inc.‡ 6.375%, 09/15/54^ 5 year CMT + 2.65%	599,202
145,000	6.875%, 12/15/52 5 year CMT + 3.85%	148,564
1,165,000	Credit Acceptance Corp. 6.625%, 03/15/26	1,165,827
800,000	9.250%, 12/15/28*	848,376
1,205,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	1,299,062
250,000	Depository Trust & Clearing Corp.*‡ 3.375%, 06/20/26 5 year CMT + 2.61%	239,048
275,000	Discover Financial Services‡ 5.500%, 10/30/27 3 mo. SOFR + 3.34%	262,884
245,000	6.125%, 06/23/25 5 year CMT + 5.78%	245,169
335,000	Enstar Finance, LLC‡ 5.500%, 01/15/42 5 year CMT + 4.01%	315,721
605,000	Fifth Third Bancorp‡ 4.500%, 09/30/25 5 year CMT + 4.22%	598,109
70,000	First Citizens BancShares, Inc.‡ 9.180%, 01/04/27 3 mo. SOFR + 4.23%	71,326
1,350,000	GGAM Finance, Ltd.* 8.000%, 02/15/27	1,395,697
605,000	5.875%, 03/15/30	597,976
1,172,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,075,708
PRINCIPAL AMOUNT		VALUE
310,000	Goldman Sachs Group, Inc.‡ 4.400%, 02/10/25 5 year CMT + 2.85%	$307,046
153,000	4.125%, 11/10/26^ 5 year CMT + 2.95%	146,914
150,000	7.500%, 05/10/29 5 year CMT + 2.81%	157,751
149,000	7.500%, 02/10/29 5 year CMT + 3.16%	159,881
655,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 8.000%, 06/15/27	686,709
1,785,000	HUB International, Ltd.* 5.625%, 12/01/29	1,728,219
900,000	7.375%, 01/31/32	918,837
350,000	Huntington Bancshares, Inc.‡^ 4.450%, 10/15/27 7 year CMT + 4.05%	334,726
210,000	5.625%, 07/15/30 10 year CMT + 4.95%	209,887
892,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	745,079
2,470,000	Iron Mountain, Inc.* 5.250%, 03/15/28	2,427,664
3,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,774,670
365,000	6.625%, 10/15/31	363,467
775,000	JPMorgan Chase & Company‡^ 3.650%, 06/01/26 5 year CMT + 2.85%	752,215
320,000	KeyCorp‡ 5.000%, 09/15/26 3 mo. SOFR + 3.87%	308,003
1,296,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 4.750%, 06/15/29	1,236,047
1,188,000	5.250%, 10/01/25	1,184,543
750,000	7.000%, 07/15/31	779,512
1,050,000	LD Holdings Group, LLC* 8.750%, 11/01/27	1,006,803
1,250,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	1,040,812
469,420	10.000%, 10/15/32	465,449
121,000	4.625%, 09/15/27	110,161
525,000	Liberty Mutual Group, Inc.*‡ 4.125%, 12/15/51 5 year CMT + 3.32%	495,316
892,000	LPL Holdings, Inc.* 4.000%, 03/15/29	839,301
85,000	M&T Bank Corp.‡ 5.125%, 11/01/26 3 mo. SOFR + 3.78%	83,970
80,000	7.014%, 02/01/25 5 year CMT + 3.17%	80,074

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,200,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	$1,268,688
280,000	Markel Corp.‡ 6.000%, 06/01/25 5 year CMT + 5.66%	279,762
2,001,000	MetLife, Inc. 6.400%, 12/15/66	2,085,922
780,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	719,012
600,000	Newmark Group, Inc. 7.500%, 01/12/29	635,790
230,000	Northern Trust Corp.‡ 4.600%, 10/01/26 3 mo. SOFR + 3.46%	228,300
900,000	OneMain Finance Corp. 9.000%, 01/15/29	953,541
820,000	3.875%, 09/15/28	757,787
600,000	7.500%, 05/15/31	613,902
1,145,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.000%, 02/01/30	1,173,087
442,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	405,363
315,000	PNC Financial Services Group, Inc.‡ 3.400%, 09/15/26^ 5 year CMT + 2.60%	290,726
140,000	6.200%, 09/15/27 5 year CMT + 3.24%	141,750
140,000	6.000%, 05/15/27 5 year CMT + 3.00%	140,563
1,210,000	Provident Funding Associates, LP / PFG Finance Corp.* 9.750%, 09/15/29	1,239,996
480,000	QBE Insurance Group, Ltd.*‡ 5.875%, 05/12/25 5 year CMT + 5.51%	479,765
1,200,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	1,214,388
764,000	4.500%, 02/15/29	731,645
560,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	499,083
555,000	3.625%, 03/01/29	512,187
900,000	Service Properties Trust 8.375%, 06/15/29	877,050
1,210,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	1,187,748
160,000	State Street Corp.‡^ 6.700%, 09/15/29 5 year CMT + 2.63%	164,531
1,500,000	StoneX Group, Inc.* 7.875%, 03/01/31	1,580,550
PRINCIPAL AMOUNT		VALUE
295,000	Truist Financial Corp.‡ 6.669%, 03/01/25^ 5 year CMT + 3.00%	$294,336
285,000	4.950%, 09/01/25^ 5 year CMT + 4.61%	282,786
108,000	5.100%, 03/01/30 10 year CMT + 4.35%	105,178
320,000	U.S. Bancorp‡^ 5.300%, 04/15/27 3 mo. SOFR + 3.18%	317,142
1,383,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	1,319,700
600,000	5.750%, 06/15/27	590,664
750,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 10.500%, 02/15/28	799,527
600,000	6.500%, 02/15/29	516,360
85,000	US Bancorp‡^ 3.700%, 01/15/27 5 year CMT + 2.54%	79,790
600,000	VFH Parent, LLC / Valor Co-Issuer, Inc.* 7.500%, 06/15/31	617,724
1,340,000	VZ Secured Financing, BV* 5.000%, 01/15/32	1,204,405
620,000	Wells Fargo & Company‡ 3.900%, 03/15/26 5 year CMT + 3.45%	600,898
560,000	7.625%, 09/15/28^ 5 year CMT + 3.61%	601,686
1,255,000	XHR, LP* 6.375%, 08/15/25	1,255,188
		78,203,525
	Health Care (0.8%)
2,392,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	1,875,113
900,000	10.875%, 01/15/32	966,105
663,000	6.875%, 04/15/29^	560,155
149,000	5.250%, 05/15/30	130,253
1,395,000	DaVita, Inc.* 3.750%, 02/15/31	1,215,464
1,326,000	4.625%, 06/01/30	1,220,914
1,175,000	6.875%, 09/01/32	1,181,839
894,000	Embecta Corp.* 5.000%, 02/15/30	810,858
298,000	6.750%, 02/15/30	278,386
600,000	Encompass Health Corp. 4.750%, 02/01/30	577,524
600,000	4.500%, 02/01/28	583,926
1,246,000	HCA, Inc. 7.500%, 11/06/33	1,401,650
350,000	Jazz Securities DAC* 4.375%, 01/15/29	331,989
1,484,000	Medline Borrower, LP* 5.250%, 10/01/29	1,439,183
1,480,000	3.875%, 04/01/29	1,386,360

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
150,000	Medline Borrower, LP / Medline Co-Issuer, Inc.* 6.250%, 04/01/29	$152,856
2,200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31^	2,008,930
500,000	4.125%, 04/30/28	474,275
2,710,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,713,767
1,575,000	6.875%, 11/15/31	1,691,172
1,520,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29	1,482,076
1,100,000	4.750%, 05/09/27	1,071,004
535,000	3.150%, 10/01/26	510,449
		24,064,248
	Industrials (1.8%)
1,200,000	Aar Escrow Issuer, LLC* 6.750%, 03/15/29	1,227,756
1,355,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	1,243,904
1,520,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	1,434,454
320,000	4.650%, 06/15/26 5 year CMT + 4.08%	311,168
1,925,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	1,888,694
900,000	5.875%, 02/15/28	902,259
670,000	Arcosa, Inc.* 4.375%, 04/15/29	633,224
605,000	6.875%, 08/15/32	621,087
3,100,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	702,398
937,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	871,457
600,000	Bombardier, Inc.* 8.750%, 11/15/30	651,114
450,000	7.000%, 06/01/32	461,385
376,000	7.250%, 07/01/31	389,258
336,000	7.875%, 04/15/27	337,048
1,191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	1,128,318
1,220,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	1,201,249
295,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	291,723
1,565,000	Deluxe Corp.* 8.000%, 06/01/29	1,476,562
1,194,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	1,203,421
1,150,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	1,170,297
PRINCIPAL AMOUNT		VALUE
600,000	EnerSys* 6.625%, 01/15/32	$617,298
575,000	4.375%, 12/15/27	555,220
450,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	464,782
450,000	8.000%, 03/15/33	455,832
733,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	713,715
750,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	737,460
551,000	3.500%, 03/01/29	503,620
1,303,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	1,224,664
2,775,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,565,460
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,490,220
600,000	6.625%, 06/15/29	614,556
900,000	JELD-WEN, Inc.* 7.000%, 09/01/32	897,660
625,000	4.875%, 12/15/27	605,525
1,940,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,882,498
1,200,000	Knife River Holding Company* 7.750%, 05/01/31	1,258,884
900,000	Masterbrand, Inc.* 7.000%, 07/15/32	923,148
722,000	Moog, Inc.* 4.250%, 12/15/27	691,770
1,472,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	996,544
1,140,000	Novelis Corp.* 4.750%, 01/30/30	1,068,362
775,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	741,008
300,000	Sealed Air Corp.* 6.500%, 07/15/32	304,758
298,000	5.000%, 04/15/29	288,065
933,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	942,890
300,000	7.250%, 02/15/31	311,646
650,000	Sensata Technologies, BV* 4.000%, 04/15/29	607,899
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	530,326
300,000	6.625%, 07/15/32	304,254
1,165,000	Standard Industries, Inc.* 5.000%, 02/15/27	1,142,376
100,000	Stanley Black & Decker, Inc.‡ 4.000%, 03/15/60 5 year CMT + 2.66%	98,059
957,000	Stericycle, Inc.* 3.875%, 01/15/29	947,612

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	TransDigm, Inc.*
1,295,000	6.875%, 12/15/30	$1,329,525
900,000	6.750%, 08/15/28	920,997
450,000	7.125%, 12/01/31	466,762
298,000	6.625%, 03/01/32	303,388
395,059	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	372,450
1,191,000	Vertiv Group Corp.* 4.125%, 11/15/28	1,135,285
1,251,000	Wabash National Corp.* 4.500%, 10/15/28	1,137,584
1,050,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	1,048,015
703,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	673,755
600,000	7.375%, 10/01/31	622,758
450,000	6.625%, 06/15/29	457,101
		51,100,507
	Information Technology (0.6%)
692,000	Coherent Corp.* 5.000%, 12/15/29	664,285
524,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	532,850
596,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	584,384
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	557,327
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,265,122
1,300,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28	591,734
595,000	5.500%, 09/01/28	408,027
600,000	NCL Corp., Ltd.* 8.125%, 01/15/29	636,018
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	832,184
855,000	Open Text Corp.* 3.875%, 02/15/28	804,393
600,000	6.900%, 12/01/27	624,534
447,000	3.875%, 12/01/29	408,397
447,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	401,942
1,035,000	Playtika Holding Corp.* 4.250%, 03/15/29	935,330
1,645,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,539,177
830,000	Twilio, Inc. 3.625%, 03/15/29	765,227
298,000	3.875%, 03/15/31	269,225
450,000	UKG, Inc.* 6.875%, 02/01/31	461,534
1,780,000	Viavi Solutions, Inc.*^ 3.750%, 10/01/29	1,615,866
PRINCIPAL AMOUNT		VALUE
600,000	Zebra Technologies Corp.* 6.500%, 06/01/32	$614,286
1,355,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,236,763
		15,748,605
	Materials (0.6%)
623,000	ArcelorMittal, SA 7.000%, 10/15/39	680,110
600,000	ATI, Inc. 5.875%, 12/01/27	597,666
1,210,000	Avient Corp.* 6.250%, 11/01/31	1,218,409
295,000	Carpenter Technology Corp. 7.625%, 03/15/30	305,493
1,195,000	Chemours Company*^ 4.625%, 11/15/29	1,037,690
1,880,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,747,310
900,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	901,566
596,000	Commercial Metals Company 4.125%, 01/15/30	552,999
298,000	4.375%, 03/15/32	274,309
925,000	Constellium, SE* 3.750%, 04/15/29	838,781
450,000	6.375%, 08/15/32^	443,844
590,000	HB Fuller Company 4.250%, 10/15/28	559,438
900,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	903,798
1,050,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	1,002,319
1,266,000	Mercer International, Inc. 5.125%, 02/01/29	1,093,938
600,000	12.875%, 10/01/28*^	636,528
1,175,000	OCI, NV* 6.700%, 03/16/33	1,174,166
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,274,999
907,000	Terex Corp* 6.250%, 10/15/32	903,073
589,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	316,729
		16,463,165
	Other (0.0%)
625,000	Gen Digital, Inc.* 6.750%, 09/30/27	636,387
	Real Estate (0.1%)
953,000	EPR Properties 3.750%, 08/15/29	877,865

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
862,000	Forestar Group, Inc.* 5.000%, 03/01/28	$824,693
1,341,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	1,281,983
		2,984,541
	Special Purpose Acquisition Companies (0.1%)
305,000	Clydesdale Acquisition Holdings, Inc.* 6.875%, 01/15/30	309,950
1,195,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	1,087,450
596,000	4.625%, 01/15/29	557,016
		1,954,416
	Utilities (0.3%)
612,000	AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	633,934
245,000	Algonquin Power & Utilities Corp.‡ 4.750%, 01/18/82 5 year CMT + 3.25%	229,555
85,000	American Electric Power Company, Inc.‡ 3.875%, 02/15/62 5 year CMT + 2.68%	80,354
80,000	7.050%, 12/15/54^ 5 year CMT + 2.75%	82,912
80,000	6.950%, 12/15/54 5 year CMT + 2.68%	83,769
75,000	CenterPoint Energy, Inc.‡ 7.000%, 02/15/55 5 year CMT + 3.25%	76,875
75,000	6.850%, 02/15/55^ 5 year CMT + 2.95%	77,087
235,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	226,524
162,000	Dominion Energy, Inc.‡ 6.875%, 02/01/55^ 5 year CMT + 2.39%	169,426
133,000	4.350%, 01/15/27 5 year CMT + 3.20%	129,385
1,220,000	Duke Energy Corp.‡ 6.450%, 09/01/54 5 year CMT + 2.59%	1,243,131
132,000	3.250%, 01/15/82 5 year CMT + 2.32%	122,555
225,000	Emera, Inc.‡ 6.750%, 06/15/76 3 mo. USD LIBOR + 5.44%	226,501
655,000	Entergy Corp.‡ 7.125%, 12/01/54 5 year CMT + 2.67%	671,460
PRINCIPAL AMOUNT		VALUE
288,000	National Rural Utilities Cooperative Finance Corp.‡ 7.125%, 09/15/53 5 year CMT + 3.53%	$300,372
150,000	5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	148,646
160,000	NextEra Energy Capital Holdings, Inc.‡ 6.750%, 06/15/54 5 year CMT + 2.46%	168,144
160,000	3.800%, 03/15/82 5 year CMT + 2.55%	152,286
155,000	6.700%, 09/01/54 5 year CMT + 2.36%	159,340
612,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	629,815
591,000	PPL Capital Funding, Inc.‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	587,726
220,000	Sempra‡ 4.875%, 10/15/25 5 year CMT + 4.55%	218,436
442,000	Southern Company‡ 4.000%, 01/15/51 5 year CMT + 3.73%	433,456
95,000	3.750%, 09/15/51 5 year CMT + 2.92%	91,534
625,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	632,269
340,000	8.000%, 10/15/26 5 year CMT + 6.93%	350,050
80,000	WEC Energy Group, Inc.‡ 7.492%, 05/15/67 3 mo. SOFR + 2.37%	79,285
		8,004,827
	TOTAL CORPORATE BONDS (Cost $413,157,272)	398,506,294
CONVERTIBLE BONDS (22.5%)
	Communication Services (1.4%)
1,203,000	Cable One, Inc. 0.000%, 03/15/26	1,098,568
5,970,000	Liberty Media Corp.* 2.375%, 09/30/53	7,476,530
8,895,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	9,852,013
11,475,000	Live Nation Entertainment, Inc.^ 3.125%, 01/15/29	14,608,937
8,260,000	Snap, Inc.*^ 0.500%, 05/01/30	7,396,169
		40,432,217

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (4.6%)
8,205,000	Airbnb, Inc. 0.000%, 03/15/26	$7,645,583
14,455,000	Alibaba Group Holding, Ltd.* 0.500%, 06/01/31	16,673,264
9,550,000	Booking Holdings, Inc. 0.750%, 05/01/25	23,768,135
1,208,000	DISH Network Corp. 0.000%, 12/15/25	1,077,935
15,205,000	JD.com, Inc.* 0.250%, 06/01/29	17,361,525
16,185,000	Meritage Homes Corp.* 1.750%, 05/15/28	17,191,060
3,765,000	Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	15,646,060
23,245,000	Trip.com Group, Ltd.* 0.750%, 06/15/29	27,407,482
2,370,000	Wayfair, Inc. 3.250%, 09/15/27	2,496,013
		129,267,057
	Consumer Staples (0.5%)
5,735,000	Post Holdings, Inc. 2.500%, 08/15/27	6,568,811
6,730,000	Spectrum Brands, Inc.* 3.375%, 06/01/29	6,821,259
		13,390,070
	Financials (0.7%)
4,115,000	Federal Realty OP, LP* 3.250%, 01/15/29	4,234,993
11,275,000	Morgan Stanley Finance, LLC, Series B 1.000%, 11/23/27	16,222,470
		20,457,463
	Health Care (0.5%)
6,245,000	Dexcom, Inc. 0.375%, 05/15/28	5,510,213
5,495,000	Integer Holdings Corp. 2.125%, 02/15/28	8,360,478
		13,870,691
	Industrials (2.6%)
4,215,000	Axon Enterprise, Inc. 0.500%, 12/15/27	7,987,214
5,515,000	Fluor Corp. 1.125%, 08/15/29	7,232,205
7,640,000	Middleby Corp.^ 1.000%, 09/01/25	8,411,564
14,135,000	Tetra Tech, Inc. 2.250%, 08/15/28	19,080,978
14,800,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	15,931,312
12,000,000	0.875%, 12/01/28*	14,456,280
		73,099,553
PRINCIPAL AMOUNT		VALUE
	Information Technology (6.5%)
5,910,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	$6,276,715
7,838,000	BILL Holdings, Inc. 0.000%, 04/01/27	6,920,719
6,885,000	Box, Inc.* 1.500%, 09/15/29	6,763,342
7,545,000	CyberArk Software, Ltd. 0.000%, 11/15/24	13,282,972
10,650,000	Guidewire Software, Inc.* 1.250%, 11/01/29	10,844,256
6,850,000	Itron, Inc.*^ 1.375%, 07/15/30	7,476,364
6,715,000	Lumentum Holdings, Inc. 1.500%, 12/15/29	7,787,587
19,935,000	MKS Instruments, Inc.* 1.250%, 06/01/30	19,204,582
5,215,000	NCL Corp., Ltd. 5.375%, 08/01/25	7,476,120
17,315,000	ON Semiconductor Corp. 0.500%, 03/01/29	17,291,278
19,620,000	Parsons Corp.* 2.625%, 03/01/29	25,432,817
13,100,000	Seagate HDD Cayman 3.500%, 06/01/28	17,540,638
6,735,000	Varonis Systems, Inc.* 1.000%, 09/15/29	6,816,022
6,505,000	Vertex, Inc.* 0.750%, 05/01/29	8,579,900
13,015,000	Western Digital Corp.* 3.000%, 11/15/28	18,637,090
5,670,000	Wolfspeed, Inc. 1.875%, 12/01/29	2,851,500
		183,181,902
	Other (0.0%)
590,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	407,495
	Real Estate (1.6%)
15,115,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	13,819,796
17,410,000	Welltower OP, LLC* 3.125%, 07/15/29^	20,803,905
7,770,000	2.750%, 05/15/28	11,161,916
		45,785,617
	Utilities (4.1%)
11,920,000	Alliant Energy Corp. 3.875%, 03/15/26	12,393,105
16,655,000	CMS Energy Corp. 3.375%, 05/01/28	17,669,789
16,145,000	Duke Energy Corp. 4.125%, 04/15/26	17,047,990

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
19,275,000	NextEra Energy Capital Holdings, Inc.* 3.000%, 03/01/27	$23,933,575
20,355,000	PPL Capital Funding, Inc. 2.875%, 03/15/28	21,299,065
19,260,000	Southern Company 3.875%, 12/15/25	21,506,679
		113,850,203
	TOTAL CONVERTIBLE BONDS (Cost $554,574,364)	633,742,268
BANK LOANS (5.4%)¡
	Airlines (0.2%)
2,810,875	Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	2,817,621
693,000	American Airlines, Inc.‡ 9.629%, 04/20/28 3 mo. SOFR + 4.75%	713,828
2,029,800	United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	2,036,864
		5,568,313
	Communication Services (0.8%)
2,000,000	APi Group DE, Inc.‡ 6.685%, 01/03/29 1 mo. SOFR + 2.00%	2,001,320
51,464	Audacy Capital Corp.‡ 11.800%, 10/02/28 1 mo. SOFR + 7.00%	51,978
3,257,143	Charter Communications Operating LLC‡ 6.343%, 02/01/27 3 mo. SOFR + 1.75%	3,256,882
616,829	Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	617,523
575,870	Clear Channel Outdoor Holdings, Inc.‡ 8.800%, 08/23/28 1 mo. SOFR + 4.00%	574,637
2,297,937	CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. USD LIBOR + 2.50%	2,143,056
979,928	Directv Financing, LLC‡ 9.847%, 08/02/27 3 mo. SOFR + 5.00%	983,324
1,755,000	Entercom Media Corp.‡ 0.000%, 11/18/24	792,883
1,660,834	Go Daddy Operating Company, LLC‡ 6.685%, 11/09/29 1 mo. SOFR + 2.00%	1,662,337
907,725	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	882,622
PRINCIPAL AMOUNT		VALUE
2,000,000	Match Group, Inc.‡ 6.714%, 02/13/27 3 mo. SOFR + 1.75%	$2,000,000
1,931,467	Nexstar Broadcasting, Inc.‡ 7.300%, 09/18/26 1 mo. SOFR + 2.50%	1,933,553
1,200,000	Telesat Canada‡ 8.074%, 12/07/26 3 mo. SOFR + 2.75%	552,996
1,200,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	1,202,496
3,240,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	3,151,516
		21,807,123
	Consumer Discretionary (1.3%)
2,567,100	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	2,577,137
275,556	American Axle & Manufacturing, Inc.‡ 7.446%, 12/12/29 6 mo. SOFR + 3.00%	277,063
255,407	American Axle & Manufacturing, Inc.‡ 7.823%, 12/12/29 1 mo. SOFR + 3.00%	256,804
237,037	American Axle & Manufacturing, Inc.‡ 7.658%, 12/12/29 3 mo. SOFR + 3.00%	238,334
1,975,000	Aramark Services, Inc.‡ 6.685%, 06/22/30 1 mo. SOFR + 2.00%	1,978,703
1,721,045	Caesars Entertainment, Inc.‡ 7.435%, 02/06/30 1 mo. SOFR + 2.75%	1,724,987
1,715,233	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	1,722,471
1,083,107	Carnival Corp.‡ 7.435%, 10/18/28 1 mo. SOFR + 2.75%	1,087,168
455,000	Chinos Intermediate Holdings A, Inc.! 0.000%, 09/26/31	461,636
130,000	Chinos Intermediate Holdings A, Inc.‡ 13.000%, 09/26/31 3 mo. Prime + 5.00%	131,896
3,208,835	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	3,212,043
400,947	Hanesbrands, Inc.‡ 8.435%, 03/08/30 1 mo. SOFR + 3.75%	404,456
1,990,000	Installed Building Products, Inc.‡ 6.685%, 03/28/31 1 mo. SOFR + 2.00%	2,001,194

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
2,171,867	KFC Holding Company‡ 6.645%, 03/15/28 1 mo. SOFR + 1.75%	$2,182,151
1,210,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	1,210,254
3,360,477	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	3,364,140
1,974,425	Murphy USA, Inc.‡ 6.709%, 01/31/28 1 mo. SOFR + 1.75%	1,982,135
548,625	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	557,540
1,974,747	PENN Entertainment, Inc.‡ 7.535%, 05/03/29 1 mo. SOFR + 2.75%	1,979,724
2,605,951	PetSmart, Inc.‡ 8.535%, 02/11/28 1 mo. SOFR + 3.75%	2,594,550
1,995,000	Six Flags Entertainment Corp.‡ 6.845%, 05/01/31 1 mo. SOFR + 2.00%	1,996,247
930,000	Staples, Inc.‡ 10.689%, 09/04/29 3 mo. SOFR + 5.75%	863,403
3,184,000	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	3,182,519
734,099	TKC Holdings, Inc.‡ 9.759%, 05/15/28 1 mo. SOFR + 5.00%	733,181
1,190,271	Windsor Holdings III, LLC‡ 8.259%, 08/01/30 1 mo. SOFR + 3.50%	1,197,859
		37,917,595
	Consumer Staples (0.4%)
4,063,265	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	4,144,551
900,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	898,875
1,197,000	Fiesta Purchaser, Inc.‡ 8.685%, 02/12/31 1 mo. SOFR + 4.00%	1,201,800
1,990,323	Organon & Company‡ 7.259%, 05/19/31 1 mo. SOFR + 2.50%	1,992,810
1,218,875	Star Parent, Inc.‡ 8.354%, 09/27/30 3 mo. SOFR + 3.75%	1,195,570
300,000	Star Parent, Inc.! 0.000%, 09/27/30	294,264
PRINCIPAL AMOUNT		VALUE
796,000	United Natural Foods, Inc.‡ 9.435%, 05/01/31 1 mo. SOFR + 4.75%	$801,970
		10,529,840
	Energy (0.2%)
3,107,474	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	3,115,895
570,688	New Fortress Energy, Inc.‡ 9.585%, 10/27/28 3 mo. SOFR + 5.00%	540,296
1,777,470	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	1,776,732
		5,432,923
	Financials (0.7%)
1,618,120	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	1,620,053
905,879	Amynta Agency Borrower, Inc.‡ 8.435%, 02/28/28 1 mo. SOFR + 3.75%	909,461
1,492,500	AssuredPartners, Inc.‡ 8.185%, 02/14/31 1 mo. SOFR + 3.50%	1,496,336
3,069,058	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	3,069,749
597,004	Broadstreet Partners, Inc.‡ 7.935%, 06/13/31 1 mo. SOFR + 3.25%	597,234
1,210,000	Dragon Buyer, Inc‡ 7.897%, 09/30/31 3 mo. SOFR + 3.25%	1,204,143
1,194,008	HUB International, Ltd.‡ 7.367%, 06/20/30 3 mo. SOFR + 2.75%	1,197,649
2,908,025	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	2,895,302
3,174,973	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	3,178,942
910,000	Level 3 Financing, Inc.‡ 11.278%, 04/15/29 1 mo. SOFR + 6.56%	930,475
300,000	Level 3 Financing, Inc.! 0.000%, 04/15/29	306,750
1,200,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	1,204,314
		18,610,408
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Health Care (0.3%)
1,394,474	Avantor Funding, Inc.‡ 6.785%, 11/08/27 1 mo. SOFR + 2.00%	$1,403,866
2,182,708	DaVita, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	2,184,072
1,349,024	Elanco Animal Health, Inc.‡ 6.694%, 08/01/27 1 mo. SOFR + 1.75%	1,347,702
391,294	Icon Luxembourg Sarl‡ 6.604%, 07/03/28 3 mo. SOFR + 2.00%	393,100
1,985,000	IQVIA, Inc.‡ 6.604%, 01/02/31 3 mo. SOFR + 2.00%	1,993,794
1,261,176	Padagis, LLC‡ 9.596%, 07/06/28 3 mo. SOFR + 4.75%	1,176,047
1,417,111	Perrigo Investments, LLC‡ 7.035%, 04/20/29 1 mo. SOFR + 2.25%	1,422,425
97,491	PRA Health Sciences, Inc.‡ 6.604%, 07/03/28 3 mo. SOFR + 2.00%	97,941
		10,018,947
	Industrials (0.5%)
1,191,464	ACProducts, Inc.‡ 9.115%, 05/17/28 3 mo. SOFR + 4.25%	997,851
1,974,872	Beacon Roofing Supply, Inc.‡ 6.685%, 05/19/28 1 mo. SOFR + 2.00%	1,981,399
2,109,732	Berry Global, Inc.‡ 6.688%, 07/01/29 1 mo. SOFR + 1.75%	2,116,737
1,325,642	Emrld Borrower, LP‡ 7.557%, 05/31/30 3 mo. SOFR + 2.50%	1,325,642
1,418,286	JELD-WEN, Inc.‡ 6.800%, 07/28/28 1 mo. SOFR + 2.00%	1,424,668
1,206,975	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	1,212,183
566,921	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	568,078
2,376,045	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	2,380,963
1,980,025	TransDigm, Inc.‡ 7.354%, 08/24/28 3 mo. SOFR + 2.75%	1,986,490
		13,994,011
PRINCIPAL AMOUNT		VALUE
	Information Technology (0.5%)
1,618,562	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	$1,616,191
922,753	Camelot U.S. Acquisition, LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	924,598
1,155,138	Dun & Bradstreet Corp.‡ 7.468%, 01/18/29 1 mo. SOFR + 2.75%	1,158,338
368,098	Endure Digital, Inc.‡ 8.471%, 02/10/28 1 mo. SOFR + 3.50%	335,337
2,751,919	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	2,758,455
1,240,379	Open Text Corp.‡ 6.935%, 01/31/30 1 mo. SOFR + 2.25%	1,245,986
2,937,255	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	2,940,075
1,268,970	TTM Technologies, Inc.‡ 7.094%, 05/30/30 1 mo. SOFR + 2.25%	1,274,261
598,500	UKG, Inc.‡ 7.617%, 02/10/31 3 mo. SOFR + 3.00%	599,856
		12,853,097
	Materials (0.4%)
1,917,368	Axalta Coating Systems U.S. Holdings, Inc.‡ 6.604%, 12/20/29 3 mo. SOFR + 2.00%	1,925,354
2,893,044	Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	2,906,309
1,980,025	H.B. Fuller Company‡ 6.685%, 02/15/30 1 mo. SOFR + 2.00%	1,991,173
1,901,000	Ineos U.S. Finance, LLC‡ 7.935%, 02/18/30 1 mo. SOFR + 3.25%	1,905,163
1,495,966	LSF11 A5 Holdco, LLC‡ 8.300%, 10/15/28 1 mo. SOFR + 3.50%	1,503,603
907,566	Trinseo Materials Operating SCA‡ 7.819%, 05/03/28 3 mo. SOFR + 2.50%	680,561
1,160,708	W.R. Grace & Co.-Conn.‡ 7.854%, 09/22/28 3 mo. SOFR + 3.25%	1,164,625
		12,076,788

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.1%)
483,933	Clydesdale Acquisition Holdings, Inc.‡ 7.860%, 04/13/29 1 mo. SOFR + 3.18%	$483,299
292,500	Fertitta Entertainment, LLC‡ 8.536%, 01/27/29 1 mo. SOFR + 3.75%	292,958
1,176,000	Patagonia Holdco, LLC‡ 10.854%, 08/01/29 3 mo. SOFR + 5.75%	1,100,301
		1,876,558
	TOTAL BANK LOANS (Cost $151,555,211)	150,685,603
U.S. GOVERNMENT AND AGENCY SECURITIES (0.0%)
	Other (0.0%)
250,000	CoBank ACB‡ 7.250%, 07/01/29	259,213
250,000	Farm Credit Bank of Texas‡ 7.750%, 06/15/29	261,687
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $500,853)	520,900
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (4.0%)
	Energy (0.0%)
28	Gulfport Energy Corp. 10.000%, 12/01/24 15.000% PIK rate	280,000
	Financials (1.5%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,317,129
300,410	Apollo Global Management, Inc. 6.750%, 07/31/26	22,942,312
280,075	Ares Management Corp.# 6.750%, 10/01/27	15,096,042
		42,355,483
	Industrials (1.7%)
816,855	Boeing Company# 6.000%, 10/15/27	43,889,619
46,187	Chart Industries, Inc. 6.750%, 12/15/25	2,279,329
		46,168,948
	Information Technology (0.3%)
133,590	Hewlett Packard Enterprise Company# 7.625%, 09/01/27	7,728,182
NUMBER OF SHARES			VALUE
		Utilities (0.5%)
84,885		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)#§** 3.369%, 09/15/29	$3,306,101
262,050		NextEra Energy, Inc.^ 6.926%, 09/01/25	11,726,737
			15,032,838
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $103,909,676)	111,565,451
COMMON STOCKS (91.2%)
		Communication Services (9.7%)
661,840		Alphabet, Inc. - Class Aµ	113,247,442
19,700		Alphabet, Inc. - Class C^µ	3,401,993
25,095		Altice USA, Inc. - Class A#	60,981
264,885		AT&T, Inc.	5,970,508
8,434		Cumulus Media, Inc. - Class A#	9,868
132,150		Meta Platforms, Inc. - Class Aµ	75,005,697
32,360		Netflix, Inc.#µ	24,465,131
205,085	EUR	Orange, SA	2,253,002
135,860		T-Mobile U.S., Inc.	30,318,518
200,915		Walt Disney Company	19,328,023
			274,061,163
		Consumer Discretionary (10.1%)
688,315		Amazon.com, Inc.^#	128,301,916
59,260		Carnival Corp.#	1,303,720
262,250		Chipotle Mexican Grill, Inc.#	14,625,682
243,463		General Motors Company^	12,358,182
52,240		Home Depot, Inc.µ	20,569,500
206,475		Las Vegas Sands Corp.	10,705,729
54,670		Lowe's Companies, Inc.	14,314,246
62,500		McDonald's Corp.	18,256,875
107,325		Starbucks Corp.	10,485,653
170,880		Tesla, Inc.#µ	42,694,368
104,675		TJX Companies, Inc.	11,831,415
			285,447,286
		Consumer Staples (6.1%)
58,750		Altria Group, Inc.	3,199,525
329,140		Coca-Cola Company^	21,496,133
145,515		Colgate-Palmolive Company	13,636,211
31,575		Costco Wholesale Corp.µ	27,602,234
47,280		Estee Lauder Companies, Inc. - Class A	3,259,483
113,665		Mondelez International, Inc. - Class A	7,783,779
149,925		Philip Morris International, Inc.	19,895,048
183,745		Procter & Gamble Companyµ	30,350,999
84,550		Target Corp.	12,685,882

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES		VALUE
52,650	Walgreens Boots Alliance, Inc.^	$498,069
392,370	Walmart, Inc.µ	32,154,721
		172,562,084
	Energy (3.8%)
475,000	BP, PLC (ADR)	13,946,000
5,050	Cheniere Energy Partners, LP	255,277
54,445	Chevron Corp.	8,102,505
70,935	Energy Transfer, LP	1,169,009
33,155	Enterprise Products Partners, LP	950,222
7,920	EP Energy Corp.#	13,860
429,490	Exxon Mobil Corp.µ	50,155,842
34	Gulfport Energy Corp.#	4,707
56,105	Hess Corp.	7,545,000
113,995	Marathon Petroleum Corp.	16,582,853
219,710	Schlumberger, NV	8,803,780
		107,529,055
	Financials (13.2%)
35,430	Affiliated Managers Group, Inc.	6,869,877
59,230	American Express Company^	15,996,838
138,890	American International Group, Inc.	10,538,973
29,983	Assurant, Inc.	5,747,741
663,370	Bank of America Corp.µ	27,742,133
10,715	Blackrock, Inc.	10,511,737
76,155	Chubb, Ltd.	21,509,218
231,670	Citigroup, Inc.	14,866,264
121,355	Fidelity National Information Services, Inc.^	10,889,184
72,300	Fiserv, Inc.	14,308,170
27,300	Goldman Sachs Group, Inc.	14,135,667
212,020	JPMorgan Chase & Company^µ	47,051,478
120,287	KKR & Company, Inc.^	16,628,475
76,915	Marsh & McLennan Companies, Inc.	16,785,930
72,315	Mastercard, Inc. - Class A^µ	36,127,851
154,465	Morgan Stanley^	17,956,556
26,315	S&P Global, Inc.	12,640,673
157,631	Starwood Property Trust, Inc.	3,111,636
141,735	Visa, Inc. - Class A^µ	41,081,890
411,130	Wells Fargo & Company^	26,690,560
		371,190,851
	Health Care (9.7%)
82,820	Abbott Laboratories~	9,389,303
118,475	AbbVie, Inc.µ	24,153,498
240,498	Boston Scientific Corp.#	20,206,642
107,005	Bristol-Myers Squibb Company	5,967,669
48,945	Danaher Corp.	12,023,829
71,605	Dexcom, Inc.#	5,046,720
NUMBER OF SHARES			VALUE
23,435		Elevance Health, Inc.	$9,508,986
54,830		Eli Lilly & Company^µ	45,494,644
34,856		GE Healthcare, Inc.	3,044,672
40,780		ICON, PLC#	9,057,646
152,895		Johnson & Johnsonµ	24,441,795
142,050		Medtronic, PLC	12,677,962
219,485		Merck & Company, Inc.	22,457,705
20,295		Stryker Corp.	7,230,703
30,260		Thermo Fisher Scientific, Inc.^	16,531,643
62,270		UnitedHealth Group, Inc.^µ	35,151,415
112,720		Zimmer Biomet Holdings, Inc.^	12,052,022
			274,436,854
		Industrials (5.3%)
777,890		CSX Corp.	26,168,220
183,340		Emerson Electric Company	19,850,222
30,125		GE Vernova, Inc.#	9,087,508
104,568		General Electric Company	17,962,691
52,735		Honeywell International, Inc.	10,846,535
38,315		Parker-Hannifin Corp.	24,294,392
145,750		RTX Corp.	17,634,292
98,420		Union Pacific Corp.	22,840,329
			148,684,189
		Information Technology (28.8%)
92,130		Advanced Micro Devices, Inc.^#	13,273,169
888,175		Apple, Inc.^µ	200,647,614
53,580		Applied Materials, Inc.	9,729,056
359,490		Broadcom, Inc.^µ	61,030,617
247,515		Cisco Systems, Inc.	13,556,397
10,330		Intuit, Inc.^	6,304,399
139,650		Lam Research Corp.	10,382,978
86,100		Micron Technology, Inc.	8,579,865
496,080		Microsoft Corp.^	201,582,108
1,520,000		Nokia Oyj (ADR)^	7,159,200
1,452,180		NVIDIA Corp.^µ	192,791,417
23,830		NXP Semiconductors, NV	5,588,135
161,745		Oracle Corp.µ	27,147,281
39,825		Salesforce, Inc.	11,603,810
48,785	EUR	SAP, SE	11,390,560
32,625		ServiceNow, Inc.#	30,438,799
			811,205,405
		Materials (2.8%)
196,120		Freeport-McMoRan, Inc.^	8,829,322
56,835		Linde, PLC	25,925,285
67,845		PPG Industries, Inc.	8,447,381
58,650		Sherwin-Williams Company	21,041,861
50,490		Vulcan Materials Company	13,830,726
			78,074,575

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES		VALUE
	Other (0.0%)
1,794	Rite Aid Equity Equity#	$161,460
	Real Estate (0.7%)
70,930	American Tower Corp.	15,146,392
119,195	Invitation Homes, Inc.	3,743,915
		18,890,307
	Utilities (1.0%)
77,480	CMS Energy Corp.	5,393,383
170,950	Vistra Corp.	21,361,912
		26,755,295
	TOTAL COMMON STOCKS (Cost $1,587,840,271)	2,568,998,524
WARRANTS (0.0%)#
	Energy (0.0%)
57,470	Mcdermott International, Ltd. 06/30/27, Strike $15.98	6
51,723	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
16,676	Tidewater, Inc. 11/14/42, Strike $1.00	1
	TOTAL WARRANTS (Cost $369,524)	12
EXCHANGE-TRADED FUNDS (3.9%)
	Other (3.9%)
1,357,465	Invesco Senior Loan ETF	28,493,190
56,295	iShares Biotechnology ETF^	7,897,625
330,035	iShares China Large-Cap ETF^	10,415,905
225,135	iShares MSCI Emerging Markets ETF^	10,007,251
114,580	iShares Russell 2000 ETF	24,950,941
676,990	SPDR Blackstone Senior Loan ETF^	28,325,262
	TOTAL EXCHANGE-TRADED FUNDS (Cost $110,864,441)	110,090,174
PREFERRED STOCKS (0.2%)
	Communication Services (0.1%)
8,482	AT&T, Inc.µ 4.750%, 02/18/25	174,729
3,485	5.350%, 11/01/66	83,117
37,962	Qwest Corp. 6.500%, 09/01/56	608,531
8,086	Telephone & Data Systems, Inc. 6.000%, 09/30/26	151,532
9,708	Telephone and Data Systems, Inc. 6.625%, 03/31/26	199,791
24,420	United States Cellular Corp. 5.500%, 03/01/70	549,938
23,445	5.500%, 06/01/70	527,512
		2,295,150
NUMBER OF SHARES		VALUE
	Consumer Discretionary (0.0%)
2,835	Ford Motor Companyµ 6.200%, 06/01/59	$70,762
2,764	6.500%, 08/15/62	69,183
8,177	Guitar Center, Inc.#	306,637
1,355	Qurate Retail, Inc.^ 8.000%, 03/15/31	51,382
4,100	QVC, Inc. 6.250%, 11/26/68	53,710
		551,674
	Financials (0.1%)
4,200	Affiliated Managers Group, Inc.µ 6.750%, 03/30/64	107,898
5,970	Annaly Capital Management, Inc.‡µ 9.814%, 11/30/24 3 mo. SOFR + 5.25%	154,324
1,575	Arch Capital Group, Ltd. Series Gµ 4.550%, 06/11/26	31,910
1,350	Capital One Financial Corp.µ 4.800%, 06/01/25	26,487
10,725	CNO Financial Group, Inc.µ 5.125%, 11/25/60	232,840
1,732	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	35,177
3,401	First Citizens BancShares, Inc.^ 5.625%, 01/04/27	82,372
3,200	M&T Bank Corp. Series Jµ 7.500%, 06/15/29	87,424
5,792	Morgan Stanleyµ 6.625%, 10/15/29	152,909
4,702	Reinsurance Group of America, Inc.‡ 7.125%, 10/15/52 5 year CMT + 3.46%	125,261
8,314	Selective Insurance Group, Inc.^µ 4.600%, 12/15/25	162,954
		1,199,556
	Industrials (0.0%)
5,043	WESCO International, Inc.‡µ 10.625%, 06/22/25 5 year CMT + 10.33%	131,118
	Real Estate (0.0%)
8,773	Brookfield Property Partners, LPµ 5.750%, 03/31/25	125,366
5,000	6.375%, 11/30/24	80,450
3,651	Global Net Lease, Inc.^ 7.500%, 11/30/24	83,535
1,425	Kimco Realty Corp. Series M, Class Aµ 5.250%, 11/30/24	32,789
		322,140

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES		VALUE
	Utilities (0.0%)
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	$121,620
3,175	DTE Energy Companyµ 5.250%, 12/01/77	74,708
		196,328
	TOTAL PREFERRED STOCKS (Cost $5,185,938)	4,695,966
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.0%)
525	Tesla, Inc.
13,117,125	Call, 12/20/24, Strike $240.00	1,332,188
	Information Technology (0.0%)
380	Adobe, Inc.
18,167,040	Call, 11/15/24, Strike $620.00	2,660
	Other (0.2%)
4,100	iShares MSCI EAFE ETF
32,480,200	Call, 12/31/24, Strike $86.00	63,550
2,610	iShares Russell 2000 ETF
56,835,360	Call, 12/20/24, Strike $230.00	899,145
1,980	SPDR® S&P 500® ETF Trust
112,590,720	Put, 01/17/25, Strike $575.00	3,566,970
		4,529,665
	TOTAL PURCHASED OPTIONS (Cost $8,753,394)	5,864,513
	TOTAL INVESTMENTS (141.6%) (Cost $2,937,606,685)	3,985,572,163
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.5%)		(323,000,000)
LIABILITIES, LESS OTHER ASSETS (-30.1%)		(847,286,776)
NET ASSETS (100.0%)		$2,815,285,387
WRITTEN OPTION (0.0%)#
	Consumer Discretionary (0.0%)
(525)	Tesla, Inc.
(13,117,125)	Call, 12/20/24, Strike $320.00 (Premium $294,117)	$(159,863)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@  In default status and considered non-income producing.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

^  Security, or portion of security, is on loan.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2024.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $936,617,708.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,040,660.

ABBREVIATION

ADR  American Depositary Receipt

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2024

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$902,458	$—	$902,458
Corporate Bonds	—	398,506,294	—	398,506,294
Convertible Bonds	—	633,742,268	—	633,742,268
Bank Loans	—	150,685,603	—	150,685,603
U.S. Government and Agency Securities	—	520,900	—	520,900
Convertible Preferred Stocks	103,662,221	7,903,230	—	111,565,451
Common Stocks	2,555,179,642	13,818,882	—	2,568,998,524
Warrants	—	12	—	12
Exchange-Traded Funds	110,090,174	—	—	110,090,174
Preferred Stocks	4,389,329	306,637	—	4,695,966
Purchased Options	5,864,513	—	—	5,864,513
Total	$2,779,185,879	$1,206,386,284	$—	$3,985,572,163
Liabilities:
Written Option	$159,863	$—	$—	$159,863
Total	$159,863	$—	$—	$159,863

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
215,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $201,659)	$203,171
CORPORATE BONDS (15.8%)
	Airlines (0.2%)
212,799	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	210,568
70,248	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	71,261
259,120	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	239,771
98,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	97,818
233,804	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	218,392
193,619	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	198,382
		1,036,192
	Communication Services (1.5%)
200,000	Altice Financing, SA* 5.750%, 08/15/29	163,672
200,000	Altice France Holding, SA* 10.500%, 05/15/27	60,968
300,000	Altice France, SA* 5.500%, 10/15/29	227,253
320,000	APi Group DE, Inc.* 4.750%, 10/15/29	303,936
336,000	Audacy Capital LLC*@ 6.750%, 03/31/29	11,616
131,000	6.500%, 05/01/27	5,038
242,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	232,656
130,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30^	132,578
80,000	9.000%, 09/15/28	84,138
200,000	Connect Finco SARL / Connect US Finco, LLC* 9.000%, 09/15/29	190,190
371,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	352,713
400,000	CSC Holdings, LLC* 4.625%, 12/01/30	201,528
400,000	4.500%, 11/15/31	294,188
200,000	5.750%, 01/15/30	106,064
PRINCIPAL AMOUNT		VALUE
141,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	$135,894
400,000	Frontier California, Inc. 6.750%, 05/15/27	411,432
65,000	Frontier Communications Holdings, LLC* 8.750%, 05/15/30	68,908
419,000	Frontier Florida, LLC 6.860%, 02/01/28	436,091
400,000	Frontier North, Inc. 6.730%, 02/15/28	410,144
235,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	216,900
69,000	5.250%, 12/01/27	68,205
135,000	Gray Television, Inc.* 5.375%, 11/15/31	81,067
195,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	179,273
65,000	6.625%, 08/01/26	55,973
165,000	iHeartCommunications, Inc. 8.375%, 05/01/27	87,287
100,000	5.250%, 08/15/27*	67,396
230,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	215,841
198,330	Ligado Networks, LLC* 15.500%, 11/01/23	36,269
200,000	Lumen Technologies, Inc. 7.600%, 09/15/39	146,650
196,625	10.000%, 10/15/32*	196,108
130,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	113,953
260,000	Paramount Global 4.900%, 08/15/44	193,482
94,000	Qwest Corp. 7.250%, 09/15/25	93,730
136,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	105,924
68,000	5.375%, 01/15/31	38,558
95,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	83,943
345,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	335,119
325,000	3.875%, 09/01/31	279,705
130,000	3.125%, 09/01/26	124,873
242,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	160,877
300,000	Stagwell Global, LLC* 5.625%, 08/15/29	285,741
130,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	57,259
200,000	Time Warner Cable, LLC 6.550%, 05/01/37	192,236
105,000	7.300%, 07/01/38	107,287

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
103,000	United States Cellular Corp. 6.700%, 12/15/33	$111,511
202,000	Univision Communications, Inc.* 8.000%, 08/15/28	205,430
130,000	8.500%, 07/31/31	127,847
135,000	Viasat, Inc.* 5.625%, 04/15/27	126,307
		7,923,758
	Consumer Discretionary (3.3%)
400,000	Adams Homes, Inc.* 9.250%, 10/15/28	418,396
195,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	202,079
165,000	American Axle & Manufacturing, Inc.^ 5.000%, 10/01/29	149,455
320,000	Aptiv, PLC / Aptiv Global Financing DAC‡ 6.875%, 12/15/54 5 year CMT + 3.39%	310,918
228,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	213,260
325,000	At Home Group, Inc.* 4.875%, 07/15/28	140,345
355,000	Bath & Body Works, Inc. 6.694%, 01/15/27	364,166
195,000	6.875%, 11/01/35	198,087
168,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	157,618
45,000	8.125%, 07/01/27	45,931
134,000	Carnival Corp.* 4.000%, 08/01/28	127,914
133,000	7.625%, 03/01/26	134,001
16,000	7.000%, 08/15/29	16,749
59,188	Carvana Company* 14.000%, 06/01/31	70,827
49,634	13.000%, 06/01/30	54,261
32,420	12.000%, 12/01/28	34,339
570,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.750%, 03/01/30	519,680
315,000	5.125%, 05/01/27	309,094
315,000	4.500%, 08/15/30	281,437
300,000	6.375%, 09/01/29^	297,261
266,000	4.250%, 02/01/31	231,106
130,000	5.000%, 02/01/28	125,888
130,000	4.750%, 02/01/32	112,776
130,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	128,101
207,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Op 5.250%, 07/15/29	199,602
132,000	Churchill Downs, Inc.* 6.750%, 05/01/31	134,500
PRINCIPAL AMOUNT		VALUE
220,000	Dana, Inc. 4.250%, 09/01/30	$192,214
195,000	4.500%, 02/15/32^	167,004
140,000	DISH DBS Corp. 5.125%, 06/01/29	93,198
101,000	7.375%, 07/01/28	74,091
265,000	DISH Network Corp.* 11.750%, 11/15/27	279,148
400,000	Empire Resorts, Inc.* 7.750%, 11/01/26	382,552
296,000	Everi Holdings, Inc.* 5.000%, 07/15/29	294,345
275,000	Ford Motor Company 6.100%, 08/19/32	276,512
425,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	384,374
350,000	5.113%, 05/03/29	340,756
340,000	7.200%, 06/10/30	359,030
240,000	7.350%, 11/04/27	252,026
98,000	Gap, Inc.* 3.875%, 10/01/31	84,408
135,000	General Motors Company 5.200%, 04/01/45	120,856
455,000	goeasy, Ltd.* 9.250%, 12/01/28	485,772
237,000	7.625%, 07/01/29	243,721
400,000	Goodyear Tire & Rubber Company^ 5.625%, 04/30/33	345,864
140,000	5.250%, 07/15/31	123,071
155,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	155,775
114,000	4.000%, 08/15/28	107,056
145,000	International Game Technology, PLC* 6.250%, 01/15/27	146,578
65,456	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	66,601
298,000	Kohl's Corp. 5.550%, 07/17/45	201,821
265,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	277,360
265,000	Liberty Interactive, LLC 8.250%, 02/01/30	136,523
256,000	Life Time, Inc.* 8.000%, 04/15/26	257,364
195,000	6.000%, 11/15/31	194,144
135,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	139,629
100,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	104,444
168,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	169,025
175,000	M/I Homes, Inc. 3.950%, 02/15/30	160,111

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
305,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	$262,883
200,000	4.300%, 02/15/43	138,178
261,000	MGM Resorts International 6.500%, 04/15/32	261,217
332,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	313,820
265,000	Newell Brands, Inc. 6.875%, 04/01/36	263,998
120,000	5.700%, 04/01/26	120,337
65,000	6.625%, 05/15/32	65,260
65,000	6.375%, 05/15/30	65,376
130,000	Nordstrom, Inc. 5.000%, 01/15/44	97,789
60,000	6.950%, 03/15/28	62,150
53,000	4.250%, 08/01/31	46,795
399,000	Patrick Industries, Inc.* 4.750%, 05/01/29	377,849
130,000	6.375%, 11/01/32	128,694
305,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	274,097
365,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	259,457
135,000	QVC, Inc. 5.450%, 08/15/34	88,579
130,000	Raising Cane's Restaurants, LLC* 9.375%, 05/01/29	139,932
20,618	Rite Aid Cmsr Note 12.000%, 08/30/34	23,711
448,000	Rite Aid Corp.*@ 0.000%, 11/15/26	—
81,390	0.000%, 10/18/24	—
81,317	Rite Aid Corp. 15.000%, 08/30/31	54,889
59,264	0.000%, 08/30/31	21,039
27,717	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	26,470
27,717	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
32,000	Royal Caribbean Cruises, Ltd.* 6.250%, 03/15/32	32,634
32,000	5.625%, 09/30/31	31,910
240,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	222,823
395,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	405,112
173,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	158,978
193,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	188,831
PRINCIPAL AMOUNT		VALUE
275,000	Station Casinos, LLC* 4.500%, 02/15/28	$262,743
260,000	STL Holding Company, LLC* 8.750%, 02/15/29	276,513
162,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	162,173
65,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	70,343
300,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	305,388
265,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	266,495
		17,069,627
	Consumer Staples (0.7%)
395,000	Arrow Bidco, LLC* 10.750%, 06/15/25	402,762
60,000	B&G Foods, Inc.* 8.000%, 09/15/28	62,383
130,000	Brink's Company* 6.500%, 06/15/29	132,907
65,000	6.750%, 06/15/32	66,225
305,000	Central Garden & Pet Company*^ 4.125%, 04/30/31	273,988
304,000	Edgewell Personal Care Company* 4.125%, 04/01/29	284,501
370,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	346,316
66,000	6.500%, 12/31/27	66,834
260,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.500%, 01/15/30	259,441
73,000	5.750%, 04/01/33	73,764
130,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.* 9.000%, 02/15/29	134,805
177,000	New Albertsons, LP 7.750%, 06/15/26	181,432
261,000	Performance Food Group, Inc.* 4.250%, 08/01/29	244,426
65,000	6.125%, 09/15/32	65,368
210,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	195,260
195,000	Post Holdings, Inc.* 6.375%, 03/01/33	193,430
130,000	6.250%, 02/15/32	131,761
252,000	Prestige Brands, Inc.* 3.750%, 04/01/31	225,669
130,000	RR Donnelley & Sons Company* 9.500%, 08/01/29	131,131
240,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	231,931
		3,704,334

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Energy (2.5%)
268,000	Apache Corp.^ 5.100%, 09/01/40	$232,053
260,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.* 6.625%, 10/15/32	257,730
295,000	Buckeye Partners, LP 6.875%, 07/01/29*	299,888
135,000	5.850%, 11/15/43	116,716
456,000	Civitas Resources, Inc.* 8.750%, 07/01/31	478,070
200,000	Continental Resources, Inc. 4.900%, 06/01/44	165,716
202,000	DT Midstream, Inc.* 4.125%, 06/15/29	189,995
195,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 year CMT + 3.12%	201,080
130,000	7.200%, 06/27/54 5 year CMT + 2.97%	134,705
325,000	Encino Acquisition Partners Holdings, LLC* 8.750%, 05/01/31	334,643
250,000	Energy Transfer, LP‡ 7.850%, 11/01/66^ 3 mo. SOFR + 3.28%	248,385
197,000	6.500%, 11/15/26 5 year CMT + 5.69%	196,939
130,000	7.125%, 10/01/54 5 year CMT + 2.83%	131,426
285,000	EnLink Midstream Partners, LP 4.850%, 07/15/26	283,846
168,000	EnLink Midstream, LLC* 6.500%, 09/01/30	177,033
430,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	441,214
135,000	6.375%, 04/01/29	137,223
198,000	Expand Energy Corp.* 6.750%, 04/15/29	200,321
196,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	202,043
110,000	7.875%, 05/15/32^	109,967
365,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	367,073
155,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	147,915
260,000	Howard Midstream Energy Partners, LLC* 7.375%, 07/15/32	265,322
260,000	Kodiak Gas Services, LLC* 7.250%, 02/15/29	267,709
262,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	261,612
PRINCIPAL AMOUNT		VALUE
263,000	Matador Resources Company* 6.500%, 04/15/32	$261,051
260,000	Moss Creek Resources Holdings, Inc.* 8.250%, 09/01/31	255,200
200,000	Nabors Industries, Inc.* 7.375%, 05/15/27	200,604
100,000	9.125%, 01/31/30	103,519
200,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	190,564
177,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	176,648
275,000	Oceaneering International, Inc. 6.000%, 02/01/28	269,519
260,000	Parkland Corp.* 6.625%, 08/15/32	259,519
131,000	5.875%, 07/15/27	129,721
138,000	Patterson-UTI Energy, Inc.^ 5.150%, 11/15/29	135,250
246,000	Permian Resources Operating, LLC* 7.000%, 01/15/32	251,309
65,000	6.250%, 02/01/33	64,575
270,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	270,122
365,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	345,308
95,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	98,152
95,000	7.500%, 03/01/55 5 year CMT + 3.67%	98,833
260,000	Summit Midstream Holdings, LLC* 8.625%, 10/31/29	268,926
328,950	Transocean, Inc.* 8.750%, 02/15/30	341,299
260,000	8.250%, 05/15/29	261,516
165,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	168,760
65,000	4.125%, 08/15/31	59,277
65,000	3.875%, 08/15/29	60,106
525,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 year CMT + 5.44%	524,974
330,000	8.375%, 06/01/31	343,045
200,000	8.125%, 06/01/28	207,662
137,000	7.000%, 01/15/30	137,926
135,000	9.875%, 02/01/32	147,458
135,000	9.500%, 02/01/29	149,314
252,000	Vital Energy, Inc.* 7.875%, 04/15/32^	242,474
165,000	7.750%, 07/31/29	162,268
275,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	267,663

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
327,000	Weatherford International, Ltd.* 8.625%, 04/30/30	$338,246
163,000	Wildfire Intermediate Holdings, LLC* 7.500%, 10/15/29	157,989
		12,797,421
	Financials (2.6%)
420,000	Acrisure, LLC / Acrisure Finance, Inc.* 8.250%, 02/01/29	427,144
260,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 7.375%, 10/01/32	258,549
260,000	6.500%, 10/01/31	258,211
367,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	331,203
125,000	4.700%, 05/15/28 7 year CMT + 3.48%	101,760
268,000	AmWINS Group, Inc.* 4.875%, 06/30/29	252,534
98,000	AssuredPartners, Inc.* 5.625%, 01/15/29	92,865
260,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	266,237
275,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	290,169
130,000	Brandywine Operating Partnership, LP 8.875%, 04/12/29	140,960
463,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	441,813
275,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	265,254
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	201,252
100,000	Corebridge Financial, Inc.^‡ 6.375%, 09/15/54 5 year CMT + 2.65%	99,867
255,000	Credit Acceptance Corp. 6.625%, 03/15/26^	255,181
180,000	9.250%, 12/15/28*	190,885
265,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	285,686
300,000	GGAM Finance, Ltd.* 8.000%, 02/15/27	310,155
130,000	5.875%, 03/15/30	128,491
268,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	245,981
145,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 8.000%, 06/15/27	152,019
PRINCIPAL AMOUNT		VALUE
398,000	HUB International, Ltd.* 5.625%, 12/01/29	$385,340
195,000	7.375%, 01/31/32	199,081
202,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	168,729
550,000	Iron Mountain, Inc.* 5.250%, 03/15/28	540,573
540,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	499,441
255,000	6.625%, 10/15/31	253,929
280,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 4.750%, 06/15/29	267,047
269,000	5.250%, 10/01/25	268,217
162,000	7.000%, 07/15/31	168,375
220,000	LD Holdings Group, LLC* 8.750%, 11/01/27	210,949
280,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	233,142
104,860	10.000%, 10/15/32	103,973
28,000	4.625%, 09/15/27	25,492
200,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	188,184
265,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	280,169
390,000	MetLife, Inc. 6.400%, 12/15/66	406,552
170,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	156,708
130,000	Newmark Group, Inc. 7.500%, 01/12/29	137,755
185,000	OneMain Finance Corp. 9.000%, 01/15/29	196,006
180,000	3.875%, 09/15/28	166,343
130,000	7.500%, 05/15/31	133,012
255,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.000%, 02/01/30	261,255
260,000	Provident Funding Associates, LP / PFG Finance Corp.* 9.750%, 09/15/29	266,445
265,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	268,177
169,000	4.500%, 02/15/29	161,843
125,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.625%, 03/01/29	115,358
120,000	3.875%, 03/01/31	106,946
190,000	Service Properties Trust 8.375%, 06/15/29	185,155

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
260,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	$255,219
325,000	StoneX Group, Inc.* 7.875%, 03/01/31	342,452
310,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	295,811
130,000	5.750%, 06/15/27	127,977
135,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	116,181
167,000	10.500%, 02/15/28	178,020
130,000	VFH Parent, LLC / Valor Co-Issuer, Inc.* 7.500%, 06/15/31	133,840
300,000	VZ Secured Financing, BV* 5.000%, 01/15/32	269,643
280,000	XHR, LP* 6.375%, 08/15/25	280,042
		13,349,597
	Health Care (1.1%)
533,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	417,824
197,000	10.875%, 01/15/32	211,470
146,000	6.875%, 04/15/29^	123,352
33,000	5.250%, 05/15/30	28,848
313,000	DaVita, Inc.* 3.750%, 02/15/31	272,717
291,000	4.625%, 06/01/30	267,938
255,000	6.875%, 09/01/32	256,484
195,000	Embecta Corp.* 5.000%, 02/15/30	176,865
67,000	6.750%, 02/15/30	62,590
130,000	Encompass Health Corp. 4.750%, 02/01/30	125,130
130,000	4.500%, 02/01/28	126,517
257,000	HCA, Inc. 7.500%, 11/06/33	289,104
200,000	Jazz Securities DAC*^ 4.375%, 01/15/29	189,708
336,000	Medline Borrower, LP* 5.250%, 10/01/29	325,853
335,000	3.875%, 04/01/29	313,805
33,000	Medline Borrower, LP / Medline Co-Issuer, Inc.* 6.250%, 04/01/29	33,628
490,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31^	447,444
200,000	4.125%, 04/30/28	189,710
625,000	Tenet Healthcare Corp. 6.250%, 02/01/27	625,869
375,000	6.875%, 11/15/31	402,660
PRINCIPAL AMOUNT		VALUE
335,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	$326,642
200,000	4.750%, 05/09/27	194,728
130,000	3.150%, 10/01/26	124,034
		5,532,920
	Industrials (2.2%)
260,000	Aar Escrow Issuer, LLC* 6.750%, 03/15/29	266,014
300,000	ACCO Brands Corp.* 4.250%, 03/15/29	275,403
265,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	250,086
440,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	431,702
195,000	5.875%, 02/15/28	195,489
146,000	Arcosa, Inc.* 4.375%, 04/15/29	137,986
130,000	6.875%, 08/15/32	133,457
700,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK Rate	158,606
206,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	191,590
130,000	Bombardier, Inc.* 8.750%, 11/15/30	141,075
95,000	7.000%, 06/01/32	97,403
81,000	7.250%, 07/01/31	83,856
78,000	7.875%, 04/15/27	78,243
261,000	BWX Technologies, Inc.* 4.125%, 04/15/29	247,264
273,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	268,804
68,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	67,245
350,000	Deluxe Corp.* 8.000%, 06/01/29	330,221
260,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	262,051
252,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	256,448
145,000	EnerSys* 4.375%, 12/15/27	140,012
135,000	6.625%, 01/15/32	138,892
97,000	EquipmentShare.com, Inc.* 8.000%, 03/15/33	98,257
95,000	8.625%, 05/15/32	98,121
161,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	156,764

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
175,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	$172,074
125,000	3.500%, 03/01/29	114,251
290,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	272,565
623,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	575,957
350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	347,718
130,000	6.625%, 06/15/29	133,154
195,000	JELD-WEN, Inc.* 7.000%, 09/01/32	194,493
135,000	4.875%, 12/15/27	130,793
445,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	431,810
265,000	Knife River Holding Company* 7.750%, 05/01/31	278,004
195,000	Masterbrand, Inc.* 7.000%, 07/15/32	200,015
170,000	Moog, Inc.* 4.250%, 12/15/27	162,882
323,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	218,671
272,000	Novelis Corp.* 4.750%, 01/30/30	254,908
180,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	172,105
65,000	Sealed Air Corp.* 6.500%, 07/15/32	66,031
65,000	5.000%, 04/15/29	62,833
206,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	208,184
65,000	7.250%, 02/15/31	67,523
247,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	220,895
270,000	Standard Industries, Inc.* 5.000%, 02/15/27	264,757
216,000	Stericycle, Inc.* 3.875%, 01/15/29	213,881
285,000	TransDigm, Inc.* 6.875%, 12/15/30	292,598
200,000	6.750%, 08/15/28	204,666
100,000	7.125%, 12/01/31	103,725
65,000	6.625%, 03/01/32	66,175
89,276	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	84,167
265,000	Vertiv Group Corp.* 4.125%, 11/15/28	252,603
274,000	Wabash National Corp.* 4.500%, 10/15/28	249,159
240,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	239,546
PRINCIPAL AMOUNT		VALUE
157,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	$150,469
130,000	7.375%, 10/01/31	134,931
100,000	6.625%, 06/15/29	101,578
		11,148,110
	Information Technology (0.7%)
153,000	Coherent Corp.* 5.000%, 12/15/29	146,872
116,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	117,959
130,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	127,466
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	131,248
300,000	KBR, Inc.* 4.750%, 09/30/28	288,621
300,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28	136,554
130,000	5.500%, 09/01/28	89,149
132,000	NCL Corp., Ltd.* 8.125%, 01/15/29	139,924
198,000	ON Semiconductor Corp.*^ 3.875%, 09/01/28	185,974
204,000	Open Text Corp.* 3.875%, 02/15/28	191,925
135,000	6.900%, 12/01/27	140,520
98,000	3.875%, 12/01/29	89,537
98,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	88,122
230,000	Playtika Holding Corp.* 4.250%, 03/15/29	207,851
370,000	TTM Technologies, Inc.* 4.000%, 03/01/29	346,198
185,000	Twilio, Inc. 3.625%, 03/15/29	170,563
66,000	3.875%, 03/15/31	59,627
97,000	UKG, Inc.* 6.875%, 02/01/31	99,486
390,000	Viavi Solutions, Inc.*^ 3.750%, 10/01/29	354,038
130,000	Zebra Technologies Corp.* 6.500%, 06/01/32	133,095
300,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	273,822
		3,518,551
	Materials (0.7%)
140,000	ArcelorMittal, SA 7.000%, 10/15/39	152,834
147,000	ATI, Inc. 5.875%, 12/01/27	146,428
260,000	Avient Corp.* 6.250%, 11/01/31	261,807

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
67,000	Carpenter Technology Corp. 7.625%, 03/15/30	$69,383
260,000	Chemours Company*^ 4.625%, 11/15/29	225,774
420,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	390,356
200,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	200,348
130,000	Commercial Metals Company 4.125%, 01/15/30	120,621
65,000	4.375%, 03/15/32	59,833
250,000	Constellium, SE*^ 6.375%, 08/15/32	246,580
136,000	HB Fuller Company 4.250%, 10/15/28	128,955
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	215,907
235,000	Kaiser Aluminum Corp.*^ 4.625%, 03/01/28	224,329
279,000	Mercer International, Inc. 5.125%, 02/01/29	241,081
133,000	12.875%, 10/01/28*	141,097
250,000	OCI, NV* 6.700%, 03/16/33	249,822
305,000	Silgan Holdings, Inc. 4.125%, 02/01/28	292,827
195,000	Terex Corp* 6.250%, 10/15/32	194,156
131,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	70,444
		3,632,582
	Other (0.0%)
140,000	Gen Digital, Inc.* 6.750%, 09/30/27	142,551
	Real Estate (0.1%)
210,000	EPR Propertiesµ 3.750%, 08/15/29	193,444
195,000	Forestar Group, Inc.* 5.000%, 03/01/28	186,560
301,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	287,753
		667,757
	Special Purpose Acquisition Companies (0.1%)
65,000	Clydesdale Acquisition Holdings, Inc.* 6.875%, 01/15/30	66,055
260,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	236,600
131,000	4.625%, 01/15/29	122,431
		425,086
PRINCIPAL AMOUNT		VALUE
	Utilities (0.1%)
95,000	AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	$98,405
212,000	Duke Energy Corp.^‡ 6.450%, 09/01/54 5 year CMT + 2.59%	216,020
95,000	Entergy Corp.‡ 7.125%, 12/01/54 5 year CMT + 2.67%	97,387
95,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	97,765
97,000	PPL Capital Funding, Inc.‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	96,463
125,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	126,454
65,000	8.000%, 10/15/26 5 year CMT + 6.93%	66,921
		799,415
	TOTAL CORPORATE BONDS (Cost $85,127,252)	81,747,901
CONVERTIBLE BONDS (123.8%)
	Communication Services (6.7%)
264,000	Cable One, Inc.µ 0.000%, 03/15/26	241,082
7,250,000	Liberty Media Corp.* 2.375%, 09/30/53	9,079,537
7,750,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	8,583,823
4,500,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	3,996,495
14,000,000	Snap, Inc.* 0.500%, 05/01/30	12,535,880
		34,436,817
	Consumer Discretionary (28.0%)
5,000,000	Airbnb, Inc.µ 0.000%, 03/15/26	4,659,100
13,500,000	Alibaba Group Holding, Ltd.*^ 0.500%, 06/01/31	15,571,710
4,000,000	Booking Holdings, Inc. 0.750%, 05/01/25	9,955,240
3,750,000	Carnival Corp. 5.750%, 12/01/27	6,865,725
6,000,000	Chegg, Inc. 0.000%, 09/01/26	4,492,560
260,000	DISH Network Corp. 0.000%, 12/15/25	232,006
9,750,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	8,259,225

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
11,250,000	Etsy, Inc.µ 0.125%, 09/01/27	$9,642,713
4,500,000	Ford Motor Company 0.000%, 03/15/26	4,377,330
6,750,000	JD.com, Inc.*^ 0.250%, 06/01/29	7,707,353
2,125,000	Lucid Group, Inc.*µ 1.250%, 12/15/26	1,569,121
9,000,000	Marriott Vacations Worldwide Corp.µ 3.250%, 12/15/27	8,307,540
8,500,000	Meritage Homes Corp.* 1.750%, 05/15/28	9,028,360
10,000,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	8,711,800
1,750,000	Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	7,272,405
5,000,000	Shake Shack, Inc. 0.000%, 03/01/28	5,002,650
7,000,000	Trip.com Group, Ltd.* 0.750%, 06/15/29	8,253,490
13,250,000	Vail Resorts, Inc.µ 0.000%, 01/01/26	12,435,522
11,750,000	Wayfair, Inc.µ 3.250%, 09/15/27	12,374,747
		144,718,597
	Consumer Staples (2.4%)
2,525,000	Enovis Corp. 3.875%, 10/15/28	2,635,090
1,772,000	Immunocore Holdings, PLC* 2.500%, 02/01/30	1,536,519
4,000,000	Post Holdings, Inc. 2.500%, 08/15/27	4,581,560
3,500,000	Spectrum Brands, Inc.*µ 3.375%, 06/01/29	3,547,460
		12,300,629
	Energy (2.1%)
3,500,000	Kosmos Energy, Ltd.* 3.125%, 03/15/30	3,141,285
4,265,000	Nabors Industries, Inc. 1.750%, 06/15/29	3,283,496
3,750,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	4,329,712
9,600,000	SunEdison, Inc.*@ 0.000%, 01/15/49	105,600
		10,860,093
	Financials (2.0%)
3,625,000	Coinbase Global, Inc.*µ 0.250%, 04/01/30	3,301,541
7,250,000	Global Payments, Inc.*µ^ 1.500%, 03/01/31	6,916,210
		10,217,751
PRINCIPAL AMOUNT		VALUE
	Health Care (18.2%)
4,000,000	Alnylam Pharmaceuticals, Inc. 1.000%, 09/15/27	$4,568,160
4,750,000	Alphatec Holdings, Inc. 0.750%, 08/01/26	4,423,580
8,250,000	CONMED Corp.µ 2.250%, 06/15/27	7,599,405
10,500,000	CryoPort, Inc.* 0.750%, 12/01/26	9,227,820
7,000,000	Dexcom, Inc.µ 0.375%, 05/15/28	6,176,380
6,000,000	Exact Sciences Corp. 0.375%, 03/15/27µ	5,830,980
3,250,000	2.000%, 03/01/30*	3,685,727
6,750,000	Halozyme Therapeutics, Inc.µ 0.250%, 03/01/27	6,480,810
1,250,000	Insmed, Inc. 0.750%, 06/01/28	2,656,513
3,750,000	Insulet Corp. 0.375%, 09/01/26	4,425,375
5,500,000	Integer Holdings Corp.^ 2.125%, 02/15/28	8,368,085
3,750,000	Ionis Pharmaceuticals, Inc.µ 0.000%, 04/01/26	3,705,750
4,750,000	Jazz Investments I, Ltd.µ 2.000%, 06/15/26	4,706,347
2,439,000	Lantheus Holdings, Inc. 2.625%, 12/15/27	3,784,572
9,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,425,360
7,500,000	Omnicell, Inc.µ 0.250%, 09/15/25	7,244,175
3,250,000	Sarepta Therapeutics, Inc. 1.250%, 09/15/27	3,684,688
		93,993,727
	Industrials (6.4%)
3,750,000	Axon Enterprise, Inc. 0.500%, 12/15/27	7,106,062
2,900,000	Fluor Corp. 1.125%, 08/15/29	3,802,973
3,500,000	Tetra Tech, Inc. 2.250%, 08/15/28	4,724,685
14,508,000	Uber Technologies, Inc.*µ 0.875%, 12/01/28	17,477,643
		33,111,363
	Information Technology (48.9%)
3,625,000	Advanced Energy Industries, Inc. 2.500%, 09/15/28	3,849,931
7,250,000	Akamai Technologies, Inc. 1.125%, 02/15/29	7,365,637
3,750,000	0.375%, 09/01/27	3,865,575

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
7,750,000	Bentley Systems, Inc. 0.125%, 01/15/26	$7,655,217
6,500,000	BILL Holdings, Inc.µ 0.000%, 12/01/25	6,100,705
3,500,000	Box, Inc.* 1.500%, 09/15/29	3,438,155
5,000,000	Confluent, Inc.µ 0.000%, 01/15/27	4,467,650
4,250,000	Datadog, Inc. 0.125%, 06/15/25	5,905,970
5,250,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	4,662,000
7,927,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	7,398,745
1,750,000	Five9, Inc.µ 0.500%, 06/01/25	1,699,950
7,250,000	Guidewire Software, Inc.* 1.250%, 11/01/29	7,382,240
6,750,000	Itron, Inc.*^ 1.375%, 07/15/30	7,367,220
6,500,000	Lumentum Holdings, Inc. 1.500%, 12/15/29	7,538,245
7,000,000	MicroStrategy, Inc.*µ 2.250%, 06/15/32	10,319,400
13,750,000	MKS Instruments, Inc.*µ 1.250%, 06/01/30	13,246,200
5,250,000	NCL Corp., Ltd. 1.125%, 02/15/27µ	5,420,888
2,750,000	5.375%, 08/01/25	3,942,345
2,750,000	Nutanix, Inc. 0.250%, 10/01/27	3,386,433
3,500,000	Okta, Inc.µ 0.375%, 06/15/26	3,243,275
15,000,000	ON Semiconductor Corp.µ 0.500%, 03/01/29	14,979,450
2,750,000	Palo Alto Networks, Inc.µ 0.375%, 06/01/25	9,952,882
5,250,000	Parsons Corp.* 2.625%, 03/01/29	6,805,417
3,250,000	Q2 Holdings, Inc. 0.750%, 06/01/26	3,651,538
6,500,000	Rapid7, Inc.^ 1.250%, 03/15/29	6,201,260
9,750,000	Repay Holdings Corp.* 0.000%, 02/01/26	9,047,512
5,000,000	Seagate HDD Cayman 3.500%, 06/01/28	6,694,900
12,000,000	Shift4 Payments, Inc.µ 0.000%, 12/15/25	14,679,120
7,250,000	Snowflake, Inc.*µ 0.000%, 10/01/29	7,404,425
5,750,000	Tyler Technologies, Inc. 0.250%, 03/15/26	7,296,807
PRINCIPAL AMOUNT		VALUE
10,500,000	Unity Software, Inc.µ 0.000%, 11/15/26	$9,370,095
7,000,000	Varonis Systems, Inc.* 1.000%, 09/15/29	7,084,210
3,500,000	Vertex, Inc.* 0.750%, 05/01/29	4,616,395
7,000,000	Western Digital Corp.*µ 3.000%, 11/15/28	10,023,790
5,500,000	Wix.com, Ltd. 0.000%, 08/15/25	5,257,780
7,750,000	Wolfspeed, Inc. 1.875%, 12/01/29	3,897,553
4,469,000	0.250%, 02/15/28	2,644,129
3,750,000	Zscaler, Inc. 0.125%, 07/01/25	4,736,663
		252,599,707
	Materials (0.9%)
5,225,000	MP Materials Corp.*µ 0.250%, 04/01/26	4,837,514
	Other (0.0%)
135,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	93,240
	Real Estate (0.9%)
5,250,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	4,800,128
	Utilities (7.3%)
3,750,000	CMS Energy Corp. 3.375%, 05/01/28	3,978,488
6,500,000	Duke Energy Corp. 4.125%, 04/15/26	6,863,545
13,250,000	PPL Capital Funding, Inc.µ^ 2.875%, 03/15/28	13,864,535
11,750,000	Southern Companyµ 3.875%, 12/15/25	13,120,637
		37,827,205
	TOTAL CONVERTIBLE BONDS (Cost $648,987,839)	639,796,771
BANK LOANS (3.1%)¡
	Airlines (0.1%)
174,125	Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	174,543
157,500	American Airlines, Inc.‡ 9.629%, 04/20/28 3 mo. SOFR + 4.75%	162,234
179,100	United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	179,723
		516,500

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Communication Services (0.4%)
12,316	Audacy Capital Corp.‡ 11.800%, 10/02/28 1 mo. SOFR + 7.00%	$12,439
129,335	Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	129,481
125,611	Clear Channel Outdoor Holdings, Inc.‡ 8.800%, 08/23/28 1 mo. SOFR + 4.00%	125,342
497,389	CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. USD LIBOR + 2.50%	463,865
205,098	Directv Financing, LLC‡ 9.847%, 08/02/27 3 mo. SOFR + 5.00%	205,809
420,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 0.00%	189,750
194,513	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	189,133
280,000	Telesat Canada‡ 8.074%, 12/07/26 3 mo. SOFR + 2.75%	129,032
260,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	260,541
265,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	257,763
		1,963,155
	Consumer Discretionary (0.7%)
134,325	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	134,850
74,056	American Axle & Manufacturing, Inc.‡ 7.446%, 12/12/29 6 mo. SOFR + 3.00%	74,461
68,641	American Axle & Manufacturing, Inc.‡ 7.823%, 12/12/29 1 mo. SOFR + 3.00%	69,016
63,704	American Axle & Manufacturing, Inc.‡ 7.658%, 12/12/29 3 mo. SOFR + 3.00%	64,052
374,516	Caesars Entertainment, Inc.‡ 7.435%, 02/06/30 1 mo. SOFR + 2.75%	375,374
235,963	Carnival Corp.‡ 7.435%, 10/18/28 1 mo. SOFR + 2.75%	236,847
141,600	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	142,198
PRINCIPAL AMOUNT		VALUE
105,000	Chinos Intermediate Holdings A, Inc.! 0.000%, 09/26/31	$106,531
30,000	Chinos Intermediate Holdings A, Inc.‡ 13.000%, 09/26/31 3 mo. Prime + 5.00%	30,438
258,697	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	258,955
87,912	Hanesbrands, Inc.‡ 8.435%, 03/08/30 1 mo. SOFR + 3.75%	88,681
260,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	260,055
255,460	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	255,738
114,713	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	116,577
546,698	PetSmart, Inc.‡ 8.535%, 02/11/28 1 mo. SOFR + 3.75%	544,306
195,000	Staples, Inc.‡ 10.689%, 09/04/29 3 mo. SOFR + 5.75%	181,036
258,700	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	258,580
169,761	TKC Holdings, Inc.‡ 9.759%, 05/15/28 1 mo. SOFR + 5.00%	169,549
262,855	Windsor Holdings III, LLC‡ 8.259%, 08/01/30 1 mo. SOFR + 3.50%	264,530
		3,631,774
	Consumer Staples (0.3%)
879,714	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	897,313
195,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	194,756
269,325	Fiesta Purchaser, Inc.‡ 8.685%, 02/12/31 1 mo. SOFR + 4.00%	270,405
273,625	Star Parent, Inc.‡ 8.354%, 09/27/30 3 mo. SOFR + 3.75%	268,393
60,000	Star Parent, Inc.! 0.000%, 09/27/30	58,853
169,150	United Natural Foods, Inc.‡ 9.435%, 05/01/31 1 mo. SOFR + 4.75%	170,419
		1,860,139

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Energy (0.1%)
249,888	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	$250,566
124,063	New Fortress Energy, Inc.‡ 9.585%, 10/27/28 3 mo. SOFR + 5.00%	117,455
384,994	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	384,834
		752,855
	Financials (0.5%)
363,452	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	363,886
202,956	Amynta Agency Borrower, Inc.‡ 8.435%, 02/28/28 1 mo. SOFR + 3.75%	203,759
348,250	AssuredPartners, Inc.‡ 8.185%, 02/14/31 1 mo. SOFR + 3.50%	349,145
202,954	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	202,999
149,251	Broadstreet Partners, Inc.‡ 7.935%, 06/13/31 1 mo. SOFR + 3.25%	149,308
260,000	Dragon Buyer, Inc‡ 7.897%, 09/30/31 3 mo. SOFR + 3.25%	258,742
258,702	HUB International, Ltd.‡ 7.367%, 06/20/30 3 mo. SOFR + 2.75%	259,491
193,538	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	192,691
255,058	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	255,377
200,000	Level 3 Financing, Inc.‡ 11.278%, 04/15/29 1 mo. SOFR + 6.56%	204,500
65,000	Level 3 Financing, Inc.! 0.000%, 04/15/29	66,462
260,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	260,935
		2,767,295
	Health Care (0.1%)
282,353	Padagis, LLC‡ 9.596%, 07/06/28 3 mo. SOFR + 4.75%	263,294
PRINCIPAL AMOUNT		VALUE
	Industrials (0.2%)
262,962	ACProducts, Inc.‡ 9.115%, 05/17/28 3 mo. SOFR + 4.25%	$220,230
259,350	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	260,469
122,833	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	123,084
523,014	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	524,097
		1,127,880
	Information Technology (0.3%)
367,711	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	367,172
203,963	Camelot U.S. Acquisition, LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	204,371
265,496	Dun & Bradstreet Corp.‡ 7.468%, 01/18/29 1 mo. SOFR + 2.75%	266,231
219,707	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	220,229
242,897	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	243,130
129,675	UKG, Inc.‡ 7.617%, 02/10/31 3 mo. SOFR + 3.00%	129,969
		1,431,102
	Materials (0.3%)
262,836	Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	264,041
412,938	Ineos U.S. Finance, LLC‡ 7.935%, 02/18/30 1 mo. SOFR + 3.25%	413,842
330,791	LSF11 A5 Holdco, LLC‡ 8.300%, 10/15/28 1 mo. SOFR + 3.50%	332,480
192,325	Trinseo Materials Operating SCA‡ 7.819%, 05/03/28 3 mo. SOFR + 2.50%	144,220
250,828	W.R. Grace & Co.-Conn.‡ 7.854%, 09/22/28 3 mo. SOFR + 3.25%	251,674
		1,406,257

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.1%)
113,867	Clydesdale Acquisition Holdings, Inc.‡ 7.860%, 04/13/29 1 mo. SOFR + 3.18%	$113,717
63,375	Fertitta Entertainment, LLC‡ 8.536%, 01/27/29 1 mo. SOFR + 3.75%	63,474
254,800	Patagonia Holdco, LLC‡ 10.854%, 08/01/29 3 mo. SOFR + 5.75%	238,399
		415,590
	TOTAL BANK LOANS (Cost $16,366,953)	16,135,841
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (11.9%)
	Energy (0.0%)
7	Gulfport Energy Corp.# 10.000%, 12/01/24 15.000% PIK rate	70,000
	Financials (4.3%)
72,795	Apollo Global Management, Inc. 6.750%, 07/31/26	5,559,354
142,880	Ares Management Corp.# 6.750%, 10/01/27	7,701,232
7,055	Bank of America Corp.‡ ‡‡ 7.250%, 12/31/49	8,712,925
		21,973,511
	Industrials (5.1%)
430,725	Boeing Company# 6.000%, 10/15/27	23,142,854
65,985	Chart Industries, Inc. 6.750%, 12/15/25	3,256,360
		26,399,214
	Information Technology (0.8%)
69,340	Hewlett Packard Enterprise Company# 7.625%, 09/01/27	4,011,319
	Utilities (1.7%)
156,300	NextEra Energy, Inc. 6.926%, 09/01/25^	6,994,425
35,740	7.299%, 06/01/27	1,891,004
		8,885,429
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $62,106,717)	61,339,473
NUMBER OF SHARES		VALUE
COMMON STOCKS (0.1%)
	Communication Services (0.0%)
5,620	Altice USA, Inc. - Class A#	$13,657
1,888	Cumulus Media, Inc. - Class A#	2,209
		15,866
	Energy (0.1%)
1,100	Cheniere Energy Partners, LP	55,605
15,585	Energy Transfer, LP	256,841
7,135	Enterprise Products Partners, LP	204,489
1,881	EP Energy Corp.#	3,292
8	Gulfport Energy Corp.µ#	1,107
		521,334
	Other (0.0%)
408	Rite Aid Equity Equity#	36,720
	TOTAL COMMON STOCKS (Cost $609,957)	573,920
PREFERRED STOCKS (0.1%)
	Communication Services (0.1%)
4,931	Qwest Corp. 6.500%, 09/01/56	79,044
2,091	Telephone and Data Systems, Inc. 6.625%, 03/31/26	43,033
3,265	United States Cellular Corp. 5.500%, 06/01/70	73,462
3,130	5.500%, 03/01/70	70,488
		266,027
	Consumer Discretionary (0.0%)
1,722	Guitar Center, Inc.#	64,575
	TOTAL PREFERRED STOCKS (Cost $420,741)	330,602
WARRANTS (0.0%)#
	Energy (0.0%)
13,522	Mcdermott International, Ltd. 06/30/27, Strike $15.98	2
12,170	Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
	TOTAL WARRANTS (Cost $5,194)	3

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2024

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Industrials (0.0%)
2,750	American Airlines Group, Inc.
3,685,000	Call, 06/20/25, Strike $17.00	$231,000
	Other (0.1%)
885	Invesco QQQ Trust Series 1
42,820,725	Put, 01/17/25, Strike $430.00	463,740
	TOTAL PURCHASED OPTIONS (Cost $1,400,675)	694,740
	TOTAL INVESTMENTS (154.9%) (Cost $815,226,987)	800,822,422
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-17.7%)		(91,750,000)
LIABILITIES, LESS OTHER ASSETS (-37.2%)		(192,074,939)
NET ASSETS (100.0%)		$516,997,483

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $301,018,586.

@  In default status and considered non-income producing.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

‡‡  Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$203,171	$—	$203,171
Corporate Bonds	—	81,747,901	—	81,747,901
Convertible Bonds	—	639,796,771	—	639,796,771
Bank Loans	—	16,135,841	—	16,135,841
Convertible Preferred Stocks	61,269,473	70,000	—	61,339,473
Common Stocks	533,908	40,012	—	573,920
Preferred Stocks	266,027	64,575	—	330,602
Warrants	—	3	—	3
Purchased Options	694,740	—	—	694,740
Total	$62,764,148	$738,058,274	$—	$800,822,422

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
170,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $159,451)	$160,647
CORPORATE BONDS (13.4%)
	Airlines (0.2%)
178,476	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	176,606
60,378	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	61,249
210,740	American Airlines Pass Through Trust Series 2021-1, Class Bµ 3.950%, 01/11/32	195,004
84,500	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	84,343
191,643	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	179,010
156,164	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	160,006
		856,218
	Communication Services (1.3%)
200,000	Altice Financing, SA* 5.750%, 08/15/29	163,672
200,000	Altice France Holding, SA* 10.500%, 05/15/27	60,968
250,000	Altice France, SA* 5.500%, 10/15/29	189,378
260,000	APi Group DE, Inc.* 4.750%, 10/15/29	246,948
273,000	Audacy Capital LLC*@ 6.750%, 03/31/29	9,438
100,000	6.500%, 05/01/27	3,846
195,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	187,471
105,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30	107,082
95,000	9.000%, 09/15/28	99,913
200,000	Connect Finco SARL / Connect US Finco, LLC* 9.000%, 09/15/29	190,190
304,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	289,016
400,000	CSC Holdings, LLC* 4.625%, 12/01/30	201,528
300,000	5.750%, 01/15/30	159,096
200,000	4.500%, 11/15/31	147,094
PRINCIPAL AMOUNT		VALUE
117,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	$112,763
325,000	Frontier California, Inc. 6.750%, 05/15/27	334,289
54,000	Frontier Communications Holdings, LLC* 8.750%, 05/15/30	57,247
352,000	Frontier Florida, LLC 6.860%, 02/01/28	366,358
330,000	Frontier North, Inc. 6.730%, 02/15/28	338,369
195,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	179,981
69,000	5.250%, 12/01/27	68,205
110,000	Gray Television, Inc.* 5.375%, 11/15/31	66,055
160,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	147,096
52,000	6.625%, 08/01/26	44,779
135,000	iHeartCommunications, Inc. 8.375%, 05/01/27	71,416
80,000	5.250%, 08/15/27*	53,917
200,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	187,688
167,354	Ligado Networks, LLC* 15.500%, 11/01/23	30,604
160,000	Lumen Technologies, Inc. 7.600%, 09/15/39	117,320
152,500	10.000%, 10/15/32*	152,099
109,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	95,545
205,000	Paramount Global 4.900%, 08/15/44	152,553
73,000	Qwest Corp. 7.250%, 09/15/25	72,790
111,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29^	86,452
56,000	5.375%, 01/15/31	31,754
95,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	83,943
264,000	Sirius XM Radio, Inc.* 3.875%, 09/01/31	227,206
225,000	5.500%, 07/01/29	218,556
110,000	3.125%, 09/01/26	105,662
202,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	134,286
245,000	Stagwell Global, LLC* 5.625%, 08/15/29	233,355
114,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	50,211
160,000	Time Warner Cable, LLC 6.550%, 05/01/37	153,789
85,000	7.300%, 07/01/38	86,851

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
75,000	United States Cellular Corp. 6.700%, 12/15/33	$81,197
160,000	Univision Communications, Inc.* 8.000%, 08/15/28	162,717
105,000	8.500%, 07/31/31	103,261
105,000	Viasat, Inc.* 5.625%, 04/15/27	98,239
		6,562,193
	Consumer Discretionary (2.8%)
310,000	Adams Homes, Inc.* 9.250%, 10/15/28	324,257
155,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	160,627
132,000	American Axle & Manufacturing, Inc.^ 5.000%, 10/01/29	119,564
275,000	Aptiv, PLC / Aptiv Global Financing DAC‡ 6.875%, 12/15/54 5 year CMT + 3.39%	267,195
190,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	177,716
267,000	At Home Group, Inc.* 4.875%, 07/15/28	115,299
292,000	Bath & Body Works, Inc. 6.694%, 01/15/27	299,539
165,000	6.875%, 11/01/35	167,612
136,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	127,595
38,000	8.125%, 07/01/27	38,786
108,000	Carnival Corp.* 7.625%, 03/01/26	108,813
105,000	4.000%, 08/01/28	100,231
13,000	7.000%, 08/15/29	13,609
50,082	Carvana Company* 14.000%, 06/01/31	59,931
41,738	13.000%, 06/01/30	45,629
27,947	12.000%, 12/01/28	29,601
460,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.750%, 03/01/30	419,391
255,000	5.125%, 05/01/27	250,219
250,000	6.375%, 09/01/29	247,717
215,000	4.250%, 02/01/31	186,796
125,000	5.000%, 02/01/28	121,046
125,000	4.500%, 08/15/30	111,681
108,000	4.750%, 02/01/32	93,691
108,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	106,422
137,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Op 5.250%, 07/15/29	132,104
105,000	Churchill Downs, Inc.* 6.750%, 05/01/31	106,989
PRINCIPAL AMOUNT		VALUE
175,000	Dana, Inc. 4.250%, 09/01/30	$152,898
164,000	4.500%, 02/15/32	140,455
102,000	DISH DBS Corp. 5.125%, 06/01/29	67,901
80,000	7.375%, 07/01/28	58,686
220,000	DISH Network Corp.* 11.750%, 11/15/27	231,746
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	191,276
238,000	Everi Holdings, Inc.* 5.000%, 07/15/29	236,670
220,000	Ford Motor Company 6.100%, 08/19/32	221,210
350,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	316,543
300,000	5.113%, 05/03/29	292,077
275,000	7.200%, 06/10/30	290,392
200,000	7.350%, 11/04/27	210,022
82,000	Gap, Inc.* 3.875%, 10/01/31	70,627
110,000	General Motors Companyµ 5.200%, 04/01/45	98,475
365,000	goeasy, Ltd.* 9.250%, 12/01/28	389,685
188,000	7.625%, 07/01/29	193,332
315,000	Goodyear Tire & Rubber Company^ 5.625%, 04/30/33	272,368
110,000	5.250%, 07/15/31	96,699
125,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	125,625
93,000	4.000%, 08/15/28	87,335
145,000	International Game Technology, PLC* 6.250%, 01/15/27	146,578
52,697	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	53,620
230,000	Kohl's Corp. 5.550%, 07/17/45	155,768
210,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	219,794
220,000	Liberty Interactive, LLC 8.250%, 02/01/30	113,340
204,000	Life Time, Inc.* 8.000%, 04/15/26	205,087
157,000	6.000%, 11/15/31	156,311
105,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	108,600
80,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	83,555
139,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	139,848
140,000	M/I Homes, Inc. 3.950%, 02/15/30	128,089

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
261,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	$224,959
160,000	4.300%, 02/15/43	110,542
210,000	MGM Resorts International 6.500%, 04/15/32	210,174
287,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	271,284
215,000	Newell Brands, Inc. 6.875%, 04/01/36	214,187
94,000	5.700%, 04/01/26	94,264
52,000	6.625%, 05/15/32	52,208
52,000	6.375%, 05/15/30	52,301
110,000	Nordstrom, Inc. 5.000%, 01/15/44	82,744
50,000	6.950%, 03/15/28	51,792
50,000	4.250%, 08/01/31	44,147
327,000	Patrick Industries, Inc.* 4.750%, 05/01/29	309,666
105,000	6.375%, 11/01/32	103,945
250,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	224,670
305,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	216,806
110,000	QVC, Inc. 5.450%, 08/15/34	72,175
105,000	Raising Cane's Restaurants, LLC* 9.375%, 05/01/29	113,022
17,461	Rite Aid Cmsr Note 12.000%, 08/30/34	20,080
379,000	Rite Aid Corp.*@ 0.000%, 11/15/26	—
68,927	0.000%, 10/18/24	—
119,001	Rite Aid Corp. 15.000%, 08/30/31	64,282
23,472	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	22,416
23,472	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
26,000	Royal Caribbean Cruises, Ltd.* 6.250%, 03/15/32	26,515
26,000	5.625%, 09/30/31	25,927
210,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	194,970
320,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	328,192
136,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	124,977
131,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	128,170
PRINCIPAL AMOUNT		VALUE
220,000	Station Casinos, LLC* 4.500%, 02/15/28	$210,195
210,000	STL Holding Company, LLC* 8.750%, 02/15/29	223,337
128,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	128,137
55,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	59,521
260,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	264,670
210,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	211,184
		13,668,131
	Consumer Staples (0.6%)
310,000	Arrow Bidco, LLC* 10.750%, 06/15/25	316,091
50,000	B&G Foods, Inc.* 8.000%, 09/15/28	51,986
100,000	Brink's Company* 6.500%, 06/15/29	102,236
53,000	6.750%, 06/15/32	53,999
251,000	Central Garden & Pet Company* 4.125%, 04/30/31	225,478
245,000	Edgewell Personal Care Company* 4.125%, 04/01/29	229,286
307,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	287,349
54,000	6.500%, 12/31/27^	54,682
210,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarlµ 5.500%, 01/15/30	209,548
59,000	5.750%, 04/01/33	59,617
105,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.* 9.000%, 02/15/29	108,881
174,000	New Albertsons, LP 7.750%, 06/15/26	178,357
217,000	Performance Food Group, Inc.* 4.250%, 08/01/29	203,220
52,000	6.125%, 09/15/32	52,294
165,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	153,419
157,000	Post Holdings, Inc.* 6.375%, 03/01/33	155,736
105,000	6.250%, 02/15/32	106,423
209,000	Prestige Brands, Inc.* 3.750%, 04/01/31	187,162
105,000	RR Donnelley & Sons Company* 9.500%, 08/01/29	105,914
195,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	188,444
		3,030,122

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Energy (2.1%)
223,000	Apache Corp.µ 5.100%, 09/01/40	$193,089
210,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.* 6.625%, 10/15/32	208,167
237,000	Buckeye Partners, LP 6.875%, 07/01/29*	240,927
135,000	5.850%, 11/15/43	116,716
365,000	Civitas Resources, Inc.* 8.750%, 07/01/31	382,666
160,000	Continental Resources, Inc.µ 4.900%, 06/01/44	132,573
169,000	DT Midstream, Inc.* 4.125%, 06/15/29	158,956
153,000	Enbridge, Inc.µ‡ 7.375%, 03/15/55 5 year CMT + 3.12%	157,771
100,000	7.200%, 06/27/54 5 year CMT + 2.97%	103,619
262,000	Encino Acquisition Partners Holdings, LLC* 8.750%, 05/01/31	269,774
195,000	Energy Transfer, LP‡ 7.850%, 11/01/66^ 3 mo. SOFR + 3.28%	193,740
162,000	6.500%, 11/15/26 5 year CMT + 5.69%	161,950
105,000	7.125%, 10/01/54 5 year CMT + 2.83%	106,152
224,000	EnLink Midstream Partners, LP 4.850%, 07/15/26	223,093
132,000	Enlink Midstream, LLC* 6.500%, 09/01/30	139,098
355,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	364,258
110,000	6.375%, 04/01/29	111,812
167,000	Expand Energy Corp.* 6.750%, 04/15/29	168,957
138,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	142,255
90,000	7.875%, 05/15/32	89,973
300,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	301,704
125,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	119,286
210,000	Howard Midstream Energy Partners, LLC* 7.375%, 07/15/32	214,299
210,000	Kodiak Gas Services, LLC* 7.250%, 02/15/29	216,226
217,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	216,679
PRINCIPAL AMOUNT		VALUE
213,000	Matador Resources Company* 6.500%, 04/15/32	$211,422
210,000	Moss Creek Resources Holdings, Inc.* 8.250%, 09/01/31	206,123
160,000	Nabors Industries, Inc.* 7.375%, 05/15/27	160,483
80,000	9.125%, 01/31/30	82,815
160,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	152,451
144,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	143,713
223,000	Oceaneering International, Inc. 6.000%, 02/01/28	218,556
210,000	Parkland Corp.* 6.625%, 08/15/32	209,611
108,000	5.875%, 07/15/27	106,946
112,000	Patterson-UTI Energy, Inc.^ 5.150%, 11/15/29	109,768
202,000	Permian Resources Operating, LLC* 7.000%, 01/15/32	206,359
52,000	6.250%, 02/01/33	51,660
270,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	270,121
305,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	288,545
80,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	82,654
80,000	7.500%, 03/01/55 5 year CMT + 3.67%	83,228
210,000	Summit Midstream Holdings, LLC* 8.625%, 10/31/29	217,209
263,500	Transocean, Inc.* 8.750%, 02/15/30	273,392
210,000	8.250%, 05/15/29	211,224
130,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	132,963
55,000	4.125%, 08/15/31	50,158
55,000	3.875%, 08/15/29	50,859
425,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 year CMT + 5.44%	424,979
265,000	8.375%, 06/01/31	275,475
155,000	8.125%, 06/01/28	160,938
110,000	7.000%, 01/15/30	110,744
105,000	9.875%, 02/01/32	114,689
105,000	9.500%, 02/01/29	116,133
205,000	Vital Energy, Inc.* 7.875%, 04/15/32^	197,251
100,000	7.750%, 07/31/29	98,344
190,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	184,931

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
262,000	Weatherford International, Ltd.* 8.625%, 04/30/30	$271,010
131,000	Wildfire Intermediate Holdings, LLC* 7.500%, 10/15/29	126,973
		10,335,467
	Financials (2.2%)
340,000	Acrisure, LLC / Acrisure Finance, Inc.* 8.250%, 02/01/29	345,783
210,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 7.375%, 10/01/32	208,828
210,000	6.500%, 10/01/31	208,555
300,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	270,738
100,000	4.700%, 05/15/28 7 year CMT + 3.48%	81,408
219,000	AmWINS Group, Inc.* 4.875%, 06/30/29	206,361
80,000	AssuredPartners, Inc.* 5.625%, 01/15/29	75,808
210,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	215,038
225,000	Boost Newco Borrower LLC* 7.500%, 01/15/31	237,411
105,000	Brandywine Operating Partnership, LP 8.875%, 04/12/29	113,853
384,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	366,428
223,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	215,097
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	201,252
80,000	Corebridge Financial, Inc.^‡ 6.375%, 09/15/54 5 year CMT + 2.65%	79,894
205,000	Credit Acceptance Corp. 6.625%, 03/15/26	205,146
140,000	9.250%, 12/15/28*	148,466
210,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	226,393
235,000	GGAM Finance, Ltd.* 8.000%, 02/15/27	242,955
105,000	5.875%, 03/15/30	103,781
218,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	200,089
120,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 8.000%, 06/15/27	125,809
PRINCIPAL AMOUNT		VALUE
324,000	HUB International, Ltd.* 5.625%, 12/01/29	$313,694
160,000	7.375%, 01/31/32	163,349
164,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	136,988
435,000	Iron Mountain, Inc.* 5.250%, 03/15/28	427,544
600,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	554,934
224,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 4.750%, 06/15/29	213,638
199,000	5.250%, 10/01/25	198,421
131,000	7.000%, 07/15/31	136,155
180,000	LD Holdings Group, LLC* 8.750%, 11/01/27	172,595
235,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	195,673
81,340	10.000%, 10/15/32	80,652
22,000	4.625%, 09/15/27	20,029
162,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	152,429
210,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	222,020
321,000	MetLife, Inc.µ 6.400%, 12/15/66	334,623
150,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	138,271
105,000	Newmark Group, Inc. 7.500%, 01/12/29	111,263
150,000	OneMain Finance Corp. 3.875%, 09/15/28	138,619
145,000	9.000%, 01/15/29	153,626
100,000	7.500%, 05/15/31	102,317
200,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.000%, 02/01/30	204,906
210,000	Provident Funding Associates, LP / PFG Finance Corp.* 9.750%, 09/15/29	215,206
215,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	217,578
147,000	4.500%, 02/15/29	140,775
100,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	89,122
100,000	3.625%, 03/01/29	92,286
160,000	Service Properties Trust 8.375%, 06/15/29	155,920
210,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	206,138

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
265,000	StoneX Group, Inc.* 7.875%, 03/01/31	$279,230
258,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	246,191
105,000	5.750%, 06/15/27	103,366
110,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	94,666
130,000	10.500%, 02/15/28	138,589
105,000	VFH Parent, LLC / Valor Co-Issuer, Inc.* 7.500%, 06/15/31	108,102
250,000	VZ Secured Financing, BV* 5.000%, 01/15/32	224,702
237,000	XHR, LP* 6.375%, 08/15/25	237,036
		10,799,746
	Health Care (0.9%)
435,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	341,001
158,000	10.875%, 01/15/32	169,605
127,000	6.875%, 04/15/29^	107,300
27,000	5.250%, 05/15/30	23,603
258,000	DaVita, Inc.* 3.750%, 02/15/31	224,795
233,000	4.625%, 06/01/30	214,535
205,000	6.875%, 09/01/32	206,193
162,000	Embecta Corp.* 5.000%, 02/15/30	146,934
52,000	6.750%, 02/15/30	48,577
110,000	Encompass Health Corp. 4.750%, 02/01/30	105,879
110,000	4.500%, 02/01/28	107,053
273,000	HCA, Inc.µ 7.500%, 11/06/33	307,103
200,000	Jazz Securities DAC* 4.375%, 01/15/29	189,708
270,000	Medline Borrower, LP* 3.875%, 04/01/29	252,917
267,000	5.250%, 10/01/29	258,937
26,000	Medline Borrower, LP / Medline Co-Issuer, Inc.* 6.250%, 04/01/29	26,495
400,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV*^ 5.125%, 04/30/31	365,260
430,000	Tenet Healthcare Corp. 6.250%, 02/01/27	430,598
295,000	6.875%, 11/15/31	316,759
270,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29	263,264
200,000	4.750%, 05/09/27	194,728
100,000	3.150%, 10/01/26	95,411
		4,396,655
PRINCIPAL AMOUNT		VALUE
	Industrials (1.8%)
210,000	Aar Escrow Issuer, LLC* 6.750%, 03/15/29	$214,857
260,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	238,683
200,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	188,744
365,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	358,116
155,000	5.875%, 02/15/28	155,389
127,000	Arcosa, Inc.* 4.375%, 04/15/29	120,029
105,000	6.875%, 08/15/32	107,792
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	107,625
178,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	165,549
105,000	Bombardier, Inc.* 8.750%, 11/15/30	113,945
80,000	7.000%, 06/01/32	82,024
68,000	7.250%, 07/01/31	70,398
60,000	7.875%, 04/15/27	60,187
226,000	BWX Technologies, Inc.* 4.125%, 04/15/29	214,106
215,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	211,695
56,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	55,378
282,000	Deluxe Corp.* 8.000%, 06/01/29	266,064
213,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	214,681
205,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	208,618
140,000	EnerSys* 4.375%, 12/15/27	135,184
110,000	6.625%, 01/15/32	113,171
80,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	82,628
78,000	8.000%, 03/15/33	79,011
135,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	131,448
102,000	Graphic Packaging International, LLC* 3.500%, 03/01/29	93,229
85,000	4.750%, 07/15/27	83,579
236,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	221,812
516,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	477,037

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
270,000	Herc Holdings, Inc.* 5.500%, 07/15/27	$268,240
105,000	6.625%, 06/15/29	107,547
157,000	JELD-WEN, Inc.* 7.000%, 09/01/32	156,592
110,000	4.875%, 12/15/27	106,572
360,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	349,330
210,000	Knife River Holding Company* 7.750%, 05/01/31	220,305
157,000	Masterbrand, Inc.* 7.000%, 07/15/32	161,038
135,000	Moog, Inc.* 4.250%, 12/15/27	129,348
275,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	186,175
232,000	Novelis Corp.* 4.750%, 01/30/30	217,421
148,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	141,509
55,000	Sealed Air Corp.* 6.500%, 07/15/32	55,872
54,000	5.000%, 04/15/29	52,200
163,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	164,728
50,000	7.250%, 02/15/31	51,941
210,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	187,805
225,000	Standard Industries, Inc.* 5.000%, 02/15/27	220,630
176,000	Stericycle, Inc.* 3.875%, 01/15/29	174,273
225,000	TransDigm, Inc.* 6.875%, 12/15/30	230,998
155,000	6.750%, 08/15/28	158,616
80,000	7.125%, 12/01/31	82,980
52,000	6.625%, 03/01/32	52,940
75,377	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	71,063
217,000	Vertiv Group Corp.* 4.125%, 11/15/28	206,849
228,000	Wabash National Corp.* 4.500%, 10/15/28	207,329
170,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	169,679
128,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	122,675
105,000	7.375%, 10/01/31	108,983
80,000	6.625%, 06/15/29	81,262
		9,015,879
PRINCIPAL AMOUNT		VALUE
	Information Technology (0.6%)
126,000	Coherent Corp.* 5.000%, 12/15/29	$120,954
79,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	80,334
108,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	105,895
93,000	Fair Isaac Corp.* 4.000%, 06/15/28	88,450
245,000	KBR, Inc.* 4.750%, 09/30/28	235,707
245,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28	111,519
110,000	5.500%, 09/01/28	75,434
105,000	NCL Corp., Ltd.* 8.125%, 01/15/29	111,303
167,000	ON Semiconductor Corp.* 3.875%, 09/01/28	156,856
139,000	Open Text Corp.* 3.875%, 02/15/28	130,773
110,000	6.900%, 12/01/27	114,498
81,000	3.875%, 12/01/29	74,005
81,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	72,835
193,000	Playtika Holding Corp.* 4.250%, 03/15/29	174,414
315,000	TTM Technologies, Inc.* 4.000%, 03/01/29	294,736
150,000	Twilio, Inc. 3.625%, 03/15/29	138,294
57,000	3.875%, 03/15/31	51,496
79,000	UKG, Inc.* 6.875%, 02/01/31	81,025
295,000	Viavi Solutions, Inc.*^ 3.750%, 10/01/29	267,798
105,000	Zebra Technologies Corp.* 6.500%, 06/01/32	107,500
260,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	237,312
		2,831,138
	Materials (0.6%)
130,000	ArcelorMittal, SA~ 7.000%, 10/15/39	141,917
85,000	ATI, Inc. 5.875%, 12/01/27	84,669
210,000	Avient Corp.* 6.250%, 11/01/31	211,460
55,000	Carpenter Technology Corp. 7.625%, 03/15/30	56,956
220,000	Chemours Company*^ 4.625%, 11/15/29	191,039

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
355,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	$329,944
160,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	160,279
108,000	Commercial Metals Company 4.125%, 01/15/30	100,208
54,000	4.375%, 03/15/32	49,707
250,000	Constellium, SE*^ 6.375%, 08/15/32	246,580
111,000	HB Fuller Company 4.250%, 10/15/28	105,250
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	215,907
190,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	181,372
229,000	Mercer International, Inc. 5.125%, 02/01/29	197,877
107,000	12.875%, 10/01/28*^	113,514
200,000	OCI, NV* 6.700%, 03/16/33	199,858
200,000	Silgan Holdings, Inc. 4.125%, 02/01/28	192,018
157,000	Terex Corp* 6.250%, 10/15/32	156,320
113,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	60,765
		2,995,640
	Other (0.0%)
100,000	Gen Digital, Inc.* 6.750%, 09/30/27	101,822
	Real Estate (0.1%)
174,000	EPR Propertiesµ 3.750%, 08/15/29	160,282
187,000	Forestar Group, Inc.* 5.000%, 03/01/28	178,907
248,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	237,085
		576,274
	Special Purpose Acquisition Companies (0.1%)
50,000	Clydesdale Acquisition Holdings, Inc.* 6.875%, 01/15/30	50,812
220,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	200,200
107,000	4.625%, 01/15/29	100,001
		351,013
PRINCIPAL AMOUNT			VALUE
		Utilities (0.1%)
79,000		AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	$81,831
180,000		Duke Energy Corp.µ‡ 6.450%, 09/01/54 5 year CMT + 2.59%	183,413
80,000		Entergy Corp.µ‡ 7.125%, 12/01/54 5 year CMT + 2.67%	82,011
79,000		NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	81,300
79,000		PPL Capital Funding, Inc.µ‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	78,562
105,000		Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	106,221
50,000		8.000%, 10/15/26 5 year CMT + 6.93%	51,478
			664,816
		TOTAL CORPORATE BONDS (Cost $68,982,823)	66,185,114
CONVERTIBLE BONDS (35.7%)
		Communication Services (0.6%)
209,000		Cable One, Inc.µ 0.000%, 03/15/26	190,857
20,000,000	JPY	CyberAgent, Inc.~ 0.000%, 02/19/25	130,908
2,185,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	2,420,084
321,000		Snap, Inc.*µ 0.500%, 05/01/30	287,430
157,000		Zillow Group, Inc.µ 1.375%, 09/01/26	214,540
			3,243,819
		Consumer Discretionary (11.0%)
9,435,800	EUR	Accor, SA 0.700%, 12/07/27	5,440,219
6,513,000		Alibaba Group Holding, Ltd.* 0.500%, 06/01/31	7,512,485
211,000		DISH Network Corp. 0.000%, 12/15/25	188,282
197,000		DraftKings Holdings, Inc.µ 0.000%, 03/15/28	166,879
229,000		Etsy, Inc.µ 0.125%, 10/01/26	220,980
161,000		0.125%, 09/01/27	137,998
251,000		Farfetch, Ltd.@ 3.750%, 05/01/27	5,251

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT			VALUE
200,000	AUD	Flight Centre Travel Group, Ltd.~ 1.625%, 11/01/28	$125,459
11,210,000		Ford Motor Companyµ 0.000%, 03/15/26	10,904,415
2,823,000		JD.com, Inc.* 0.250%, 06/01/29	3,223,386
40,000,000	JPY	Kyoritsu Maintenance Company, Ltd. 0.000%, 01/29/26	297,383
214,000		Lucid Group, Inc.*µ 1.250%, 12/15/26	158,020
272,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	718,243
725,000		Marriott Vacations Worldwide Corp.µ 0.000%, 01/15/26	676,845
3,651,000		Meritage Homes Corp.*µ 1.750%, 05/15/28	3,877,946
160,000		NIO, Inc. 4.625%, 10/15/30	123,381
100,000	GBP	Ocado Group, PLC~ 0.750%, 01/18/27	109,424
2,729,000		Rivian Automotive, Inc.µ 4.625%, 03/15/29	2,377,450
1,691,000		3.625%, 10/15/30	1,298,756
81,000		Royal Caribbean Cruises, Ltd.µ 6.000%, 08/15/25	336,608
40,000,000	JPY	Sanrio Company, Ltd. 0.000%, 12/14/28	446,460
100,000	EUR	Shop Apotheke Europe, NV~ 0.000%, 01/21/28	105,997
162,000		Stride, Inc. 1.125%, 09/01/27	295,467
8,798,000		Trip.com Group, Ltd.*~ 0.750%, 06/15/29	10,373,458
318,000		Wayfair, Inc.µ 0.625%, 10/01/25	301,687
302,000		3.500%, 11/15/28	371,714
1,900,000	GBP	WH Smith, PLC~ 1.625%, 05/07/26	2,318,075
1,353,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	1,390,519
5,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/21/25	729,551
			54,232,338
		Consumer Staples (2.2%)
100,000	EUR	Davide Campari-Milano, NV~ 2.375%, 01/17/29	102,845
154,000		Enovis Corp. 3.875%, 10/15/28	160,714
300,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	324,237
81,000		Immunocore Holdings, PLC*µ 2.500%, 02/01/30	70,236
PRINCIPAL AMOUNT			VALUE
20,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	$140,796
3,715,000		Post Holdings, Inc.µ 2.500%, 08/15/27	4,255,124
4,975,000	CAD	Premium Brands Holdings Corp.µ 4.200%, 09/30/27	3,407,876
2,590,000		Spectrum Brands, Inc.*µ 3.375%, 06/01/29	2,625,120
			11,086,948
		Energy (1.4%)
4,500,000	EUR	Eni S.p.A~ 2.950%, 09/14/30	5,054,839
1,650,000		Nabors Industries, Inc.µ 1.750%, 06/15/29	1,270,285
306,000		Northern Oil & Gas, Inc. 3.625%, 04/15/29	353,305
100,000	EUR	Saipem S.p.A 2.875%, 09/11/29	143,916
2,261,000		SunEdison, Inc.@ 0.000%, 01/15/49*	24,871
275,000		0.000%, 10/01/49	3,025
			6,850,241
		Financials (0.6%)
223,000		Affirm Holdings, Inc.µ 0.000%, 11/15/26	197,886
323,000		Coinbase Global, Inc.*µ 0.250%, 04/01/30	294,179
161,000		Global Payments, Inc.*µ 1.500%, 03/01/31	153,587
200,000	EUR	JPMorgan Chase Financial Company, LLC (Voyo Financial, Inc.)§ 0.000%, 01/14/25	222,882
200,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	213,684
1,500,000	EUR	LEG Properties, BV~ 1.000%, 09/04/30	1,702,519
314,000		Morgan Stanley Finance, LLC, Series B 1.000%, 11/23/27	451,783
			3,236,520
		Health Care (1.0%)
1,774,000		Alnylam Pharmaceuticals, Inc.µ 1.000%, 09/15/27	2,025,979
135,000		Coherus Biosciences, Inc.µ 1.500%, 04/15/26	105,529
172,000		CONMED Corp.µ 2.250%, 06/15/27	158,436
156,000		Dexcom, Inc.µ 0.375%, 05/15/28	137,645
205,000		Haemonetics Corp.µ 0.000%, 03/01/26	190,357

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT			VALUE
206,000		Halozyme Therapeutics, Inc. 0.250%, 03/01/27µ	$197,785
170,000		1.000%, 08/15/28^	187,942
73,000		Innoviva, Inc. 2.500%, 08/15/25	88,015
167,000		Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	159,532
163,000		Ionis Pharmaceuticals, Inc.µ 0.000%, 04/01/26	161,077
156,000		Jazz Investments I, Ltd.µ 2.000%, 06/15/26	154,566
101,000		Lantheus Holdings, Inc.µ 2.625%, 12/15/27	156,721
30,000,000	JPY	Menicon Company, Ltd.~ 0.000%, 01/29/25	196,919
181,000		NeoGenomics, Inc.µ 0.250%, 01/15/28	149,332
165,000		NuVasive, Inc.µ 0.375%, 03/15/25	161,883
145,000		Omnicell, Inc.µ 0.250%, 09/15/25	140,054
56,000		Pacira BioSciences, Inc.µ 0.750%, 08/01/25	53,853
163,000		Sarepta Therapeutics, Inc.µ 1.250%, 09/15/27	184,801
156,000		TransMedics Group, Inc.^ 1.500%, 06/01/28	184,503
			4,794,929
		Industrials (3.6%)
40,000,000	JPY	Daifuku Company Ltd. 0.000%, 09/13/30	296,499
100,000	EUR	Duerr, AG 0.750%, 01/15/26	104,927
3,028,000		Granite Construction, Inc.* 3.250%, 06/15/30	3,886,408
200,000		L&F Company Ltd. 2.500%, 04/26/30	121,536
161,000		Middleby Corp.µ 1.000%, 09/01/25	177,259
100,000	EUR	Rheinmetall, AG Series B~ 2.250%, 02/07/30	177,294
4,100,000	EUR	SPIE, SA 2.000%, 01/17/28	5,151,708
3,925,000		Tetra Tech, Inc.µ 2.250%, 08/15/28	5,298,397
1,959,000		Uber Technologies, Inc.*µ 0.875%, 12/01/28	2,359,988
			17,574,016
		Information Technology (9.4%)
240,000		Akamai Technologies, Inc.µ 1.125%, 02/15/29	243,828
190,000		0.125%, 05/01/25	212,129
PRINCIPAL AMOUNT			VALUE
208,000		BILL Holdings, Inc.µ 0.000%, 04/01/27	$183,658
2,945,000		Block, Inc.µ 0.125%, 03/01/25	2,898,027
210,000		Cloudflare, Inc.µ 0.000%, 08/15/26	195,407
162,000		CyberArk Software, Ltd. 0.000%, 11/15/24	285,201
146,000		Datadog, Inc.µ 0.125%, 06/15/25	202,887
447,000		DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	396,936
207,000		Dropbox, Inc.µ 0.000%, 03/01/28	200,544
357,000		Five9, Inc.µ 0.500%, 06/01/25	346,790
161,000		1.000%, 03/15/29*	137,249
100,000	EUR	GlobalWafers GmbH 1.500%, 01/23/29	99,648
3,881,000		Guidewire Software, Inc.*µ 1.250%, 11/01/29	3,951,789
6,600,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 08/05/26	8,492,880
1,730,000		Itron, Inc.* 1.375%, 07/15/30	1,888,191
175,000		LivePerson, Inc. 0.000%, 12/15/26	79,397
451,000		Microchip Technology, Inc. 0.125%, 11/15/24	449,985
235,000		MicroStrategy, Inc.*µ 0.875%, 03/15/31	316,557
161,000		MKS Instruments, Inc.*µ 1.250%, 06/01/30	155,101
447,000		NCL Corp., Ltd.µ 1.125%, 02/15/27	461,550
200,000	EUR	Nexi S.p.A~ 1.750%, 04/24/27	204,038
162,000		Nice, Ltd. 0.000%, 09/15/25	154,404
319,000		ON Semiconductor Corp.µ 0.500%, 03/01/29	318,563
202,000		0.000%, 05/01/27	288,943
4,701,000		Parsons Corp.*µ 2.625%, 03/01/29	6,093,765
173,000		Pegasystems, Inc.µ 0.750%, 03/01/25	170,229
296,000		Repay Holdings Corp.*µ 0.000%, 02/01/26	274,673
320,000		RingCentral, Inc.µ 0.000%, 03/15/26	295,744
320,000		Seagate HDD Caymanµ 3.500%, 06/01/28	428,474

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT			VALUE
139,000		Shift4 Payments, Inc.µ 0.000%, 12/15/25	$170,033
200,000		SK Hynix, Inc. 1.750%, 04/11/30	339,908
2,361,000		Snowflake, Inc.*µ 0.000%, 10/01/29	2,411,289
148,300	EUR	SOITEC~ 0.000%, 10/01/25	270,501
4,470,000		Spotify USA, Inc.µ 0.000%, 03/15/26	4,504,240
321,000		Super Micro Computer, Inc.*µ 0.000%, 03/01/29	249,992
200,000		Tyler Technologies, Inc.µ 0.250%, 03/15/26	253,802
2,051,000		Varonis Systems, Inc.* 1.000%, 09/15/29	2,075,674
318,000		Wix.com, Ltd. 0.000%, 08/15/25	303,995
240,000		Workiva, Inc. 1.250%, 08/15/28µ	227,016
34,000		1.125%, 08/15/26	39,758
5,206,000		Xero Investments, Ltd. 1.625%, 06/12/31	5,726,652
145,000		Zscaler, Inc.µ 0.125%, 07/01/25	183,151
			46,182,598
		Materials (1.9%)
214,000		Amyris, Inc @. 0.000%, 11/15/26	3,306
1,254,000		Fortuna Mining Corp.*µ 3.750%, 06/30/29	1,397,483
3,600,000		Glencore Funding, LLC 0.000%, 03/27/25	3,621,096
300,000		Gold Pole Capital Company, Ltd. 1.000%, 06/25/29	316,953
300,000		LG Chem, Ltd. 1.250%, 07/18/28	293,145
1,976,000		Lithium Americas Corp.µ 1.750%, 01/15/27	1,560,269
400,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	421,055
240,000,000	JPY	Resonac Holdings Corp.~ 0.000%, 12/29/28	1,739,645
			9,352,952
		Other (0.0%)
110,000		Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	75,974
		Real Estate (0.5%)
1,800,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	1,991,098
PRINCIPAL AMOUNT		VALUE
330,000	Redfin Corp. 0.000%, 10/15/25	$306,128
		2,297,226
	Utilities (3.5%)
318,000	American Water Capital Corp.µ 3.625%, 06/15/26	321,126
156,000	CMS Energy Corp.µ 3.375%, 05/01/28	165,505
3,396,000	Duke Energy Corp.µ 4.125%, 04/15/26	3,585,938
2,735,000	NextEra Energy Capital Holdings, Inc.*µ 3.000%, 03/01/27	3,396,022
320,000	PPL Capital Funding, Inc.µ 2.875%, 03/15/28	334,842
8,493,000	Southern Companyµ 4.500%, 06/15/27*	9,273,846
160,000	3.875%, 12/15/25	178,664
		17,255,943
	TOTAL CONVERTIBLE BONDS (Cost $171,193,983)	176,183,504
BANK LOANS (12.4%)¡
	Airlines (0.6%)
1,388,025	Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	1,391,356
133,000	American Airlines, Inc.‡ 9.629%, 04/20/28 3 mo. SOFR + 4.75%	136,997
1,396,117	United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	1,400,976
		2,929,329
	Communication Services (2.1%)
1,250,000	APi Group DE, Inc.‡ 6.685%, 01/03/29 1 mo. SOFR + 2.00%	1,250,825
9,384	Audacy Capital Corp.‡ 11.800%, 10/02/28 1 mo. SOFR + 6.00%	9,478
1,246,719	Charter Communications Operating, LLC‡ 6.343%, 02/01/27 3 mo. SOFR + 1.75%	1,246,619
99,489	Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	99,600
108,011	Clear Channel Outdoor Holdings, Inc.‡ 8.800%, 08/23/28 1 mo. SOFR + 4.00%	107,780
397,911	CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. USD LIBOR + 2.50%	371,092

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
161,783	Directv Financing, LLC‡ 9.847%, 08/02/27 3 mo. SOFR + 5.00%	$162,343
320,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 0.00%	144,571
2,284,889	Go Daddy Operating Company, LLC‡ 6.685%, 11/09/29 1 mo. SOFR + 2.00%	2,286,957
154,613	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	150,337
1,250,000	Match Group, Inc.‡ 6.714%, 02/13/27 3 mo. SOFR + 1.75%	1,250,000
1,207,167	Nexstar Broadcasting, Inc.‡ 7.300%, 09/18/26 1 mo. SOFR + 2.50%	1,208,471
1,246,867	SBA Senior Finance II, LLC‡ 6.440%, 01/25/31 1 mo. SOFR + 1.75%	1,246,543
220,000	Telesat Canada‡ 8.074%, 12/07/26 3 mo. SOFR + 2.75%	101,383
210,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	210,437
215,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	209,128
		10,055,564
	Consumer Discretionary (3.1%)
1,246,875	1011778 B.C. Unlimited Liability Company‡ 6.435%, 09/20/30 1 mo. SOFR + 1.75%	1,238,147
1,366,267	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	1,371,609
55,111	American Axle & Manufacturing, Inc.‡ 7.446%, 12/12/29 6 mo. SOFR + 3.00%	55,413
51,081	American Axle & Manufacturing, Inc.‡ 7.823%, 12/12/29 1 mo. SOFR + 3.00%	51,361
47,407	American Axle & Manufacturing, Inc.‡ 7.658%, 12/12/29 3 mo. SOFR + 3.00%	47,667
1,246,843	Aramark Services, Inc.‡ 6.685%, 06/22/30 1 mo. SOFR + 2.00%	1,249,181
298,677	Caesars Entertainment, Inc.‡ 7.435%, 02/06/30 1 mo. SOFR + 2.75%	299,361
PRINCIPAL AMOUNT		VALUE
181,807	Carnival Corp.‡ 7.435%, 10/18/28 1 mo. SOFR + 2.75%	$182,489
114,883	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	115,368
90,000	Chinos Intermediate Holdings A, Inc.! 0.000%, 09/26/31	91,313
25,000	Chinos Intermediate Holdings A, Inc.‡ 13.000%, 09/26/31 3 mo. U.S. (Fed) Prime Rate + 5.00%	25,365
1,449,572	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	1,451,022
70,601	Hanesbrands, Inc.‡ 8.435%, 03/08/30 1 mo. SOFR + 3.75%	71,219
1,243,750	Installed Building Products, Inc.‡ 6.685%, 03/28/31 1 mo. SOFR + 2.00%	1,250,746
210,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	210,044
1,446,508	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	1,448,084
89,775	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	91,234
2,481,028	PENN Entertainment, Inc.‡ 7.535%, 05/03/29 1 mo. SOFR + 2.75%	2,487,281
377,192	PetSmart, Inc.‡ 8.535%, 02/11/28 1 mo. SOFR + 3.75%	375,541
1,246,875	Six Flags Entertainment Corp.‡ 6.845%, 05/01/31 1 mo. SOFR + 2.00%	1,247,654
157,500	Staples, Inc.‡ 10.689%, 09/04/29 3 mo. SOFR + 5.75%	146,221
1,452,700	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	1,452,024
136,719	TKC Holdings, Inc.‡ 9.759%, 05/15/28 1 mo. SOFR + 5.00%	136,548
223,179	Windsor Holdings III, LLC‡ 8.259%, 08/01/30 1 mo. SOFR + 3.50%	224,602
		15,319,494
	Consumer Staples (0.8%)
712,980	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	727,243

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
155,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	$154,806
214,463	Fiesta Purchaser, Inc.‡ 8.685%, 02/12/31 1 mo. SOFR + 4.00%	215,322
2,493,952	Organon & Company‡ 7.259%, 05/19/31 1 mo. SOFR + 2.50%	2,497,069
213,925	Star Parent, Inc.‡ 8.354%, 09/27/30 3 mo. SOFR + 3.75%	209,835
53,000	Star Parent, Inc.! 0.000%, 09/27/30	51,987
144,275	United Natural Foods, Inc.‡ 9.435%, 05/01/31 1 mo. SOFR + 4.75%	145,357
		4,001,619
	Energy (0.1%)
200,908	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	201,453
99,250	New Fortress Energy, Inc.‡ 9.585%, 10/27/28 3 mo. SOFR + 5.00%	93,964
306,120	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	305,993
		601,410
	Financials (1.2%)
283,801	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	284,140
163,355	Amynta Agency Borrower, Inc.‡ 8.435%, 02/28/28 1 mo. SOFR + 3.75%	164,001
268,650	AssuredPartners, Inc.‡ 8.185%, 02/14/31 1 mo. SOFR + 3.50%	269,340
1,410,212	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	1,410,530
99,501	Broadstreet Partners, Inc.‡ 7.935%, 06/13/31 1 mo. SOFR + 3.25%	99,539
220,000	Dragon Buyer, Inc‡ 7.897%, 09/30/31 3 mo. SOFR + 3.25%	218,935
208,951	HUB International, Ltd.‡ 7.367%, 06/20/30 3 mo. SOFR + 2.75%	209,589
1,405,659	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	1,399,510
PRINCIPAL AMOUNT		VALUE
1,457,639	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	$1,459,461
165,000	Level 3 Financing, Inc.‡ 11.278%, 04/15/29 1 mo. SOFR + 6.56%	168,712
55,000	Level 3 Financing, Inc.! 0.000%, 04/15/29	56,238
210,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	210,755
		5,950,750
	Health Care (1.4%)
871,546	Avantor Funding, Inc.‡ 6.785%, 11/08/27 1 mo. SOFR + 2.00%	877,416
1,250,000	DaVita, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	1,250,781
1,121,949	Elanco Animal Health, Inc.‡ 6.694%, 08/01/27 1 mo. SOFR + 1.75%	1,120,849
388,302	IQVIA, Inc.‡ 6.604%, 01/02/31 3 mo. SOFR + 2.00%	390,022
1,246,867	Medline Borrower, LP‡ 7.435%, 10/23/28 1 mo. SOFR + 2.75%	1,249,430
235,294	Padagis, LLC‡ 9.596%, 07/06/28 3 mo. SOFR + 4.75%	219,412
1,778,149	Perrigo Investments, LLC‡ 7.035%, 04/20/29 1 mo. SOFR + 2.25%	1,784,817
		6,892,727
	Industrials (1.3%)
210,121	ACProducts, Inc.‡ 9.115%, 05/17/28 3 mo. SOFR + 4.25%	175,976
1,234,295	Beacon Roofing Supply, Inc.‡ 6.685%, 05/19/28 1 mo. SOFR + 2.00%	1,238,375
1,246,859	Emrld Borrower, LP‡ 7.557%, 05/31/30 3 mo. SOFR + 2.50%	1,246,859
1,781,881	JELD-WEN, Inc.‡ 6.800%, 07/28/28 1 mo. SOFR + 2.00%	1,789,899
209,475	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	210,379
99,211	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	99,414

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
1,246,867	TransDigm, Inc.‡ 7.354%, 08/24/28 3 mo. SOFR + 2.75%	$1,250,938
423,414	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	424,290
		6,436,130
	Information Technology (1.0%)
290,843	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	290,417
161,085	Camelot U.S. Acquisition, LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	161,407
201,331	Dun & Bradstreet Corp.‡ 7.468%, 01/18/29 1 mo. SOFR + 2.75%	201,888
174,952	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	175,368
2,020,193	Open Text Corp.‡ 6.935%, 01/31/30 1 mo. SOFR + 2.25%	2,029,325
1,323,535	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	1,324,806
790,020	TTM Technologies, Inc.‡ 7.094%, 05/30/30 1 mo. SOFR + 2.25%	793,314
109,725	UKG, Inc.‡ 7.617%, 02/10/31 3 mo. SOFR + 3.00%	109,973
		5,086,498
	Materials (0.7%)
1,246,821	Axalta Coating Systems U.S. Holdings, Inc.‡ 6.604%, 12/20/29 3 mo. SOFR + 2.00%	1,252,014
1,458,118	Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	1,464,803
333,388	Ineos U.S. Finance, LLC‡ 7.935%, 02/18/30 1 mo. SOFR + 3.25%	334,118
261,671	LSF11 A5 Holdco, LLC‡ 8.300%, 10/15/28 1 mo. SOFR + 3.50%	263,007
157,784	Trinseo Materials Operating SCA‡ 7.819%, 05/03/28 3 mo. SOFR + 2.50%	118,318
201,637	W.R. Grace & Co.-Conn.‡ 7.854%, 09/22/28 3 mo. SOFR + 3.25%	202,318
		3,634,578
PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.1%)
89,467	Clydesdale Acquisition Holdings, Inc.‡ 7.860%, 04/13/29 1 mo. SOFR + 3.18%	$89,349
53,625	Fertitta Entertainment, LLC‡ 8.536%, 01/27/29 1 mo. SOFR + 3.75%	53,709
196,000	Patagonia Holdco, LLC‡ 10.854%, 08/01/29 3 mo. SOFR + 5.75%	183,384
		326,442
	TOTAL BANK LOANS (Cost $61,459,658)	61,234,541
U.S. GOVERNMENT AND AGENCY SECURITY (0.2%)
	Other (0.2%)
914,000	U.S. Treasury Noteµ 1.750%, 03/15/25 (Cost $902,977)	904,914
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (3.7%)
	Energy (0.0%)
5	Gulfport Energy Corp.# 10.000%, 12/01/24 15.000% PIK rate	50,000
	Financials (1.6%)
70,640	Apollo Global Management, Inc. 6.750%, 07/31/26	5,394,777
40,750	Ares Management Corp.~# 6.750%, 10/01/27	2,196,425
		7,591,202
	Industrials (2.0%)
183,125	Boeing Company# 6.000%, 10/15/27	9,839,306
	Information Technology (0.1%)
6,393	Hewlett Packard Enterprise Company# 7.625%, 09/01/27	369,835
	Utilities (0.0%)
3,311	NextEra Energy, Inc.^ 6.926%, 09/01/25	148,167
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,419,303)	17,998,510
COMMON STOCKS (74.9%)
	Communication Services (6.7%)
40,650	Alphabet, Inc. - Class Aµ	6,955,621
4,575	Altice USA, Inc. - Class A#	11,117

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES			VALUE
4,050		Baidu, Inc. (ADR)µ#	$369,482
669	EUR	CTS Eventim, AG & Company KGaA~	70,255
1,735		Cumulus Media, Inc. - Class Aµ#	2,030
125,485	EUR	Deutsche Telekom, AG~	3,793,852
3,960	SEK	Hemnet Group, AB	124,814
4,600		Meta Platforms, Inc. - Class Aµ	2,610,868
4,250		Netflix, Inc.µ#	3,213,128
96,000	EUR	Orange, SA~	1,054,627
785	EUR	Scout24, SE*~	67,812
12,990		Spotify Technology, SAµ#	5,002,449
29,100	HKD	Tencent Holdings, Ltd.~	1,517,335
89,070		Tencent Holdings, Ltd. (ADR)^~	4,650,345
48,875	GBP	Trustpilot Group, PLC*~#	156,220
1,176,545	GBP	Vodafone Group, PLC~	1,094,088
26,395		Walt Disney Companyµ	2,539,199
			33,233,242
		Consumer Discretionary (10.1%)
124,700	HKD	Alibaba Group Holding, Ltd.~	1,525,369
8,175		Alibaba Group Holding, Ltd. (ADR)	800,986
49,250		Amazon.com, Inc.#	9,180,200
31,900	INR	Amber Enterprises India, Ltd.#	2,278,550
315,000	SAR	Americana Restaurants International, PLC	190,773
51,097		Aptiv, PLCµ#	2,903,842
13,900	CNY	BYD Company, Ltd. - Class A	572,744
20,700	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	197,483
50,950		Chipotle Mexican Grill, Inc.µ#	2,841,481
270,300	PHP	DigiPlus Interactive Corp.	93,765
11,820	INR	Dixon Technologies India, Ltd.	1,977,430
134,100	CNY	Fuyao Glass Industry Group Company, Ltd. - Class A	1,072,989
261,600	CNY	Hisense Home Appliances Group Company, Ltd. - Class A	1,030,944
156,612	INR	Indian Hotels Company, Ltd.	1,255,253
161,219	HKD	JD.com, Inc. - Class A~	3,269,397
173,000	HKD	Jiumaojiu International Holdings, Ltd.*~	74,701
221,165	INR	Kalyan Jewellers India, Ltd.	1,721,577
123,000	HKD	Li Ning Company, Ltd.~	250,970
1,020	EUR	LVMH Moet Hennessy Louis Vuitton, SE~	679,035
30,288	INR	Mahindra & Mahindra, Ltd.	986,228
71,375		MakeMyTrip, Ltd.µ#	7,243,849
55,000	HKD	Meituan - Class B*~#	1,299,670
970		MercadoLibre, Inc.µ#	1,976,065
370,400	HKD	MGM China Holdings, Ltd.~	480,687
44,620		NIO, Inc. (ADR)#	227,562
236,800	HKD	Sands China, Ltd.~#	602,485
2,100		Tesla, Inc.µ#	524,685
NUMBER OF SHARES			VALUE
1,550	SEK	Thule Group, AB*	$51,882
148,600	JPY	Toyota Motor Corp.~	2,560,436
10,100	HKD	Yum China Holdings, Inc.~	453,847
593,500	INR	Zomato, Ltd.#	1,700,995
			50,025,880
		Consumer Staples (5.1%)
3,355	SEK	AAK, AB	96,311
41,440	TRY	BIM Birlesik Magazalar, A/S	565,435
8,940	INR	Britannia Industries, Ltd.	608,142
77,500	GBP	British American Tobacco, PLC~	2,710,106
5,600		Constellation Brands, Inc. - Class Aµ	1,301,104
5,100		Costco Wholesale Corp.µ	4,458,318
1,737	GBP	Cranswick, PLC~	113,557
17,700	CNY	Eastroc Beverage Group Company, Ltd. - Class A	527,240
7,565	INR	Gillette India, Ltd.	895,885
3,700	JPY	Kobe Bussan Company, Ltd.~	90,760
2,600	CNY	Kweichow Moutai Company, Ltd. - Class A	558,428
20,500	CHF	Nestle, SA~	1,937,099
74,568	BRL	Raia Drogasil, SA	313,962
201,300	JPY	Seven & i Holdings Company, Ltd.~	2,898,707
106,000	HKD	Smoore International Holdings, Ltd.*~	138,388
3,616,640	IDR	Sumber Alfaria Trijaya, Tbk PT	765,036
800	JPY	Toyo Suisan Kaisha, Ltd.~	46,995
58,880	GBP	Unilever, PLC~	3,591,801
43,715		Walmart, Inc.µ	3,582,444
8,035	GBP	Warpaint London, PLC	56,155
			25,255,873
		Energy (3.9%)
149,200	CAD	Canadian Natural Resources, Ltd.µ	5,073,882
24,638	CAD	CES Energy Solutions Corp.µ	141,208
885		Cheniere Energy Partners, LP~	44,737
17,600		Chevron Corp.µ	2,619,232
12,635		Energy Transfer, LP~	208,225
5,810		Enterprise Products Partners, LP	166,515
1,826		EP Energy Corp.#	3,196
7		Gulfport Energy Corp.µ#	969
42,400		Helmerich & Payne, Inc.µ^	1,424,640
136,900	THB	PTT Exploration & Production, PCL	514,173
36,730	INR	Reliance Industries Ltd.#	580,774
36,730	INR	Reliance Industries, Ltd.	580,752
98,974		Schlumberger, NV	3,965,888
3,750	CAD	Secure Energy Services, Inc.µ	41,773
82,300	GBP	Shell, PLC~	2,747,777
37,410		TechnipFMC, PLCµ	998,473
			19,112,214

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES			VALUE
		Financials (7.9%)
373,000	HKD	AIA Group, Ltd.~	$2,943,835
188,400	BRL	B3, SA - Brasil Bolsa Balcao	346,107
4,207,191	IDR	Bank Mandiri Persero, Tbk PT	1,786,031
189,000		Bank of America Corp.µ	7,903,980
361,530	PHP	Bank of the Philippine Islands	888,064
9,680		Chubb, Ltd.µ	2,734,019
8,800	JPY	Concordia Financial Group, Ltd.~	43,589
1,150	CAD	Definity Financial Corp.µ	44,378
111,948	AED	First Abu Dhabi Bank, PJSC	400,065
36,800	HKD	Hong Kong Exchanges & Clearing, Ltd.~	1,473,485
1,995	AUD	HUB24, Ltd.µ	89,790
133,716		Itau Unibanco Holding, SA (ADR)	808,982
12,575		JPMorgan Chase & Companyµ	2,790,644
31,970	KRW	KB Financial Group, Inc.	2,080,250
710,000	THB	Krung Thai Bank PCL	433,159
22,456	KRW	Meritz Financial Group, Inc.	1,661,954
27,500		Morgan Stanley	3,196,875
199,973		NU Holdings, Ltd. - Class Aµ#	3,017,592
42,043	INR	PB Fintech, Ltd.#	844,887
260,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H~	1,610,903
2,890	KRW	Samsung Fire & Marine Insurance Company, Ltd.	700,653
24,653	SAR	Saudi National Bank	216,723
41,825		Wells Fargo & Company	2,715,279
			38,731,244
		Health Care (7.1%)
1,210	DKK	ALK-Abello, A/S#	28,333
8,400	INR	Apollo Hospitals Enterprise, Ltd.	698,278
20,770	GBP	AstraZeneca, PLC~	2,955,438
2,930	SEK	Biotage, AB	44,005
109,200	THB	Bumrungrad Hospital PCL	881,312
875	SEK	Camurus, AB#	49,205
4,738	KRW	Dentium Company, Ltd.	268,992
10,340		Eli Lilly & Companyµ	8,579,512
10,104		GE Healthcare, Inc.µ#	882,584
886,510	MXN	Genomma Lab Internacional, SAB de CV - Class B	1,187,359
22,400	EUR	Gerresheimer, AG~	1,886,523
4,860		Humana, Inc.µ	1,253,054
8,520	BRL	Hypera, SA	32,571
22,600	CHF	Novartis, AG~	2,452,241
78,573		Novo Nordisk, A/S (ADR)	8,796,247
62,000	CHF	Sandoz Group, AG	2,826,472
6,200	JPY	Santen Pharmaceutical Company, Ltd.~	74,145
3,400	JPY	Shofu, Inc.~	50,183
NUMBER OF SHARES			VALUE
3,040		UnitedHealth Group, Inc.µ	$1,716,080
368	CHF	Ypsomed Holding, AG	163,223
			34,825,757
		Industrials (6.6%)
65,160	INR	Adani Ports & Special Economic Zone, Ltd.	1,063,167
37,029	EUR	Alstom, SA~#	814,507
5,282	CAD	Bird Construction, Inc.µ	114,984
16,480	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	571,970
317	EUR	DO & CO, AGµ#	49,280
7,578		GE Vernova, Inc.µ#	2,285,979
24,700		General Electric Companyµ	4,242,966
7,494	KRW	Hanwha Aerospace Company, Ltd.	1,982,862
5,463	KRW	HD Hyundai Electric Company, Ltd.	1,278,635
66,532	INR	Hindustan Aeronautics, Ltd.	3,353,770
197,800	JPY	Hitachi, Ltd.~	4,969,697
1,200	JPY	IHI Corp.~	63,887
156,090	PHP	International Container Terminal Services, Inc.	1,060,749
4,300	JPY	Japan Elevator Service Holdings Company, Ltd.~	82,334
1,300	JPY	Kyudenko Corp.~	46,671
193,000	HKD	Lonking Holdings, Ltd.~	37,155
8,629	SEK	Munters Group, AB*	139,786
35,300	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	280,809
3,700	CHF	R&S Group Holding, AG	89,865
577,480	GBP	Rolls-Royce Holdings, PLC~#	3,984,842
167,200	CNY	Sany Heavy Industry Company, Ltd. - Class A	429,221
54,502	CNY	Shanghai International Airport Company, Ltd. - Class A	267,898
865	KRW	SK Square Company, Ltd.#	52,237
4,050	GBP	Volution Group, PLC~	30,220
16,500		Waste Management, Inc.µ	3,561,525
142,014	BRL	WEG, SA	1,329,270
152,100	CNY	Yutong Bus Company, Ltd.	518,015
			32,702,301
		Information Technology (23.1%)
47,360	TWD	All Ring Tech Company, Ltd.	648,720
58,740		Apple, Inc.µ~	13,269,953
9,305		ASML Holding, NVµ	6,258,078
4,590	NOK	Crayon Group Holding, ASA*#	45,461
565	CAD	Descartes Systems Group, Inc.µ#	58,697
14,500	CNY	Iflytek Company, Ltd. - Class A	93,397
49,131		Infosys, Ltd. (ADR)	1,027,329
43,278	TWD	Insyde Software Corp.	698,734

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES			VALUE
20,800		International Business Machines Corp.µ	$4,299,776
14,900	JPY	Keyence Corp.~	6,726,058
310,000	HKD	Kingdee International Software Group Company, Ltd.~#	324,525
4,745	AUD	Life360, Inc.*µ#	67,702
25,550	TWD	MediaTek, Inc.	994,615
33,150		Microsoft Corp.	13,470,502
4,000	CNY	NAURA Technology Group Company, Ltd. - Class A	220,191
977	EUR	Nemetschek, SE~	105,274
540,000	EUR	Nokia Oyj~	2,555,291
173,343		NVIDIA Corp.µ^	23,013,017
10,325		Oracle Corp.µ	1,732,948
40,920	KRW	Samsung Electronics Company, Ltd.	1,737,504
14,425	EUR	SAP, SE~	3,368,019
19,050	CAD	Shopify, Inc. - Class Aµ#	1,490,233
15,895	KRW	SK Hynix, Inc.	2,080,875
40,500	HKD	Sunny Optical Technology Group Company, Ltd.~	263,452
1,385	EUR	SUSS MicroTec, SE	82,872
700,460	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	21,966,062
3,290	AUD	Technology One, Ltd.µ	52,436
45,000	BRL	TOTVS, SA	232,282
3,900	JPY	Towa Corp.~	49,935
60,065		Unity Software, Inc.µ#	1,206,105
93,700	CNY	Venustech Group, Inc. - Class A	233,310
60,180	AUD	WiseTech Global, Ltd.µ	4,620,510
251,600	HKD	Xiaomi Corp. - Class B*#	862,962
			113,856,825
		Materials (2.4%)
3,280	CAD	Alamos Gold, Inc.µ	66,267
4,070	JPY	Artience Company, Ltd.~	97,549
218,000	CAD	Barrick Gold Corp.µ	4,213,294
145,715		Cemex, SAB de CV (ADR)	760,632
5,950		Linde, PLCµ	2,714,093
521,200	NOK	Norsk Hydro, ASA~	3,235,270
3,600	JPY	Resonac Holdings Corp.~	85,627
16,900	ZAR	Sasol, Ltd.	94,987
2,219	EUR	SOL S.p.A^	86,064
2,600	JPY	Sumitomo Bakelite Company, Ltd.~	67,898
21,200		Vale, SA (ADR)	226,840
			11,648,521
		Other (0.0%)
345		Rite Aid Equity Equity#	31,050
NUMBER OF SHARES			VALUE
		Real Estate (1.3%)
935,500	PHP	Ayala Land, Inc.	$524,789
29,825		KE Holdings, Inc.	654,062
219,030	INR	Macrotech Developers, Ltd.*	3,141,082
11,500	JPY	Mirarth Holdings, Inc.~	36,959
96,065	INR	Prestige Estates Projects, Ltd.	1,869,074
5,049	INR	Sobha, Ltd.	95,210
			6,321,176
		Utilities (0.7%)
45,801	EUR	Engie,SA#	767,726
25,088		NextEra Energy, Inc.µ	1,988,224
29,000	EUR	RWE, AG~	939,878
			3,695,828
		TOTAL COMMON STOCKS (Cost $423,446,933)	369,439,911
PREFERRED STOCKS (0.1%)
		Communication Services (0.1%)
4,011		Qwest Corp.µ 6.500%, 09/01/56	64,296
1,701		Telephone and Data Systems, Inc.µ 6.625%, 03/31/26	35,007
2,600		United States Cellular Corp.µ 5.500%, 06/01/70	58,500
2,500		5.500%, 03/01/70	56,300
			214,103
		Consumer Discretionary (0.0%)
1,597		Guitar Center, Inc.#	59,887
		TOTAL PREFERRED STOCKS (Cost $363,318)	273,990
WARRANTS (0.0%)#
		Energy (0.0%)
13,401		Mcdermott International, Ltd. 06/30/27, Strike $15.98	2
12,061		Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
		TOTAL WARRANTS (Cost $5,152)	3
EXCHANGE-TRADED FUNDS (6.8%)
		Other (6.8%)
799,500		Invesco Senior Loan ETF^	16,781,505
403,500		SPDR Blackstone Senior Loan ETF^	16,882,440
		TOTAL EXCHANGE-TRADED FUNDS (Cost $33,856,045)	33,663,945

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.1%)#
		Communication Services (0.0%)
230		Sea, Ltd.
2,163,150		Call, 12/20/24, Strike $100.00	$136,850
		Consumer Discretionary (0.1%)
272		Lowe's Companies, Inc.
7,121,776		Call, 04/17/25, Strike $270.00	439,280
		Energy (0.0%)
42		Eog Resources, Inc.
512,232		Call, 01/17/25, Strike $141.00	5,670
122	EUR	Totalenergies, SE
778,497		Call, 12/20/24, Strike 65.00	2,572
			8,242
		Health Care (0.2%)
535		Boston Scientific Corp.
4,495,070		Call, 11/15/24, Strike $70.00	807,850
		Industrials (0.2%)
290	EUR	Schneider Electric, SE
6,878,800		Call, 12/20/24, Strike 220.00	692,407
		Materials (0.0%)
2,086		Freeport-McMoRan, Inc.
9,391,172		Call, 12/20/24, Strike $50.00	197,127
		Other (0.6%)
607		Invesco QQQ Trust Series 1
29,369,695		Put, 01/17/25, Strike $430.00	318,068
		iShares Russell 2000 Value ETF
2,117
34,795,012		Call, 11/15/24, Strike $175.00	587,468
1,510
24,818,360		Call, 11/15/24, Strike $165.00	709,700
		SPDR® S&P 500® ETF Trust
698
39,691,072		Put, 01/17/25, Strike $575.00	1,257,447
536
30,479,104		Put, 01/17/25, Strike $490.00	185,456
			3,058,139
		TOTAL PURCHASED OPTIONS (Cost $5,920,573)	5,339,895
		TOTAL INVESTMENTS (148.3%) (Cost $782,710,216)	731,384,974
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-9.8%)			(48,500,000)
LIABILITIES, LESS OTHER ASSETS (-38.5%)			(189,551,908)
NET ASSETS (100.0%)			$493,333,066
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (0.0%)#
		Energy (0.0%)
(424)		Helmerich & Payne, Inc.
(1,424,640)		Call, 12/20/24, Strike $55.00	$(8,480)
		Financials (0.0%)
(1,000)		Bank Of America Corp.
(4,182,000)		Call, 01/17/25, Strike $49.00	(25,500)
		Information Technology (0.0%)
(190	) CAD	Shopify, Inc.
(1,485,990)		Call, 12/20/24, Strike 120.00	(65,160)
		TOTAL WRITTEN OPTIONS (Premium $67,182)	$(99,140)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $335,671,642.

@  In default status and considered non-income producing.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $10,236,262.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

ABBREVIATION

ADR  American Depositary Receipt

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2024

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

SAR  Saudi Riyal

SEK  Swedish Krona

THB  Thai Baht

TRY  Turkish Lira

TWD  New Taiwan Dollar

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2024

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$524,510,279	71.7%
European Monetary Unit	38,747,401	5.3%
New Taiwan Dollar	24,308,131	3.3%
Indian Rupee	23,651,054	3.2%
Japanese Yen	21,240,040	2.9%
British Pound Sterling	19,867,703	2.7%
Hong Kong Dollar	17,858,717	2.4%
Canadian Dollar	14,587,432	2.0%
South Korean Won	11,843,962	1.6%
Swiss Franc	7,468,900	1.0%
Chinese Yuan Renminbi	6,574,639	0.9%
Australian Dollar	4,955,897	0.7%
Norwegian Krone	3,280,731	0.4%
Philippine Peso	2,567,367	0.4%
Indonesian Rupiah	2,551,067	0.3%
Brazilian Real	2,254,192	0.3%
Thai Baht	1,828,644	0.3%
Mexican Peso	1,187,359	0.2%
Turkish Lira	565,435	0.1%
Swedish Krona	506,003	0.1%
Saudi Riyal	407,496	0.1%
UAE Dirham	400,065	0.1%
South African Rand	94,987	—%
Danish Krone	28,333	—%
Total Investments Net of Written Options	$731,285,834	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2024

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$160,647	$—	$160,647
Corporate Bonds	—	66,185,114	—	66,185,114
Convertible Bonds	—	176,183,504	—	176,183,504
Bank Loans	—	61,234,541	—	61,234,541
U.S. Government and Agency Securities	—	904,914	—	904,914
Convertible Preferred Stocks	17,948,510	50,000	—	17,998,510
Common Stocks	211,132,120	158,307,791	—	369,439,911
Preferred Stocks	214,103	59,887	—	273,990
Warrants	—	3	—	3
Exchange-Traded Funds	33,663,945	—	—	33,663,945
Purchased Options	5,339,895	—	—	5,339,895
Total	$268,298,573	$463,086,401	$—	$731,384,974
Liabilities:
Written Options	$99,140	$—	$—	$99,140
Total	$99,140	$—	$—	$99,140

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (11.9%)
	Airlines (0.2%)
37,755	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	$37,359
13,643	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	13,840
45,100	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	41,732
16,501	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	16,470
38,329	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	35,802
34,915	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	35,774
		180,977
	Communication Services (1.0%)
55,000	APi Group DE, Inc.* 4.750%, 10/15/29	52,239
57,000	Audacy Capital LLC*@ 6.750%, 03/31/29	1,971
27,000	6.500%, 05/01/27	1,039
36,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	34,610
25,000	Clear Channel Outdoor Holdings, Inc.* 7.875%, 04/01/30	25,496
20,000	9.000%, 09/15/28^	21,034
65,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	61,796
43,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	41,443
70,000	Frontier California, Inc. 6.750%, 05/15/27	72,001
11,000	Frontier Communications Holdings, LLC* 8.750%, 05/15/30	11,662
85,000	Frontier Florida, LLC 6.860%, 02/01/28	88,467
65,000	Frontier North, Inc. 6.730%, 02/15/28	66,649
40,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	36,919
13,000	5.250%, 12/01/27	12,850
20,000	Gray Television, Inc.* 5.375%, 11/15/31	12,010
30,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	27,581
10,000	6.625%, 08/01/26	8,611
PRINCIPAL AMOUNT		VALUE
25,000	iHeartCommunications, Inc. 8.375%, 05/01/27	$13,225
15,000	5.250%, 08/15/27*	10,109
37,759	Ligado Networks, LLC* 15.500%, 11/01/23	6,905
35,000	Lumen Technologies, Inc. 7.600%, 09/15/39	25,664
29,500	10.000%, 10/15/32*	29,423
22,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	19,284
45,000	Paramount Global 4.900%, 08/15/44	33,487
14,000	Qwest Corp. 7.250%, 09/15/25	13,960
23,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	17,914
11,000	5.375%, 01/15/31	6,237
20,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	17,672
65,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	63,138
56,000	3.875%, 09/01/31	48,195
20,000	3.125%, 09/01/26	19,211
41,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	27,256
45,000	Stagwell Global, LLC* 5.625%, 08/15/29	42,861
22,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	9,690
35,000	Time Warner Cable, LLC 6.550%, 05/01/37	33,641
15,000	7.300%, 07/01/38	15,327
21,000	United States Cellular Corp.^ 6.700%, 12/15/33	22,735
45,000	Univision Communications, Inc.* 8.000%, 08/15/28	45,764
20,000	8.500%, 07/31/31	19,669
20,000	Viasat, Inc.* 5.625%, 04/15/27	18,712
		1,136,457
	Consumer Discretionary (2.5%)
65,000	Adams Homes, Inc.* 9.250%, 10/15/28	67,989
35,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	36,271
25,000	American Axle & Manufacturing, Inc.^ 5.000%, 10/01/29	22,645
38,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	35,543
53,000	At Home Group, Inc.* 4.875%, 07/15/28	22,887
57,000	Bath & Body Works, Inc. 6.694%, 01/15/27	58,472
35,000	6.875%, 11/01/35	35,554

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
40,000	Caesars Entertainment, Inc.* 6.500%, 02/15/32	$40,638
28,000	4.625%, 10/15/29^	26,270
7,000	8.125%, 07/01/27	7,145
22,000	Carnival Corp.* 4.000%, 08/01/28	21,001
21,000	7.625%, 03/01/26	21,158
3,000	7.000%, 08/15/29	3,140
9,105	Carvana Company* 14.000%, 06/01/31	10,896
6,768	13.000%, 06/01/30	7,399
4,471	12.000%, 12/01/28	4,736
90,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.750%, 03/01/30	82,055
90,000	4.500%, 08/15/30	80,410
50,000	6.375%, 09/01/29^	49,543
50,000	5.125%, 05/01/27	49,062
46,000	4.250%, 02/01/31	39,966
22,000	4.750%, 02/01/32	19,085
20,000	5.000%, 02/01/28	19,367
22,000	CDI Escrow Issuer, Inc.*^ 5.750%, 04/01/30	21,679
39,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Op 5.250%, 07/15/29	37,606
23,000	Churchill Downs, Inc.* 6.750%, 05/01/31	23,436
40,000	Dana, Inc.^ 4.250%, 09/01/30	34,948
32,000	4.500%, 02/15/32	27,406
21,000	DISH DBS Corp. 5.125%, 06/01/29	13,980
18,000	7.375%, 07/01/28	13,204
46,000	DISH Network Corp.* 11.750%, 11/15/27	48,456
47,000	Everi Holdings, Inc.* 5.000%, 07/15/29	46,737
175,000	Ford Motor Company 6.100%, 08/19/32	175,962
200,000	Ford Motor Credit Company, LLC 2.900%, 02/16/28	183,764
16,000	Gap, Inc.* 3.875%, 10/01/31	13,781
20,000	General Motors Company 5.200%, 04/01/45	17,905
75,000	goeasy, Ltd.* 9.250%, 12/01/28	80,072
41,000	7.625%, 07/01/29	42,163
63,000	Goodyear Tire & Rubber Company^ 5.625%, 04/30/33	54,474
20,000	5.250%, 07/15/31	17,582
25,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30	25,125
19,000	4.000%, 08/15/28	17,843
PRINCIPAL AMOUNT		VALUE
10,539	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	$10,724
45,000	Kohl's Corp. 5.550%, 07/17/45	30,476
45,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	47,099
45,000	Liberty Interactive, LLC 8.250%, 02/01/30	23,183
43,000	Life Time, Inc.* 8.000%, 04/15/26	43,229
34,000	6.000%, 11/15/31	33,851
20,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	20,686
15,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	15,667
28,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	28,171
30,000	M/I Homes, Inc. 3.950%, 02/15/30	27,448
53,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	45,681
35,000	4.300%, 02/15/43	24,181
43,000	MGM Resorts International 6.500%, 04/15/32	43,036
55,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	51,988
45,000	Newell Brands, Inc. 6.875%, 04/01/36^	44,830
19,000	5.700%, 04/01/26	19,053
11,000	6.625%, 05/15/32	11,044
11,000	6.375%, 05/15/30	11,064
20,000	Nordstrom, Inc. 5.000%, 01/15/44	15,044
8,000	4.250%, 08/01/31	7,063
5,000	6.950%, 03/15/28	5,179
67,000	Patrick Industries, Inc.* 4.750%, 05/01/29	63,448
23,000	6.375%, 11/01/32	22,769
50,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	44,934
60,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	42,650
20,000	QVC, Inc. 5.450%, 08/15/34	13,123
20,000	Raising Cane's Restaurants, LLC* 9.375%, 05/01/29	21,528
3,546	Rite Aid Cmsr Note 12.000%, 08/30/34	4,078
77,000	Rite Aid Corp.*@ 0.000%, 11/15/26	—
14,000	0.000%, 10/18/24	—

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
24,173	Rite Aid Corp. 15.000%, 08/30/31	$13,057
4,767	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	4,552
4,767	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
6,000	Royal Caribbean Cruises, Ltd.* 6.250%, 03/15/32^	6,119
6,000	5.625%, 09/30/31	5,983
43,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	39,922
65,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	66,664
30,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	27,569
36,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	35,222
40,000	Station Casinos, LLC* 4.500%, 02/15/28	38,217
45,000	STL Holding Company, LLC* 8.750%, 02/15/29	47,858
31,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	31,033
10,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	10,822
50,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	50,898
40,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	42,136
		2,848,634
	Consumer Staples (0.5%)
67,000	Arrow Bidco, LLC* 10.750%, 06/15/25	68,317
15,000	B&G Foods, Inc.* 8.000%, 09/15/28	15,596
25,000	Brink's Company* 6.500%, 06/15/29	25,559
11,000	6.750%, 06/15/32	11,207
51,000	Central Garden & Pet Company*^ 4.125%, 04/30/31	45,814
53,000	Edgewell Personal Care Company* 4.125%, 04/01/29	49,601
59,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	55,224
10,000	6.500%, 12/31/27	10,126
40,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.500%, 01/15/30	39,914
11,000	5.750%, 04/01/33	11,115
PRINCIPAL AMOUNT		VALUE
23,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.* 9.000%, 02/15/29	$23,850
33,000	New Albertsons, LP 7.750%, 06/15/26	33,826
43,000	Performance Food Group, Inc.* 4.250%, 08/01/29	40,270
11,000	6.125%, 09/15/32	11,062
35,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	32,543
34,000	Post Holdings, Inc.* 6.375%, 03/01/33	33,726
23,000	6.250%, 02/15/32	23,312
42,000	Prestige Brands, Inc.* 3.750%, 04/01/31	37,612
23,000	RR Donnelley & Sons Company* 9.500%, 08/01/29	23,200
35,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	33,823
		625,697
	Energy (1.8%)
45,000	Apache Corp. 5.100%, 09/01/40	38,964
45,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.* 6.625%, 10/15/32	44,607
49,000	Buckeye Partners, LP 6.875%, 07/01/29*	49,812
25,000	5.850%, 11/15/43	21,614
71,000	Civitas Resources, Inc.* 8.750%, 07/01/31	74,436
30,000	Continental Resources, Inc. 4.900%, 06/01/44	24,857
32,000	DT Midstream, Inc.* 4.125%, 06/15/29	30,098
31,000	Enbridge, Inc.‡ 7.375%, 03/15/55 5 year CMT + 3.12%	31,967
20,000	7.200%, 06/27/54 5 year CMT + 2.97%	20,724
55,000	Encino Acquisition Partners Holdings, LLC* 8.750%, 05/01/31	56,632
40,000	Energy Transfer, LP‡ 7.850%, 11/01/66^ 3 mo. SOFR + 3.28%	39,742
32,000	6.500%, 11/15/26 5 year CMT + 5.69%	31,990
20,000	7.125%, 10/01/54 5 year CMT + 2.83%	20,219
50,000	EnLink Midstream Partners, LP 4.850%, 07/15/26	49,798
31,000	EnLink Midstream, LLC* 6.500%, 09/01/30	32,667

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
70,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	$71,826
20,000	6.375%, 04/01/29	20,329
32,000	Expand Energy Corp.* 6.750%, 04/15/29	32,375
31,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	31,956
20,000	7.875%, 05/15/32	19,994
60,000	Gulfport Energy Operating Corp.* 6.750%, 09/01/29	60,341
25,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	23,857
45,000	Howard Midstream Energy Partners, LLC* 7.375%, 07/15/32	45,921
45,000	Kodiak Gas Services, LLC* 7.250%, 02/15/29	46,334
44,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	43,935
41,000	Matador Resources Company* 6.500%, 04/15/32	40,696
45,000	Moss Creek Resources Holdings, Inc.* 8.250%, 09/01/31	44,169
35,000	Nabors Industries, Inc.* 7.375%, 05/15/27	35,106
15,000	9.125%, 01/31/30	15,528
35,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	33,349
26,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	25,948
45,000	Oceaneering International, Inc. 6.000%, 02/01/28	44,103
45,000	Parkland Corp.* 6.625%, 08/15/32	44,917
21,000	5.875%, 07/15/27	20,795
23,000	Patterson-UTI Energy, Inc.^ 5.150%, 11/15/29	22,542
42,000	Permian Resources Operating, LLC* 7.000%, 01/15/32	42,906
11,000	6.250%, 02/01/33	10,928
50,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	50,022
60,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	56,763
15,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	15,498
15,000	7.500%, 03/01/55 5 year CMT + 3.67%	15,605
45,000	Summit Midstream Holdings, LLC* 8.625%, 10/31/29	46,545
PRINCIPAL AMOUNT		VALUE
53,550	Transocean, Inc.* 8.750%, 02/15/30	$55,560
40,000	8.250%, 05/15/29	40,233
30,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	30,684
10,000	4.125%, 08/15/31	9,120
10,000	3.875%, 08/15/29	9,247
85,000	Venture Global LNG, Inc.* 9.000%, 09/30/29‡ 5 year CMT + 5.44%	84,996
55,000	8.375%, 06/01/31	57,174
35,000	8.125%, 06/01/28	36,341
23,000	7.000%, 01/15/30	23,155
20,000	9.875%, 02/01/32	21,846
20,000	9.500%, 02/01/29	22,121
43,000	Vital Energy, Inc.*^ 7.875%, 04/15/32	41,375
25,000	7.750%, 07/31/29	24,586
45,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	43,799
50,000	Weatherford International, Ltd.* 8.625%, 04/30/30	51,719
28,000	Wildfire Intermediate Holdings, LLC* 7.500%, 10/15/29	27,139
		2,109,510
	Financials (1.7%)
65,000	Acrisure, LLC / Acrisure Finance, Inc.* 8.250%, 02/01/29	66,106
45,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 7.375%, 10/01/32	44,749
45,000	6.500%, 10/01/31	44,690
59,000	Ally Financial, Inc.‡ 4.700%, 05/15/26 5 year CMT + 3.87%	53,245
20,000	4.700%, 05/15/28 7 year CMT + 3.48%	16,282
46,000	AmWINS Group, Inc.* 4.875%, 06/30/29	43,345
16,000	AssuredPartners, Inc.* 5.625%, 01/15/29	15,162
45,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance* 7.125%, 05/15/31	46,080
23,000	Brandywine Operating Partnership, LP 8.875%, 04/12/29	24,939
78,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	74,431
44,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	42,441
15,000	Corebridge Financial, Inc.^‡ 6.375%, 09/15/54 5 year CMT + 2.65%	14,980
See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
40,000	Credit Acceptance Corp. 6.625%, 03/15/26^	$40,028
30,000	9.250%, 12/15/28*	31,814
45,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	48,513
50,000	GGAM Finance, Ltd.* 8.000%, 02/15/27	51,692
23,000	5.875%, 03/15/30	22,733
41,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	37,631
25,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 8.000%, 06/15/27	26,210
66,000	HUB International, Ltd.* 5.625%, 12/01/29	63,901
40,000	7.250%, 06/15/30	41,420
33,000	7.375%, 01/31/32	33,691
31,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	25,894
90,000	Iron Mountain, Inc.* 5.250%, 03/15/28	88,457
47,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 4.750%, 06/15/29	44,826
45,000	5.250%, 10/01/25	44,869
28,000	7.000%, 07/15/31	29,102
35,000	LD Holdings Group, LLC* 8.750%, 11/01/27	33,560
45,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	37,469
14,700	10.000%, 10/15/32	14,576
5,000	4.625%, 09/15/27	4,552
30,000	LPL Holdings, Inc.* 4.000%, 03/15/29	28,228
40,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	42,290
65,000	MetLife, Inc. 6.400%, 12/15/66	67,759
30,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	27,654
20,000	Newmark Group, Inc. 7.500%, 01/12/29	21,193
30,000	OneMain Finance Corp. 9.000%, 01/15/29	31,785
30,000	3.875%, 09/15/28	27,724
25,000	7.500%, 05/15/31	25,579
40,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.000%, 02/01/30	40,981
45,000	Provident Funding Associates, LP / PFG Finance Corp.* 9.750%, 09/15/29	46,116
PRINCIPAL AMOUNT		VALUE
40,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	$40,480
28,000	4.500%, 02/15/29	26,814
20,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	17,824
20,000	3.625%, 03/01/29	18,457
30,000	Service Properties Trust 8.375%, 06/15/29	29,235
45,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	44,172
55,000	StoneX Group, Inc.* 7.875%, 03/01/31	57,953
52,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	49,620
20,000	5.750%, 06/15/27	19,689
25,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	21,515
27,000	10.500%, 02/15/28	28,785
23,000	VFH Parent, LLC / Valor Co-Issuer, Inc.* 7.500%, 06/15/31	23,679
47,000	XHR, LP* 6.375%, 08/15/25	47,007
		1,991,927
	Health Care (1.1%)
88,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	68,984
37,000	10.875%, 01/15/32	39,718
25,000	6.875%, 04/15/29^	21,122
5,000	5.250%, 05/15/30	4,371
52,000	DaVita, Inc.* 3.750%, 02/15/31	45,308
49,000	4.625%, 06/01/30	45,117
43,000	6.875%, 09/01/32	43,250
33,000	Embecta Corp.* 5.000%, 02/15/30	29,931
11,000	6.750%, 02/15/30	10,276
20,000	Encompass Health Corp. 4.750%, 02/01/30	19,251
20,000	4.500%, 02/01/28	19,464
47,000	HCA, Inc. 7.500%, 11/06/33	52,871
200,000	Jazz Securities DAC*^ 4.375%, 01/15/29	189,708
55,000	Medline Borrower, LP* 3.875%, 04/01/29	51,520
53,000	5.250%, 10/01/29	51,399
6,000	Medline Borrower, LP / Medline Co-Issuer, Inc.* 6.250%, 04/01/29	6,114
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV*^ 5.125%, 04/30/31	182,630

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
120,000	Tenet Healthcare Corp. 6.250%, 02/01/27	$120,167
70,000	6.875%, 11/15/31	75,163
190,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	181,281
		1,257,645
	Industrials (1.7%)
45,000	Aar Escrow Issuer, LLC* 6.750%, 03/15/29	46,041
50,000	ACCO Brands Corp.* 4.250%, 03/15/29	45,901
50,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	47,186
75,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	73,585
30,000	5.875%, 02/15/28	30,075
25,000	Arcosa, Inc.* 4.375%, 04/15/29	23,628
22,000	6.875%, 08/15/32	22,585
200,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	45,316
34,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	31,622
25,000	Bombardier, Inc.* 8.750%, 11/15/30	27,130
15,000	7.000%, 06/01/32^	15,380
14,000	7.875%, 04/15/27	14,044
13,000	7.250%, 07/01/31	13,458
44,000	BWX Technologies, Inc.* 4.125%, 04/15/29	41,684
48,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	47,262
11,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	10,878
58,000	Deluxe Corp.* 8.000%, 06/01/29	54,722
43,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	43,339
68,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	69,200
25,000	EnerSys* 4.375%, 12/15/27	24,140
20,000	6.625%, 01/15/32	20,577
15,000	EquipmentShare.com, Inc.* 8.625%, 05/15/32	15,493
15,000	8.000%, 03/15/33	15,194
25,000	Graham Packaging Company, Inc.*^ 7.125%, 08/15/28	24,342
30,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	29,498
20,000	3.500%, 03/01/29	18,280
PRINCIPAL AMOUNT		VALUE
51,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	$47,934
101,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	93,373
65,000	Herc Holdings, Inc.* 5.500%, 07/15/27	64,576
23,000	6.625%, 06/15/29	23,558
34,000	JELD-WEN, Inc.* 7.000%, 09/01/32	33,912
25,000	4.875%, 12/15/27	24,221
70,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	67,925
45,000	Knife River Holding Company* 7.750%, 05/01/31	47,208
34,000	Masterbrand, Inc.* 7.000%, 07/15/32	34,874
33,000	Moog, Inc.* 4.250%, 12/15/27	31,618
55,000	Newfold Digital Holdings Group, Inc.* 6.000%, 02/15/29	37,235
52,000	Novelis Corp.* 4.750%, 01/30/30	48,732
27,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	25,816
11,000	Sealed Air Corp.* 5.000%, 04/15/29	10,633
10,000	6.500%, 07/15/32	10,159
35,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28	35,371
10,000	7.250%, 02/15/31	10,388
40,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	35,772
50,000	Standard Industries, Inc.* 5.000%, 02/15/27	49,029
35,000	Stericycle, Inc.* 3.875%, 01/15/29	34,657
45,000	TransDigm, Inc.* 6.875%, 12/15/30	46,200
35,000	6.750%, 08/15/28	35,817
29,000	6.625%, 03/01/32	29,524
15,000	7.125%, 12/01/31	15,559
15,503	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	14,616
44,000	Vertiv Group Corp.* 4.125%, 11/15/28	41,942
46,000	Wabash National Corp.* 4.500%, 10/15/28	41,830
35,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	34,934
27,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	25,877
20,000	7.375%, 10/01/31	20,759
15,000	6.625%, 06/15/29	15,237
		1,939,846

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Information Technology (0.6%)
80,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	$75,610
39,000	Clear Channel Worldwide Holdings, Inc.* 5.125%, 08/15/27	37,920
23,000	Coherent Corp.* 5.000%, 12/15/29	22,079
21,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	21,355
22,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	21,571
26,000	Fair Isaac Corp.* 4.000%, 06/15/28	24,728
50,000	KBR, Inc.* 4.750%, 09/30/28	48,103
50,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28	22,759
20,000	5.500%, 09/01/28	13,715
20,000	NCL Corp., Ltd.* 8.125%, 01/15/29	21,201
34,000	ON Semiconductor Corp.* 3.875%, 09/01/28	31,935
39,000	Open Text Corp.* 3.875%, 02/15/28	36,692
20,000	6.900%, 12/01/27	20,818
16,000	3.875%, 12/01/29	14,618
16,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	14,387
37,000	Playtika Holding Corp.* 4.250%, 03/15/29	33,437
60,000	TTM Technologies, Inc.* 4.000%, 03/01/29	56,140
30,000	Twilio, Inc. 3.625%, 03/15/29	27,659
11,000	3.875%, 03/15/31	9,938
42,000	UKG, Inc.* 6.875%, 02/01/31	43,076
65,000	Viavi Solutions, Inc.*^ 3.750%, 10/01/29	59,006
20,000	Zebra Technologies Corp.* 6.500%, 06/01/32	20,476
50,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	45,637
		722,860
	Materials (0.5%)
25,000	ArcelorMittal, SA 7.000%, 10/15/39	27,292
27,000	ATI, Inc. 5.875%, 12/01/27	26,895
45,000	Avient Corp.* 6.250%, 11/01/31	45,313
12,000	Carpenter Technology Corp. 7.625%, 03/15/30	12,427
PRINCIPAL AMOUNT		VALUE
45,000	Chemours Company*^ 4.625%, 11/15/29	$39,076
65,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	60,412
35,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	35,061
22,000	Commercial Metals Company 4.125%, 01/15/30	20,413
11,000	4.375%, 03/15/32	10,125
23,000	HB Fuller Company^ 4.250%, 10/15/28	21,809
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	40,169
40,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	38,183
48,000	Mercer International, Inc. 5.125%, 02/01/29	41,476
20,000	12.875%, 10/01/28*	21,218
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	53,765
34,000	Terex Corp* 6.250%, 10/15/32	33,853
21,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	11,292
		538,779
	Other (0.0%)
25,000	Gen Digital, Inc.* 6.750%, 09/30/27	25,456
	Real Estate (0.1%)
34,000	EPR Properties 3.750%, 08/15/29	31,319
38,000	Forestar Group, Inc.* 5.000%, 03/01/28	36,355
50,000	MIWD Holdco II, LLC / MIWD Finance Corp.*^ 5.500%, 02/01/30	47,800
		115,474
	Special Purpose Acquisition Companies (0.1%)
10,000	Clydesdale Acquisition Holdings, Inc.* 6.875%, 01/15/30	10,162
45,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	40,950
23,000	4.625%, 01/15/29^	21,496
50,000	W.R. Grace Holding, LLC* 7.375%, 03/01/31	51,730
		124,338
	Utilities (0.1%)
17,000	AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	17,609

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT			VALUE
36,000		Duke Energy Corp.^‡ 6.450%, 09/01/54 5 year CMT + 2.59%	$36,682
20,000		Entergy Corp.‡ 7.125%, 12/01/54 5 year CMT + 2.67%	20,503
17,000		NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	17,495
16,000		PPL Capital Funding, Inc.‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	15,911
20,000		Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	20,233
10,000		8.000%, 10/15/26 5 year CMT + 6.93%	10,296
			138,729
		TOTAL CORPORATE BONDS (Cost $14,317,008)	13,756,329
CONVERTIBLE BONDS (31.9%)
		Communication Services (0.6%)
44,000		Cable One, Inc. 0.000%, 03/15/26	40,181
580,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	642,402
			682,583
		Consumer Discretionary (8.0%)
2,224,500	EUR	Accor, SA 0.700%, 12/07/27	1,282,538
1,310,000		Alibaba Group Holding, Ltd.* 0.500%, 06/01/31	1,511,033
43,000		DISH Network Corp. 0.000%, 12/15/25	38,370
469,000		JD.com, Inc.*^ 0.250%, 06/01/29	535,518
685,000		Marriott Vacations Worldwide Corp.^ 0.000%, 01/15/26	639,502
975,000		Meritage Homes Corp.*^ 1.750%, 05/15/28	1,035,606
525,000		Rivian Automotive, Inc. 4.625%, 03/15/29^	457,369
430,000		3.625%, 10/15/30	330,257
2,110,000		Trip.com Group, Ltd.*^ 0.750%, 06/15/29	2,487,838
500,000	GBP	WH Smith, PLC 1.625%, 05/07/26	610,020
292,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	300,097
			9,228,148
PRINCIPAL AMOUNT			VALUE
		Consumer Staples (2.0%)
955,000		Post Holdings, Inc. 2.500%, 08/15/27	$1,093,847
915,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	626,775
653,000		Spectrum Brands, Inc.* 3.375%, 06/01/29	661,855
			2,382,477
		Energy (1.7%)
1,500,000	EUR	Eni S.p.A 2.950%, 09/14/30	1,684,946
400,000		Nabors Industries, Inc. 1.750%, 06/15/29	307,948
			1,992,894
		Financials (0.4%)
400,000	EUR	LEG Properties, BV 1.000%, 09/04/30	454,005
		Health Care (0.4%)
410,000		Alnylam Pharmaceuticals, Inc.^ 1.000%, 09/15/27	468,236
		Industrials (3.7%)
754,000		Granite Construction, Inc.* 3.250%, 06/15/30	967,752
1,200,000	EUR	SPIE, SA 2.000%, 01/17/28	1,507,817
993,000		Tetra Tech, Inc.^ 2.250%, 08/15/28	1,340,461
415,000		Uber Technologies, Inc.*^~ 0.875%, 12/01/28	499,946
			4,315,976
		Information Technology (8.5%)
974,000		Guidewire Software, Inc.* 1.250%, 11/01/29	991,766
1,700,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 08/05/26	2,187,560
440,000		Itron, Inc.*^ 1.375%, 07/15/30	480,234
1,149,000		Parsons Corp.*^ 2.625%, 03/01/29	1,489,414
514,000		Snowflake, Inc.* 0.000%, 10/01/29	524,948
2,123,000		Spotify USA, Inc. 0.000%, 03/15/26	2,139,262
435,000		Varonis Systems, Inc.*^ 1.000%, 09/15/29	440,233
1,440,000		Xero Investments, Ltd. 1.625%, 06/12/31	1,584,015
			9,837,432

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT			VALUE
		Materials (2.0%)
315,000		Fortuna Mining Corp.* 3.750%, 06/30/29	$351,042
1,000,000		Glencore Funding, LLC 0.000%, 03/27/25	1,005,860
400,000		Gold Pole Capital Company, Ltd. 1.000%, 06/25/29	422,604
80,000,000	JPY	Resonac Holdings Corp. 0.000%, 12/29/28	579,882
			2,359,388
		Other (0.0%)
20,000		Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	13,813
		Real Estate (0.5%)
500,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	553,083
		Utilities (4.1%)
991,000		Duke Energy Corp. 4.125%, 04/15/26	1,046,426
688,000		NextEra Energy Capital Holdings, Inc.* 3.000%, 03/01/27	854,283
2,601,000		Southern Company*^ 4.500%, 06/15/27	2,840,136
			4,740,845
		TOTAL CONVERTIBLE BONDS (Cost $35,502,679)	37,028,880
BANK LOANS (12.5%)¡
		Airlines (0.6%)
298,500		Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	299,216
433,561		United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	435,070
			734,286
		Communication Services (2.1%)
250,000		APi Group DE, Inc.‡ 6.685%, 01/03/29 1 mo. SOFR + 2.00%	250,165
1,261		Audacy Capital Corp.‡ 11.800%, 10/02/28 1 mo. SOFR + 7.00%	1,274
249,344		Charter Communications Operating LLC‡ 6.343%, 02/01/27 3 mo. SOFR + 1.75%	249,324
24,872		Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	24,900
79,582		CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. USD LIBOR + 2.50%	74,218
PRINCIPAL AMOUNT		VALUE
43,000	Entercom Media Corp.‡ 0.000%, 11/18/24	$19,427
456,978	Go Daddy Operating Company, LLC‡ 6.685%, 11/09/29 1 mo. SOFR + 2.00%	457,391
34,913	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	33,947
250,000	Match Group, Inc.‡ 6.714%, 02/13/27 3 mo. SOFR + 1.75%	250,000
241,433	Nexstar Broadcasting, Inc.‡ 7.300%, 09/18/26 1 mo. SOFR + 2.50%	241,694
498,747	SBA Senior Finance II, LLC‡ 6.440%, 01/25/31 1 mo. SOFR + 1.75%	498,617
45,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	45,094
295,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	286,943
		2,432,994
	Consumer Discretionary (3.3%)
498,750	1011778 B.C. Unlimited Liability Company‡ 6.435%, 09/20/30 1 mo. SOFR + 1.75%	495,259
498,123	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	500,071
249,369	Aramark Services, Inc.‡ 6.685%, 06/22/30 1 mo. SOFR + 2.00%	249,836
187,288	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	188,078
248,125	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	248,373
248,750	Installed Building Products, Inc.‡ 6.685%, 03/28/31 1 mo. SOFR + 2.00%	250,149
45,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	45,009
498,116	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	498,659
246,803	Murphy USA, Inc.‡ 6.709%, 01/31/28 1 mo. SOFR + 1.75%	247,767
24,938	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	25,343

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
496,206	PENN Entertainment, Inc.‡ 7.535%, 05/03/29 1 mo. SOFR + 2.75%	$497,456
249,375	Six Flags Entertainment Corp.‡ 6.845%, 05/01/31 1 mo. SOFR + 2.00%	249,531
298,500	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	298,361
		3,793,892
	Consumer Staples (0.6%)
142,840	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	145,698
35,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	34,956
498,790	Organon & Company‡ 7.259%, 05/19/31 1 mo. SOFR + 2.50%	499,414
52,000	Star Parent, Inc.! 0.000%, 09/27/30	51,006
		731,074
	Energy (0.3%)
247,500	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	248,171
59,697	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	59,672
		307,843
	Financials (1.2%)
54,775	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	54,840
498,744	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	498,856
249,372	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	248,281
495,746	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	496,366
45,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	45,162
		1,343,505
	Health Care (1.5%)
174,309	Avantor Funding, Inc.‡ 6.785%, 11/08/27 1 mo. SOFR + 2.00%	175,483
PRINCIPAL AMOUNT		VALUE
250,000	DaVita, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	$250,156
393,018	Elanco Animal Health, Inc.‡ 6.694%, 08/01/27 1 mo. SOFR + 1.75%	392,633
77,605	IQVIA, Inc.‡ 6.604%, 01/02/31 3 mo. SOFR + 2.00%	77,948
498,747	Medline Borrower, LP‡ 7.435%, 10/23/28 1 mo. SOFR + 2.75%	499,772
355,630	Perrigo Investments, LLC‡ 7.035%, 04/20/29 1 mo. SOFR + 2.25%	356,964
		1,752,956
	Industrials (1.3%)
246,859	Beacon Roofing Supply, Inc.‡ 6.685%, 05/19/28 1 mo. SOFR + 2.00%	247,675
249,372	Emrld Borrower, LP‡ 7.557%, 05/31/30 3 mo. SOFR + 2.50%	249,372
356,376	JELD-WEN, Inc.‡ 6.800%, 07/28/28 1 mo. SOFR + 2.00%	357,980
44,888	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	45,081
23,622	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	23,670
496,877	TransDigm, Inc.‡ 7.354%, 08/24/28 3 mo. SOFR + 2.75%	498,499
84,788	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	84,963
		1,507,240
	Information Technology (0.9%)
45,616	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	45,549
221,930	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	222,457
404,039	Open Text Corp.‡ 6.935%, 01/31/30 1 mo. SOFR + 2.25%	405,865
267,769	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	268,026
158,004	TTM Technologies, Inc.‡ 7.094%, 05/30/30 1 mo. SOFR + 2.25%	158,663
		1,100,560

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT			VALUE
		Materials (0.7%)
510,823		Axalta Coating Systems U.S. Holdings, Inc.‡ 6.604%, 12/20/29 3 mo. SOFR + 2.00%	$512,951
290,043		Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	291,372
			804,323
		TOTAL BANK LOANS (Cost $14,535,212)	14,508,673
NUMBER OF SHARES			VALUE
WARRANTS (0.0%) #
		Energy (0.0%)
2,607		Mcdermott International, Ltd. 06/30/27, Strike $15.98	—
2,347		Mcdermott International, Ltd. 06/30/27, Strike $12.33	—
		TOTAL WARRANTS (Cost $1,002)	—
COMMON STOCKS (79.4%)
		Communication Services (7.2%)
10,600		Alphabet, Inc. - Class Aµ	1,813,766
925		Altice USA, Inc. - Class A^#	2,248
1,050		Baidu, Inc. (ADR)^#	95,792
363	EUR	CTS Eventim, AG & Company KGaA	38,121
310		Cumulus Media, Inc. - Class A#	363
36,650	EUR	Deutsche Telekom, AGµ	1,108,058
2,160	SEK	Hemnet Group, AB	68,080
1,250		Meta Platforms, Inc. - Class Aµ	709,475
1,110		Netflix, Inc.µ#	839,193
425	EUR	Scout24, SE*	36,714
3,335		Spotify Technology, SAµ#	1,284,308
14,600	HKD	Tencent Holdings, Ltd.µ	761,274
15,060		Tencent Holdings, Ltd. (ADR)^	786,283
26,485	GBP	Trustpilot Group, PLC*#	84,654
7,610		Walt Disney Companyµ	732,082
			8,360,411
		Consumer Discretionary (11.2%)
37,500	HKD	Alibaba Group Holding, Ltd.µ	458,712
1,745		Alibaba Group Holding, Ltd. (ADR)	170,975
12,480		Amazon.com, Inc.^#	2,326,272
10,915	INR	Amber Enterprises India, Ltd.#	779,635
83,000	AED	Americana Restaurants International, PLC	50,939
9,604		Aptiv, PLC#	545,795
3,900	CNY	BYD Company, Ltd. - Class A	160,698
NUMBER OF SHARES			VALUE
5,700	CNY	China Tourism Group Duty
		Free Corp., Ltd. - Class A	$54,379
9,200		Chipotle Mexican Grill, Inc.µ#	513,084
146,900	PHP	DigiPlus Interactive Corp.	50,959
3,330	INR	Dixon Technologies India, Ltd.	557,093
35,700	CNY	Fuyao Glass Industry Group Company, Ltd. - Class A	285,650
72,500	CNY	Hisense Home Appliances Group Company, Ltd. - Class A	285,717
41,721	INR	Indian Hotels Company, Ltd.	334,396
45,700	HKD	JD.com, Inc. - Class A	926,761
48,000	HKD	Jiumaojiu International Holdings, Ltd.*^	20,726
60,764	INR	Kalyan Jewellers India, Ltd.	472,995
33,500	HKD	Li Ning Company, Ltd.	68,354
280	EUR	LVMH Moet Hennessy Louis Vuitton, SEµ	186,402
8,048	INR	Mahindra & Mahindra, Ltd.	262,056
18,707		MakeMyTrip, Ltd.^#	1,898,573
14,700	HKD	Meituan - Class B*µ#	347,366
274		MercadoLibre, Inc.µ#	558,187
98,400	HKD	MGM China Holdings, Ltd.^	127,699
11,570		NIO, Inc. (ADR)#	59,007
64,000	HKD	Sands China, Ltd.#	162,834
840	SEK	Thule Group, AB*	28,117
38,700	JPY	Toyota Motor Corp.µ	666,816
3,250	HKD	Yum China Holdings, Inc.	146,040
23,000	HKD	Zhongsheng Group Holdings, Ltd.	35,369
154,520	INR	Zomato, Ltd.#	442,861
			12,984,467
		Consumer Staples (5.6%)
1,815	SEK	AAK, AB	52,103
11,850	TRY	BIM Birlesik Magazalar, A/S	161,689
2,375	INR	Britannia Industries, Ltd.	161,559
1,500		Constellation Brands, Inc. - Class A	348,510
1,360		Costco Wholesale Corp.µ	1,188,885
944	GBP	Cranswick, PLC	61,714
15,530	CNY	Eastroc Beverage Group Company, Ltd. - Class A	462,601
2,372	INR	Gillette India, Ltd.	280,904
2,000	JPY	Kobe Bussan Company, Ltd.^	49,059
700	CNY	Kweichow Moutai Company, Ltd. - Class A	150,346
5,900	CHF	Nestle, SAµ	557,506
20,332	BRL	Raia Drogasil, SA	85,606
54,000	JPY	Seven & i Holdings Company, Ltd.^	777,597
26,000	HKD	Smoore International Holdings, Ltd.*	33,944
1,082,840	IDR	Sumber Alfaria Trijaya, Tbk PT	229,056
400	JPY	Toyo Suisan Kaisha, Ltd.	23,498
15,500	GBP	Unilever, PLCµ	945,532

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES			VALUE
11,000		Walmart, Inc.µ	$901,450
4,354	GBP	Warpaint London, PLC	30,429
			6,501,988
		Energy (3.6%)
11,650	GBP	BP, PLCµ	56,978
45,000	CAD	Canadian Natural Resources, Ltd.µ	1,530,326
13,425	CAD	CES Energy Solutions Corp.^	76,943
180		Cheniere Energy Partners, LP	9,099
8,810		Chevron Corp.µ	1,311,104
2,552		Energy Transfer, LP	42,057
1,160		Enterprise Products Partners, LP	33,246
341		EP Energy Corp.#	597
1		Gulfport Energy Corp.#	138
11,400		Helmerich & Payne, Inc.^	383,040
46,000	THB	PTT Exploration & Production, PCL	172,768
9,900	INR	Reliance Industries Ltd.#	156,539
9,900	INR	Reliance Industries, Ltd.	156,533
2,040	CAD	Secure Energy Services, Inc.	22,724
10,540		TechnipFMC, PLC	281,313
			4,233,405
		Financials (8.1%)
116,000	HKD	AIA Group, Ltd.µ	915,509
49,400	BRL	B3, SA - Brasil Bolsa Balcao	90,752
1,120,598	IDR	Bank Mandiri Persero, Tbk PT	475,715
23,000		Bank of America Corp.µ	961,860
101,830	PHP	Bank of the Philippine Islands	250,136
2,480		Chubb, Ltd.µ	700,451
4,800	JPY	Concordia Financial Group, Ltd.^	23,776
620	CAD	Definity Financial Corp.^	23,925
29,304	AED	First Abu Dhabi Bank, PJSC	104,723
10,400	HKD	Hong Kong Exchanges & Clearing, Ltd.	416,420
1,085	AUD	HUB24, Ltd.^	48,833
35,025		Itau Unibanco Holding, SA (ADR)	211,901
3,425		JPMorgan Chase & Companyµ	760,076
9,010	KRW	KB Financial Group, Inc.	586,270
190,000	THB	Krung Thai Bank PCL	115,916
8,879	KRW	Meritz Financial Group, Inc.	657,129
7,000		Morgan Stanley	813,750
53,132		NU Holdings, Ltd. - Class Aµ#	801,762
12,018	INR	PB Fintech, Ltd.#	241,511
48,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class Hµ	300,495
765	KRW	Samsung Fire & Marine Insurance Company, Ltd.	185,467
10,945		Wells Fargo & Company	710,549
			9,396,926
NUMBER OF SHARES			VALUE
		Health Care (7.6%)
660	DKK	ALK-Abello, A/S#	$15,454
2,230	INR	Apollo Hospitals Enterprise, Ltd.	185,376
5,325	GBP	AstraZeneca, PLCµ	757,713
1,585	SEK	Biotage, AB	23,805
32,600	THB	Bumrungrad Hospital PCL	263,102
475	SEK	Camurus, AB#	26,711
1,250	KRW	Dentium Company, Ltd.	70,967
2,605		Eli Lilly & Company^µ	2,161,473
260,700	MXN	Genomma Lab Internacional, SAB de CV - Class B	349,172
6,000	EUR	Gerresheimer, AG	505,319
1,310		Humana, Inc.	337,757
4,510	BRL	Hypera, SA	17,241
5,700	CHF	Novartis, AGµ	618,486
19,829		Novo Nordisk, A/S (ADR)	2,219,857
15,500	CHF	Sandoz Group, AG	706,618
3,400	JPY	Santen Pharmaceutical Company, Ltd.	40,660
1,800	JPY	Shofu, Inc.	26,567
770		UnitedHealth Group, Inc.µ	434,665
200	CHF	Ypsomed Holding, AG	88,708
			8,849,651
		Industrials (6.7%)
17,310	INR	Adani Ports & Special Economic Zone, Ltd.	282,434
2,872	CAD	Bird Construction, Inc.^	62,520
4,640	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	161,040
175	EUR	DO & CO, AG#	27,205
5,650		General Electric Companyµ	970,557
1,683	KRW	Hanwha Aerospace Company, Ltd.	445,311
1,534	KRW	HD Hyundai Electric Company, Ltd.	359,038
17,672	INR	Hindustan Aeronautics, Ltd.	890,817
49,700	JPY	Hitachi, Ltd.µ	1,248,706
700	JPY	IHI Corp.	37,267
43,970	PHP	International Container Terminal Services, Inc.	298,809
2,300	JPY	Japan Elevator Service Holdings Company, Ltd.	44,039
700	JPY	Kyudenko Corp.	25,130
105,000	HKD	Lonking Holdings, Ltd.	20,214
4,670	SEK	Munters Group, AB*	75,652
8,700	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	69,208
2,010	CHF	R&S Group Holding, AG	48,819
146,380	GBP	Rolls-Royce Holdings, PLC#	1,010,080
44,100	CNY	Sany Heavy Industry Company, Ltd. - Class A	113,210
14,700	CNY	Shanghai International Airport Company, Ltd. - Class A	72,256

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES			VALUE
470	KRW	SK Square Company, Ltd.#	$28,383
2,200	GBP	Volution Group, PLC	16,416
4,250		Waste Management, Inc.µ	917,363
37,537	BRL	WEG, SA	351,351
42,900	CNY	Yutong Bus Company, Ltd.	146,107
			7,721,932
		Information Technology (25.4%)
13,520	TWD	All Ring Tech Company, Ltd.	185,192
14,925		Apple, Inc.µ	3,371,707
2,370		ASML Holding, NVµ	1,593,944
2,495	NOK	Crayon Group Holding, ASA*#	24,711
310	CAD	Descartes Systems Group, Inc.^#	32,206
4,100	CNY	Iflytek Company, Ltd. - Class A	26,409
11,845		Infosys, Ltd. (ADR)^	247,679
12,745	TWD	Insyde Software Corp.	205,771
6,440		International Business Machines Corp.µ	1,331,277
2,500	JPY	Keyence Corp.µ	1,128,533
95,000	HKD	Kingdee International Software Group Company, Ltd.#	99,451
2,595	AUD	Life360, Inc.*#	37,025
6,830	TWD	MediaTek, Inc.	265,879
8,780		Microsoft Corp.^	3,567,753
1,100	CNY	NAURA Technology Group Company, Ltd. -Class A	60,552
531	EUR	Nemetschek, SE	57,216
46,133		NVIDIA Corp.^µ	6,124,617
4,700		Oracle Corp.µ	788,848
10,915	KRW	Samsung Electronics Company, Ltd.	463,462
4,166	EUR	SAP, SEµ	972,698
4,950	CAD	Shopify, Inc. - Class Aµ#	387,226
4,224	KRW	SK Hynix, Inc.	552,980
10,600	HKD	Sunny Optical Technology Group Company, Ltd.	68,953
752	EUR	SUSS MicroTec, SE	44,996
187,160	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,869,241
1,790	AUD	Technology One, Ltd.^	28,529
8,300	BRL	TOTVS, SA	42,843
2,100	JPY	Towa Corp.^	26,888
15,520		Unity Software, Inc.^#	311,642
24,000	CNY	Venustech Group, Inc. - Class A	59,759
15,805	AUD	WiseTech Global, Ltd.	1,213,479
66,800	HKD	Xiaomi Corp. - Class B*#	229,117
			29,420,583
		Materials (2.0%)
1,780	CAD	Alamos Gold, Inc. - Class A	35,962
2,165	JPY	Artience Company, Ltd.^	51,890
NUMBER OF SHARES			VALUE
55,445	CAD	Barrick Gold Corp.	$1,071,588
38,990		Cemex, SAB de CV (ADR)	203,528
1,505		Linde, PLCµ	686,506
2,000	JPY	Resonac Holdings Corp.^	47,571
5,575	ZAR	Sasol, Ltd.	31,334
1,206	EUR	SOL S.p.A^	46,775
1,400	JPY	Sumitomo Bakelite Company, Ltd.	36,560
5,250		Vale, SA (ADR)	56,175
			2,267,889
		Other (0.0%)
70		Rite Aid Equity Equity#	6,300
		Real Estate (1.5%)
179,500	PHP	Ayala Land, Inc.	100,694
8,405		KE Holdings, Inc. (ADR)	184,322
57,910	INR	Macrotech Developers, Ltd.*	830,480
6,300	JPY	Mirarth Holdings, Inc.	20,247
26,470	INR	Prestige Estates Projects, Ltd.	515,010
2,742	INR	Sobha, Ltd.	51,706
			1,702,459
		Utilities (0.5%)
6,836		NextEra Energy, Inc.µ	541,753
		TOTAL COMMON STOCKS (Cost $92,423,459)	91,987,764
PREFERRED STOCKS (0.1%)
		Communication Services (0.1%)
797		Qwest Corp. 6.500%, 09/01/56	12,776
340		Telephone and Data Systems, Inc. 6.625%, 03/31/26	6,997
530		United States Cellular Corp. 5.500%, 06/01/70	11,925
505		5.500%, 03/01/70	11,373
			43,071
		Consumer Discretionary (0.0%)
305		Guitar Center, Inc.#	11,437
		TOTAL PREFERRED STOCKS (Cost $71,107)	54,508
EXCHANGE-TRADED FUNDS (7.1%)
		Other (7.1%)
189,615		Invesco Senior Loan ETF^	3,980,019
6,150		iShares MSCI Saudi Arabia ETF^	257,931
95,750		SPDR Blackstone Senior Loan ETF^	4,006,180
		TOTAL EXCHANGE-TRADED FUNDS (Cost $8,390,379)	8,244,130

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (3.5%)
		Energy (0.0%)
1		Gulfport Energy Corp. 10.000%, 12/01/24 15.000% PIK rate	$10,000
		Financials (1.5%)
16,000		Apollo Global Management, Inc. 6.750%, 07/31/26	1,221,920
10,690		Ares Management Corp. 6.750%, 10/01/27	576,191
			1,798,111
		Industrials (2.0%)
42,850		Boeing Company 6.000%, 10/15/27	2,302,331
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,768,412)	4,110,442
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.2%)#
		Communication Services (0.0%)
65		Sea, Ltd.
611,325		Call, 12/20/24, Strike $100.00	38,675
		Consumer Discretionary (0.1%)
69		Lowe's Companies, Inc.
1,806,627		Call, 04/17/25, Strike $270.00	111,435
		Health Care (0.2%)
135		Boston Scientific Corp.
1,134,270		Call, 11/15/24, Strike $70.00	203,850
		Industrials (0.2%)
75	EUR	Schneider Electric, SE
1,779,000		Call, 12/20/24, Strike 220.00	179,071
		Materials (0.0%)
537		Freeport-McMoRan, Inc.
2,417,574		Call, 12/20/24, Strike $50.00	50,747
		Other (0.7%)
154		Invesco QQQ Trust Series 1
7,451,290		Put, 01/17/25, Strike $430.00	80,696
660		iShares Russell 2000 Value
10,847,760		ETFiShares Russell 2000 Value ETF Call, 11/15/24, Strike $165.00	310,200
183 10,406,112		SPDR® S&P 500® ETF Trust Put, 01/17/25, Strike $575.00	329,674
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
139 7,904,096		Put, 01/17/25, Strike $490.00	$48,094
			768,664
		TOTAL PURCHASED OPTIONS (Cost $1,281,120)	1,352,442
		TOTAL INVESTMENTS (147.6%) (Cost $170,290,378)	171,043,168
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.2%)			(13,000,000)
LIABILITIES, LESS OTHER ASSETS (-36.4%)			(42,126,013)
NET ASSETS (100.0%)			$115,917,155
WRITTEN OPTIONS (0.0%)#
		Energy (0.0%)
(114)		Helmerich & Payne, Inc.
(383,040)		Call, 12/20/24, Strike $55.00	$(2,280)
		Information Technology (0.0%)
(49	) CAD	Shopify, Inc.
(383,229)		Call, 12/20/24, Strike 120.00	(16,804)
		TOTAL WRITTEN OPTIONS (Premium $10,311)	$(19,084)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@  In default status and considered non-income producing.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $309,605.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $38,086,889.

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2024

FOREIGN CURRENCY ABBREVIATIONS

AED  UAE Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

SEK  Swedish Krona

THB  Thai Baht

TRY  Turkish Lira

TWD  New Taiwan Dollar

ZAR  South African Rand

ABBREVIATION

ADR  American Depositary Receipt

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2024

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$119,427,901	69.8%
European Monetary Unit	8,684,964	5.1%
Indian Rupee	6,601,905	3.9%
New Taiwan Dollar	6,526,083	3.8%
Hong Kong Dollar	5,139,238	3.0%
Japanese Yen	4,854,686	2.8%
Canadian Dollar	3,853,391	2.3%
British Pound Sterling	3,573,536	2.1%
South Korean Won	3,349,007	2.0%
Chinese Yuan Renminbi	2,107,932	1.2%
	VALUE	% OF TOTAL INVESTMENTS
Swiss Franc	$2,020,137	1.2%
Australian Dollar	1,327,866	0.8%
Indonesian Rupiah	704,771	0.4%
Philippine Peso	700,598	0.4%
Brazilian Real	587,793	0.3%
Thai Baht	551,786	0.3%
Mexican Peso	349,172	0.2%
Swedish Krona	274,468	0.2%
Turkish Lira	161,689	0.1%
UAE Dirham	155,662	0.1%
South African Rand	31,334	—%
Norwegian Krone	24,711	—%
Danish Krone	15,454	—%
Total Investments Net of Written Options	$171,024,084	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2024

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$13,756,329	$—	$13,756,329
Convertible Bonds	—	37,028,880	—	37,028,880
Bank Loans	—	14,508,673	—	14,508,673
Common Stocks	52,504,140	39,483,624	—	91,987,764
Preferred Stocks	43,071	11,437	—	54,508
Exchange-Traded Funds	8,244,130	—	—	8,244,130
Convertible Preferred Stocks	4,100,442	10,000	—	4,110,442
Purchased Options	1,352,442	—	—	1,352,442
Total	$66,244,225	$104,798,943	$—	$171,043,168
Liabilities:
Written Options	$19,084	$—	$—	$19,084
Total	$19,084	$—	$—	$19,084

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
145,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $136,002)	$137,022
CORPORATE BONDS (32.8%)
	Airlines (0.2%)
154,451	Alaska Airlines Pass Through Trust Series 2020-1, Class A*~ 4.800%, 02/15/29	152,832
50,509	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	51,237
183,680	American Airlines Pass Through Trust Series 2021-1, Class Bµ 3.950%, 01/11/32	169,965
72,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*~ 5.500%, 04/20/26	71,866
164,813	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	153,948
132,676	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	135,940
		735,788
	Communication Services (2.0%)
200,000	Altice Financing, SA*µ 5.750%, 08/15/29	163,672
200,000	Altice France Holding, SA* 10.500%, 05/15/27	60,968
225,000	Altice France, SA*µ 5.500%, 10/15/29	170,440
225,000	APi Group DE, Inc.*µ 4.750%, 10/15/29	213,705
231,000	Audacy Capital LLC*@ 6.750%, 03/31/29	7,986
91,000	6.500%, 05/01/27	3,500
162,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	155,745
90,000	Clear Channel Outdoor Holdings, Inc.*µ 7.875%, 04/01/30	91,785
85,000	9.000%, 09/15/28	89,396
200,000	Connect Finco SARL / Connect US Finco, LLC*µ 9.000%, 09/15/29	190,190
262,000	Consolidated Communications, Inc.*~ 6.500%, 10/01/28	249,086
215,000	CSC Holdings, LLC* 4.500%, 11/15/31	158,126
200,000	5.750%, 01/15/30	106,064
200,000	4.625%, 12/01/30	100,764
PRINCIPAL AMOUNT		VALUE
99,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.*~ 5.875%, 08/15/27	$95,415
290,000	Frontier California, Inc.µ 6.750%, 05/15/27	298,288
48,000	Frontier Communications Holdings, LLC*µ 8.750%, 05/15/30	50,886
292,000	Frontier Florida, LLCµ 6.860%, 02/01/28	303,911
280,000	Frontier North, Inc.µ 6.730%, 02/15/28	287,101
165,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*~ 3.500%, 03/01/29	152,292
100,000	Gray Television, Inc.* 5.375%, 11/15/31	60,050
140,000	Hughes Satellite Systems Corp.µ 5.250%, 08/01/26	128,709
45,000	6.625%, 08/01/26	38,751
115,000	iHeartCommunications, Inc.~ 8.375%, 05/01/27	60,836
70,000	5.250%, 08/15/27*	47,177
200,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	187,688
151,589	Ligado Networks, LLC* 15.500%, 11/01/23	27,721
135,000	Lumen Technologies, Inc.µ 7.600%, 09/15/39	98,989
132,750	10.000%, 10/15/32*	132,401
95,000	Match Group Holdings II, LLC*~ 3.625%, 10/01/31	83,273
571,000	Paramount Global~ 6.375%, 03/30/62‡ 5 year CMT + 4.00%	529,323
180,000	4.900%, 08/15/44	133,949
63,000	Qwest Corp.µ 7.250%, 09/15/25	62,819
535,000	Rogers Communications, Inc.*~‡ 5.250%, 03/15/82 5 year CMT + 3.59%	524,487
95,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29~	73,991
48,000	5.375%, 01/15/31	27,217
100,000	Scripps Escrow, Inc.*µ^ 5.875%, 07/15/27	88,361
233,000	Sirius XM Radio, Inc.*~ 3.875%, 09/01/31	200,527
195,000	5.500%, 07/01/29	189,415
90,000	3.125%, 09/01/26	86,450
175,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	116,336
210,000	Stagwell Global, LLC*~ 5.625%, 08/15/29	200,019

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
100,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	$44,045
145,000	Time Warner Cable, LLC 6.550%, 05/01/37	139,371
70,000	7.300%, 07/01/38~	71,525
82,000	United States Cellular Corp. 6.700%, 12/15/33	88,776
135,000	Univision Communications, Inc.* 8.000%, 08/15/28~	137,292
95,000	8.500%, 07/31/31µ	93,427
90,000	Viasat, Inc.*µ 5.625%, 04/15/27	84,205
265,000	Vodafone Group, PLC~‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	278,337
		6,984,787
	Consumer Discretionary (4.0%)
280,000	Adams Homes, Inc.*µ 9.250%, 10/15/28	292,877
140,000	Adient Global Holdings Company*~ 8.250%, 04/15/31	145,082
114,000	American Axle & Manufacturing, Inc.~ 5.000%, 10/01/29	103,260
740,000	Aptiv, PLC / Aptiv Global Financing DAC~‡ 6.875%, 12/15/54 5 year CMT + 3.39%	718,999
167,000	Ashton Woods USA, LLC / Ashton Woods Finance Company*µ 4.625%, 08/01/29	156,203
217,000	At Home Group, Inc.* 4.875%, 07/15/28	93,707
254,000	Bath & Body Works, Inc. 6.694%, 01/15/27µ	260,558
145,000	6.875%, 11/01/35~	147,295
200,000	Benteler International AG*~ 10.500%, 05/15/28	207,514
118,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29~	110,708
32,000	8.125%, 07/01/27	32,662
92,000	Carnival Corp.*~ 7.625%, 03/01/26	92,693
89,000	4.000%, 08/01/28	84,958
12,000	7.000%, 08/15/29µ	12,562
44,391	Carvana Company*µ 14.000%, 06/01/31	53,121
37,226	13.000%, 06/01/30	40,697
24,594	12.000%, 12/01/28	26,049
750,000	CCO Holdings, LLC / CCO Holdings Capital Corp.*~ 4.750%, 03/01/30	683,790
250,000	4.500%, 08/15/30	223,363
220,000	6.375%, 09/01/29	217,991
186,000	4.250%, 02/01/31	161,601
96,000	4.750%, 02/01/32	83,281
PRINCIPAL AMOUNT		VALUE
96,000	CDI Escrow Issuer, Inc.*~ 5.750%, 04/01/30	$94,597
115,000	Cedar Fair, LP / Canada's Wonderland Company / Magnum Management Corp. / Millennium Opµ 5.250%, 07/15/29	110,890
92,000	Churchill Downs, Inc.*µ 6.750%, 05/01/31	93,743
155,000	Dana, Inc.µ 4.250%, 09/01/30	135,424
140,000	4.500%, 02/15/32	119,900
88,000	DISH DBS Corp. 5.125%, 06/01/29	58,582
72,000	7.375%, 07/01/28	52,817
186,000	DISH Network Corp.* 11.750%, 11/15/27	195,931
200,000	Empire Resorts, Inc.*µ 7.750%, 11/01/26	191,276
204,000	Everi Holdings, Inc.*µ 5.000%, 07/15/29	202,860
190,000	Ford Motor Company~ 6.100%, 08/19/32	191,045
300,000	Ford Motor Credit Company, LLC~ 4.000%, 11/13/30	271,323
270,000	5.113%, 05/03/29	262,869
235,000	7.200%, 06/10/30	248,153
200,000	7.350%, 11/04/27	210,022
71,000	Gap, Inc.*~ 3.875%, 10/01/31	61,153
90,000	General Motors Company~ 5.200%, 04/01/45	80,571
690,000	General Motors Financial Company, Inc.‡ 5.700%, 09/30/30~ 5 year CMT + 5.00%	668,934
293,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	291,011
315,000	goeasy, Ltd.*µ 9.250%, 12/01/28	336,303
161,000	7.625%, 07/01/29	165,566
272,000	Goodyear Tire & Rubber Companyµ^ 5.625%, 04/30/33	235,188
100,000	5.250%, 07/15/31	87,908
115,000	Group 1 Automotive, Inc.* 6.375%, 01/15/30µ	115,575
79,000	4.000%, 08/15/28~	74,188
44,931	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	45,718
205,000	Kohl's Corp. 5.550%, 07/17/45	138,836
185,000	LCM Investments Holdings II, LLC*~ 8.250%, 08/01/31	193,628
190,000	Liberty Interactive, LLC 8.250%, 02/01/30	97,884

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
179,000	Life Time, Inc.* 8.000%, 04/15/26µ	$179,954
143,000	6.000%, 11/15/31	142,372
90,000	Light & Wonder International, Inc.*~µ 7.500%, 09/01/31	93,086
70,000	Lindblad Expeditions Holdings, Inc.*µ 9.000%, 05/15/28	73,111
123,000	Lindblad Expeditions, LLC*µ 6.750%, 02/15/27	123,750
125,000	M/I Homes, Inc. 3.950%, 02/15/30	114,365
230,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	198,239
135,000	4.300%, 02/15/43	93,270
188,000	MGM Resorts Internationalµ 6.500%, 04/15/32	188,156
242,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.*~ 4.875%, 05/01/29	228,748
190,000	Newell Brands, Inc. 6.875%, 04/01/36	189,282
110,000	5.700%, 04/01/26~	110,309
48,000	6.625%, 05/15/32	48,192
48,000	6.375%, 05/15/30	48,278
90,000	Nordstrom, Inc. 5.000%, 01/15/44~	67,700
40,000	6.950%, 03/15/28µ	41,433
36,000	4.250%, 08/01/31	31,786
285,000	Patrick Industries, Inc.*µ 4.750%, 05/01/29	269,892
95,000	6.375%, 11/01/32	94,045
215,000	PENN Entertainment, Inc.*µ 4.125%, 07/01/29	193,216
265,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*~ 5.625%, 09/01/29	188,373
95,000	QVC, Inc. 5.450%, 08/15/34	62,333
90,000	Raising Cane's Restaurants, LLC*~ 9.375%, 05/01/29	96,876
14,928	Rite Aid Cmsr Note 12.000%, 08/30/34	17,167
324,000	Rite Aid Corp.*@ 0.000%, 11/15/26	—
58,927	0.000%, 10/18/24	—
58,874	Rite Aid Corp. 15.000%, 08/30/31	39,740
42,860	0.000%, / /0	15,215
20,067	12.057%, 08/30/31* 3 mo. SOFR + 7.00%	19,164
20,067	Rite Aid Note Holder Trust Bond 0.000%, 08/30/34	—
24,000	Royal Caribbean Cruises, Ltd.* 5.625%, 09/30/31	23,932
23,000	6.250%, 03/15/32	23,455
PRINCIPAL AMOUNT		VALUE
175,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*µ 4.625%, 03/01/29	$162,475
275,000	Six Flags Entertainment Corp.*~ 7.250%, 05/15/31	282,040
117,000	Sonic Automotive, Inc.*µ 4.625%, 11/15/29	107,517
147,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.*µ 4.875%, 11/01/27	143,825
190,000	Station Casinos, LLC*~ 4.500%, 02/15/28	181,532
185,000	STL Holding Company, LLC*µ 8.750%, 02/15/29	196,749
107,000	Taylor Morrison Communities, Inc.*µ 5.750%, 01/15/28	107,115
45,000	Viking Cruises, Ltd.*µ 9.125%, 07/15/31	48,699
220,000	Vista Outdoor, Inc.*µ 4.500%, 03/15/29	223,951
175,000	ZF North America Capital, Inc.*~ 7.125%, 04/14/30	175,987
		13,626,195
	Consumer Staples (0.9%)
290,000	Arrow Bidco, LLC*µ 10.750%, 06/15/25	295,698
45,000	B&G Foods, Inc.*µ 8.000%, 09/15/28	46,787
100,000	Brink's Company* 6.500%, 06/15/29µ	102,236
46,000	6.750%, 06/15/32	46,867
218,000	Central Garden & Pet Company*µ 4.125%, 04/30/31	195,834
213,000	Edgewell Personal Care Company*~ 4.125%, 04/01/29	199,338
263,000	Energizer Holdings, Inc.* 4.375%, 03/31/29~	246,165
48,000	6.500%, 12/31/27µ	48,606
180,000	JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co Sarl 5.500%, 01/15/30~	179,613
51,000	5.750%, 04/01/33µ	51,533
95,000	KeHE Distributors, LLC / KeHE Finance Corp. / NextWave Distribution, Inc.*µ 9.000%, 02/15/29	98,511
655,000	Land O' Lakes, Inc.* 7.000%, 09/18/28	533,039
191,000	Performance Food Group, Inc.* 4.250%, 08/01/29~	178,872
48,000	6.125%, 09/15/32µ	48,272
140,000	Pilgrim's Pride Corp.~ 4.250%, 04/15/31	130,173

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
139,000	Post Holdings, Inc.* 6.375%, 03/01/33µ	$137,881
92,000	6.250%, 02/15/32~	93,247
182,000	Prestige Brands, Inc.*~ 3.750%, 04/01/31	162,983
95,000	RR Donnelley & Sons Company*µ 9.500%, 08/01/29	95,827
155,000	United Natural Foods, Inc.*~ 6.750%, 10/15/28	149,789
		3,041,271
	Energy (4.2%)
192,000	Apache Corp.~ 5.100%, 09/01/40	166,247
190,000	Ascent Resources Utica Holdings, LLC / ARU Finance Corp.*µ 6.625%, 10/15/32	188,341
209,000	Buckeye Partners, LPµ 6.875%, 07/01/29*	212,463
135,000	5.850%, 11/15/43	116,716
318,000	Civitas Resources, Inc.*~µ 8.750%, 07/01/31	333,391
135,000	Continental Resources, Inc.µ 4.900%, 06/01/44	111,858
150,000	DT Midstream, Inc.*~ 4.125%, 06/15/29	141,085
920,000	Enbridge, Inc.‡ 5.750%, 07/15/80~ 5 year CMT + 5.31%	893,062
680,000	7.375%, 01/15/83~ 5 year CMT + 3.71%	694,702
430,000	7.200%, 06/27/54µ 5 year CMT + 2.97%	445,562
137,000	7.375%, 03/15/55µ 5 year CMT + 3.12%	141,272
233,000	Encino Acquisition Partners Holdings, LLC*µ 8.750%, 05/01/31	239,913
440,000	Energy Transfer, LP‡ 7.125%, 10/01/54 5 year CMT + 2.83%	444,827
435,000	6.500%, 11/15/26~ 5 year CMT + 5.69%	434,865
345,000	8.000%, 05/15/54 5 year CMT + 4.02%	365,997
125,000	7.850%, 11/01/66~ 3 mo. SOFR + 3.28%	124,192
205,000	EnLink Midstream Partners, LPµ 4.850%, 07/15/26	204,170
113,000	EnLink Midstream, LLC*~ 6.500%, 09/01/30	119,076
185,000	Enterprise Products Operating, LLCµ‡ 8.343%, 08/16/77 3 mo. SOFR + 3.25%	184,451
135,000	5.250%, 08/16/77~ 3 mo. SOFR + 3.29%	132,832
PRINCIPAL AMOUNT		VALUE
310,000	EQM Midstream Partners, LP* 7.500%, 06/01/27µ	$318,085
90,000	6.375%, 04/01/29~	91,482
139,000	Expand Energy Corp.*~µ 6.750%, 04/15/29	140,629
196,000	Genesis Energy, LP / Genesis Energy Finance Corp.µ 8.875%, 04/15/30~	202,043
85,000	7.875%, 05/15/32	84,974
265,000	Gulfport Energy Operating Corp.*µ 6.750%, 09/01/29	266,505
110,000	Hilcorp Energy I, LP / Hilcorp Finance Company*µ 6.000%, 04/15/30	104,972
185,000	Howard Midstream Energy Partners, LLC*µ 7.375%, 07/15/32	188,787
185,000	Kodiak Gas Services, LLC*~µ 7.250%, 02/15/29	190,485
186,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*µ 6.000%, 08/01/26	185,725
180,000	Matador Resources Company*µ 6.500%, 04/15/32	178,666
190,000	Moss Creek Resources Holdings, Inc.*µ 8.250%, 09/01/31	186,493
135,000	Nabors Industries, Inc.*~ 7.375%, 05/15/27	135,408
70,000	9.125%, 01/31/30	72,463
135,000	Nabors Industries, Ltd.*µ 7.500%, 01/15/28	128,631
117,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	116,767
192,000	Oceaneering International, Inc.µ 6.000%, 02/01/28	188,173
190,000	Parkland Corp.* 6.625%, 08/15/32	189,648
94,000	5.875%, 07/15/27~	93,083
99,000	Patterson-UTI Energy, Inc.µ 5.150%, 11/15/29	97,027
181,000	Permian Resources Operating, LLC* 7.000%, 01/15/32µ	184,906
48,000	6.250%, 02/01/33	47,686
750,000	Plains All American Pipeline, LP‡ 9.490%, 12/01/24 3 mo. SOFR + 4.37%	750,337
265,000	Rockcliff Energy II, LLC*~µ 5.500%, 10/15/29	250,703
410,000	South Bow Canadian Infrastructure Holdings, Ltd.*‡ 7.625%, 03/01/55 5 year CMT + 3.95%	423,604
410,000	7.500%, 03/01/55 5 year CMT + 3.67%	426,543

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
185,000	Summit Midstream Holdings, LLC*µ 8.625%, 10/31/29	$191,351
228,650	Transocean, Inc.*µ 8.750%, 02/15/30	237,234
180,000	8.250%, 05/15/29	181,049
115,000	Venture Global Calcasieu Pass, LLC*~ 6.250%, 01/15/30	117,621
45,000	4.125%, 08/15/31	41,038
45,000	3.875%, 08/15/29	41,612
1,045,000	Venture Global LNG, Inc.* 9.000%, 09/30/29µ‡ 5 year CMT + 5.44%	1,044,948
230,000	8.375%, 06/01/31~	239,092
140,000	8.125%, 06/01/28~	145,363
100,000	7.000%, 01/15/30µ	100,676
90,000	9.875%, 02/01/32~	98,305
90,000	9.500%, 02/01/29~	99,543
182,000	Vital Energy, Inc.* 7.875%, 04/15/32^	175,120
115,000	7.750%, 07/31/29µ	113,096
280,000	VOC Escrow, Ltd.*~ 5.000%, 02/15/28	272,530
235,000	Weatherford International, Ltd.*~ 8.625%, 04/30/30	243,082
119,000	Wildfire Intermediate Holdings, LLC*µ 7.500%, 10/15/29	115,342
		14,395,849
	Financials (13.4%)
285,000	Acrisure, LLC / Acrisure Finance, Inc.*~ 8.250%, 02/01/29	289,848
605,000	Aircastle, Ltd.*‡ 5.250%, 06/15/26 5 year CMT + 4.41%	596,415
190,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*µ 7.375%, 10/01/32	188,940
190,000	6.500%, 10/01/31	188,693
400,000	Allianz, SE*µ‡ 5.600%, 09/03/54 5 year CMT + 2.77%	402,748
360,000	Allstate Corp.µ‡ 8.318%, 08/15/53 3 mo. SOFR + 3.20%	360,601
1,171,000	Ally Financial, Inc.µ‡ 4.700%, 05/15/26 5 year CMT + 3.87%	1,056,781
740,000	4.700%, 05/15/28 7 year CMT + 3.48%	602,419
525,000	American International Group, Inc.~‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	524,638
199,000	AmWINS Group, Inc.*µ 4.875%, 06/30/29	187,516
PRINCIPAL AMOUNT		VALUE
1,025,000	Ares Finance Company III, LLC*µ‡ 4.125%, 06/30/51 5 year CMT + 3.24%	$980,310
71,000	AssuredPartners, Inc.*µ 5.625%, 01/15/29	67,280
764,000	AXIS Specialty Finance, LLCµ‡ 4.900%, 01/15/40 5 year CMT + 3.19%	728,986
185,000	Baldwin Insurance Group Holdings, LLC / Baldwin Insurance Group Holdings Finance*µ 7.125%, 05/15/31	189,438
700,000	Bank of America Corp.‡ 4.300%, 01/28/25~ 3 mo. SOFR + 2.93%	695,863
646,000	6.125%, 04/27/27~ 5 year CMT + 3.23%	660,231
330,000	6.100%, 03/17/25µ 3 mo. SOFR + 4.16%	330,634
1,560,000	Bank of New York Mellon Corp.~‡ 4.700%, 09/20/25 5 year CMT + 4.36%	1,550,047
150,000	Beacon Funding Trust* 6.266%, 08/15/54	150,389
200,000	Boost Newco Borrower LLC*~µ 7.500%, 01/15/31	211,032
675,000	BP Capital Markets, PLCµ‡ 4.375%, 06/22/25 5 year CMT + 4.04%	671,085
480,000	4.875%, 03/22/30 5 year CMT + 4.40%	470,582
92,000	Brandywine Operating Partnership, LPµ 8.875%, 04/12/29	99,757
330,000	BroadStreet Partners, Inc.*~µ 5.875%, 04/15/29	314,899
188,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*µ 4.500%, 04/01/27	181,337
200,000	Burford Capital Global Financial, LLC*µ 6.875%, 04/15/30	201,252
1,213,000	Capital One Financial Corp.~‡^ 3.950%, 09/01/26 5 year CMT + 3.16%	1,146,297
675,000	Charles Schwab Corp.~‡ 5.375%, 06/01/25 5 year CMT + 4.97%	673,859
338,000	4.000%, 12/01/30 10 year CMT + 3.08%	295,165
170,000	4.000%, 06/01/26 5 year CMT + 3.17%	163,324
956,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	925,637
360,000	4.000%, 12/10/25 5 year CMT + 3.60%	351,648

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
350,000	7.625%, 11/15/28^ 5 year CMT + 3.21%	$372,680
345,000	7.200%, 05/15/29 5 year CMT + 2.91%	360,622
340,000	7.000%, 08/15/34 10 year CMT + 2.76%	359,978
335,000	5.950%, 05/15/25 3 mo. SOFR + 4.17%	335,241
995,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 year CMT + 3.22%	946,762
365,000	5.650%, 10/06/25 5 year CMT + 5.31%	363,310
830,000	Comerica, Inc.‡ 5.625%, 07/01/25 5 year CMT + 5.29%	824,115
400,000	Corebridge Financial, Inc.‡ 6.375%, 09/15/54^ 5 year CMT + 2.65%	399,468
365,000	6.875%, 12/15/52µ 5 year CMT + 3.85%	373,972
175,000	Credit Acceptance Corp. 6.625%, 03/15/26µ	175,124
125,000	9.250%, 12/15/28*~	132,559
180,000	Cushman & Wakefield U.S. Borrower LLC*µ 8.875%, 09/01/31	194,051
500,000	Depository Trust & Clearing Corp.*µ‡ 3.375%, 06/20/26 5 year CMT + 2.61%	478,095
650,000	Discover Financial Services‡ 5.500%, 10/30/27 3 mo. SOFR + 3.34%	621,361
480,000	6.125%, 06/23/25~ 5 year CMT + 5.78%	480,331
765,000	Enstar Finance, LLC~µ‡ 5.500%, 01/15/42 5 year CMT + 4.01%	720,974
1,295,000	Fifth Third Bancorp‡ 4.500%, 09/30/25 5 year CMT + 4.22%	1,280,250
160,000	First Citizens BancShares, Inc.‡ 9.180%, 01/04/27 3 mo. SOFR + 4.23%	163,030
210,000	GGAM Finance, Ltd.* 8.000%, 02/15/27~	217,109
95,000	5.875%, 03/15/30µ	93,897
188,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*µ 3.750%, 12/15/27	172,554
715,000	Goldman Sachs Group, Inc.‡ 4.400%, 02/10/25 5 year CMT + 2.85%	708,186
350,000	7.500%, 05/10/29~ 5 year CMT + 2.81%	368,084
337,000	4.125%, 11/10/26 5 year CMT + 2.95%	323,594
PRINCIPAL AMOUNT		VALUE
95,000	HAT Holdings I, LLC / HAT Holdings II, LLC*~ 8.000%, 06/15/27	$99,599
276,000	HUB International, Ltd.*~ 5.625%, 12/01/29	267,220
137,000	7.375%, 01/31/32µ	139,867
765,000	Huntington Bancshares, Inc.‡ 4.450%, 10/15/27~ 7 year CMT + 4.05%	731,615
395,000	5.625%, 07/15/30 10 year CMT + 4.95%	394,787
144,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.~µ 4.375%, 02/01/29	120,282
380,000	Iron Mountain, Inc.*µ 5.250%, 03/15/28	373,487
525,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28~	485,567
200,000	6.625%, 10/15/31	199,160
1,620,000	JPMorgan Chase & Company~‡ 3.650%, 06/01/26 5 year CMT + 2.85%	1,572,372
680,000	KeyCorp~‡ 5.000%, 09/15/26 3 mo. SOFR + 3.87%	654,507
195,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25µ	194,433
195,000	4.750%, 06/15/29~	185,979
116,000	7.000%, 07/15/31µ	120,565
165,000	LD Holdings Group, LLC*µ 8.750%, 11/01/27	158,212
200,000	Level 3 Financing, Inc.* 4.250%, 07/01/28µ	166,530
69,580	10.000%, 10/15/32µ	68,991
19,000	4.625%, 09/15/27	17,298
1,099,000	Liberty Mutual Group, Inc.*~‡ 4.125%, 12/15/51 5 year CMT + 3.32%	1,036,863
139,000	LPL Holdings, Inc.*~µ 4.000%, 03/15/29	130,788
200,000	M&T Bank Corp.‡ 7.014%, 02/01/25 5 year CMT + 3.17%	200,186
200,000	5.125%, 11/01/26~ 3 mo. SOFR + 3.78%	197,576
185,000	Macquarie Airfinance Holdings, Ltd.*~ 8.125%, 03/30/29	195,589
577,000	Markel Corp.~‡ 6.000%, 06/01/25 5 year CMT + 5.66%	576,510
538,000	MetLife, Inc.~ 6.400%, 12/15/66	560,833

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
125,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP*~ 4.500%, 09/30/28	$115,226
95,000	Newmark Group, Inc.µ 7.500%, 01/12/29	100,667
250,000	Northern Trust Corp.µ‡ 4.600%, 10/01/26 3 mo. SOFR + 3.46%	248,152
130,000	OneMain Finance Corp. 9.000%, 01/15/29~	137,734
130,000	3.875%, 09/15/28~µ	120,137
90,000	7.500%, 05/15/31µ	92,085
180,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*µ 7.000%, 02/01/30	184,415
938,000	PartnerRe Finance B, LLC~‡ 4.500%, 10/01/50 5 year CMT + 3.82%	860,249
735,000	PNC Financial Services Group, Inc.‡ 3.400%, 09/15/26µ 5 year CMT + 2.60%	678,361
360,000	6.200%, 09/15/27µ 5 year CMT + 3.24%	364,500
165,000	6.000%, 05/15/27~ 5 year CMT + 3.00%	165,663
190,000	Provident Funding Associates, LP / PFG Finance Corp.*µ 9.750%, 09/15/29	194,710
785,000	QBE Insurance Group, Ltd.*~‡ 5.875%, 05/12/25 5 year CMT + 5.51%	784,615
185,000	RHP Hotel Properties, LP / RHP Finance Corp.* 6.500%, 04/01/32	187,218
124,000	4.500%, 02/15/29~	118,749
85,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*~ 3.875%, 03/01/31	75,754
85,000	3.625%, 03/01/29µ	78,443
150,000	Service Properties Trustµ 8.375%, 06/15/29	146,175
190,000	Starwood Property Trust, Inc.* 6.000%, 04/15/30	186,506
340,000	State Street Corp.‡^ 6.700%, 09/15/29 5 year CMT + 2.63%	349,629
230,000	StoneX Group, Inc.*µ 7.875%, 03/01/31	242,351
685,000	Truist Financial Corp.~‡ 4.950%, 09/01/25 5 year CMT + 4.61%	679,678
530,000	6.669%, 03/01/25 5 year CMT + 3.00%	528,807
256,000	5.100%, 03/01/30 10 year CMT + 4.35%	249,311
PRINCIPAL AMOUNT		VALUE
655,000	U.S. Bancorp~‡ 5.300%, 04/15/27 3 mo. SOFR + 3.18%	$649,151
221,000	United Wholesale Mortgage, LLC*~ 5.500%, 04/15/29	210,885
90,000	5.750%, 06/15/27	88,600
93,000	Uniti Group, LP / Uniti Group Finance 2019, Inc. / CSL Capital, LLC* 10.500%, 02/15/28~	99,232
90,000	6.500%, 02/15/29~	77,454
25,000	10.500%, 02/15/28	26,554
175,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54%	164,273
92,000	VFH Parent, LLC / Valor Co-Issuer, Inc.*µ 7.500%, 06/15/31	94,718
210,000	VZ Secured Financing, BV*~ 5.000%, 01/15/32	188,750
1,215,000	Wells Fargo & Company‡ 7.625%, 09/15/28~ 5 year CMT + 3.61%	1,305,445
1,213,000	3.900%, 03/15/26 5 year CMT + 3.45%	1,175,627
208,000	XHR, LP*~ 6.375%, 08/15/25	208,031
		45,949,669
	Health Care (1.0%)
377,000	CHS/Community Health Systems, Inc.*µ 6.125%, 04/01/30~	295,534
137,000	10.875%, 01/15/32~	147,063
108,000	6.875%, 04/15/29^	91,247
24,000	5.250%, 05/15/30	20,980
222,000	DaVita, Inc.* 3.750%, 02/15/31~	193,429
197,000	4.625%, 06/01/30~	181,388
182,000	6.875%, 09/01/32	183,059
144,000	Embecta Corp.*µ 5.000%, 02/15/30~	130,608
48,000	6.750%, 02/15/30	44,841
100,000	Encompass Health Corp.~ 4.750%, 02/01/30	96,254
100,000	4.500%, 02/01/28µ	97,321
200,000	Jazz Securities DAC*~ 4.375%, 01/15/29	189,708
233,000	Medline Borrower, LP*~ 5.250%, 10/01/29	225,963
230,000	3.875%, 04/01/29	215,448
24,000	Medline Borrower, LP / Medline Co-Issuer, Inc.*µ 6.250%, 04/01/29	24,457
350,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV*^ 5.125%, 04/30/31	319,602
470,000	Tenet Healthcare Corp.µ 6.875%, 11/15/31	504,667

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
230,000	Teva Pharmaceutical Finance Netherlands III, BV~ 5.125%, 05/09/29µ	$224,261
200,000	4.750%, 05/09/27	194,728
115,000	3.150%, 10/01/26	109,723
		3,490,281
	Industrials (2.6%)
185,000	Aar Escrow Issuer, LLC*µ 6.750%, 03/15/29	189,279
220,000	ACCO Brands Corp.*~ 4.250%, 03/15/29	201,962
810,000	Air Lease Corp.‡ 4.650%, 06/15/26 5 year CMT + 4.08%	787,644
485,000	4.125%, 12/15/26 5 year CMT + 3.15%	457,704
315,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	309,059
145,000	5.875%, 02/15/28	145,364
108,000	Arcosa, Inc.*µ 4.375%, 04/15/29	102,072
95,000	6.875%, 08/15/32	97,526
740,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	167,669
151,000	Beacon Roofing Supply, Inc.*µ^ 4.125%, 05/15/29	140,438
90,000	Bombardier, Inc.* 8.750%, 11/15/30~	97,667
70,000	7.000%, 06/01/32µ	71,771
56,000	7.250%, 07/01/31µ	57,975
51,000	7.875%, 04/15/27µ	51,159
191,000	BWX Technologies, Inc.*µ 4.125%, 04/15/29	180,948
185,000	Cascades, Inc. / Cascades USA, Inc.*µ 5.375%, 01/15/28	182,157
48,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*~µ 4.750%, 10/20/28	47,467
245,000	Deluxe Corp.*µ 8.000%, 06/01/29	231,155
188,000	Eco Material Technologies, Inc.*~ 7.875%, 01/31/27	189,483
182,000	Emerald Debt Merger Sub, LLC*~µ 6.625%, 12/15/30	185,212
90,000	EnerSys*µ 6.625%, 01/15/32	92,595
85,000	4.375%, 12/15/27	82,076
72,000	EquipmentShare.com, Inc.*µ 8.000%, 03/15/33	72,933
70,000	8.625%, 05/15/32	72,300
118,000	Graham Packaging Company, Inc.*~ 7.125%, 08/15/28	114,895
PRINCIPAL AMOUNT		VALUE
88,000	Graphic Packaging International, LLC*µ 3.500%, 03/01/29	$80,433
203,000	Great Lakes Dredge & Dock Corp.*µ 5.250%, 06/01/29	190,796
443,000	H&E Equipment Services, Inc.*~ 3.875%, 12/15/28	409,549
290,000	Herc Holdings, Inc.* 5.500%, 07/15/27~	288,109
92,000	6.625%, 06/15/29µ	94,232
139,000	JELD-WEN, Inc.*µ 7.000%, 09/01/32	138,639
95,000	4.875%, 12/15/27	92,040
305,000	Ken Garff Automotive, LLC*µ 4.875%, 09/15/28	295,960
185,000	Knife River Holding Company*µ 7.750%, 05/01/31	194,078
139,000	Masterbrand, Inc.* 7.000%, 07/15/32	142,575
107,000	Moog, Inc.*~ 4.250%, 12/15/27	102,520
230,000	Newfold Digital Holdings Group, Inc.*~ 6.000%, 02/15/29	155,710
172,000	Novelis Corp.*~ 4.750%, 01/30/30	161,192
125,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*µ 4.000%, 10/15/27	119,517
48,000	Sealed Air Corp.* 5.000%, 04/15/29µ	46,400
45,000	6.500%, 07/15/32	45,714
144,000	Sealed Air Corp./Sealed Air Corp. U.S.* 6.125%, 02/01/28~	145,526
50,000	7.250%, 02/15/31µ	51,941
98,000	Sensata Technologies, Inc.*~ 3.750%, 02/15/31	87,642
195,000	Standard Industries, Inc.*~ 5.000%, 02/15/27	191,213
195,000	Stanley Black & Decker, Inc.‡ 4.000%, 03/15/60 5 year CMT + 2.66%	191,215
150,000	Stericycle, Inc.* 3.875%, 01/15/29	148,528
195,000	TransDigm, Inc.* 6.875%, 12/15/30~µ	200,199
140,000	6.750%, 08/15/28~	143,266
70,000	7.125%, 12/01/31~	72,607
44,000	6.625%, 03/01/32	44,796
63,616	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	59,975
187,000	Vertiv Group Corp.*~ 4.125%, 11/15/28	178,252
201,000	Wabash National Corp.*µ 4.500%, 10/15/28	182,777

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
150,000	Waste Pro USA, Inc.*~ 5.500%, 02/15/26	$149,716
107,000	Williams Scotsman, Inc.* 4.625%, 08/15/28~	102,549
90,000	7.375%, 10/01/31~	93,414
75,000	6.625%, 06/15/29µ	76,183
		9,005,773
	Information Technology (0.7%)
112,000	Coherent Corp.*~ 5.000%, 12/15/29	107,514
96,000	Dun & Bradstreet Corp.*µ^ 5.000%, 12/15/29	94,129
56,000	Fair Isaac Corp.*~ 4.000%, 06/15/28	53,260
210,000	KBR, Inc.*µ 4.750%, 09/30/28	202,035
210,000	MPH Acquisition Holdings, LLC*~ 5.750%, 11/01/28	95,588
95,000	5.500%, 09/01/28	65,147
93,000	NCL Corp., Ltd.*~ 8.125%, 01/15/29	98,583
143,000	ON Semiconductor Corp.*~ 3.875%, 09/01/28	134,314
129,000	Open Text Corp.*~ 3.875%, 02/15/28µ	121,364
90,000	6.900%, 12/01/27µ	93,680
72,000	3.875%, 12/01/29	65,782
72,000	Open Text Holdings, Inc.*~ 4.125%, 12/01/31	64,742
161,000	Playtika Holding Corp.*~µ 4.250%, 03/15/29	145,496
265,000	TTM Technologies, Inc.*~µ 4.000%, 03/01/29	247,953
130,000	Twilio, Inc.~ 3.625%, 03/15/29	119,855
47,000	3.875%, 03/15/31	42,462
69,000	UKG, Inc.*~ 6.875%, 02/01/31	70,768
255,000	Viavi Solutions, Inc.*µ 3.750%, 10/01/29	231,486
90,000	Zebra Technologies Corp.* 6.500%, 06/01/32	92,143
220,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*~ 3.875%, 02/01/29	200,803
		2,347,104
	Materials (0.7%)
150,000	ArcelorMittal, SA~ 7.000%, 10/15/39	163,751
90,000	ATI, Inc.µ 5.875%, 12/01/27	89,650
190,000	Avient Corp.* 6.250%, 11/01/31	191,321
PRINCIPAL AMOUNT		VALUE
46,000	Carpenter Technology Corp.µ 7.625%, 03/15/30	$47,636
190,000	Chemours Company*~µ^ 4.625%, 11/15/29	164,988
300,000	Clearwater Paper Corp.*µ 4.750%, 08/15/28	278,826
140,000	Cleveland-Cliffs, Inc.* 7.000%, 03/15/32	140,244
96,000	Commercial Metals Company 4.125%, 01/15/30µ	89,074
48,000	4.375%, 03/15/32	44,184
250,000	Constellium, SE*^ 6.375%, 08/15/32	246,580
96,000	HB Fuller Companyµ 4.250%, 10/15/28	91,027
165,000	Kaiser Aluminum Corp.*~ 4.625%, 03/01/28	157,507
199,000	Mercer International, Inc.µ 5.125%, 02/01/29~	171,954
90,000	12.875%, 10/01/28*	95,479
200,000	OCI, NV*~ 6.700%, 03/16/33	199,858
80,000	Silgan Holdings, Inc.~ 4.125%, 02/01/28	76,807
143,000	Terex Corp* 6.250%, 10/15/32	142,381
96,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	51,623
		2,442,890
	Other (0.0%)
90,000	Gen Digital, Inc.*µ 6.750%, 09/30/27	91,640
	Real Estate (0.1%)
152,000	EPR Properties~ 3.750%, 08/15/29	140,016
139,000	Forestar Group, Inc.*µ 5.000%, 03/01/28	132,984
211,000	MIWD Holdco II, LLC / MIWD Finance Corp.*~ 5.500%, 02/01/30	201,714
		474,714
	Special Purpose Acquisition Companies (0.1%)
50,000	Clydesdale Acquisition Holdings, Inc.*µ 6.875%, 01/15/30	50,811
185,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*~ 6.750%, 01/15/30	168,350
96,000	4.625%, 01/15/29	89,721
		308,882

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
	Utilities (2.9%)
412,000	AES Corp.‡ 7.600%, 01/15/55 5 year CMT + 3.20%	$426,766
520,000	Algonquin Power & Utilities Corp.~‡ 4.750%, 01/18/82 5 year CMT + 3.25%	487,219
200,000	American Electric Power Company, Inc.‡ 3.875%, 02/15/62 5 year CMT + 2.68%	189,068
170,000	7.050%, 12/15/54^ 5 year CMT + 2.75%	176,188
170,000	6.950%, 12/15/54 5 year CMT + 2.68%	178,009
175,000	CenterPoint Energy, Inc.‡ 7.000%, 02/15/55 5 year CMT + 3.25%	179,375
175,000	6.850%, 02/15/55^ 5 year CMT + 2.95%	179,868
515,000	CMS Energy Corp.~‡ 4.750%, 06/01/50 5 year CMT + 4.12%	496,424
338,000	Dominion Energy, Inc.‡ 6.875%, 02/01/55µ^ 5 year CMT + 2.39%	353,494
287,000	4.350%, 01/15/27~ 5 year CMT + 3.20%	279,199
692,000	Duke Energy Corp.‡ 6.450%, 09/01/54µ 5 year CMT + 2.59%	705,120
273,000	3.250%, 01/15/82~ 5 year CMT + 2.32%	253,467
480,000	Emera, Inc.~‡ 6.750%, 06/15/76 3 mo. USD LIBOR + 5.44%	483,202
505,000	Entergy Corp.µ‡ 7.125%, 12/01/54 5 year CMT + 2.67%	517,691
632,000	National Rural Utilities Cooperative Finance Corp.µ‡ 7.125%, 09/15/53 5 year CMT + 3.53%	659,151
325,000	5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	322,065
345,000	NextEra Energy Capital Holdings, Inc.µ‡ 6.700%, 09/01/54 5 year CMT + 2.36%	354,660
344,000	3.800%, 03/15/82~ 5 year CMT + 2.55%	327,416
340,000	6.750%, 06/15/54 5 year CMT + 2.46%	357,306
412,000	NiSource, Inc.‡ 6.950%, 11/30/54 5 year CMT + 2.45%	423,993
434,000	PPL Capital Funding, Inc.µ‡ 7.530%, 03/30/67 3 mo. SOFR + 2.93%	431,596
PRINCIPAL AMOUNT		VALUE
490,000	Sempra~‡ 4.875%, 10/15/25 5 year CMT + 4.55%	$486,516
928,000	Southern Company~‡ 4.000%, 01/15/51 5 year CMT + 3.73%	910,062
220,000	3.750%, 09/15/51 5 year CMT + 2.92%	211,974
225,000	Vistra Corp.*µ‡ 7.000%, 12/15/26 5 year CMT + 5.74%	227,617
185,000	8.000%, 10/15/26 5 year CMT + 6.93%	190,469
205,000	WEC Energy Group, Inc.µ‡ 7.492%, 05/15/67 3 mo. SOFR + 2.37%	203,167
		10,011,082
	TOTAL CORPORATE BONDS (Cost $115,136,837)	112,905,925
CONVERTIBLE BONDS (0.1%)
	Communication Services (0.1%)
183,000	Cable One, Inc.µ 0.000%, 03/15/26	167,114
	Consumer Discretionary (0.0%)
177,000	DISH Network Corp. 0.000%, 12/15/25	157,942
	Other (0.0%)
95,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	65,614
	TOTAL CONVERTIBLE BONDS (Cost $390,912)	390,670
BANK LOANS (3.9%)¡
	Airlines (0.1%)
124,375	Air Canada‡ 7.253%, 03/21/31 3 mo. SOFR + 2.50%	124,674
115,500	American Airlines, Inc.‡ 9.629%, 04/20/28 3 mo. SOFR + 4.75%	118,971
134,325	United Airlines, Inc.‡ 7.385%, 02/22/31 3 mo. SOFR + 2.75%	134,792
		378,437
	Communication Services (0.6%)
300,000	APi Group DE, Inc.‡ 6.685%, 01/03/29 1 mo. SOFR + 2.00%	300,198
8,328	Audacy Capital Corp.‡ 11.800%, 10/02/28 3 mo. Prime + 6.00%	8,411

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
89,540	Cincinnati Bell, Inc.‡ 8.035%, 11/22/28 1 mo. SOFR + 3.25%	$89,640
110,330	Clear Channel Outdoor Holdings, Inc.‡ 8.800%, 08/23/28 1 mo. SOFR + 4.00%	110,094
358,120	CSC Holdings, LLC‡ 7.174%, 04/15/27 6 mo. USD LIBOR + 2.50%	333,983
139,060	Directv Financing, LLC‡ 9.847%, 08/02/27 3 mo. SOFR + 5.00%	139,542
284,000	Entercom Media Corp.‡ 0.000%, 11/18/24	128,307
251,005	Go Daddy Operating Company, LLC‡ 6.685%, 11/09/29 1 mo. SOFR + 2.00%	251,232
134,663	Gray Television, Inc.‡ 10.094%, 06/04/29 1 mo. SOFR + 5.25%	130,938
180,000	Telesat Canada‡ 8.074%, 12/07/26 3 mo. SOFR + 2.75%	82,949
185,000	TripAdvisor, Inc.‡ 7.435%, 07/08/31 1 mo. SOFR + 2.75%	185,385
200,000	Virgin Media Bristol, LLC‡ 7.418%, 01/31/28 1 mo. SOFR + 2.50%	194,538
		1,955,217
	Consumer Discretionary (0.8%)
89,550	Adient U.S., LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	89,900
51,667	American Axle & Manufacturing, Inc.‡ 7.446%, 12/12/29 6 mo. SOFR + 3.00%	51,949
47,889	American Axle & Manufacturing, Inc.‡ 7.823%, 12/12/29 1 mo. SOFR + 3.00%	48,151
44,444	American Axle & Manufacturing, Inc.‡ 7.658%, 12/12/29 3 mo. SOFR + 3.00%	44,687
260,782	Caesars Entertainment, Inc.‡ 7.435%, 02/06/30 1 mo. SOFR + 2.75%	261,379
162,466	Carnival Corp.‡ 7.435%, 10/18/28 1 mo. SOFR + 2.75%	163,075
98,853	Carnival Corp.‡ 7.435%, 08/08/27 1 mo. SOFR + 2.75%	99,270
70,000	Chinos Intermediate Holdings A, Inc.! 0.000%, 09/26/31	71,021
PRINCIPAL AMOUNT		VALUE
20,000	Chinos Intermediate Holdings A, Inc.‡ 13.000%, 09/26/31 3 mo. Prime + 5.00%	$20,292
198,998	Flutter Financing, BV‡ 6.604%, 11/29/30 3 mo. SOFR + 2.00%	199,196
62,601	Hanesbrands, Inc.‡ 8.435%, 03/08/30 1 mo. SOFR + 3.75%	63,149
190,000	Life Time Fitness, Inc.! 0.000%, 10/22/31	190,040
196,508	Light & Wonder International, Inc.‡ 7.034%, 04/14/29 1 mo. SOFR + 2.25%	196,722
79,800	Peloton Interactive, Inc.‡ 10.685%, 05/23/29 1 mo. SOFR + 6.00%	81,097
309,442	PetSmart, Inc.‡ 8.535%, 02/11/28 1 mo. SOFR + 3.75%	308,089
299,250	Six Flags Entertainment Corp.‡ 6.845%, 05/01/31 1 mo. SOFR + 2.00%	299,437
142,500	Staples, Inc.‡ 10.689%, 09/04/29 3 mo. SOFR + 5.75%	132,296
179,100	Station Casinos, LLC‡ 6.935%, 03/14/31 1 mo. SOFR + 2.25%	179,017
122,342	TKC Holdings, Inc.‡ 9.759%, 05/15/28 1 mo. SOFR + 5.00%	122,189
183,503	Windsor Holdings III, LLC‡ 8.259%, 08/01/30 1 mo. SOFR + 3.50%	184,673
		2,805,629
	Consumer Staples (0.5%)
633,503	Amneal Pharmaceuticals, LLC‡ 10.185%, 05/04/28 1 mo. SOFR + 5.50%	646,176
140,000	B&G Foods, Inc.‡ 8.557%, 10/10/29 3 mo. SOFR + 3.50%	139,825
179,550	Fiesta Purchaser, Inc.‡ 8.685%, 02/12/31 1 mo. SOFR + 4.00%	180,270
298,548	Organon & Company‡ 7.259%, 05/19/31 1 mo. SOFR + 2.50%	298,922
184,075	Star Parent, Inc.‡ 8.354%, 09/27/30 3 mo. SOFR + 3.75%	180,555
50,000	Star Parent, Inc.! 0.000%, 09/27/30	49,044

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
114,425	United Natural Foods, Inc.‡ 9.435%, 05/01/31 1 mo. SOFR + 4.75%	$115,283
		1,610,075
	Energy (0.1%)
171,505	ChampionX Corp.‡ 7.557%, 06/07/29 1 mo. SOFR + 2.75%	171,970
99,250	New Fortress Energy, Inc.‡ 9.585%, 10/27/28 3 mo. SOFR + 5.00%	93,964
281,395	Par Petroleum, LLC‡ 8.334%, 02/28/30 3 mo. SOFR + 3.75%	281,279
		547,213
	Financials (0.6%)
243,964	Advisor Group, Inc.‡ 8.685%, 08/17/28 1 mo. SOFR + 4.00%	244,255
133,654	Amynta Agency Borrower, Inc.‡ 8.435%, 02/28/28 1 mo. SOFR + 3.75%	134,183
223,875	AssuredPartners, Inc.‡ 8.185%, 02/14/31 1 mo. SOFR + 3.50%	224,450
138,603	Avolon TLB Borrower 1 (US), LLC‡ 6.509%, 06/24/30 1 mo. SOFR + 1.75%	138,634
99,501	Broadstreet Partners, Inc.‡ 7.935%, 06/13/31 1 mo. SOFR + 3.25%	99,539
190,000	Dragon Buyer, Inc‡ 7.897%, 09/30/31 3 mo. Prime + 3.25%	189,081
179,101	HUB International, Ltd.‡ 7.367%, 06/20/30 3 mo. SOFR + 2.75%	179,647
138,950	Iron Mountain, Inc.‡ 6.685%, 01/31/31 1 mo. SOFR + 2.00%	138,342
195,913	Jazz Financing Lux Sarl‡ 6.935%, 05/05/28 1 mo. SOFR + 2.25%	196,158
150,000	Level 3 Financing, Inc.‡ 11.278%, 04/15/29 1 mo. SOFR + 6.56%	153,375
45,000	Level 3 Financing, Inc.! 0.000%, 04/15/29	46,013
185,000	VFH Parent, LLC‡ 7.435%, 06/21/31 1 mo. SOFR + 2.75%	185,665
		1,929,342
PRINCIPAL AMOUNT		VALUE
	Health Care (0.1%)
300,000	DaVita, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	$300,188
207,059	Padagis, LLC‡ 9.596%, 07/06/28 3 mo. SOFR + 4.75%	193,082
		493,270
	Industrials (0.3%)
181,394	ACProducts, Inc.‡ 9.115%, 05/17/28 3 mo. SOFR + 4.25%	151,917
184,538	MI Windows & Doors, LLC‡ 7.685%, 03/28/31 1 mo. SOFR + 3.00%	185,334
94,487	Reynolds Group Holdings, Inc.‡ 7.185%, 09/24/28 1 mo. SOFR + 2.50%	94,679
378,601	TransDigm, Inc.‡ 7.104%, 02/28/31 3 mo. SOFR + 2.50%	379,385
298,500	Vertiv Group Corp.‡ 6.846%, 03/02/27 1 mo. SOFR + 2.00%	298,803
		1,110,118
	Information Technology (0.3%)
240,576	Boxer Parent Company, Inc.‡ 8.335%, 07/30/31 3 mo. SOFR + 3.75%	240,224
195,387	Camelot U.S. Acquisition, LLC‡ 7.435%, 01/31/31 1 mo. SOFR + 2.75%	195,778
172,416	Dun & Bradstreet Corp.‡ 7.468%, 01/18/29 1 mo. SOFR + 2.75%	172,893
158,678	II-VI, Inc.‡ 7.185%, 07/02/29 1 mo. SOFR + 2.50%	159,054
175,426	SS&C Technologies, Inc.‡ 6.685%, 05/09/31 1 mo. SOFR + 2.00%	175,594
99,750	UKG, Inc.‡ 7.617%, 02/10/31 3 mo. SOFR + 3.00%	99,976
		1,043,519
	Materials (0.4%)
298,478	Axalta Coating Systems U.S. Holdings, Inc.‡ 6.604%, 12/20/29 3 mo. SOFR + 2.00%	299,721
179,534	Chemours Company‡ 8.185%, 08/18/28 1 mo. SOFR + 3.50%	180,357

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

PRINCIPAL AMOUNT		VALUE
298,613	Ineos U.S. Finance, LLC‡ 7.935%, 02/18/30 1 mo. SOFR + 3.25%	$299,266
232,048	LSF11 A5 Holdco, LLC‡ 8.300%, 10/15/28 1 mo. SOFR + 3.50%	233,232
133,166	Trinseo Materials Operating SCA‡ 7.819%, 05/03/28 3 mo. SOFR + 2.50%	99,858
186,865	W.R. Grace & Co.-Conn.‡ 7.854%, 09/22/28 3 mo. SOFR + 3.25%	187,496
		1,299,930
	Special Purpose Acquisition Companies (0.1%)
81,333	Clydesdale Acquisition Holdings, Inc.‡ 7.860%, 04/13/29 1 mo. SOFR + 3.18%	81,227
43,875	Fertitta Entertainment, LLC‡ 8.536%, 01/27/29 1 mo. SOFR + 3.75%	43,944
176,400	Patagonia Holdco, LLC‡ 10.854%, 08/01/29 3 mo. SOFR + 5.75%	165,045
		290,216
	TOTAL BANK LOANS (Cost $13,615,542)	13,462,966
U.S. GOVERNMENT AND AGENCY SECURITIES (0.3%)
	Other (0.3%)
500,000	CoBank ACBµ‡ 7.250%, 07/01/29 5 year CMT + 2.88%	518,425
500,000	Farm Credit Bank of Texasµ‡ 7.750%, 06/15/29 5 year CMT + 3.29%	523,375
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $1,000,853)	1,041,800
NUMBER OF SHARES		VALUE
PREFERRED STOCKS (2.1%)
	Communication Services (0.8%)
18,155	AT&T, Inc.µ 4.750%, 02/18/25	373,993
5,425	5.350%, 11/01/66	129,386
40,127	Qwest Corp.µ 6.500%, 09/01/56	643,236
16,781	Telephone & Data Systems, Inc.µ 6.000%, 09/30/26	314,476
1,523	Telephone and Data Systems, Inc.µ 6.625%, 03/31/26	31,343
NUMBER OF SHARES		VALUE
26,898	United States Cellular Corp.µ 5.500%, 03/01/70	$605,743
22,660	5.500%, 06/01/70	509,850
		2,608,027
	Consumer Discretionary (0.2%)
5,800	Ford Motor Companyµ 6.200%, 06/01/59	144,768
5,136	6.500%, 08/15/62	128,554
3,615	Guitar Center, Inc.#	135,563
3,120	Qurate Retail, Inc.^ 8.000%, 03/15/31	118,310
9,600	QVC, Inc. 6.250%, 11/26/68	125,760
		652,955
	Financials (0.7%)
9,800	Affiliated Managers Group, Inc.µ 6.750%, 03/30/64	251,762
15,560	Annaly Capital Management, Inc.~‡ 9.814%, 11/30/24 3 mo. SOFR + 5.25%	402,226
3,675	Capital One Financial Corp.µ 4.800%, 06/01/25	72,104
24,345	CNO Financial Group, Inc.µ 5.125%, 11/25/60	528,530
4,608	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	93,588
8,134	First Citizens BancShares, Inc. 5.625%, 01/04/27	197,005
6,800	M&T Bank Corp. Series Jµ 7.500%, 06/15/29	185,776
12,307	Morgan Stanleyµ 6.625%, 10/15/29	324,905
9,993	Reinsurance Group of America, Inc.‡ 7.125%, 10/15/52 5 year CMT + 3.46%	266,214
14,526	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	284,710
		2,606,820
	Industrials (0.1%)
12,312	WESCO International, Inc.µ‡ 10.625%, 06/22/25 5 year CMT + 10.33%	320,112
	Real Estate (0.2%)
23,352	Brookfield Property Partners, LPµ 5.750%, 03/31/25	333,700
12,800	6.375%, 11/30/24	205,952
7,766	Global Net Lease, Inc.µ 7.500%, 11/30/24	177,686
		717,338

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

NUMBER OF SHARES		VALUE
	Utilities (0.1%)
14,975	Brookfield Renewable Partners, LP^ 5.250%, 03/31/25	$303,543
6,700	DTE Energy Companyµ 5.250%, 12/01/77	157,651
		461,194
	TOTAL PREFERRED STOCKS (Cost $7,873,309)	7,366,446
COMMON STOCKS (83.6%)
	Communication Services (6.5%)
77,000	Alphabet, Inc. - Class A~	13,175,470
3,935	Altice USA, Inc. - Class A#	9,562
1,322	Cumulus Media, Inc. - Class Aµ#	1,547
282,500	Pinterest, Inc. - Class Aµ#	8,980,675
		22,167,254
	Consumer Discretionary (6.5%)
40,500	Airbnb, Inc. - Class Aµ#	5,458,995
53,000	Amazon.com, Inc.~#	9,879,200
27,500	Marriott International, Inc. - Class Aµ	7,150,550
		22,488,745
	Energy (0.1%)
800	Cheniere Energy Partners, LP	40,440
11,058	Energy Transfer, LP~	182,236
3,970	Enterprise Products Partners, LP~	113,780
		336,456
	Financials (6.0%)
99,500	Morgan Stanley~	11,566,875
137,500	Wells Fargo & Company~	8,926,500
		20,493,375
	Health Care (11.9%)
32,500	ICON, PLC~µ#	7,218,575
119,500	Medtronic, PLC~µ	10,665,375
106,500	Merck & Company, Inc.µ	10,897,080
113,000	Zimmer Biomet Holdings, Inc.~	12,081,960
		40,862,990
	Industrials (32.3%)
81,000	3M Companyµ	10,406,070
102,000	Boeing Company~µ#	15,229,620
208,000	CSX Corp.µ	6,997,120
199,000	Delta Air Lines, Inc.µ	11,386,780
75,000	Emerson Electric Companyµ	8,120,250
10,500	General Dynamics Corp.µ	3,061,905
37,000	Honeywell International, Inc.~µ	7,610,160
53,500	L3Harris Technologies, Inc.µ	13,239,645
13,500	Northrop Grumman Corp.µ	6,871,770
NUMBER OF SHARES			VALUE
38,000		Union Pacific Corp.µ	$8,818,660
250,000		United Airlines Holdings, Inc.~µ#	19,565,000
			111,306,980
		Information Technology (20.3%)
39,000		Analog Devices, Inc.µ	8,701,290
5,700	EUR	ASM International, NV~	3,183,491
25,400		Jabil, Inc.µ	3,126,486
36,500		Microsoft Corp.~	14,831,775
60,500		MKS Instruments, Inc.µ	6,009,465
92,000		Oracle Corp.~µ	15,441,280
74,500		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)~	14,195,230
19,000		Workday, Inc. - Class Aµ#	4,443,150
			69,932,167
		Other (0.0%)
294		Rite Aid Equity Equity#	26,460
		TOTAL COMMON STOCKS (Cost $272,846,595)	287,614,427
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.1%)#
		Consumer Discretionary (0.1%)
530		Amazon.com, Inc.
9,879,200		Put, 11/01/24, Strike $182.50	238,500
170		Home Depot, Inc.
6,693,750		Put, 11/15/24, Strike $380.00	99,450
186		Tesla, Inc.
4,647,210		Put, 11/01/24, Strike $200.00	279
			338,229
		Financials (0.0%)
200		Mastercard, Inc.
9,991,800		Put, 11/01/24, Strike $500.00	58,600
		Health Care (0.0%)
230		Dexcom, Inc.
1,621,040		Put, 11/01/24, Strike $64.00	575
85		Eli Lilly & Company
7,052,790		Put, 11/01/24, Strike $750.00	128
27		Intuitive Surgical, Inc.
1,360,368		Put, 11/01/24, Strike $460.00	1,485
610		Merck & Company, Inc.
6,241,520		Put, 11/01/24, Strike $102.00	32,025
750		Zimmer Biomet Holdings, Inc.
8,019,000		Put, 11/15/24, Strike $100.00	33,750
			67,963

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Industrials (0.1%)
810	3M Company
10,406,070	Put, 11/01/24, Strike $124.00	$2,430
105	General Dynamics Corp.
3,061,905	Put, 11/01/24, Strike $295.00	35,175
1,215	Industrial Select Sector SPDR Fund
16,260,345	Put, 11/08/24, Strike $135.00	296,460
4,375	United Airlines Holdings, Inc.
34,238,750	Put, 11/01/24, Strike $60.00	2,187
		336,252
	Information Technology (0.1%)
135	Adobe, Inc.
6,454,080	Call, 12/06/24, Strike $500.00	133,650
	Other (0.8%)
1,330	Invesco QQQ Trust Series 1
64,352,050	Put, 11/15/24, Strike $480.00	1,082,620
3,460	iShares 20+ Year Treasury Bond ETF
31,987,700	Put, 11/15/24, Strike $90.00	295,830
6,450	iShares MSCI Mexico ETF
33,488,400	Put, 11/15/24, Strike $50.00	580,500
1,600	SPDR® S&P 500® ETF Trust
90,982,400	Call, 12/31/24, Strike $600.00	569,600
7,750	U.S. Global Jets ETF
17,623,500	Put, 11/15/24, Strike $21.00	120,125
		2,648,675
	TOTAL PURCHASED OPTIONS (Cost $4,910,540)	3,583,369
	TOTAL INVESTMENTS (123.9%) (Cost $415,910,590)	426,502,625
LIABILITIES, LESS OTHER ASSETS (-23.9%)		(82,292,704)
NET ASSETS (100.0%)		$344,209,921
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-4.7%)#
	Consumer Staples (-1.3%)
(53,500)	Walmart, Inc.	(4,384,325)
	Industrials (-1.1%)
(30,000)	RTX Corp.	(3,629,700)
	Information Technology (-2.3%)
(11,500)	Arista Networks, Inc.	(4,444,060)
(10,000)	Palo Alto Networks, Inc.	(3,603,300)
		(8,047,360)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $13,754,587)	(16,061,385)
NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUNDS SOLD SHORT (-67.6%)#
	Other (-67.6%)
(374,600)	SPDR® S&P 500® ETF Trust	$(213,012,544)
(82,000)	VanEck Semiconductor ETF	(19,817,760)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Cost $(211,550,073))	(232,830,304)
	TOTAL SECURITIES SOLD SHORT (Proceeds $225,304,660)	(248,891,689)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-2.6%)#
	Consumer Discretionary (-0.1%)
(795)	Amazon.com, Inc.
(14,818,800)	Put, 12/20/24, Strike $160.00	(151,050)
(170)	Home Depot, Inc.
(6,693,750)	Put, 12/20/24, Strike $340.00	(43,520)
(124)	Tesla, Inc.
(3,098,140)	Call, 11/15/24, Strike $260.00	(89,590)
		(284,160)
	Financials (0.0%)
	Mastercard, Inc.
(300)
(14,987,700)	Put, 12/20/24, Strike $430.00	(42,300)
(200)
(9,991,800)	Put, 11/01/24, Strike $480.00	(3,000)
		(45,300)
	Health Care (0.0%)
(170)	Eli Lilly & Company
(14,105,580)	Put, 11/08/24, Strike $710.00	(6,375)
	Industrials (-1.6%)
(1,215)	3M Company
(15,609,105)	Put, 12/20/24, Strike $115.00	(117,248)
	General Dynamics Corp.
(210)
(6,123,810)	Put, 11/15/24, Strike $280.00	(26,250)
(105)
(3,061,905)	Call, 11/15/24, Strike $320.00	(2,100)
(4,860)	Industrial Select Sector SPDR Fund
(65,041,380)	Put, 12/20/24, Strike $120.00	(260,010)
	L3Harris Technologies, Inc.
(535)
(13,239,645)	Call, 12/20/24, Strike $270.00	(88,275)
(535)
(13,239,645)	Put, 12/20/24, Strike $210.00	(33,438)
(770)	Southwest Airlines Company
(2,354,660)	Call, 11/15/24, Strike $35.00	(3,465)

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	United Airlines Holdings, Inc.
(4,375)
(34,238,750)	Put, 11/29/24, Strike $52.00	$(24,062)
(2,500)
(19,565,000)	Call, 12/20/24, Strike $60.00	(4,787,500)
		(5,342,348)
	Information Technology (-0.3%)
	Adobe, Inc.
(205)
(9,800,640)	Call, 01/17/25, Strike $570.00	(133,762)
(135)
(6,454,080)	Put, 11/08/24, Strike $465.00	(61,425)
(920)	Oracle Corp.
(15,441,280)	Call, 11/15/24, Strike $160.00	(901,600)
(270)	Super Micro Computer, Inc.
(785,970)	Call, 11/01/24, Strike $59.00	(675)
(440)	Taiwan Semiconductor Manufacturing
(8,383,760)	Company, Ltd. Put, 11/01/24, Strike $165.00	(3,740)
		(1,101,202)
	Other (-0.6%)
(1,780)	Energy Select Sector SPDR Fund
(15,769,020)	Call, 11/15/24, Strike $95.00	(38,270)
(2,660)	Invesco QQQ Trust Series 1
(128,704,100)	Put, 11/22/24, Strike $440.00	(555,940)
(3,460)	iShares 20+ Year Treasury Bond ETF
(31,987,700)	Put, 12/20/24, Strike $85.00	(174,730)
(6,450)	iShares MSCI Mexico ETF
(33,488,400)	Put, 12/20/24, Strike $47.00	(580,500)
	SPDR® S&P 500® ETF Trust
(2,240)
(127,375,360)	Put, 11/01/24, Strike $540.00	(7,840)
(1,600)
(90,982,400)	Call, 11/29/24, Strike $600.00	(210,400)
(1,600)
(90,982,400)	Call, 12/31/24, Strike $630.00	(68,800)
(7,750)	U.S. Global Jets ETF
(17,623,500)	Put, 11/15/24, Strike $20.00	(290,625)
(820)	VanEck Semiconductor ETF
(19,817,760)	Put, 11/15/24, Strike $215.00	(104,960)
		(2,032,065)
	TOTAL WRITTEN OPTIONS (Premium $6,363,637)	$(8,811,450)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $145,816,795.

µ  Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $217,981,750.

@  In default status and considered non-income producing.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2024.

^  Security, or portion of security, is on loan.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

ABBREVIATION

ADR  American Depositary Receipt

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2024

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2024 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$137,022	$—	$137,022
Corporate Bonds	—	112,905,925	—	112,905,925
Convertible Bonds	—	390,670	—	390,670
Bank Loans	—	13,462,966	—	13,462,966
U.S. Government and Agency Securities	—	1,041,800	—	1,041,800
Preferred Stocks	7,230,883	135,563	—	7,366,446
Common Stocks	284,404,476	3,209,951	—	287,614,427
Purchased Options	3,583,369	—	—	3,583,369
Total	$295,218,728	$131,283,897	$—	$426,502,625
Liabilities:
Common Stocks Sold Short	$16,061,385	$—	$—	$16,061,385
Exchange-Traded Funds Sold Short	232,830,304	—	—	232,830,304
Written Options	8,811,450	—	—	8,811,450
Total	$257,703,139	$—	$—	$257,703,139

See accompanying Notes to Schedule of Investments

www.calamos.com

Statements of Assets and Liabilities October 31, 2024

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
ASSETS
Investments in securities, at cost	$1,204,754,097	$1,307,388,233	$2,937,606,685	$815,226,987
Investment in securities, at value*	$1,176,563,182	$1,274,581,172	$3,985,572,163	$800,822,422
Cash with custodian	27,615,428	27,753,599	154,685,874	18,674,248
Cash held at broker	—	—	13,666	595
Receivables:
Accrued interest and dividends	7,558,520	8,223,199	11,284,446	3,443,343
Investments sold	3,005,917	3,249,568	14,571,522	819,980
Prepaid expenses	462,842	504,272	1,205,207	312,480
Other assets	225,433	194,553	275,412	—
Total assets	1,215,431,322	1,314,506,363	4,167,608,290	824,073,068
LIABILITIES
Options written, at value (premium $294,117)	—	—	159,863	—
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to shares authorized, issued, and outstanding, in 000's) (Note 8)
Series C (1,340, 1,480, 3,240, and 860 shares, respectively)(1)	33,394,540	36,883,994	80,744,787	21,432,506
Series D (1,320, 1,400, 2,480, and 1,120 shares, respectively)(2)	32,889,111	34,883,104	61,790,481	27,903,226
Series E (1,330, 1,460, and 850 shares, respectively)(3)	33,080,060	36,314,595	—	21,138,180
Series F (4,000 shares)(4)	—	—	99,601,720	—
Series G (1,320, 1,440, 3,200, and 840 shares, respectively)(5)	32,708,605	35,682,115	79,293,588	20,795,729
Payables:
Notes payable (Note 7)	314,650,000	340,900,000	941,000,000	210,250,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	434,248	474,021	1,143,705	291,483
Investments purchased	6,347,229	6,892,812	80,402,747	3,422,313
Affiliates:
Investment advisory fees	823,776	891,015	3,435,788	699,133
Deferred compensation to trustees	225,433	194,553	275,412	—
Trustees' fees and officer compensation	4,874	5,182	12,409	3,658
Other accounts payable and accrued liabilities	1,667,008	1,802,764	4,462,403	1,139,357
Total liabilities	456,224,884	494,924,155	1,352,322,903	307,075,585
NET ASSETS	$759,206,438	$819,582,208	$2,815,285,387	$516,997,483
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized	$805,601,157	$871,169,523	$1,889,490,143	$546,361,881
Accumulated distributable earnings (loss)	(46,394,719)	(51,587,315)	925,795,244	(29,364,398)
NET ASSETS	$759,206,438	$819,582,208	$2,815,285,387	$516,997,483
Net asset value per common shares	$10.04	$10.63	$17.55	$19.24
Shares Outstanding	75,582,242	77,113,129	160,369,635	26,877,415
* Includes securities on loan	$86,028,227	$33,655,346	$444,832,473	$30,700,183
(1) Net of deferred offering costs (Series C)	$105,460	$116,006	$255,213	$67,494
(2) Net of deferred offering costs (Series D)	$110,889	$116,896	$209,519	$96,774
(3) Net of deferred offering costs (Series E)	$169,940	$185,405	$—	$111,820
(4) Net of deferred offering costs (Series F)	$—	$—	$398,280	$—
(5) Net of deferred offering costs (Series G)	$291,395	$317,885	$706,412	$204,271
See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2024

	GLOBAL DYNAMIC INCOME FUND		GLOBAL TOTAL RETURN FUND		LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
ASSETS
Investments in securities, at cost	$782,710,216		$170,290,378		$415,910,590
Investment in securities, at value*	$731,384,974		$171,043,168		$426,502,625
Cash with custodian	22,016,369		6,854,378		3,745,382
Cash held at broker	—		6		—
Restricted cash for short positions	—		—		291,565,273
Restricted foreign currency for short positions (cost $161)	—		—		163
Foreign currency (cost $14,939 and $18)	14,967		18		—
Receivables:
Accrued interest and dividends	2,706,530		586,674		1,861,255
Investments sold	3,933,144		880,258		791,441
Prepaid expenses	149,202		42,763		4,235
Other assets	104,649		66,501		958,477
Total assets	760,309,835		179,473,766		725,428,851
LIABILITIES
Cash due to broker	4,534		—		—
Foreign currency due to broker (cost $31 and $169)	28		—		162
Restricted cash for short positions	283		—		—
Securities sold short, at value (proceeds $225,304,660)	—		—		248,891,689
Options written, at value (premium $67,182, $10,311 and $6,363,637)	99,140		19,084		8,811,450
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to shares authorized, issued, and outstanding, in 000's) (Note 8)
Series C (880 and 160 shares, respectively)(1)	21,931,451		3,987,345		—
Series D (200 and 200 shares, respectively)(2)	4,981,114		4,974,359		—
Series E (860 and 160 shares, respectively)(3)	21,377,530		3,969,024		—
Payables:
Notes payable (Note 7)	211,550,000		48,800,000		120,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	137,447		33,697		—
Investments purchased	3,904,426		904,672		2,310,347
Affiliates:
Investment advisory fees	652,537		154,229		531,310
Deferred compensation to trustees	104,649		66,501		—
Trustees' fees and officer compensation	3,099		1,541		2,560
Other accounts payable and accrued liabilities	2,230,531		646,159		671,412
Total liabilities	266,976,769		63,556,611		381,218,930
NET ASSETS	$493,333,066		$115,917,155		$344,209,921
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized	$546,071,159		$114,769,615		$392,628,183
Accumulated distributable earnings (loss)	(52,738,093	)(a)	1,147,540	(a)	(48,418,262)
NET ASSETS	$493,333,066		$115,917,155		$344,209,921
Net asset value per common shares	$7.72		$11.80		$17.53
Shares Outstanding	63,864,387		9,827,294		19,632,194
* Includes securities on loan	$23,909,331		$28,365,467		$2,838,146
(1) Net of deferred offering costs (Series C)	$68,549		$12,655		$—
(2) Net of deferred offering costs (Series D)	$18,886		$25,641		$—
(3) Net of deferred offering costs (Series E)	$122,470		$30,976		$—
(a) Net of deferred foreign capital gains tax of $1,056,602 and $323,103, respectively.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2024

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
INVESTMENT INCOME
Interest	$35,212,081	$37,806,249	$54,215,159	$15,683,487
Interest on short sales	—	—	11,685	282
(Amortization)/accretion of investment securities	(18,623,367)	(20,172,542)	(11,697,553)	(16,721,040)
Net interest	16,588,714	17,633,707	42,529,291	(1,037,271)
Dividends	2,153,226	2,326,130	36,040,308	1,650,616
Dividend taxes withheld	—	—	(86,578)	—
Total investment income	18,741,940	19,959,837	78,483,021	613,345
EXPENSES
Investment advisory fees	9,536,352	10,311,212	37,802,180	8,109,398
Interest expense on Notes Payable (Note 7)	18,628,314	20,185,707	49,732,140	12,526,628
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	4,808,900	5,249,290	12,604,999	3,277,212
Printing and mailing fees	108,730	121,563	255,581	64,092
Accounting fees	78,292	82,762	203,124	62,698
Legal fees	75,462	80,164	223,738	57,000
Tax fees	72,964	78,821	239,165	49,447
Fund administration fees	71,047	76,737	207,259	48,429
Audit fees	66,538	70,642	178,855	50,200
Trustees' fees and officer compensation	52,514	55,913	147,356	38,928
Transfer agent fees	47,067	41,234	41,104	40,230
Registration fees	19,419	19,827	41,619	6,916
Custodian fees	17,801	18,801	49,568	14,184
Other	71,352	74,303	168,717	56,769
Total expenses	33,654,752	36,466,976	101,895,405	24,402,131
NET INVESTMENT INCOME (LOSS)	(14,912,812)	(16,507,139)	(23,412,384)	(23,788,786)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	55,993,304	61,431,160	209,554,636	56,399,757
Purchased options	2,051,228	2,200,191	(5,502,381)	1,804,685
Foreign currency transactions	—	—	19,357	—
Written options	241,739	250,373	3,624,882	207,215
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	121,075,284	131,816,133	679,118,182	81,101,364
Purchased options	(417,495)	(459,520)	(1,613,495)	(345,470)
Foreign currency translations	—	—	5,286	—
Written options	—	—	134,254	—
NET GAIN (LOSS)	178,944,060	195,238,337	885,340,721	139,167,551
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$164,031,248	$178,731,198	$861,928,337	$115,378,765

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2024

	GLOBAL DYNAMIC INCOME FUND	GLOBAL TOTAL RETURN FUND	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
INVESTMENT INCOME
Interest	$11,927,273	$2,559,786	$8,427,298
Interest on short sales	—	—	12,449,611
(Amortization)/accretion of investment securities	(3,271,040)	(881,374)	99,004
Net interest	8,656,233	1,678,412	20,975,913
Dividends	7,498,879	1,791,398	5,020,521
Dividend taxes withheld	(425,394)	(94,255)	(60,174)
Total investment income	15,729,718	3,375,555	25,936,260
EXPENSES
Investment advisory fees	6,892,977	1,626,930	6,260,087
Interest expense on Notes Payable (Note 7)	9,437,738	2,188,823	7,084,800
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	2,515,875	615,127	—
Printing and mailing fees	67,703	14,361	43,446
Accounting fees	65,968	34,349	47,109
Legal fees	60,544	25,097	68,295
Tax fees	68,457	36,968	29,095
Fund administration fees	37,971	8,520	28,537
Audit fees	46,487	23,289	36,755
Trustees' fees and officer compensation	34,666	16,056	30,205
Transfer agent fees	40,477	45,261	20,580
Registration fees	16,577	2,552	5,096
Custodian fees	151,602	57,910	76,864
Dividend or interest expense on short positions	—	—	2,800,874
Other	72,644	34,933	208,460
Total expenses	19,509,686	4,730,176	16,740,203
NET INVESTMENT INCOME (LOSS)	(3,779,968)	(1,354,621)	9,196,057
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	56,559,149 (a)	15,111,951 (a)	56,892,478
Purchased options	(6,385,613)	(1,765,563)	(18,459,638)
Foreign currency transactions	(182,683)	(53,232)	(19,881)
Forward foreign currency contracts	(129)	(69)	—
Written options	(712,996)	(188,859)	9,266,839
Short positions	(393)	—	(43,226,755)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	96,029,881 (b)	21,931,368 (b)	68,135,082
Purchased options	7,224,995	2,058,995	(374,444)
Foreign currency translations	8,335	2,714	1,961
Written options	15,252	8,401	(3,003,957)
Short positions	—	—	(25,992,803)
NET GAIN (LOSS)	152,555,798	37,105,706	43,218,882
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$148,775,830	$35,751,085	$52,414,939

(a)  Net of foreign capital gains tax of $1,177,092 and $332,601.

(b)  Net of change of $(877,098) and (265,297), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND		CONVERTIBLE AND HIGH INCOME FUND		STRATEGIC TOTAL RETURN FUND
	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
OPERATIONS
Net investment income (loss)	$(14,912,812)	$(7,707,689)	$(16,507,139)	$(8,936,047)	$(23,412,384)	$(13,950,035)
Net realized gain (loss)	58,286,271	86,950,149	63,881,724	95,774,113	207,696,494	196,397,180
Change in unrealized appreciation/(depreciation)	120,657,789	(89,072,698)	131,356,613	(96,449,417)	677,644,227	(12,807,341)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	164,031,248	(9,830,238)	178,731,198	(9,611,351)	861,928,337	169,639,804
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(47,584,933)	(84,820,549)	(48,023,120)	(91,178,228)	(197,233,426)	(196,582,807)
Return of capital	(38,135,660)	—	(44,052,948)	—	—	—
Net decrease in net assets from distributions to common shareholders	(85,720,593)	(84,820,549)	(92,076,068)	(91,178,228)	(197,233,426)	(196,582,807)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	—	17,883	—	37,382	9,878,699
Reinvestment of distributions resulting in the issuance of stock	8,114,054	7,716,841	8,088,427	7,782,199	550,419	10,409,380
Net increase (decrease) in net assets from capital stock transactions	8,114,054	7,716,841	8,106,310	7,782,199	587,801	20,288,079
TOTAL INCREASE (DECREASE) IN NET ASSETS	86,424,709	(86,933,946)	94,761,440	(93,007,380)	665,282,712	(6,654,924)
NET ASSETS
Beginning of year	$672,781,729	$759,715,675	$724,820,768	$817,828,148	$2,150,002,675	$2,156,657,599
End of year	$759,206,438	$672,781,729	$819,582,208	$724,820,768	$2,815,285,387	$2,150,002,675

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	DYNAMIC CONVERTIBLE AND INCOME FUND		GLOBAL DYNAMIC INCOME FUND		GLOBAL TOTAL RETURN FUND
	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
OPERATIONS
Net investment income (loss)	$(23,788,786)	$(16,557,803)	$(3,779,968)	$(4,968,800)	$(1,354,621)	$(1,707,700)
Net realized gain (loss)	58,411,657	81,214,594	49,277,335	21,633,158	13,104,228	7,424,177
Change in unrealized appreciation/(depreciation)	80,755,894	(81,728,395)	103,278,463	13,418,308	24,001,478	(913,955)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	115,378,765	(17,071,604)	148,775,830	30,082,666	35,751,085	4,802,522
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(41,801,785)	(61,802,066)	(38,318,632)	(19,096,474)	(9,432,805)	(6,618,494)
Return of capital	(20,818,282)	—	—	(19,222,158)	—	(2,813,588)
Net decrease in net assets from distributions to common shareholders	(62,620,067)	(61,802,066)	(38,318,632)	(38,318,632)	(9,432,805)	(9,432,082)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	4,371,538	10,535	—	1,960	—
Reinvestment of distributions resulting in the issuance of stock	4,873,759	7,254,396	—	—	17,720	23,134
Net increase (decrease) in net assets from capital stock transactions	4,873,759	11,625,934	10,535	—	19,680	23,134
TOTAL INCREASE (DECREASE) IN NET ASSETS	57,632,457	(67,247,736)	110,467,733	(8,235,966)	26,337,960	(4,606,426)
NET ASSETS
Beginning of year	$459,365,026	$526,612,762	$382,865,333	$391,101,299	$89,579,195	$94,185,621
End of year	$516,997,483	$459,365,026	$493,333,066	$382,865,333	$115,917,155	$89,579,195

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
OPERATIONS
Net investment income (loss)	$9,196,057	$4,692,577
Net realized gain (loss)	4,453,043	22,502,178
Change in unrealized appreciation/(depreciation)	38,765,839	(16,183,025)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	52,414,939	11,011,730
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(32,982,086)	(32,982,086)
Return of capital	—	—
Net decrease in net assets from distributions to common shareholders	(32,982,086)	(32,982,086)
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,432,853	(21,970,356)
NET ASSETS
Beginning of year	$324,777,068	$346,747,424
End of year	$344,209,921	$324,777,068

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$164,031,248
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(791,958,031)
Proceeds paid on closing written options	(51,971)
Proceeds from disposition of investment securities, including purchased options	871,025,641
Premiums received from written options	293,711
Amortization and accretion of fixed-income securities	18,623,367
Amortization of offering costs on Mandatory Redeemable Preferred Shares	263,909
Net realized gains/losses from investments, excluding purchased options	(55,993,304)
Net realized gains/losses from purchased options	(2,051,228)
Net realized gains/losses from written options	(241,739)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(121,075,284)
Change in unrealized appreciation or depreciation on purchased options	417,495
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(77,217)
Prepaid expenses	(69,166)
Other assets	(59,773)
Increase/(decrease) in liabilities:
Payables to affiliates	95,002
Other accounts payable and accrued liabilities	21,312
Net cash provided by/(used in) operating activities	$83,193,972
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(77,606,539)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(204,778)
Offering costs on Mandatory Redeemable Preferred Shares	(345,667)
Repayment of Note Payable	(33,000,000)
Proceeds from Note Payable	33,250,000
Net cash provided by/(used in) financing activities	$(77,906,984)
Net increase/(decrease) in cash	$5,286,988
Cash and restricted cash at beginning of year	$22,328,440
Cash and restricted cash at end of year	$27,615,428
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$18,760,018
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$4,763,678
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$8,114,054

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

Cash with custodian	27,615,428
Total cash and restricted cash at period end	$27,615,428

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS CONVERTIBLE AND HIGH INCOME FUND
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$178,731,198
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(869,826,260)
Proceeds paid on closing written options	(53,827)
Proceeds from disposition of investment securities, including purchased options	960,879,583
Premiums received from written options	304,200
Amortization and accretion of fixed-income securities	20,172,542
Amortization of offering costs on Mandatory Redeemable Preferred Shares	282,546
Net realized gains/losses from investments, excluding purchased options	(61,431,160)
Net realized gains/losses from purchased options	(2,200,191)
Net realized gains/losses from written options	(250,373)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(131,816,133)
Change in unrealized appreciation or depreciation on purchased options	459,520
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(121,530)
Prepaid expenses	(74,730)
Other assets	(51,585)
Increase/(decrease) in liabilities:
Payables to affiliates	90,939
Other accounts payable and accrued liabilities	77,072
Net cash provided by/(used in) operating activities	$95,171,811
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(83,987,641)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(433,647)
Offering costs on Mandatory Redeemable Preferred Shares	(373,253)
Repayment of Note Payable	(36,000,000)
Proceeds from Note Payable	36,500,000
Net cash provided by/(used in) financing activities	$(84,294,541)
Net increase/(decrease) in cash	$10,877,270
Cash and restricted cash at beginning of year	$16,876,329
Cash and restricted cash at end of year	$27,753,599
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$20,327,265
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$5,200,820
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$8,106,310

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

Cash with custodian	27,753,599
Total cash and restricted cash at period end	$27,753,599

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS STRATEGIC TOTAL RETURN FUND
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$861,928,337
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(1,545,261,203)
Proceeds paid on closing written options	(3,899,058)
Proceeds from disposition of investment securities, including purchased options	1,689,619,520
Premiums received from written options	7,818,057
Amortization and accretion of fixed-income securities	11,697,553
Amortization of offering costs on Mandatory Redeemable Preferred Shares	540,659
Net realized gains/losses from investments, excluding purchased options	(209,554,636)
Net realized gains/losses from purchased options	5,502,381
Net realized gains/losses from written options	(3,624,882)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(679,118,182)
Change in unrealized appreciation or depreciation on purchased options	1,613,495
Change in unrealized appreciation or depreciation on written options	(134,254)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(368,920)
Prepaid expenses	(171,178)
Other assets	(73,025)
Increase/(decrease) in liabilities:
Payables to affiliates	657,999
Other accounts payable and accrued liabilities	116,600
Net cash provided by/(used in) operating activities	$137,289,263
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(196,683,007)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(350,516)
Offering costs on Mandatory Redeemable Preferred Shares	(777,421)
Repayment of Note Payable	(80,000,000)
Proceeds from Note Payable	220,500,000
Net cash provided by/(used in) financing activities	$(57,310,944)
Net increase/(decrease) in cash	$79,978,319
Cash and restricted cash at beginning of year	$74,721,221
Cash and restricted cash at end of year	$154,699,540
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$49,796,841
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$12,494,956
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$589,860

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

	OCTOBER 31, 2024	OCTOBER 31, 2023
Cash with custodian	154,685,874	74,721,221
Cash held at broker	13,666	—
Total cash and restricted cash at period end	$154,699,540	$74,721,221

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$115,378,765
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(589,438,743)
Proceeds paid on closing written options	(44,542)
Proceeds from disposition of investment securities, including purchased options	652,600,361
Premiums received from written options	251,757
Amortization and accretion of fixed-income securities	16,721,040
Amortization of offering costs on Mandatory Redeemable Preferred Shares	200,216
Net realized gains/losses from investments, excluding purchased options	(56,399,757)
Net realized gains/losses from purchased options	(1,804,685)
Net realized gains/losses from written options	(207,215)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(81,101,364)
Change in unrealized appreciation or depreciation on purchased options	345,470
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(192,614)
Prepaid expenses	(43,510)
Increase/(decrease) in liabilities:
Payables to affiliates	27,120
Other accounts payable and accrued liabilities	(46,029)
Net cash provided by/(used in) operating activities	$56,246,270
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(57,746,308)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(221,565)
Offering costs on Mandatory Redeemable Preferred Shares	(254,840)
Repayment of Note Payable	(21,000,000)
Proceeds from Note Payable	21,250,000
Net cash provided by/(used in) financing activities	$(57,972,713)
Net increase/(decrease) in cash	$(1,726,443)
Cash and restricted cash at beginning of year	$20,401,286
Cash and restricted cash at end of year	$18,674,843
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$12,614,224
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$3,248,777
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$4,873,759

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

	OCTOBER 31, 2024	OCTOBER 31, 2023
Cash with custodian	18,674,248	20,400,682
Cash held at broker	595	604
Total cash and restricted cash at period end	$18,674,843	$20,401,286

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS GLOBAL DYNAMIC INCOME FUND
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$148,775,830
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(1,054,218,952)
Purchases of securities to cover securities sold short	(413,262)
Proceeds paid on closing written options	(3,233,266)
Proceeds from disposition of investment securities, including purchased options	1,047,163,197
Proceeds from securities sold short	413,178
Premiums received from written options	2,473,822
Amortization and accretion of fixed-income securities	3,271,040
Amortization of offering costs on Mandatory Redeemable Preferred Shares	155,762
Net realized gains/losses from investments, excluding purchased options	(57,736,241)
Net realized gains/losses from capital gains tax	1,177,092
Net realized gains/losses from purchased options	6,385,613
Net realized gains/losses from short positions	393
Net realized gains/losses from written options	712,996
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(96,906,979)
Change in unrealized appreciation or depreciation on capital gains tax	877,098
Change in unrealized appreciation or depreciation on purchased options	(7,224,995)
Change in unrealized appreciation or depreciation on written options	(15,252)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(337,122)
Prepaid expenses	73,835
Other assets	(27,748)
Increase/(decrease) in liabilities:
Payables to affiliates	168,976
Other accounts payable and accrued liabilities	344,235
Net cash provided by/(used in) operating activities	$(8,120,750)
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(38,318,632)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(21,571,666)
Offering costs on Mandatory Redeemable Preferred Shares	(44,248)
Net increase/(decrease) in due to custodian bank	4,845
Proceeds from Note Payable	81,000,000
Net cash provided by/(used in) financing activities	$21,070,299
Net increase/(decrease) in cash and foreign currency	$12,949,549
Cash and foreign currency and restricted cash at beginning of year	$9,081,787
Cash and foreign currency at end of year	$22,031,336
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$9,126,707
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$2,598,076
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$10,535

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

	OCTOBER 31, 2024	OCTOBER 31, 2023
Cash with custodian	22,016,369	9,081,591
Foreign currency	14,967	195
Total cash and restricted cash at period end	$22,031,336	$9,081,787

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CALAMOS GLOBAL TOTAL RETURN FUND
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$35,751,085
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(231,122,184)
Proceeds paid on closing written options	(779,288)
Proceeds from disposition of investment securities, including purchased options	228,948,617
Premiums received from written options	581,550
Amortization and accretion of fixed-income securities	881,374
Amortization of offering costs on Mandatory Redeemable Preferred Shares	80,273
Net realized gains/losses from investments, excluding purchased options	(15,444,552)
Net realized gains/losses from capital gains tax	332,601
Net realized gains/losses from purchased options	1,765,563
Net realized gains/losses from written options	188,859
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(22,196,665)
Change in unrealized appreciation or depreciation on capital gains tax	265,297
Change in unrealized appreciation or depreciation on purchased options	(2,058,995)
Change in unrealized appreciation or depreciation on written options	(8,401)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(83,309)
Prepaid expenses	14,917
Other assets	(17,633)
Increase/(decrease) in liabilities:
Payables to affiliates	50,283
Other accounts payable and accrued liabilities	45,813
Net cash provided by/(used in) operating activities	$(2,804,795)
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(9,415,085)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(4,013,334)
Offering costs on Mandatory Redeemable Preferred Shares	(44,140)
Proceeds from Note Payable	18,700,000
Net cash provided by/(used in) financing activities	$5,227,441
Net increase/(decrease) in cash and foreign currency	$2,422,646
Cash and foreign currency and restricted cash at beginning of year	$4,431,756
Cash, foreign currency and restricted cash at end of year	$6,854,402
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$2,117,000
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$630,421
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$19,680

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

	OCTOBER 31, 2024	OCTOBER 31, 2023
Cash with custodian	6,854,378	4,431,591
Foreign currency	18	120
Restricted cash for short positions	6	45
Total cash and restricted cash at period end	$6,854,402	$4,431,756

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CALAMOS LONG/SHORT EQUITY AND DYNAMIC INCOME TRUST
YEAR ENDED OCTOBER 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$52,414,939
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(1,119,031,742)
Purchases of securities to cover securities sold short	(653,561,909)
Proceeds paid on closing written options	(39,927,224)
Proceeds from disposition of investment securities, including purchased options	1,219,770,769
Proceeds from securities sold short	587,777,992
Premiums received from written options	56,476,676
Amortization and accretion of fixed-income securities	(99,004)
Net realized gains/losses from investments, excluding purchased options	(56,892,478)
Net realized gains/losses from purchased options	18,459,638
Net realized gains/losses from short positions	43,226,755
Net realized gains/losses from written options	(9,266,839)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(68,135,082)
Change in unrealized appreciation or depreciation on purchased options	374,444
Change in unrealized appreciation or depreciation on short positions	25,992,803
Change in unrealized appreciation or depreciation on written options	3,003,957
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	179,443
Prepaid expenses	735
Other assets	(319,554)
Increase/(decrease) in liabilities:
Payables to affiliates	13,965
Other accounts payable and accrued liabilities	(31,907)
Net cash provided by/(used in) operating activities	$60,426,377
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(32,982,086)
Net increase/(decrease) in due to custodian bank	(41,105)
Net cash provided by/(used in) financing activities	$(33,023,191)
Net increase/(decrease) in cash	$27,403,186
Cash and restricted cash at beginning of year	$267,907,632
Cash and restricted cash at end of year	$295,310,818
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$7,135,500

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows.

	OCTOBER 31, 2024	OCTOBER 31, 2023
Cash with custodian	3,745,382	4,585,708
Restricted cash for short positions	291,565,273	262,618,136
Restricted foreign cash for short positions	163	703,788
Total cash and restricted cash at period end	$295,310,818	$267,907,632

See accompanying Notes to Financial Statements

www.calamos.com

Calamos Convertible Opportunities and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2024	2023
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$8.99	$10.26
Income from investment operations:
Net investment income (loss)*	(0.20)	(0.10)
Net realized and unrealized gain (loss)	2.39	(0.03)
Total from investment operations	2.19	(0.13)
Less distributions to common shareholders from:
Net investment income	(0.42)	(0.15)
Net realized gains	(0.21)	(0.99)
Return of capital	(0.51)	—
Total distributions	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	—	—
Net asset value, end of year	$10.04	$8.99
Market value, end of year	$11.43	$9.99
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	24.26%	(2.27%)
Market value	27.31%	3.27%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.52%	4.40%
Net investment income (loss)	(2.00%)	(1.03%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$759,206	$672,782
Portfolio turnover rate	50%	39%
Average commission rate paid	$0.0186	$0.0188
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$132,750	$133,000
Notes Payable (000's omitted)	$314,650	$314,400
Asset coverage per $1,000 of loan outstanding(d)	$3,835	$3,563
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$227	$211

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.37%, 1.38%, 1.34%, 1.23%, 1.26%, 1.29%, 1.28%, 1.24%, 1.24%, and 1.50%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2022	2021	2020	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68	$13.45
Income from investment operations:
Net investment income (loss)*	0.01	(0.26)	0.49	0.50	0.57	0.57	0.60	0.62
Net realized and unrealized gain (loss)	(4.11)	4.31	2.37	0.64	(0.33)	1.19	(0.41)	(1.25)
Total from investment operations	(4.10)	4.05	2.86	1.14	0.24	1.76	0.19	(0.63)
Less distributions to common shareholders from:
Net investment income	(0.27)	(0.31)	(0.44)	(0.48)	(1.13)	(0.67)	(0.59)	(0.81)
Net realized gains	(0.87)	(0.79)	(0.52)	(0.31)	—	(0.08)	—	(0.02)
Return of capital	—	—	—	(0.17)	—	(0.39)	(0.55)	(0.31)
Total distributions	(1.14)	(1.10)	(0.96)	(0.96)	(1.13)	(1.14)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	0.01	— (a)	—	—	0.00 (a)	0.00 (a)	—	0.00 (a)
Net asset value, end of year	$10.26	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68
Market value, end of year	$10.78	$15.81	$10.89	$10.67	$9.91	$11.59	$9.89	$10.41
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(27.32%)	33.21%	29.38%	11.75%	1.81%	17.48%	3.19%	(4.69%)
Market value	(25.10%)	56.56%	12.04%	18.29%	(5.54%)	30.15%	6.72%	(16.54%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.44%	1.83%	2.20%	2.88%	2.52%	1.88%	1.74%	1.84%
Net investment income (loss)	0.08%	(1.76%)	4.36%	4.77%	5.11%	5.17%	5.61%	4.90%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$759,716	$1,111,526	$889,577	$754,310	$741,306	$797,968	$750,773	$817,491
Portfolio turnover rate	39%	46%	76%	51%	58%	90%	34%	36%
Average commission rate paid	$0.0215	$0.0215	$0.0213	$0.0188	$0.0270	$0.0282	$0.0220	$0.0303
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$133,000	$133,000	$100,000	$100,000	$100,000	$100,000	$—	$—
Notes Payable (000's omitted)	$339,400	$399,400	$288,400	$277,400	$288,000	$275,000	$306,000	$353,000
Asset coverage per $1,000 of loan outstanding(d)	$3,630	$4,116	$4,431	$4,080	$3,921	$4,265	$3,454	$3,316
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$232	$309	$319	$283	$282	$293	$—	$—

www.calamos.com

Calamos Convertible and High Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2024	2023
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.49	$10.81
Income from investment operations:
Net investment income (loss)*	(0.22)	(0.12)
Net realized and unrealized gain (loss)	2.56	0.00
Total from investment operations	2.34	(0.12)
Less distributions to common shareholders from:
Net investment income	(0.44)	(0.15)
Net realized gains	(0.19)	(1.05)
Return of capital	(0.57)	—
Total distributions	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—
Premiums from shares sold in at the market offerings	—	—
Net asset value, end of year	$10.63	$9.49
Market value, end of year	$11.79	$10.87
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	24.82%	(1.99%)
Market value	20.87%	10.32%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.54%	4.41%
Net investment income (loss)	(2.05%)	(1.11%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$819,582	$724,821
Portfolio turnover rate	50%	40%
Average commission rate paid	$0.0186	$0.0188
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$144,500	$145,000
Notes Payable (000's omitted)	$340,900	$340,400
Asset coverage per $1,000 of loan outstanding(d)	$3,828	$3,556
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$226	$209

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.37%, 1.38%, 1.34%, 1.23%, 1.27%, 1.30%, 1.28%, 1.24%, 1.25%, and 1.21%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2022	2021	2020	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.38	$13.22	$11.18	$11.02	$11.96	$11.33	$12.39	$14.24
Income from investment operations:
Net investment income (loss)*	0.00	(0.30)	0.53	0.54	0.60	0.61	0.65	0.73
Net realized and unrealized gain (loss)	(4.38)	4.61	2.53	0.64	(0.35)	1.22	(0.51)	(1.38)
Total from investment operations	(4.38)	4.31	3.06	1.18	0.25	1.83	0.14	(0.65)
Less distributions to common shareholders from:
Net investment income	(0.27)	(0.29)	(0.46)	(0.51)	(1.19)	(0.70)	(0.69)	(0.98)
Net realized gains	(0.93)	(0.86)	(0.56)	(0.34)	—	—	—	—
Return of capital	—	—	—	(0.17)	—	(0.50)	(0.51)	(0.22)
Total distributions	(1.20)	(1.15)	(1.02)	(1.02)	(1.19)	(1.20)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	0.00 (a)	—	0.00 (a)	—
Premiums from shares sold in at the market offerings	0.01	0.00 (a)	—	—	0.00 (a)	—	—	—
Net asset value, end of year	$10.81	$16.38	$13.22	$11.18	$11.02	$11.96	$11.33	$12.39
Market value, end of year	$11.00	$16.61	$11.50	$11.10	$10.86	$11.96	$10.47	$11.61
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(27.50%)	33.56%	29.87%	11.46%	1.75%	17.28%	2.55%	(4.65%)
Market value	(27.25%)	55.69%	13.79%	12.29%	0.28%	26.91%	1.13%	(12.08%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.45%	1.84%	2.22%	2.91%	2.54%	1.89%	1.78%	1.57%
Net investment income (loss)	(0.02%)	(1.88%)	4.45%	4.85%	5.13%	5.25%	5.73%	5.38%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$817,828	$1,207,158	$968,077	$818,412	$806,342	$868,817	$822,183	$898,695
Portfolio turnover rate	36%	44%	76%	47%	58%	89%	34%	37%
Average commission rate paid	$0.0205	$0.0216	$0.0225	$0.0187	$0.0260	$0.0282	$0.0221	$0.0286
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$145,000	$145,000	$110,000	$110,000	$110,000	$110,000	$—	$—
Notes Payable (000's omitted)	$365,400	$435,400	$318,400	$303,900	$315,500	$302,500	$337,000	$398,000
Asset coverage per $1,000 of loan outstanding(d)	$3,635	$4,106	$4,386	$4,055	$3,904	$4,236	$3,440	$3,258
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$229	$308	$317	$280	$280	$291	$—	$—

www.calamos.com

Calamos Strategic Total Return Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.41	$13.57	$18.62	$13.30	$12.93
Income from investment operations:
Net investment income (loss)*	(0.15)	(0.09)	0.05	0.10	0.21
Net realized and unrealized gain (loss)	5.52	1.16	(3.87)	6.42	1.24
Total from investment operations	5.37	1.07	(3.82)	6.52	1.45
Less distributions to common shareholders from:
Net investment income	(1.05)	(0.63)	(0.26)	(0.29)	(0.54)
Net realized gains	(0.18)	(0.60)	(0.97)	(0.91)	(0.54)
Total distributions	(1.23)	(1.23)	(1.23)	(1.20)	(1.08)
Premiums from shares sold in at the market offerings(a)	—	0.0007	0.0010	0.0026	—
Net asset value, end of year	$17.55	$13.41	$13.57	$18.62	$13.30
Market value, end of year	$17.32	$12.83	$13.76	$18.98	$12.80
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	41.22%	7.89%	(21.11%)	50.32%	12.33%
Market value	45.67%	1.80%	(21.52%)	59.21%	7.36%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	3.90%	4.09%	2.50%	2.03%	2.45%
Net investment income (loss)	(0.90%)	(0.62%)	0.31%	0.60%	1.64%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$2,815,285	$2,150,003	$2,156,658	$2,928,463	$2,061,019
Portfolio turnover rate	37%	29%	24%	27%	36%
Average commission rate paid	$0.0221	$0.0194	$0.0189	$0.0206	$0.0212
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$323,000	$323,500	$323,500	$304,000	$242,000
Notes Payable (000's omitted)	$941,000	$800,500	$800,500	$880,000	$703,000
Asset coverage per $1,000 of loan outstanding(d)	$4,335	$4,090	$4,098	$4,673	$4,276
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$316	$253	$254	$338	$311

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.51%, 1.57%, 1.53%, 1.44% and 1.54%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.
CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$17.24	$20.19	$31.73	$25.00	$19.93
Income from investment operations:
Net investment income (loss)*	(0.89)	(0.63)	(0.43)	(1.21)	0.70
Net realized and unrealized gain (loss)	5.23	0.01	(8.81)	10.20	6.37
Total from investment operations	4.34	(0.62)	(9.24)	8.99	7.07
Less distributions to common shareholders from:
Net investment income	(0.67)	(0.03)	(0.24)	(0.25)	(0.70)
Net realized gains	(0.89)	(2.31)	(2.10)	(2.01)	(1.30)
Return of capital	(0.78)	—	—	—	—
Total distributions	(2.34)	(2.34)	(2.34)	(2.26)	(2.00)
Premiums from shares sold in at the market offerings	—	0.0078 (a)	0.0384	0.0078	—
Net asset value, end of year	$19.24	$17.24	$20.19	$31.73	$25.00
Market value, end of year	$24.01	$17.07	$21.89	$32.62	$22.35
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	24.63%	(4.26%)	(29.91%)	36.76%	38.59%
Market value	57.16%	(12.56%)	(26.08%)	57.27%	19.58%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.80%	4.63%	2.75%	2.10%	2.50%
Net investment income (loss)	(4.68%)	(3.19%)	(1.73%)	(3.97%)	3.22%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$516,997	$459,365	$526,613	$788,554	$612,024
Portfolio turnover rate	53%	44%	42%	48%	85%
Average commission rate paid	$0.0184	$0.0185	$0.0563	$0.0217	$0.0243
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$91,750	$92,000	$92,000	$92,000	$64,000
Notes Payable (000's omitted)	$210,250	$210,000	$230,000	$270,000	$204,600
Asset coverage per $1,000 of loan outstanding(d)	$3,895	$3,626	$3,690	$4,261	$4,304
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$223	$207	$231	$313	$344

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.01.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.69%, 1.70%, 1.65%, 1.51%, and 1.56%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

www.calamos.com

Calamos Global Dynamic Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$5.99	$6.12	$10.14	$8.03	$7.90
Income from investment operations:
Net investment income (loss)*	(0.06)	(0.08)	(0.07)	0.03	0.15
Net realized and unrealized gain (loss)	2.39	0.55	(3.15)	2.92	0.82
Total from investment operations	2.33	0.47	(3.22)	2.95	0.97
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.10)	(0.01)	(0.15)	(0.32)
Net realized gains	(0.45)	(0.20)	(0.09)	(0.69)	(0.52)
Return of capital	—	(0.30)	(0.72)	—	—
Total distributions	(0.60)	(0.60)	(0.82)	(0.84)	(0.84)
Premiums from shares sold in at the market offerings	—	—	0.0191	0.0026	—
Net asset value, end of year	$7.72	$5.99	$6.12	$10.14	$8.03
Market value, end of year	$6.90	$5.22	$5.64	$10.39	$7.80
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	41.34%	8.29%	(32.89%)	37.46%	14.00%
Market value	44.97%	2.40%	(39.64%)	45.01%	7.60%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	4.21%	3.68%	2.73%	2.27%	2.70%
Net investment income (loss)	(0.82%)	(1.19%)	(0.85%)	0.26%	1.91%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$493,333	$382,865	$391,101	$609,038	$476,533
Portfolio turnover rate	149%	114%	134%	117%	128%
Average commission rate paid	$0.0065	$0.0036	$0.0117	$0.0173	$0.0210
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$48,500	$70,000	$70,000	$70,000	$65,000
Notes Payable (000's omitted)	$211,550	$130,550	$109,550	$206,500	$153,250
Asset coverage per $1,000 of loan outstanding(c)	$3,561	$4,469	$5,209	$4,288	$4,534
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$388	$208	$204	$316	$267

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.63%, 1.58%, 1.66%, 1.55% and 1.61%, respectively.

(c)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.12	$9.59	$15.82	$11.99	$11.60
Income from investment operations:
Net investment income (loss)*	(0.14)	(0.17)	(0.12)	(0.06)	0.17
Net realized and unrealized gain (loss)	3.78	0.66	(4.96)	5.05	1.40
Total from investment operations	3.64	0.49	(5.08)	4.99	1.57
Less distributions to common shareholders from:
Net investment income	(0.24)	(0.17)	(0.08)	(0.24)	(0.31)
Net realized gains	(0.72)	(0.50)	(0.26)	(0.96)	(0.89)
Return of capital	—	(0.29)	(0.84)	—	—
Total distributions	(0.96)	(0.96)	(1.18)	(1.20)	(1.20)
Premiums from shares sold in at the market offerings	—	—	0.0279	0.0362	0.0176
Net asset value, end of year	$11.80	$9.12	$9.59	$15.82	$11.99
Market value, end of year	$11.66	$8.15	$9.12	$15.86	$11.63
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	41.86%	5.26%	(33.22%)	42.86%	15.08%
Market value	56.82%	(0.98%)	(36.65%)	47.65%	6.83%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	4.33%	3.86%	2.86%	2.30%	2.75%
Net investment income (loss)	(1.24%)	(1.73%)	(0.93%)	(0.37%)	1.50%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$115,917	$89,579	$94,186	$148,697	$106,882
Portfolio turnover rate	143%	120%	118%	120%	153%
Average commission rate paid	$0.0065	$0.0038	$0.0123	$0.0179	$0.0214
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$13,000	$17,000	$17,000	$17,000	$12,000
Notes Payable (000's omitted)	$48,800	$30,100	$26,000	$50,500	$37,000
Asset coverage per $1,000 of loan outstanding(c)	$3,642	$4,541	$5,276	$4,281	$4,213
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$342	$201	$202	$318	$325

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.76%, 1.82%, 1.83%, 1.69%, and 1.75%, respectively.

(c)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

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Calamos Long/Short Equity & Dynamic Income Trust Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	YEAR ENDED OCTOBER 31,					NOVEMBER 29, 2019• THROUGH OCTOBER 31,
	2024	2023		2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$16.54	$17.66		$21.52	$17.44	$20.00
Income from investment operations:
Net investment income (loss)*	0.47	0.24		0.18	0.22	0.31
Net realized and unrealized gain (loss)	2.20	0.32		(2.36)	5.42	(1.84)
Total from investment operations	2.67	0.56		(2.18)	5.64	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.47)	(0.34)		(0.40)	(0.55)	(0.40)
Net realized gains	(1.21)	(1.34)		(1.28)	(1.01)	(0.63)
Total distributions	(1.68)	(1.68)		(1.68)	(1.56)	(1.03)
Premiums from shares sold in at the market offerings	—	—		—	—	—
Net asset value, end of period	$17.53	$16.54		$17.66	$21.52	$17.44
Market value, end of period	$15.50	$13.73		$15.75	$20.68	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	18.31%	4.32	%(b)	(10.05%)	33.57%	(6.72%)
Market value	25.94%	(2.85%)		(16.56%)	58.49%	(24.42%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.87%	4.52%		3.21%	2.45%	2.12	%(d)
Net investment income (loss)	2.68%	1.34%		0.89%	1.03%	1.82	%(d)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$344,210	$324,777		$346,747	$422,483	$342,473
Portfolio turnover rate	249%	210%		222%	213%	155%
Average commission rate paid	$0.0144	$0.0136		$0.0126	$0.0109	$0.0113
Notes Payable (000's omitted)	$120,000	$120,000		$120,000	$120,000	$69,200
Asset coverage per $1,000 of loan outstanding(e)	$3,868	$3,706		$3,890	$4,521	$5,949

•  Commencement of operations.

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Includes payment by affiliates, which impacted the total return. Excluding such payment the total return would be 3.97% (see Note 2).

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and dividend expense on short positions, to average net assets was 1.99%, 1.98%, 1.92%, 1.75% and 1.62%, respectively.

(d)  Annualized.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund ("CHI"), Calamos Convertible and High Income Fund ("CHY"), Calamos Strategic Total Return Fund ("CSQ"), Calamos Dynamic Convertible and Income Fund ("CCD"), Calamos Global Dynamic Income Fund ("CHW"), Calamos Global Total Return Fund ("CGO"), and Calamos Long/Short Equity & Dynamic Income Trust ("CPZ") (each a "Fund", and collectively, the "Funds") were each organized as Delaware statutory trusts and are each registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance set forth by the Financial Accounting Standards Board in Accounting Standards Codification (ASC) Topic 946: Financial Services—Investment Companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation. Each Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of each Fund, have designated Calamos Advisors LLC ("Calamos Advisors", or the "Adviser") to perform fair valuation determinations related to all Funds' investments under the oversight of the Board. As "valuation designee" Calamos Advisors has adopted policies and procedures to guide the determination of the net asset value ("NAV") on any day on which each Fund's NAV is determined. The valuation of each Fund's investments is in accordance with these procedures.

Funds' securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time each Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which each Fund's NAV is not calculated.

If the Adviser's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

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Notes to Financial Statements

The Funds also may use fair value pricing, pursuant to policies and procedures adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before a Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by each Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that each Fund could purchase or sell a portfolio security at the price used to calculate each Fund's NAV.

Various inputs are used to determine the value of each Fund's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including each Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of each Fund's investments. The summary of the inputs used in valuing each Fund's holdings are available after each Fund's Schedule of Investments.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2024. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds. Expenses directly attributable to each respective Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because each Funds' policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the respective Funds' taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book and tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of Mandatory Redeemable Preferred Shares ("MRPS") as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2021 – 2023 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Funds' organizational documents, each Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, a Fund may enter into contracts that provide general indemnifications to other parties. A Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays an annual fee, payable monthly based on the average weekly managed assets of the Fund, as shown below:

FUND	ANNUAL RATE
Convertible Opportunities and Income Fund	0.80%
Convertible and High Income Fund	0.80%
Strategic Total Return Fund	1.00%
Dynamic Convertible and Income Fund	1.00%
Global Dynamic Income Fund	1.00%
Global Total Return Fund	1.00%
Long/Short Equity & Dynamic Income Trust	1.35%

Each Fund reimburses Calamos Advisors for a portion of compensation paid to each Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Funds' Statements of Operations.

The Funds have adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

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Notes to Financial Statements

At October 31, 2024, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Convertible Opportunities and Income Fund	$225,433
Convertible and High Income Fund	194,553
Strategic Total Return Fund	275,412
Dynamic Convertible and Income Fund	0
Global Dynamic Income Fund	104,649
Global Total Return Fund	66,501
Long/Short Equity & Dynamic Income Trust	0

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2024.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments, excluding investments sold short, for the year ended October 31, 2024 are shown in the table below. Furthermore, the cost of purchases to cover short sales and the proceeds of short sales were $653,430,386 and $587,687,823 for Long/Short Equity & Dynamic Income Fund, respectively.

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Convertible Opportunities and Income Fund	$—	$572,785,671	$—	$659,175,185
Convertible and High Income Fund	—	632,515,306	—	732,913,971
Strategic Total Return Fund	500,938	1,339,642,543	66,901,030	1,373,172,666
Dynamic Convertible and Income Fund	—	415,763,145	—	485,765,153
Global Dynamic Income Fund	—	984,125,329	309,673	985,290,555
Global Total Return Fund	—	221,886,728	—	221,400,088
Long/Short Equity & Dynamic Income Trust	1,000,938	1,002,857,938	—	1,130,270,470

Note 4 – Income Taxes

The cost basis of investments for federal income tax purposes at October 31, 2024 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Convertible Opportunities and Income Fund	$1,222,825,290	$50,160,214	$(96,422,322)	$(46,262,108)
Convertible and High Income Fund	1,326,028,772	52,620,048	(104,067,648)	(51,447,600)
Strategic Total Return Fund	3,049,548,109	1,113,981,930	(178,117,739)	935,864,191
Dynamic Convertible and Income Fund	829,021,026	39,832,670	(68,031,274)	(28,198,604)
Global Dynamic Income Fund	790,585,644	53,141,731	(112,441,541)	(59,299,810)
Global Total Return Fund	171,009,088	12,290,490	(12,275,494)	14,996
Long/Short Equity & Dynamic Income Trust	219,434,912	35,657,103	(86,292,529)	(50,635,426)

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For the fiscal year ended October 31, 2024, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Convertible Opportunities and Income Fund	$(39,041,301)	$84,077,768	$(45,036,467)
Convertible and High Income Fund	(44,053,358)	93,659,532	(49,606,174)
Strategic Total Return Fund	(914,284)	185,412,562	(184,498,278)
Dynamic Convertible and Income Fund	(21,611,316)	61,209,925	(39,598,609)
Global Dynamic Income Fund	(679,280)	13,226,613	(12,547,333)
Global Total Return Fund	(176,590)	3,639,886	(3,463,296)
Long/Short Equity & Dynamic Income Trust	(42)	262,747	(262,705)

Each Fund intends to make monthly distributions from its income available for distribution, which consists of each Fund's dividends and interest income after payment of Fund expenses, and net realized gains on investments. At least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2024			YEAR ENDED OCTOBER 31, 2023
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Convertible Opportunities and Income Fund	$31,007,658	$21,122,266	38,135,660	$30,821,886	$58,448,531	—
Convertible and High Income Fund	33,292,859	19,697,006	44,052,948	32,248,272	63,794,457	—
Strategic Total Return Fund	55,262,635	154,035,131	—	17,803,791	190,612,272	—
Dynamic Convertible and Income Fund	15,354,273	29,524,508	20,818,282	16,264,044	48,555,021	—
Global Dynamic Income Fund	40,678,745	—	—	21,588,110	—	19,222,158
Global Total Return Fund	9,967,658	—	—	5,888,148	1,289,760	2,813,588
Long/Short Equity & Dynamic Income Trust	32,982,086	—	—	32,183,213	798,873	—

As of October 31, 2024, the components of accumulated earnings/(loss) on a tax basis were as follows:

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$—
Undistributed capital gains	—	—	4,715,889	—
Total undistributed earnings	—	—	4,715,889	—
Accumulated capital and other losses	—	—	—	(1,165,794)
Net unrealized gains/(losses)	(46,262,108)	(51,447,600)	935,850,921	(28,198,604)
Total accumulated earnings/(losses)	(46,262,108)	(51,447,600)	940,566,810	(29,364,398)
Other	(132,611)	(139,715)	(14,771,566)	—
Paid-in-capital	805,601,157	871,169,523	1,889,490,143	546,361,881
Net assets applicable to common shareholders	$759,206,438	$819,582,208	$2,815,285,387	$516,997,483

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Notes to Financial Statements

	GLOBAL DYNAMIC INCOME FUND	GLOBAL TOTAL RETURN FUND	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
Undistributed ordinary income	$8,036,083	$1,740,368	$10,478,611
Undistributed capital gains	—	—	—
Total undistributed earnings	8,036,083	1,740,368	10,478,611
Accumulated capital and other losses	—	—	—
Net unrealized gains/(losses)	(60,372,145)	(310,779)	(50,638,911)
Total accumulated earnings/(losses)	(52,336,062)	1,429,589	(40,160,300)
Other	(402,031)	(282,049)	(8,257,962)
Paid-in-capital	546,071,159	114,769,615	392,628,183
Net assets applicable to common shareholders	$493,333,066	$115,917,155	$344,209,921

Note 5 – Short Sales

Calamos Global Dynamic Income Fund and Calamos Long/Short Equity & Dynamic Income Trust may sell securities short. Securities sold short represent obligations to deliver the securities at a future date. Each Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between a Fund and the counterparty and the amount of collateral due from a Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, a Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among a Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that a Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to a Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Each Fund's net counterparty exposure, if any, is reflected in the Schedules of Investments. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts for any of the Funds at October 31, 2024.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. As of October 31, 2024, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments.

Interest Rate Risk. Each Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund's borrowings (see Note 7—Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statements of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statements of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of each Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statements of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms, counterparty's creditworthiness, and the possible lack of liquidity with respect to the contracts.

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Notes to Financial Statements

As of October 31, 2024, the Funds had no outstanding interest rate swap agreements.

As of October 31, 2024, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	CONVERTIBLE OPPORTUNITIES AND INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$797,000	$—
	$797,000	$—
	CONVERTIBLE AND HIGH INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$870,400	$—
	$870,400	$—
	STRATEGIC TOTAL RETURN FUND
Gross amounts at fair value:
Purchased Options(1)	$5,864,513	$—
Written Options(2)	—	159,863
	$5,864,513	$159,863
	DYNAMIC CONVERTIBLE AND INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$694,740	$—
	$694,740	$—
	GLOBAL DYNAMIC INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$5,339,895	$—
Written Options(2)	—	99,140
	$5,339,895	$99,140
	GLOBAL TOTAL RETURN FUND
Gross amounts at fair value:
Purchased Options(1)	$1,352,442	$—
Written Options(2)	—	19,084
	$1,352,442	$19,084
	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
Gross amounts at fair value:
Purchased Options(1)	$3,583,369	$—
Written Options(2)	—	8,811,450
	$3,583,369	$8,811,450

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For the year ended October 31, 2024, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD FOREIGN CURRENCY CONTRACTS(3)	PURCHASED OPTIONS(1)	WRITTEN OPTIONS(2)
Convertible Opportunities and Income Fund	—	6,225	28
Convertible and High Income Fund	—	6,750	29
Strategic Total Return Fund	—	37,775	14,385
Dynamic Convertible and Income Fund	—	5,360	24
Global Dynamic Income Fund	1,001	48,511	8,922
Global Total Return Fund	277	12,502	2,027
Long/Short Equity & Dynamic Income Trust	—	385,703	405,733

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)  Generally, the Statement of Assets and Liabilities location for Purchased Options is "Investments in securities, at value".

(2)  Generally, the Statement of Assets and Liabilities location for Written Options is "Options written, at value".

(3)  Generally, the Statement of Assets and Liabilities location for Forward contracts is "Unrealized appreciation on forward foreign currency contracts" for asset derivatives and "Unrealized depreciation on forward foreign currency contracts" for liability derivatives.

Note 7 – Notes Payable

The Funds have each entered into an Amended and Restated Liquidity Agreement (the "SSB Agreement") with State Street Bank and Trust Company ("SSB") that allows each Fund to borrow up to a certain limit as shown in the table below, as well as engage in securities lending and securities repurchase transactions.

FUND	BORROWING LIMIT (IN MILLIONS)
Convertible Opportunities and Income Fund	$430.0
Convertible and High Income Fund	480.0
Strategic Total Return Fund	1,130.0
Dynamic Convertible and Income Fund	370.0
Global Dynamic Income Fund	265.0
Global Total Return Fund	55.0
Long/Short Equity & Dynamic Income Trust	150.0

Advances under the SSB Agreement are secured by assets of the Funds that are held with the Funds' custodian in a separate account (the "pledged collateral"). Interest on the SSB Agreement was charged on the drawn amount at the rate of OBFR plus 0.52% during the year ended October 31, 2024. A commitment fee of 0.10% is payable on any undrawn balance. For the year ended October 31, 2024, the Funds borrowed according to the table below:

FUND	AVERAGE BORROWINGS (IN MILLIONS)	AVERAGE INTEREST RATE	TOTAL OUTSTANDING BORROWINGS (IN MILLIONS)	INTEREST RATE APPLICABLE TO BORROWINGS
Convertible Opportunities and Income Fund	$314.9	5.88%	$314.7	5.35%
Convertible and High Income Fund	341.0	5.88%	340.9	5.35%
Strategic Total Return Fund	841.8	5.88%	941.0	5.35%
Dynamic Convertible and Income Fund	210.3	5.88%	210.3	5.35%
Global Dynamic Income Fund	159.2	5.86%	211.6	5.35%
Global Total Return Fund	37.0	5.86%	48.8	5.35%
Long/Short Equity & Dynamic Income Trust	120.0	5.88%	120.0	5.35%

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral received by SSB on behalf of the Fund is deposited by SSB in a custodial account of the Fund and then applied to repay borrowings under the SSB, such that the cash advanced to the Fund remains unchanged. Upon termination of a securities loan, SSB will advance to the Fund the cash collateral required to be returned by the Fund, or

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Notes to Financial Statements

secure the appropriate amount through one or more securities lending transactions as the Fund's agent, and deposit the amount to a custodial account of the Fund and then subsequently return such amount to the securities borrower against return of the securities on loan. Again, the net cash to the Fund is unaltered. Only the composition of the advance is changed, and regardless of the composition of advances as between cash collateral for securities lending transactions or borrowings from SSB, they are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. The Fund has the right to recall securities which have been lent at any time. The securities lending arrangement with SSB involves characteristics common in arm's length relationships in which one party may benefit at the expense of the other party. As of October 31, 2024, the Funds had securities on loan under the SSB Agreement which are reflected in the Investment in securities, at value on the Statements of Assets and Liabilities and are shown in the table below. The borrowings are categorized as Level 2 within the fair value hierarchy.

The composition of the securities on loan was as follows:

FUND	SECURITIES ON LOAN (IN MIILIONS)	FIXED INCOME SECURITIES (IN MILLIONS)	EQUITY SECURITIES (IN MILLIONS)
Convertible Opportunities and Income Fund	$86.0	$78.0	$8.0
Convertible and High Income Fund	33.7	31.0	2.7
Strategic Total Return Fund	444.9	62.6	382.3
Dynamic Convertible and Income Fund	30.7	26.9	3.8
Global Dynamic Income Fund	23.9	5.0	18.9
Global Total Return Fund	28.4	7.1	21.3
Long/Short Equity & Dynamic Income Trust	2.8	2.7	0.1

Note 8 – Mandatory Redeemable Preferred Shares

All Funds except Long/Short Equity & Dynamic Income Trust have MRPS issued and outstanding, with CHI, CHY, CSQ, and CCD, each divided into four series with different mandatory redemption dates and dividend rates, while CGO and CHW are each divided into three series with different mandatory redemption dates and dividend rates. On September 6, 2022, CHI had $33,250,000, CHY had $36,500,000, CSQ had $80,500,000, CCD had $21,250,000, CHW had $21,500,000, and CGO had $4,000,000 of Series A MRPS redeemed at $25.01 per share, respectively. On September 6, 2024, CHI had $33,250,000, CHY had $36,500,000, CSQ had $80,500,000, CCD had $21,250,000, CHW had $21,500,000, and CGO had $4,000,000 of Series B MRPS redeemed at $25.00 per share, respectively. On September 9, 2024, CHI issued $33,000,000, CHY issued $36,000,000, CSQ issued $80,000,000, and CCD issued $21,000,000 of Series G MRPS with a mandatory redemption date of September 9, 2029 and redeemable at $25.00 per share, respectively. CGO and CHW did not participate in the issuance of Series G MRPS. The tables below summarize the key terms of each series of the MRPS at October 31, 2024.

CONVERTIBLE OPPORTUNITIES AND INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	1,340	$25	$33,500,000
Series D	8/24/21	8/24/26	2.45%	1,320	$25	$33,000,000
Series E	3/8/22	5/24/27	2.68%	1,330	$25	$33,250,000
Series G	9/9/24	9/9/29	6.24%	1,320	$25	$33,000,000
Total						$132,750,000

CONVERTIBLE AND HIGH INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	1,480	$25	$37,000,000
Series D	8/24/21	8/24/26	2.45%	1,400	$25	$35,000,000
Series E	3/8/22	5/24/27	2.68%	1,460	$25	$36,500,000
Series G	9/9/24	9/9/29	6.24%	1,440	$25	$36,000,000
Total						$144,500,000

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

STRATEGIC TOTAL RETURN FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	3,240	$25	$81,000,000
Series D	8/24/21	8/24/26	2.45%	2,480	$25	$62,000,000
Series F	5/24/22	5/24/27	3.66%	4,000	$25	$100,000,000
Series G	9/9/24	9/9/29	6.24%	3,200	$25	$80,000,000
Total						$323,000,000

DYNAMIC CONVERTIBLE AND INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	860	$25	$21,500,000
Series D	8/24/21	8/24/26	2.45%	1,120	$25	$28,000,000
Series E	3/8/22	5/24/27	2.68%	850	$25	$21,250,000
Series G	9/9/24	9/9/29	6.24%	840	$25	$21,000,000
Total						$91,750,000

GLOBAL DYNAMIC INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	880	$25	$22,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	860	$25	$21,500,000
Total						$48,500,000

GLOBAL TOTAL RETURN FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series C	9/6/17	9/6/27	4.24%	160	$25	$4,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	160	$25	$4,000,000
Total						$13,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in each Fund's Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the year ended October 31, 2024, all MRPS were rated `AA-' by Kroll Bond Rating Agency LLC ("KBRA"). If the ratings of the MRPS are downgraded, each Fund's dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated "AA-" by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than "A" by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS' dividend rate is also subject to increase during periods when a Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in "Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares" with each Fund's Statement of Operations.

With regard to the Series C MRPS, so long as any MRPS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on

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Notes to Financial Statements

parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one "valuation date" in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund's paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund's MRPS' then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

In accordance with that certain Statement of Preferences governing the Series D, E, F and G MRPS, for so long as any MRPS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively "non-cash distributions") with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code ("Tax Required Payments"). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required pursuant to the Funds' governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Funds as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of a Fund, voting separately as a class. Except during any time when a Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board on any matter submitted to them for their vote or to the vote of shareholders of a Fund generally.

Note 9 – Common Shares

Each Fund has unlimited common shares of beneficial interest authorized at October 31, 2024. Transactions in common shares for each fund at October 31, 2024 were as follows:

CONVERTIBLE OPPORTUNITIES AND INCOME FUND	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	74,818,167	74,081,296
Shares sold	—	—
Shares issued through reinvestment of distributions	764,075	736,871
Ending shares	75,582,242	74,818,167

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

CONVERTIBLE AND HIGH INCOME FUND	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	76,379,270	75,661,499
Shares sold	—	—
Shares issued through reinvestment of distributions	733,859	717,771
Ending shares	77,113,129	76,379,270
STRATEGIC TOTAL RETURN FUND	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	160,335,126	158,887,622
Shares sold	—	702,814
Shares issued through reinvestment of distributions	34,509	744,690
Ending shares	160,369,635	160,335,126
DYNAMIC CONVERTIBLE AND INCOME FUND	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	26,644,318	26,080,838
Shares sold	—	206,742
Shares issued through reinvestment of distributions	233,097	356,738
Ending shares	26,877,415	26,644,318
GLOBAL DYNAMIC INCOME FUND	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	63,864,387	63,864,387
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	63,864,387	63,864,387

GLOBAL TOTAL RETURN FUND	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	9,825,838	9,823,566
Shares sold	—	—
Shares issued through reinvestment of distributions	1,456	2,272
Ending shares	9,827,294	9,825,838
LONG/SHORT EQUITY & DYNAMIC INCOME TRUST	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023
Beginning shares	19,632,194	19,632,194
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	19,632,194	19,632,194

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market.

The Funds also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of each Fund's common shares at the time such common shares are initially sold.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust (the "Funds"), including the schedules of investments, as of October 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund	For each of the ten years in the period then ended
Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund	For each of the five years in the period then ended
Calamos Long/Short Equity & Dynamic Income Trust	For each of the four years in the period then ended and for the period from November 29, 2019 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2024

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Boards of Trustees ("Board" or the "Trustees") of Calamos Convertible Opportunities and Income Fund ("CHI"), Calamos Convertible and High Income Fund ("CHY"), Calamos Strategic Total Return Fund ("CSQ"), Calamos Dynamic Convertible and Income Fund ("CCD"), Calamos Global Dynamic Income Fund ("CHW"), Calamos Global Total Return Fund ("CGO"), and Calamos Long/Short Equity & Dynamic Income Trust ("CPZ") (each a "Fund" and together, the "Funds") oversees the management of the Funds and, as required by law, determines annually whether to continue each Fund's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each Fund. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreements, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of each agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 27, 2024, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to each Fund except CCD through July 31, 2025 and through September 30, 2025 with respect to CCD, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement of each Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with each Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing each Fund; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing each Fund; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in each Fund, which further aligns the interests of the Adviser and its personnel with those of each Fund's shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding each Fund's performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2024, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. Further detail considered by the Board regarding the investment performance of each Fund is set forth below.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

For CHI, the Board considered that CHI outperformed its Category average for all periods.

For CHY, the Board considered that CHY outperformed its Category average for all periods.

For CSQ, the Board considered that CSQ outperformed its Category average for all periods.

For CCD, the Board considered that CCD outperformed its Category average for all periods.

For CHW, the Board considered that CHW outperformed its Category average for all periods other than the three-year period.

For CGO, the Board considered that CGO outperformed its Category average for all periods other than the three-year period.

For CPZ, the Board considered that CPZ underperformed its Category average for all periods. The Board also considered that CPZ outperformed its benchmark for the year-to-date, one- and three-year and since inception periods ended April 30, 2024. The Board took into account that the Fund is the only closed-end fund categorized as "Long-Short Equity" in the Category.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts, other advisory accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that, although the rates of fees paid by institutional clients or for sub-advisory services were generally lower than the rates of fees paid by each Fund, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding each Fund, the more extensive regulatory obligations and risks associated with managing each Fund, and other financial considerations with respect to creation and sponsorship of each Fund. The Board considered factors that led to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as each Fund's investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage each Fund. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Funds' investment adviser and of the Adviser and its affiliates in all of their relationships with the Funds, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure. Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below.

For CHI, the Board considered that CHI's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed CHI's expenses in light of its performance record.

For CHY, the Board considered that CHY's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed CHY's expenses in light of its performance record.

For CSQ, the Board considered that CSQ's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed CSQ's expenses in light of its performance record.

For CCD, the Board considered that CCD's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed CCD's expenses in light of its performance record.

For CHW, the Board considered that CHW's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed CHW's expenses in light of its performance record. The Board also noted the small number of peer funds in its Category and the exclusion of funds that, like CHW, use leverage.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

For CGO, the Board considered that CGO's management fee rate and total expense ratio are higher than the respective Expense Group medians. The Board reviewed CGO's expenses in light of its performance record. The Board also noted the small number of peer funds in its Category and the exclusion of funds that, like CGO, use leverage.

For CPZ, the Board considered that the Fund's total expense ratio and management fee rate are higher than the respective Expense Group medians.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by each Fund.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each Fund and each Fund's shareholders.

www.calamos.com

Trustees and Officers (Unaudited)

The management of each Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Funds shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. Each Fund's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Funds, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are interested persons of the Funds:
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2002)	58

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Trustees who are not interested persons of the Funds:
John E. Neal (1950)	Trustee (since 2002); Lead Independent Trustee (since 2019)	59	^^^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	58

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023); Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (2012-2024); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Virginia G. Breen (1964)	Trustee (since 2015)	58

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Lloyd A. Wennlund (1957)	Trustee (since 2018)	58

Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Karen L. Stuckey (1953)	Trustee (since 2019)	58

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006) and Emeritus Trustee (since 2007) of Lehigh University; formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

www.calamos.com

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christopher M. Toub (1959)	Trustee (since 2019)	58	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to such election or thereafter in each case when their respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to such election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to one of the Calamos Closed-End Funds.

^^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos Aksia Alternative Credit and Income Fund.

^^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUNDS^	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)*	Vice President (since 2013)

Executive Vice President, Chief Distribution Officer (since 2021), CAM, CILLC, Calamos Advisors, and CFS; Vice President (since 2022), CGAM; prior thereto President, CAM, CILLC, Calamos Advisors, and CFS (2015-2021), Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; and Chief Compliance Officer, Harbor ETF Trust (2021-2023); Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Stephen Atkins (1965)	Treasurer (since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Daniel Dufresne (1974)	Vice President (since 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

^  Officers serve indefinite terms until their successor has been duly elected and qualified, their death or resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to one of the Calamos Closed-End Funds.

*  Mr. Behan is no longer an officer of the Funds effective on December 2, 2024.

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2024 Annual Meeting

The Funds held their joint annual meeting of shareholders on June 26, 2024. The purposes of the annual meeting were (i) for each Fund other than Calamos Long/Short Equity & Dynamic Income Trust ("CPZ"), to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, each such trustee to serve until the annual meeting of shareholders in 2027, or until his or her successor is elected and qualified; (ii) to elect two trustees of CPZ, to be elected by the holders of common shares, voting as a single class, each such trustee to serve until the annual meeting of shareholders in 2027, or until his or her successor is elected and qualified; and (iii) to conduct any other lawful business of the Fund.

For each Fund other than CPZ, Messrs. John E. Neal and Karen L. Stuckey were nominated for reelection as trustees by the holders of the common shares and preferred shares, voting as a single class, for a three-year term until the 2027 annual meeting

www.calamos.com

Trustees and Officers (Unaudited)

or until his or her successor is duly elected and qualified. For CPZ, John E. Neal and Karen L. Stuckey were nominated for reelection as trustees by the holders of the common shares, voting together as a single class, for a three-year term until the 2027 annual meeting or until his or her successor is duly elected and qualified. Each nominee was elected as trustee by a majority of the outstanding shares entitled to vote as follows:

Calamos Convertible Opportunities and Income Fund (CHI)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	53,786,229	852,684	—
Karen L. Stuckey	53,716,367	922,546	—

Calamos Convertible and High Income Fund (CHY)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	53,335,731	1,268,601	—
Karen L. Stuckey	53,263,355	1,340,976	—

Calamos Strategic Total Return Fund (CSQ)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	133,193,696	1,872,839	—
Karen L. Stuckey	133,213,956	1,852,579	—

Calamos Global Total Return Fund (CGO)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	7,184,235	150,898	—
Karen L. Stuckey	7,161,112	174,021	—

Calamos Global Dynamic Income Fund (CHW)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	47,851,282	2,775,796	—
Karen L. Stuckey	47,894,660	2,732,418	—

Calamos Dynamic Convertible and Income Fund (CCD)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES AGAINST/WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	19,353,027	499,041	—
Karen L. Stuckey	19,358,476	493,591	—

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John E. Neal	14,741,113	1,660,485	—
Karen L. Stuckey	14,733,395	1,668,203	—

Messrs. Calamos, Rybak, Toub, Wennlund and Ms. Breen's terms of office as trustees continued after the meeting.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2025, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2024. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2024:

FUND	CAPITAL GAINS DIVIDENDS
Convertible Opportunities and Income Fund	$21,122,266
Convertible and High Income Fund	19,697,006
Strategic Total Return Fund	154,035,131
Dynamic Convertible and Income Fund	29,524,508
Global Dynamic Income Fund	—
Global Total Return Fund	—
Long/Short Equity & Dynamic Income Trust	—

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2024:

FUND	QUALIFIED DIVIDENDS
Convertible Opportunities and Income Fund	$2,945,304
Convertible and High Income Fund	3,285,051
Strategic Total Return Fund	26,047,184
Dynamic Convertible and Income Fund	2,512,336
Global Dynamic Income Fund	3,485,309
Global Total Return Fund	742,310
Long/Short Equity & Dynamic Income Trust	3,095,736

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2024:

FUND	DIVIDENDS RECEIVED DEDUCTION
Convertible Opportunities and Income Fund	4.42%
Convertible and High Income Fund	4.41
Strategic Total Return Fund	44.06
Dynamic Convertible and Income Fund	7.31
Global Dynamic Income Fund	6.10
Global Total Return Fund	5.61
Long/Short Equity & Dynamic Income Trust	9.55

www.calamos.com

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•  Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

•  More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•  Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•  Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•  Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to "leverage" their investment positions.

•  No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund's distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund's investment objectives, risks, charges and expenses.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund have implemented a level rate distribution policy. The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Please refer to each Fund's financial statements for specific information about distributions made during the last fiscal year.

There is no guarantee that the Funds will realize capital gains in any given year. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Funds may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Funds.

Distributions from the Funds are generally subject to Federal income taxes.

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust have implemented a managed distribution policy.* The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. Please refer to each Fund's financial statements for specific information about distributions made during the last fiscal year.

Distributions of capital decrease a Fund's total assets and total assets per share and, therefore, could have the effect of increasing a Fund's expense ratio. In general, the policy of fixing a Fund's distributions at a targeted rate does not affect a Fund's investment strategy. However, in order to make these distributions, on occasion the Funds may have to sell portfolio securities at a less than opportune time.

There is no guarantee that the Funds will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Funds are generally subject to Federal income taxes.

*  On December 17, 2024, the Board of Trustees approved the transition from a managed distribution policy to a level distribution policy for CCD, CHY and CHI.

www.calamos.com

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of each Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•  Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•  Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•  Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant's account either (i) through receipt of additional common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a "market premium"), the Plan Agent will receive newly issued shares from the Fund for each participant's account. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a "market discount"), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Automatic Dividend Reinvestment Plan

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund's registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

Each Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Funds on August 1, 2022.

The DSTA Control Share Statute defines "control beneficial interests" (referred to as "control shares" herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or each Fund's Governing Documents (as used herein, "Governing Documents" means each Fund's Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares, as applicable) with respect to the control shares acquired in the control share acquisition, except to the extent approved by a Fund's shareholders by the affirmative vote of two—thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by

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Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

aggregating the holdings of the acquiring person as well as those of his, her or its "associates." These thresholds are:

•  10% or more, but less than 15% of all voting power;

•  15% or more, but less than 20% of all voting power;

•  20% or more, but less than 25% of all voting power;

•  25% or more, but less than 30% of all voting power;

•  30% or more, but less than a majority of all voting power; or

•  a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the "control shares") until approved by a vote of shareholders, as described above, or otherwise exempted by the Funds' Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person's "associates" are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a Fund in the election of each Fund's Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, a Fund's preferred shares, as applicable, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to a Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund's Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Funds' Board of Trustees, through a provision in each Fund's Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally "opt out" of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

www.calamos.com

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
Computershare
P.O. Box 43078
Providence RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2024 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CEFANR 822293 2024

(b) Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert”for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services

Fiscal Years Ended	10/31/2023	10/31/2024
Audit Fees (a)	$17,145	$17,057
Audit-Related Fees(b)	$4,967	$5,293
Tax Fees(c)	$-	$-
All Other Fees(d)	$-	$-
Total	$22,112	$22,350

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2023	10/31/2024
Registrant	$-	$-
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

Item 6. Investments

(a)	Not applicable. The complete schedule of investments is included in the financial statements filed under Item 1 of the N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Statement Regarding Basis for Approval of Investment Advisory Contracts – Included as part of the financial statements filed under Item 1 of the N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of this filing, the registrant is led by Calamos Advisors’ team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and Founder of Calamos Advisors; Chairman and Global Chief Investment Officer (“CIO”) of Calamos Advisors since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos Advisors in May 2013 and has been Co-CIO, Co-Head of Alternative Strategies (since July 2024; previously served as Head of Alternative Strategies from September 2015 to June 2024) and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Dennis Cogan joined Calamos in March 2005 and since February 2021 has been a Senior Co-Portfolio Manager. From March 2013 to February 2021, he was Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager (Co-Portfolio Manager of the Fund since December 2023), as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2024

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	24	31,210,097,989	5	896,426,294	5,855	5,075,208,287
R. Matthew Freund	20	15,315,388,721	3	751,999,671	5,478	4,856,359,088
John Hillenbrand	18	13,354,445,885	5	896,426,294	4,539	4,029,636,748
Nick Niziolek	11	8,707,116,616	3	184,109,235	3,842	2,556,885,569
Eli Pars	30	29,822,961,767	8	946,433,073	4,486	3,904,974,731
Jon Vacko	19	13,818,634,156	5	896,426,294	4,504	3,952,335,988
Dennis Cogan	11	8,707,116,616	3	184,109,235	3,842	2,556,885,569
Joe Wysocki	13	12,957,637,559	4	892,795,757	3,605	2,649,582,117
Chuck Carmody	10	9,239,356,808	0	-	558	1,271,170,829

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2024

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	376,061,221	0	-	0	-
R. Matthew Freund	0	-	0	-	0	-
John Hillenbrand	2	376,061,221	0	-	0	-
Nick Niziolek	2	376,061,221	0	-	0	-
Eli Pars	2	376,061,221	0	-	0	-
Jon Vacko	2	376,061,221	0	-	0	-
Dennis Cogan	2	376,061,221	0	-	0	-
Joe Wysocki	0	-	0	-	0	-
Chuck Carmody	0	-	0	-	0	-

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2024, John P. Calamos, Sr., Calamos Advisors’ Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and an annual bonus, both components payable in cash. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors currently consists of deferred bonus payments, which fluctuate in value over time based upon either: (1) the performance of certain managed investment products for investment professionals (“Mutual Fund Incentive Awards”); or (2) the overall value of the firm for non-investment professionals (“Company Incentive Awards”).

As of October 31, 2024, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Dennis Cogan, Jon Vacko, Joe Wysocki, and Chuck Carmody receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors' Long-Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards granted in 2024 vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Calamos strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

(a)(4) As of October 31, 2024, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	over $1,000,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	None
Chuck Carmody	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedure

a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) See Code of Ethics attachment

(a)(2) Not applicable

(a)(3)(i) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(ii) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(iii) Proxy Voting Policies and Procedures

(a)(4) Not applicable

(a)(5) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 26, 2024

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 26, 2024

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 26, 2024